UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund:   BlackRock Funds V

            BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

            BlackRock Strategic Income Opportunities Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55

      East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Funds V

•	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

•	BlackRock Strategic Income Opportunities Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito President, BlackRock Advisors, LLC Total Returns as of December 31, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Investment Objective

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund outperformed the 3-Month LIBOR USD, but it underperformed its reference benchmark, a custom blend of 50% J.P. Morgan EMBI Global Diversified Index/50% J.P. Morgan GBI-EM Global Diversified Index.

Performance is reviewed on an absolute basis due to the nature of the Fund’s strategy. The Fund has the flexibility to invest in fixed income securities and derivatives of any maturity, and denominated in any currency, from issuers located in the emerging markets. As such, the Fund is not managed specifically to a benchmark. The indices listed above are for reference purposes only.

What factors influenced performance?

Emerging market bonds performed very well in 2019. The combination of positive global growth and the accommodative policies of the world’s major central banks fueled a hearty appetite for risk among investors, boosting the returns of higher-yielding segments of the fixed-income market.

A position in Venezuela, which the Fund achieved through the bonds of the quasi-sovereign oil company Petroleos de Venezuela SA(“PDVSA”), detracted from performance. In January 2019, the bonds appreciated on the appointment of opposition leader Juan Guaido as the country’s interim president. However, the United States subsequently applied sanctions related to the trading of government and quasi-sovereign PDVSA debt in order to prevent further capital from reaching current President Maduro and his regime. As a result, the bonds exhibited pronounced price weakness over the remainder of the year.

An allocation to Argentina also detracted from Fund performance after the surprising outcome in the presidential primary election in August sparked a downturn across the nation’s financial markets. The losses were partially offset later in the year, as investors reacted favorably to market-friendly announcements made by the newly elected president Alberto Fernandez.

The Fund used derivatives to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange trends. The specific instruments the Fund employed included currency forward contracts, which it used to manage currency risk, and credit default swaps, which it used to manage the risk of changing yield spreads. The Fund also used interest-rate futures and derivatives linked to developed-market government bonds to manage the portfolio’s duration. (Duration is a measure of interest rate sensitivity.) The Fund’s use of derivatives was a net detractor to performance, largely due to its efforts to manage credit risk.

On the positive side, the Fund benefited from its positions in higher-yielding bonds within the investment universe, including Egypt and Nigeria. An overweight in Ukraine, achieved through investments in both bonds and warrants, further contributed to Fund results. The country’s debt traded higher on hopes that the election of the market-friendly candidate President Volodymyr Zelensky would lead to reform.

The Fund also benefited from positions in local-currency issues in Hungary and Brazil, as well as its allocation to euro-denominated Romanian bonds. Local-currency debt performed well in 2019, as emerging market central banks moved toward more accommodative monetary policies.

The Fund’s cash position was slightly above average at the end of December. While the investment adviser had a positive view on the emerging markets and was long in both emerging markets currencies and sovereign bonds, the Fund held cash as a way to capitalize on a possible re-emergence of market volatility. The Fund’s cash position had no material impact on Fund performance.

Describe recent portfolio activity.

Throughout the course of the year, the investment adviser actively adjusted the portfolio in response to developments in the world economy and financial markets. In the first quarter of 2019, the investment adviser increased the portfolio’s risk profile as the global macroeconomic backdrop became more supportive. This was accomplished by increasing the Fund’s weighting in local currency issues and adding to its long position in emerging market currencies.

The investment adviser started to reduce risk in April when the escalating trade rhetoric between the United States and China began to pressure investor sentiment. As part of this process, the Fund raised the portfolio’s duration using U.S. Treasury futures. In addition, the Fund reduced exposure to emerging market currencies and increased positions in the U.S. dollar and Japanese yen, both of which are traditional risk-off currencies. The investment adviser also decreased the Fund’s allocation to high-yield issues in favor of investment-grade securities.

After raising the Fund’s risk exposure briefly late in the second quarter of 2019, the investment adviser resumed the process of risk-reduction through the summer in response to slowing global growth. The Fund accomplished this by further reducing the portfolio’s weighting in emerging-market currencies and using derivatives to manage risk. Near the end of the year, the investment adviser began to build the foreign currency exposure back up by adding to the South African rand and the Mexican peso. In addition, the investment adviser reduced the extent of the Fund’s strategies designed to manage credit risk.

Describe portfolio positioning at period end.

The Fund closed the year with the majority of its assets allocated to hard-currency securities, with U.S. dollar positions making up approximately half of the portfolio. The Fund was long in select higher-yielding countries such as Ukraine, Brazil, Egypt, Argentina and Nigeria.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Predecessor Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.” The Predecessor Fund’s returns prior to September 3, 2012 are the returns of the Predecessor Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.”

(c)	The average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a maturity of 3 months.

(d)	An unmanaged index that tracks local currency bonds.

(e)	A customized weighted index comprised of the returns of 50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index.

FUND SUMMARY	5

Fund Summary as of December 31, 2019 (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.85%	5.32%	(3.14)%	6.45%	N/A	3.35%	N/A	4.18%	N/A
Investor A	5.38	4.76	(3.39)	6.05	1.81%	3.05	2.21%	3.87	3.45%
Investor C	4.86	4.16	(3.64)	5.39	4.39	2.29	2.29	3.12	3.12
Class K	5.90	5.43	(3.24)	6.37	N/A	3.39	N/A	4.25	N/
J.P. Morgan GBI-EM Global Diversified Index	—	—	4.37	13.47	N/A	2.78	N/A	2.71	N/A
J.P. Morgan EMBI Global Diversified Index(b)	—	—	3.34	15.04	N/A	6.24	N/A	6.90	N/A
50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index	—	—	3.89	14.31	N/A	4.57	N/A	4.86	N/A
3-Months LIBOR USD	—	—	1.16	2.60	N/A	1.33	N/A	0.83	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Predecessor Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.” The Predecessor Fund’s returns prior to September 3. 2012 are the returns of the Predecessor Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.”

(b)	An index that tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

N/A—Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$968.60	$3.37	$1,000.00	$1,021.78	$3.47	0.68%
Investor A	1,000.00	966.10	4.61	1,000.00	1,020.52	4.74	0.93
Investor C	1,000.00	963.60	8.31	1,000.00	1,016.74	8.54	1.68
Class K	1,000.00	967.60	3.12	1,000.00	1,022.03	3.21	0.63

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Foreign Government Obligations	84%
Corporate Bonds	11
Foreign Agency Obligations	5

(a)	Total Investments exclude short-term securities.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments (a)
Ukraine	9%
Hungary	9
Egypt	9
Argentina	8
Nigeria	7
Kazakhstan	6
Mexico	6
Brazil	5
Gabon	5
Ivory Coast	4
Romania	4
Turkey	4
Russia	3
South Africa	2
Costa Rica	2
Indonesia	2
Senegal	2
Venezuela	1
Saudi Arabia	1
Poland	1
Kenya	1
Angola	1
Benin	1
Dominican Republic	1
Lebanon	1
Other (b)	5

(a)	Total Investments exclude short-term securities.
(b)	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to Schedule of Investments for such countries.

FUND SUMMARY	7

Fund Summary as of December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund’s Institutional Shares returned 7.62%, Investor A Shares returned 7.31%, Investor C Shares returned 6.54%, and Class K Shares returned 7.82%. For the same period, the Bloomberg Barclays U.S. Universal Index returned 9.29% and the ICE BofAML 3-Month U.S. Treasury Bill Index returned 2.28%.

The Fund’s performance is reviewed on an absolute return basis due to the nature of its mandate. The Fund has an unconstrained approach (i.e., flexibility to invest across all fixed income asset classes) that is managed within a risk-controlled framework. As such, the Fund is not managed specifically to a benchmark. The index returns listed above are for reference purposes only.

What factors influenced performance?

The Fund’s positioning with respect to overall portfolio duration (and corresponding sensitivity to interest rate changes) contributed positively as interest rates declined over the period. The Fund’s allocation to securitized assets including non-agency residential mortgage-backed securities (“MBS”), commercial MBS and collateralized loan obligations added to Fund performance as well. Exposures to U.S. and foreign corporate credit also were additive to performance as price performance for the asset class was supported by narrowing spreads (the incremental yield provided by lower quality bonds relative to Treasuries) over the period. Finally, the Fund’s relative value strategy contributed to performance within agency MBS during the period.

There were no material detractors from the Fund’s performance over the 12 months.

Describe recent portfolio activity.

Entering 2019, the investment adviser increased the Fund’s duration while moving some of the exposure into the front end of the yield curve on the view that the shift by the Fed to a dovish stance and a near-neutral policy rate were likely to keep U.S. interest rates range bound in the near term. After the sharp underperformance in spread assets in late 2018, the investment adviser took the opportunity to add to the Fund’s investment grade credit allocation. Additionally, the Fund added opportunistically in emerging markets as an accommodative Fed should take upward pressure off the U.S. dollar and allow for easier local monetary policy in those countries. Given the decline in interest rates and higher prepayment rates, the Fund reduced its exposure to agency MBS while maintaining diversified exposure to securitized assets as a source of high-quality income.

As the period progressed, the investment adviser increased the Fund’s exposure to European sovereign debt that could benefit from the European Central Bank’s more accommodative monetary policy, including in Germany, France and Italy. The investment adviser reduced exposure in investment grade corporate credit given rich valuations. In turn, the investment adviser added to the Fund’s agency MBS positions given a robust demand backdrop and attractive value relative to other high-quality spread assets. Finally, the investment adviser also increased exposure to inflation-protected bonds that could benefit from any uptick in global growth.

The Fund’s cash position was slightly elevated at period end as the investment adviser reduced exposures to municipal bonds and investment grade corporate credit in preparation for allocating assets to our relative value mortgage strategy. The Fund also raised cash out of liquidity concerns and to maintain a cushion in the portfolio for potential funding pressure heading into the year end. The Fund’s cash position did not have a material impact on Fund performance.

Describe portfolio positioning at period end.

At the end of the period, the Fund maintained a somewhat long duration stance while favoring the front end of the yield curve on the view that long end rates could be more vulnerable to any modest increase in growth and inflation. While maintaining a modest allocation to investment grade credit, the Fund favored agency MBS on the view that demand from banks and foreign investors should remain supportive while prepayment speeds will likely be slower than the market expects. The Fund also had meaningful exposure to emerging markets given a supportive policy backdrop and improved growth expectations, favoring local rate exposures and select corporate names within the asset class.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Strategic Income Opportunities Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund will invest in a combination of fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Strategic Income Opportunities Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

(d)	An unmanaged index that tracks 3-month U.S. Treasury securities.

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.74%	2.73%	2.47%	7.62%	N/A	3.02%	N/A	4.42%	N/A
Investor A	2.37	2.34	2.33	7.31	3.02%	2.72	1.89%	4.13	3.71%
Investor C	1.73	1.73	1.95	6.54	5.54	1.97	1.97	3.36	3.36
Class K	2.83	2.82	2.52	7.82	N/A	3.11	N/A	4.46	N/A
Bloomberg Barclays U.S. Universal Index	—	—	2.58	9.29	N/A	3.44	N/A	4.12	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	1.03	2.28	N/A	1.07	N/A	0.58	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Strategic Income Opportunities Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	9

Fund Summary as of December 31, 2019 (continued)	BlackRock Strategic Income Opportunities Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Ending Account Value (12/31/19)	Expenses Paid During the Period (c)
Institutional	$ 1,000.00	$1,024.70	$3.88	$3.11	$1,000.00	$1,021.37	$3.87	$1,022.13	$3.11
Investor A	1,000.00	1,023.30	5.35	4.59	1,000.00	1,019.91	5.35	1,020.67	4.58
Investor C	1,000.00	1,019.50	9.11	8.35	1,000.00	1,016.18	9.10	1,016.94	8.34
Class K	1,000.00	1,025.20	3.42	2.65	1,000.00	1,021.83	3.41	1,022.58	2.65

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.76% for Institutional, 1.05% for Investor A, 1.79% for Investor C and 0.67% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.90% for Investor A, 1.64% for Investor C and 0.52% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
U.S. Government Sponsored Agency Securities	42%
Corporate Bonds	19
Asset-Backed Securities	9
Foreign Government Obligations	8
U.S. Treasury Obligations	5
Non-Agency Mortgage-Backed Securities	5
Investment Companies	3
Municipal Bonds	3
Floating Rate Loan Interests	3
Common Stocks	2
Foreign Agency Obligations	1
Preferred Securities	—	(b)
Warrants	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written, borrowed bonds, TBA sale commitments and investments sold short.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AAA/Aaa (c)	52%
AA/Aa	4
A	7
BBB/Baa	11
BB/Ba	7
B	5
CCC/Caa	1
CC/Ca	1
C	—	(d)
D	—	(d)
NR	12

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written, borrowed bonds, TBA sale commitments and investments sold short.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Strategic Income Opportunities Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of BlackRock Strategic Income Portfolio’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares for BlackRock Strategic Income Opportunities Portfolio would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. On the close of business on September 1, 2015, the BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s BlackRock Shares were redesignated as Class K Shares. Prior to September 1, 2015, performance is that of the BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s BlackRock Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waivers, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

ABOUT FUND PERFORMANCE	11

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds — 9.5%

Argentina — 0.1%
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 15.88%, 04/11/22(a)(b)	USD	580	$116,076

Brazil — 3.5%
Petrobras Global Finance BV, 6.85%, 06/05/2115		3,411	3,905,595

Kazakhstan — 5.0%
Development Bank of Kazakhstan JSC:
9.50%, 12/14/20	KZT	203,000	518,944
8.95%, 05/04/23(a)		258,500	635,015
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42	USD	630	844,200
KazMunayGas National Co. JSC:
5.75%, 04/19/47(a)		2,163	2,584,785
6.38%, 10/24/48		718	928,953

			5,511,897

Supranational — 0.8%
European Bank for Reconstruction & Development, 16.95%, 04/03/20	UAH	12,800	537,340
International Finance Corp., 15.75%, 05/13/20(c)		9,700	407,385

			944,725

Ukraine — 0.1%
State Savings Bank of Ukraine, 9.38%, 03/10/23(d)	USD	70	73,784

Total Corporate Bonds — 9.5% (Cost: $9,182,776)			10,552,077

Foreign Agency Obligations — 4.1%

Indonesia — 0.8%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20(a)	IDR	3,000,000	210,313
Pertamina Persero PT, 6.45%, 05/30/44	USD	248	319,300
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21(a)	IDR	5,420,000	369,817

			899,430

Mexico — 2.2%
Petroleos Mexicanos:
6.75%, 09/21/47	USD	234	236,048
7.69%, 01/23/50(a)		2,026	2,219,908

			2,455,956

Ukraine — 0.1%
Ukreximbank Via Biz Finance plc, 9.63%, 04/27/22		163	170,625

Venezuela — 1.0%
Petroleos de Venezuela SA(e)(f):
8.50%, 10/27/20(a)		1,741	313,290
9.75%, 05/17/35		10,106	783,222

			1,096,512

Total Foreign Agency Obligations — 4.1% (Cost: $7,904,002)			4,622,523

Security		Par (000)	Value

Foreign Government Obligations — 73.2%

Angola — 0.9%
Republic of Angola:
9.50%, 11/12/25	USD	413	$482,565
8.25%, 05/09/28		508	547,687

			1,030,252

Argentina — 7.0%
Province of Salta Argentina, 9.13%, 07/07/24(a)		294	176,859
Provincia de Buenos Aires: 10.88%, 01/26/21		133	82,667
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.83%), 48.71%, 05/31/22(b)	ARS	3,927	20,313
6.50%, 02/15/23	USD	228	92,779
9.13%, 03/16/24(a)		668	291,715
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.75%), 44.06%, 04/12/25(a)(b)	ARS	14,851	107,702
9.63%, 04/18/28	USD	127	53,570
Republic of Argentina:
5.63%, 01/26/22		3,487	1,812,150
5.88%, 01/11/28		144	67,635
8.28%, 12/31/33		2,325	1,404,654
7.63%, 04/22/46		3,525	1,763,602
6.25%, 11/09/47	EUR	1,786	901,510
6.88%, 01/11/48	USD	825	394,969
7.13%, 06/28/2117		1,119	559,500

			7,729,625

Benin — 0.9%
Republic of Benin, 5.75%, 03/26/26(a)	EUR	876	1,021,914

Brazil — 1.2%
Federative Republic of Brazil:
10.00%, 01/01/25	BRL	4	1,027,305
10.00%, 01/01/27		1	265,871

			1,293,176

Costa Rica — 1.7%
Republic of Costa Rica:
4.25%, 01/26/23	USD	200	201,687
5.63%, 04/30/43		500	464,688
7.00%, 04/04/44		300	316,313
7.16%, 03/12/45(a)		595	633,489
7.16%, 03/12/45		300	319,406

			1,935,583

Dominican Republic — 0.9%
Dominican Republic:
6.00%, 07/19/28		200	222,813
6.40%, 06/05/49		704	772,640

			995,453

Egypt — 7.8%
Arab Republic of Egypt:
14.95%, 03/20/21	EGP	11,146	696,367
14.85%, 04/10/23		12,015	773,379
16.10%, 05/07/29		29,260	2,044,784
6.38%, 04/11/31(a)	EUR	1,262	1,512,907
8.50%, 01/31/47(a)	USD	575	638,430
7.90%, 02/21/48		2,808	2,941,380

			8,607,247

El Salvador — 0.4%
Republic of EI Salvador:
6.38%, 01/18/27		216	230,243

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

El Salvador (continued)
7.65%, 06/15/35	USD	200	$227,687

			457,930

Gabon — 4.4%
Gabonese Republic:
6.38%, 12/12/24		1,162	1,214,970
6.95%, 06/16/25		3,525	3,710,062

			4,925,032

Ghana — 0.6%
Republic of Ghana:
16.50%, 02/17/20	GHS	920	162,745
8.95%, 03/26/51	USD	501	512,742

			675,487

Hungary — 7.9%
Republic of Hungary:
1.00%, 09/23/20	HUF	643,420	2,195,996
7.50%, 11/12/20		46,150	166,410
0.50%, 04/21/21		645,880	2,201,503
3.00%, 10/27/27		270,300	1,007,448
6.75%, 10/22/28		183,220	869,643
3.00%, 08/21/30		614,340	2,269,207

			8,710,207

Indonesia — 0.7%
Republic of Indonesia:
8.25%, 05/15/29	IDR	3,482,000	272,641
8.38%, 04/15/39		3,531,000	273,107
5.35%, 02/11/49	USD	200	257,687

			803,435

Ivory Coast — 3.6%
Republic of Cote d’lvoire:
6.88%, 10/17/40(a)	EUR	1,900	2,229,799
6.63%, 03/22/48		1,598	1,803,680

			4,033,479

Kenya — 1.0%
Republic of Kenya, 8.25%, 02/28/48(a)	USD	1,006	1,077,992

Lebanon — 0.9%
Republic of Lebanese:
5.80%, 04/14/20		562	457,327
6.60%, 11/27/26		564	251,333
6.65%, 11/03/28		313	139,872
6.85%, 05/25/29		316	140,521

			989,053

Mexico — 2.6%
United Mexican States:
2.88%, 04/08/39	EUR	386	493,728
8.00%, 11/07/47	MXN	143	823,741
5.75%, 10/12/2110	USD	458	541,585
4.00%, 03/15/2115	EUR	835	1,053,405

			2,912,459

Mozambique — 0.4%
Republic of Mozambique, 5.00%, 09/15/31(a)(d)	USD	474	442,598

Nigeria — 5.9%
Federal Republic of Nigeria:
14.50%, 07/15/21	NGN	295,350	888,076
12.75%, 04/27/23		228,338	609,901
16.29%, 03/17/27		183,586	624,355
6.50%, 11/28/27	USD	229	233,938
13.98%, 02/23/28	NGN	170,997	527,357

Security		Par (000)	Value

Nigeria (continued)
7.88%, 02/16/32(a)	USD	866	$897,663
7.88%, 02/16/32		1,036	1,073,879
7.63%, 11/28/47(a)		1,173	1,142,942
9.25%, 01/21/49		452	504,262

			6,502,373

Poland — 1.0%
Republic of Poland, 2.00%, 04/25/21	PLN	4,227	1,122,836

Qatar — 0.5%
State of Qatar:
5.10%, 04/23/48	USD	200	257,000
4.82%, 03/14/49(a)		200	247,375

			504,375

Romania — 3.1%
Republic of Romania, 4.63%, 04/03/49(a)	EUR	2,505	3,466,663

Russia — 3.0%
Russian Federation:
8.50%, 09/17/31	RUB	59,569	1,131,850
7.70%, 03/23/33		58,085	1,043,759
7.25%, 05/10/34		66,837	1,158,589

			3,334,198

Saudi Arabia — 1.1%
Kingdom of Saudi Arabia:
5.00%, 04/17/49	USD	260	310,212
5.25%, 01/16/50(a)		722	898,439

			1,208,651

Senegal — 1.4%
Republic of Senegal:
4.75%, 03/13/28(a)	EUR	453	536,236
6.75%, 03/13/48	USD	445	448,477
6.75%, 03/13/48(a)		552	556,312

			1,541,025

Serbia — 0.5%
Republic of Serbia, 1.50%, 06/26/29(a)	EUR	458	523,371

South Africa — 2.0%
Republic of South Africa:
4.30%, 10/12/28	USD	231	226,068
5.00%, 10/12/46		400	367,375
8.75%, 02/28/48	ZAR	25,786	1,612,075

			2,205,518

Turkey — 3.1%
Republic of Turkey:
7.25%, 12/23/23	USD	447	482,900
4.63%, 03/31/25	EUR	2,476	2,933,554

			3,416,454

Ukraine — 7.7%
Republic of Ukraine:
7.75%, 09/01/20	USD	319	327,772
16.00%, 05/24/23(a)	UAH	14,851	682,151
7.75%, 09/01/24	USD	1,400	1,523,900
7.75%, 09/01/25		216	235,332
6.75%, 06/20/26	EUR	620	779,778
7.75%, 09/01/26	USD	200	218,000
7.75%, 09/01/27		628	686,090
9.75%, 11/01/28(a)		1,343	1,633,424
7.38%, 09/25/32(a)		1,557	1,660,638
0.00%, 05/31/40(g)		782	743,633

			8,490,718

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Uruguay — 0.8%
Oriental Republic of Uruguay:
9.88%, 06/20/22(a)	UYU	26,000	$684,997
8.50%, 03/15/28		11,143	256,010

			941,007

Venezuela — 0.2%
Bolivarian Republic of Venezuela(e)(f):
11.75%, 10/21/26	USD	335	38,537
9.25%, 09/15/27		330	37,950
9.25%, 05/07/28		95	10,936
11.95%, 08/05/31		1,328	152,697

			240,120

Total Foreign Government Obligations — 73.2% (Cost: $78,122,273)			81,138,231

Total Long-Term Investments — 86.8% (Cost: $95,209,051)			96,312,831

Short-Term Securities — 11.9%

Foreign Government Obligations — 1.3%(h)

Egypt — 1.3%
Arab Republic of Egypt Treasury Bills, 15.94%, 04/07/20	EGP	23,675	1,417,653

Total Foreign Government Obligations — 1.3% (Cost: $1,396,752)			1,417,653

Time Deposits — 10.6%

Australia — 0.0%
Brown Brothers Harriman & Co., 0.32%, 01/02/20	AUD	1	579

Security		Par (000)	Value

Canada — 0.0%
Brown Brothers Harriman & Co., 0.82%, 01/02/20	CAD	2	$1,155

Europe — 0.1%
Citibank NA, (0.68)%, 01/02/20	EUR	105	118,011

Norway — 0.0%
Brown Brothers Harriman & Co., 0.66%, 01/02/20	NOK	25	2,815

South Africa — 0.0%
Brown Brothers Harriman & Co., 0.00%, 01/02/20	ZAR	4	304

Sweden — 0.0%
Brown Brothers Harriman & Co., (7.75)%, 01/02/20	SEK	—(i)	13

Switzerland — 0.0%
Brown Brothers Harriman & Co., (1.70)%, 01/03/20	CHF	5	4,986

United Kingdom — 0.1%
Citibank NA, 0.36%, 01/02/20	GBP	22	29,306

United States — 10.4%
ANZ Banking Group Ltd., 2.31%, 01/02/20	USD	11,562	11,562,305

Total Time Deposits — 10.6% (Cost: $11,719,474)			11,719,474

Total Short-Term Securities — 11.9% (Cost: $13,116,226)			13,137,127

Total Investments — 98.7% (Cost: $108,325,277)			109,449,958

Other Assets Less Liabilities — 1.3%			1,435,485

Net Assets — 100.0%			$110,885,443

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Rates are discount rates or a range of discount rates as of period end.
(i)	Amount is less than 500.

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
iShares J.P. Morgan EM Local Currency Bond ETF(b)	44,882	—	(44,882)	—	$—	$—	$107,691	$(35,457)

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Buxl	1	03/06/20	$223	$(5,011)

Short Contracts
Euro-BTP	40	03/06/20	6,392	17,784
Euro-Bund	30	03/06/20	5,737	18,146

				35,930

				$30,919

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,716,525	USD	3,277,491	Bank of America NA	01/10/20	$32,918
AUD	754,093	USD	514,105	Bank of New York	01/10/20	15,174
AUD	5,129,839	USD	3,540,949	BNP Paribas SA	01/10/20	59,557
BRL	15,738,031	USD	3,815,548	Bank of America NA	01/10/20	95,589
BRL	8,049,531	USD	1,987,784	BNP Paribas SA	01/10/20	12,646
BRL	4,934,947	USD	1,198,938	Citibank NA	01/10/20	27,471
BRL	697,785	USD	171,577	Goldman Sachs International	01/10/20	1,833
BRL	8,539,129	USD	2,082,207	JPMorgan Chase Bank NA	01/10/20	39,896
BRL	4,274,202	USD	1,026,096	Natwest Markets plc	01/10/20	36,108
CAD	391,099	USD	297,272	Morgan Stanley & Co. International plc	01/10/20	3,924
CHF	394,612	USD	401,612	Barclays Bank plc	01/10/20	6,334
CHF	226,483	USD	229,466	BNP Paribas SA	01/10/20	4,670
CHF	254,479	USD	259,814	Goldman Sachs International	01/10/20	3,263
CHF	3,915,826	USD	3,984,574	JPMorgan Chase Bank NA	01/10/20	63,566
CHF	2,664,697	USD	2,711,757	Morgan Stanley & Co. International plc	01/10/20	42,978
CLP	2,857,802,645	USD	3,661,033	BNP Paribas SA	01/10/20	140,021
CLP	665,804,647	USD	859,246	Citibank NA	01/10/20	26,315
CNY	46,765,892	USD	6,647,164	BNP Paribas SA	01/10/20	70,384
CNY	154,595	USD	22,092	Goldman Sachs International	01/10/20	114
CNY	54,412,370	USD	7,738,443	Standard Chartered Bank	01/10/20	77,462
COP	4,534,814,425	USD	1,337,332	Bank of America NA	01/10/20	41,744
COP	74,860,044	USD	21,783	Barclays Bank plc	01/10/20	982
COP	3,532,384,022	USD	1,028,950	JPMorgan Chase Bank NA	01/10/20	45,278
COP	3,524,967,128	USD	1,025,893	UBS AG	01/10/20	46,081
CZK	530,000	USD	23,078	Toronto Dominion Bank	01/10/20	302
EUR	7,114,512	USD	7,919,379	Bank of America NA	01/10/20	64,456
EUR	18,725,370	USD	20,891,437	BNP Paribas SA	01/10/20	121,987
EUR	1,022,613	USD	1,138,539	Deutsche Bank AG	01/10/20	9,027
EUR	1,339,716	USD	1,500,425	Goldman Sachs International	01/10/20	2,990
EUR	302,971	USD	336,237	JPMorgan Chase Bank NA	01/10/20	3,754
EUR	5,954,828	USD	6,633,876	Morgan Stanley & Co. International plc	01/10/20	48,573
GBP	193,941	USD	255,089	Bank of New York	01/10/20	1,858
GBP	1,960,076	USD	2,577,769	Barclays Bank plc	01/10/20	19,076
GBP	215,712	USD	282,895	BNP Paribas SA	01/10/20	2,896
GBP	1,373,740	USD	1,802,349	Deutsche Bank AG	01/10/20	17,677
GBP	440,126	USD	569,806	HSBC Bank plc	01/10/20	13,303
GBP	158,783	USD	209,737	JPMorgan Chase Bank NA	01/10/20	630
HUF	766,323,249	USD	2,594,671	Barclays Bank plc	01/10/20	3,400
HUF	1,217,483,373	USD	4,075,410	BNP Paribas SA	01/10/20	52,230
HUF	1,029,682,129	USD	3,464,121	Citibank NA	01/10/20	26,817
HUF	616,950,054	USD	2,072,737	Deutsche Bank AG	01/10/20	18,913
HUF	603,038,147	USD	2,037,291	Goldman Sachs International	01/10/20	7,193
HUF	312,885,856	USD	1,052,874	JPMorgan Chase Bank NA	01/10/20	7,905
HUF	6,510,000	USD	21,856	State Street Bank and Trust Co.	01/10/20	215

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	33,514,125,948	USD	2,411,630	Deutsche Bank AG	01/10/20	$10,961
IDR	70,318,864,513	USD	5,007,753	Standard Chartered Bank	01/10/20	75,294
INR	42,512,762	USD	595,117	Deutsche Bank AG	01/10/20	1,512
JPY	14,346,354	USD	131,194	JPMorgan Chase Bank NA	01/10/20	896
KRW	64,426,840	USD	55,456	Bank of America NA	01/10/20	322
KRW	2,425,290,741	USD	2,058,968	BNP Paribas SA	01/10/20	40,759
MXN	26,055,431	USD	1,375,632	Bank of America NA	01/10/20	1,127
MXN	2,764,587	USD	142,239	Barclays Bank plc	01/10/20	3,841
MXN	13,079,413	USD	690,425	Citibank NA	01/10/20	686
MXN	28,514,640	USD	1,487,407	Deutsche Bank AG	01/10/20	19,295
MXN	139,809,782	USD	7,331,266	Goldman Sachs International	01/10/20	56,228
MXN	1,170,000	USD	60,539	HSBC Bank plc	01/10/20	1,282
MXN	49,560,872	USD	2,594,987	Morgan Stanley & Co. International plc	01/10/20	23,790
MXN	800,000	USD	42,220	UBS AG	01/10/20	52
MYR	5,265,541	USD	1,268,959	Goldman Sachs International	01/10/20	17,925
NZD	4,320,708	USD	2,894,485	Toronto Dominion Bank	01/10/20	14,474
PEN	135,902	USD	40,197	Barclays Bank plc	01/10/20	814
PHP	68,496,392	USD	1,346,658	BNP Paribas SA	01/10/20	4,116
PHP	26,163,990	USD	515,648	Deutsche Bank AG	01/10/20	315
PLN	1,998,510	USD	522,937	Bank of America NA	01/10/20	3,833
PLN	18,854,390	USD	4,924,540	BNP Paribas SA	01/10/20	45,132
PLN	1,022,366	USD	267,960	Citibank NA	01/10/20	1,517
PLN	198,870	USD	51,606	Goldman Sachs International	01/10/20	812
PLN	13,859,770	USD	3,600,562	State Street Bank and Trust Co.	01/10/20	52,619
PLN	1,986,879	USD	516,701	UBS AG	01/10/20	7,004
RUB	474,202,925	USD	7,465,858	Bank of America NA	01/10/20	167,955
RUB	99,086,390	USD	1,549,072	Goldman Sachs International	01/10/20	46,040
THB	23,376,043	USD	774,639	HSBC Bank plc	01/10/20	5,909
THB	15,701,450	USD	523,312	JPMorgan Chase Bank NA	01/10/20	974
THB	7,780,873	USD	257,372	Natwest Markets plc	01/10/20	2,439
TRY	1,022,837	USD	171,548	Natwest Markets plc	01/10/20	56
TWD	1,837,239	USD	61,133	Bank of America NA	01/10/20	317
USD	558,831	AUD	795,026	Bank of America NA	01/10/20	822
USD	140,458	CHF	135,489	JPMorgan Chase Bank NA	01/10/20	391
USD	1,826,091	GBP	1,367,357	Bank of America NA	01/10/20	14,521
USD	343,204	GBP	256,939	Goldman Sachs International	01/10/20	2,793
USD	563,008	GBP	424,117	State Street Bank and Trust Co.	01/10/20	1,109
USD	598,716	INR	42,508,633	JPMorgan Chase Bank NA	01/10/20	2,145
USD	2,553,578	JPY	277,279,675	Deutsche Bank AG	01/10/20	591
USD	300,559	KRW	346,920,322	Deutsche Bank AG	01/10/20	208
USD	51,419	MXN	971,433	HSBC Bank plc	01/10/20	89
USD	145,889	PHP	7,396,582	Deutsche Bank AG	01/10/20	26
USD	8,386,482	RUB	519,794,163	JPMorgan Chase Bank NA	01/10/20	18,732
USD	1,454,663	TRY	8,502,118	Bank of America NA	01/10/20	28,234
USD	1,556,761	TRY	9,124,801	HSBC Bank plc	01/10/20	25,862
USD	3,230,948	TRY	18,891,208	Morgan Stanley & Co. International plc	01/10/20	61,505
USD	1,060,705	TRY	6,201,487	Natwest Markets plc	01/10/20	20,261
ZAR	84,854,049	USD	5,858,179	Bank of America NA	01/10/20	194,865
ZAR	44,539,131	USD	3,135,497	Goldman Sachs International	01/10/20	41,691
ZAR	7,595,461	USD	522,797	JPMorgan Chase Bank NA	01/10/20	19,023
ZAR	18,979,566	USD	1,290,083	Morgan Stanley & Co. International plc	01/10/20	63,820
ZAR	15,487,231	USD	1,084,154	Natwest Markets plc	01/10/20	20,624
ZAR	6,559,915	USD	467,660	State Street Bank and Trust Co.	01/10/20	290
ZAR	330,000	USD	22,242	UBS AG	01/10/20	1,299
ZAR	490,000	USD	34,770	Westpac Banking Corp.	01/10/20	184
RUB	43,512,320	USD	697,760	JPMorgan Chase Bank NA	02/03/20	534
USD	1,393,919	RUB	86,643,187	JPMorgan Chase Bank NA	02/03/20	3,452
KZT	1,897,426,011	USD	4,815,802	Citibank NA	02/04/20	110,458
KZT	162,406,316	USD	417,229	Standard Chartered Bank	02/04/20	4,424
UAH	10,609,243	USD	432,854	Standard Chartered Bank	02/04/20	9,938
UAH	18,799,705	USD	727,261	Goldman Sachs International	03/19/20	47,753

						2,621,450

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	198,535	USD	223,166	Deutsche Bank AG	01/10/20	$(372)
GBP	1,364,913	USD	1,840,012	Deutsche Bank AG	01/10/20	(31,680)
HUF	754,432,170	USD	2,570,643	Goldman Sachs International	01/10/20	(12,887)
INR	5,441,142	USD	76,450	Barclays Bank plc	01/10/20	(88)
INR	36,755,336	USD	516,263	Deutsche Bank AG	01/10/20	(435)
JPY	276,351,751	USD	2,554,631	Bank of America NA	01/10/20	(10,188)
JPY	44,856,188	USD	413,574	Bank of New York	01/10/20	(571)
JPY	111,575,729	USD	1,029,643	HSBC Bank plc	01/10/20	(2,336)
JPY	527,313,252	USD	4,868,498	JPMorgan Chase Bank NA	01/10/20	(13,385)
MXN	10,734,533	USD	570,303	Bank of America NA	01/10/20	(3,095)
MXN	19,677,076	USD	1,044,458	Deutsche Bank AG	01/10/20	(4,730)
MXN	27,978,285	USD	1,486,328	Natwest Markets plc	01/10/20	(7,967)
MYR	328,993	USD	80,734	Goldman Sachs International	01/10/20	(330)
PHP	14,713,228	USD	290,689	BNP Paribas SA	01/10/20	(539)
PLN	632,580	USD	167,058	Citibank NA	01/10/20	(322)
RUB	123,718,855	USD	2,002,895	Credit Suisse International	01/10/20	(11,245)
RUB	86,643,187	USD	1,397,922	JPMorgan Chase Bank NA	01/10/20	(3,122)
THB	1,468,620	USD	49,410	Standard Chartered Bank	01/10/20	(372)
TRY	9,068,054	USD	1,551,689	Bank of America NA	01/10/20	(30,311)
TRY	2,045,082	USD	343,132	BNP Paribas SA	01/10/20	(21)
TRY	6,253,927	USD	1,049,739	Citibank NA	01/10/20	(497)
TRY	7,133,644	USD	1,196,910	Deutsche Bank AG	01/10/20	(74)
TRY	7,685,000	USD	1,290,686	HSBC Bank plc	01/10/20	(1,347)
TRY	16,791,150	USD	2,893,866	Morgan Stanley & Co. International plc	01/10/20	(76,757)
TRY	1,524,808	USD	257,784	Natwest Markets plc	01/10/20	(1,962)
TRY	7,688,613	USD	1,293,432	Toronto Dominion Bank	01/10/20	(3,487)
USD	939,631	AUD	1,370,873	Bank of America NA	01/10/20	(22,551)
USD	518,029	AUD	757,079	Bank of New York	01/10/20	(13,346)
USD	58,347	AUD	85,187	Goldman Sachs International	01/10/20	(1,443)
USD	2,548,610	AUD	3,726,828	HSBC Bank plc	01/10/20	(67,157)
USD	2,821,543	AUD	4,118,568	Morgan Stanley & Co. International plc	01/10/20	(69,177)
USD	371,998	AUD	542,746	UBS AG	01/10/20	(8,942)
USD	4,726,079	BRL	19,439,292	Bank of America NA	01/10/20	(104,879)
USD	3,038,004	BRL	12,418,337	Barclays Bank plc	01/10/20	(48,140)
USD	207,418	BRL	855,535	Citibank NA	01/10/20	(5,196)
USD	39,376	CAD	51,864	Morgan Stanley & Co. International plc	01/10/20	(566)
USD	2,536,406	CHF	2,508,455	Goldman Sachs International	01/10/20	(56,808)
USD	2,702,520	CHF	2,655,145	HSBC Bank plc	01/10/20	(42,341)
USD	2,072,320	CHF	2,042,831	Morgan Stanley & Co. International plc	01/10/20	(39,537)
USD	2,869,654	CHF	2,813,595	UBS AG	01/10/20	(39,011)
USD	1,909,604	CLP	1,457,861,685	Citibank NA	01/10/20	(29,441)
USD	2,064,179	CLP	1,586,260,722	Deutsche Bank AG	01/10/20	(45,645)
USD	523,154	CLP	398,172,618	Goldman Sachs International	01/10/20	(6,440)
USD	3,698,103	CLP	2,839,080,515	JPMorgan Chase Bank NA	01/10/20	(78,048)
USD	520,746	CLP	398,172,618	Natwest Markets plc	01/10/20	(8,848)
USD	9,266,880	CNY	65,196,808	BNP Paribas SA	01/10/20	(98,123)
USD	2,587,660	CNY	18,111,029	Morgan Stanley & Co. International plc	01/10/20	(13,846)
USD	2,585,272	CNY	18,117,084	Standard Chartered Bank	01/10/20	(17,103)
USD	3,250,704	COP	10,957,461,096	Citibank NA	01/10/20	(81,553)
USD	523,717	COP	1,742,088,573	Goldman Sachs International	01/10/20	(6,066)
USD	207,531	COP	706,642,714	UBS AG	01/10/20	(7,365)
USD	5,298,257	EUR	4,754,063	Bank of America NA	01/10/20	(36,705)
USD	15,320,139	EUR	13,771,393	BNP Paribas SA	01/10/20	(133,980)
USD	567,876	EUR	511,522	Citibank NA	01/10/20	(6,148)
USD	122,821	EUR	110,000	HSBC Bank pc	01/10/20	(619)
USD	27,098,315	EUR	24,354,862	Morgan Stanley & Co. International plc	01/10/20	(232,467)
USD	55,520	EUR	50,000	Natwest Markets plc	01/10/20	(591)
USD	5,290,367	EUR	4,742,674	Toronto Dominion Bank	01/10/20	(31,814)
USD	1,122,895	GBP	848,316	BNP Paribas SA	01/10/20	(1,013)
USD	2,061,299	GBP	1,560,166	Deutsche Bank AG	01/10/20	(5,718)
USD	1,041,012	HUF	307,291,095	Bank of America NA	01/10/20	(799)
USD	2,343,530	HUF	692,150,000	Barclays Bank plc	01/10/20	(3,070)
USD	5,417,080	HUF	1,606,370,795	BNP Paribas SA	01/10/20	(29,008)

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	15,319,767	HUF	4,553,679,089	Citibank NA	01/10/20	$(118,597)
USD	2,519,072	HUF	745,418,522	Goldman Sachs International	01/10/20	(8,125)
USD	132,855	IDR	1,861,376,842	BNP Paribas SA	01/10/20	(1,696)
USD	2,932,023	IDR	41,077,485,226	Deutsche Bank AG	01/10/20	(37,290)
USD	184,020	INR	13,124,092	Barclays Bank plc	01/10/20	(165)
USD	2,909,409	INR	207,836,571	Deutsche Bank AG	01/10/20	(7,390)
USD	4,649,599	KRW	5,518,423,479	Standard Chartered Bank	01/10/20	(128,050)
USD	2,070,469	KRW	2,415,136,062	UBS AG	01/10/20	(20,468)
USD	1,801,064	MXN	34,207,617	Bank of America NA	01/10/20	(6,452)
USD	1,535,673	MXN	29,847,656	Barclays Bank plc	01/10/20	(41,465)
USD	511,141	MXN	9,914,567	Deutsche Bank AG	01/10/20	(12,741)
USD	6,262,152	MXN	119,190,162	Goldman Sachs International	01/10/20	(35,808)
USD	263,782	MXN	5,002,524	Natwest Markets plc	01/10/20	(549)
USD	109,607	MXN	2,096,908	Toronto Dominion Bank	01/10/20	(1,192)
USD	1,531,333	MXN	29,273,309	UBS AG	01/10/20	(15,458)
USD	2,511,550	NZD	3,830,318	Goldman Sachs International	01/10/20	(67,249)
USD	322,409	NZD	490,391	Morgan Stanley & Co. International plc	01/10/20	(7,752)
USD	40,568	PEN	135,902	Deutsche Bank AG	01/10/20	(444)
USD	4,225,008	PHP	214,967,132	BNP Paribas SA	01/10/20	(14,223)
USD	2,063,029	PLN	7,946,685	BNP Paribas SA	01/10/20	(31,572)
USD	2,032,616	PLN	7,852,223	Credit Suisse International	01/10/20	(37,086)
USD	1,367,713	PLN	5,246,275	Deutsche Bank AG	01/10/20	(15,109)
USD	2,753,350	PLN	10,582,102	Goldman Sachs International	01/10/20	(35,899)
USD	210,643	PLN	807,788	JPMorgan Chase Bank NA	01/10/20	(2,275)
USD	1,353,842	RUB	86,643,187	Bank of America NA	01/10/20	(40,957)
USD	87,142	RUB	5,450,431	Deutsche Bank AG	01/10/20	(600)
USD	1,021,548	RUB	64,094,550	Goldman Sachs International	01/10/20	(10,259)
USD	1,717,346	RUB	107,669,026	JPMorgan Chase Bank NA	01/10/20	(15,931)
USD	771,595	THB	23,325,303	Morgan Stanley & Co. International plc	01/10/20	(7,259)
USD	2,105,113	TWD	64,058,587	JPMorgan Chase Bank NA	01/10/20	(37,458)
USD	149,643	TWD	4,476,261	Standard Chartered Bank	01/10/20	(75)
USD	1,316,507	ZAR	18,887,659	Bank of America NA	01/10/20	(30,840)
USD	522,119	ZAR	7,695,038	BNP Paribas SA	01/10/20	(26,805)
USD	1,036,331	ZAR	15,124,001	Goldman Sachs International	01/10/20	(42,536)
USD	2,613,217	ZAR	38,445,265	Morgan Stanley & Co. International plc	01/10/20	(129,267)
USD	66,774	ZAR	964,559	Natwest Markets plc	01/10/20	(2,033)
USD	1,765,036	ZAR	25,932,788	Toronto Dominion Bank	01/10/20	(84,874)
ZAR	14,638,279	USD	1,047,230	Bank of America NA	01/10/20	(3,011)
RUB	519,794,163	USD	8,362,466	JPMorgan Chase Bank NA	02/03/20	(20,708)

						(2,711,292)

Net Unrealized Depreciation						$(89,842)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.32.V3	5.00%	Quarterly	06/20/24	USD	19,373	$(1,947,076)	$(1,351,510)	$(595,566)
ITRAXX.EUR.CROSSOVER.31.V2	5.00%	Quarterly	06/20/24	EUR	6,273	(838,402)	(723,517)	(114,885)
CDX.NA.HY.33.V2	5.00%	Quarterly	12/20/24	USD	11,120	(1,089,778)	(629,506)	(460,272)

						$(3,875,256)	$(2,704,533)	$(1,170,723)

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund

Rate	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
28 day MXIBTIIE	Monthly	8.96%	Monthly	12/11/28	MXN	29,700	$238,832	$—	$238,832
3 month JIBAR	Quarterly	8.22%	Quarterly	12/21/28	ZAR	10,800	34,146	—	34,146
3 month JIBAR	Quarterly	8.20%	Quarterly	01/02/29	ZAR	5,200	17,028	—	17,028
28 day MXIBTIIE	Monthly	7.78%	Monthly	05/29/29	MXN	30,170	113,462	—	113,462
28 day MXIBTIIE	Monthly	7.57%	Monthly	06/08/29	MXN	29,523	87,677	—	87,677
28 day MXIBTIIE	Monthly	7.49%	Monthly	06/20/29	MXN	28,944	76,615	—	76,615
3 month JIBAR	Quarterly	7.70%	Quarterly	07/02/29	ZAR	21,309	11,880	—	11,880
3 month JIBAR	Quarterly	7.44%	Quarterly	09/05/29	ZAR	46,969	(46,516)	—	(46,516)
(0.04)%	Annual	6 month EURIBOR	Semi-Annual	09/17/29	EUR	891	19,514	—	19,514
28 day MXIBTIIE	Monthly	6.72%	Monthly	10/01/29	MXN	18,134	(6,768)	—	(6,768)
6 month BUBOR	Semi-Annual	1.10%	Annual	10/08/29	HUF	339,364	(43,675)	—	(43,675)
6 month EURIBOR	Semi-Annual	0.02%	Annual	10/18/29	EUR	739	(12,039)	(5,041)	(6,998)
0.38%	Annual	6 month EURIBOR	Semi-Annual	09/17/49	EUR	619	44,895	—	44,895
0.50%	Annua	6 month EURIBOR	Semi-Annual	11/20/49	EUR	413	14,549	—	14,549
0.51%	Annual	6 month EURIBOR	Semi-Annual	12/04/49	EUR	780	26,605	—	26,605
0.52%	Annual	6 month EURIBOR	Semi-Annual	12/09/49	EUR	817	24,890	—	24,890

							$601,095	$(5,041)	$606,136

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	1,245	$(34,828)	$(33,793)	$(1,035)
Republic of Chile	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	865	(24,218)	(23,079)	(1,139)
Republic of Colombia	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	4,995	(66,489)	(21,236)	(45,253)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	14,155	(149,525)	87,929	(237,454)

							$(275,060)	$9,821	$(284,881)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Argentina	5.00%	Quarterly	Citibank NA	12/20/24	CC	USD	5,289	$(2,894,341)	$(2,957,316)	$62,975

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value		Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	5.53%	At Termination	Deutsche BankAG	01/02/23	BRL	6,198		$(6,686)	$—	$(6,686)
1 day BZDIOVER	At Termination	5.90%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	16,664	28,899		—	28,899

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty
Rate	Frequency	Rate	Frequency		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1 day BZDIOVER	At Termination	7.08%	At Termination	Citibank NA	01/02/23	BRL	5,900	$71,229	$—	$71,229
1 day BZDIOVER	At Termination	7.28%	At Termination	BNP Paribas SA	01/02/23	BRL	11,125	154,142	—	154,142
1 day BZDIOVER	At Termination	8.48%	At Termination	Bank of America NA	01/02/23	BRL	6,803	190,954	—	190,954
1 day BZDIOVER	At Termination	7.39%	At Termination	Bank of America NA	01/04/27	BRL	2,700	45,443	—	45,443
1 day BZDIOVER	At Termination	8.25%	At Termination	JPMorgan Chase Bank NA	01/04/27	BRL	2,700	92,018	—	92,018

								$575,999	$—	$575,999

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
28 day MXIBTIIE	Mexico Interbank THE 28-Day	7.55%
3 month JIBAR	Johannesburg Interbank Average Rate	7.30%
6 month BUBOR	Budapest Interbank Offered Rate	0.21%
6 month EURIBOR	Euro Interbank Offered Rate	(0.32%)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps (a)	$—	$(2,709,574)	$710,093	$(1,274,680)
OTC Swaps	87,929	(3,035,424)	645,660	(291,567)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$35,930	$—	$35,930
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,621,450	—	—	2,621,450
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	710,093	—	710,093
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	150,904	—	—	582,685	—	733,589

	$—	$150,904	$—	$2,621,450	$1,328,708	$—	$4,101,062

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	—	5,011	—	5,011
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,711,292	—	—	2,711,292
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	1,170,723	—	—	103,957	—	1,274,680
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,320,305	—	—	6,686	—	3,326,991

	$—	$4,491,028	$—	$2,711,292	$115,654	$—	$7,317,974

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,217,533)	$—	$(1,217,533)
Forward foreign currency exchange contracts	—	—	—	(758,173)	—	—	(758,173)
Options purchased (a)	—	—	—	(1,248,381)	(141,756)	—	(1,390,137)
Options written	—	—	—	318,028	7,453	—	325,481
Swaps	—	(7,199,091)	—	—	330,166	—	(6,868,925)

	$—	$(7,199,091)	$—	$(1,688,526)	$(1,021,670)	$—	$(9,909,287)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	219,144	—	219,144
Forward foreign currency exchange contracts	—	—	—	902,029	—	—	902,029
Options purchased (b)	—	—	—	70,853	—	—	70,853
Options written	—	—	—	(31,852)	—	—	(31,852)
Swaps	—	(1,287,961)	—	—	392,955	—	(895,006)

	$—	$(1,287,961)	$—	$941,030	$612,099	$—	$265,168

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,646,705
Average notional value of contracts — short	7,002,729
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	225,207,331
Average amounts sold — in USD	205,142,721
Options:
Average value of option contracts purchased	198,588
Average value of option contracts written	13,541
Credit default swaps:
Average notional value — buy protection	66,944,303
Average notional value — sell protection	6,464,787
Interest rate swaps:
Average notional value — pays fixed rate	13,753,195
Average notional value — receives fixed rate	21,502,466

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$31
Forward foreign currency exchange contracts	2,621,450	2,711,292
Swaps — Centrally cleared	—	24,904
Swaps — OTC (a)	733,589	3,326,991

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,355,039	$6,063,218
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(24,935)

Total derivative assets and liabilities subject to an MNA	$3,355,039	$6,038,283

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America NA	$883,100	$(289,788)	$—	$—	$593,312
Bank of New York	17,032	(13,917)	—	—	3,115
Barclays Bank plc	34,447	(34,447)	—	—	—
BNP Paribas SA	708,540	(336,980)	—	(170,000)	201,560
Citibank NA	327,468	(327,468)	—	—	—
Deutsche Bank AG	78,525	(78,525)	—	—	—
Goldman Sachs International	228,635	(228,635)	—	—	—
HSBC Bank plc	46,445	(46,445)	—	—	—
JPMorgan Chase Bank NA	416,022	(416,022)	—	—	—
Morgan Stanley & Co. International plc	244,590	(244,590)	—	—	—
Natwest Markets plc	79,488	(21,950)	—	—	57,538
Standard Chartered Bank	167,118	(145,600)	—	—	21,518
State Street Bank and Trust Co.	54,233	—	—	—	54,233
Toronto Dominion Bank	14,776	(14,776)	—	—	—
UBS AG	54,436	(54,436)	—	—	—
Westpac Banking Corp.	184	—	—	—	184

	$3,355,039	$(2,253,579)	$—	$(170,000)	$931,460

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)
Bank of America NA	$289,788	$(289,788)	$—	$—	$—
Bank of New York	13,917	(13,917)	—	—	—
Barclays Bank plc	92,928	(34,447)	—	—	58,481
BNP Paribas SA	336,980	(336,980)	—	—	—
Citibank NA	3,233,898	(327,468)	—	(2,730,000)	176,430
Credit Suisse International	48,331	—	—	—	48,331
Deutsche Bank AG	168,914	(78,525)	—	—	90,389
Goldman Sachs International	283,850	(228,635)	—	—	55,215
HSBC Bank plc	113,800	(46,445)	—	—	67,355
JPMorgan Chase Bank NA	499,088	(416,022)	—	—	83,066
Morgan Stanley & Co. International plc	576,628	(244,590)	—	—	332,038
Natwest Markets plc	21,950	(21,950)	—	—	—
Standard Chartered Bank	145,600	(145,600)	—	—	—
Toronto Dominion Bank	121,367	(14,776)	—	—	106,591
UBS AG	91,244	(54,436)	—	—	36,808

	$6,038,283	$(2,253,579)	$—	$(2,730,000)	$1,054,704

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds
Argentina	$—	$116,076	$—	$116,076
Brazil	—	3,905,595	—	3,905,595
Kazakhstan	—	5,511,897	—	5,511,897
Supranational	—	537,340	407,385	944,725
Ukraine	—	73,784	—	73,784
Foreign Agency Obligations (a)	—	4,622,523	—	4,622,523
Foreign Government Obligations (a)	—	81,138,231	—	81,138,231
Short-Term Securities (a)	—	13,137,127	—	13,137,127

	$—	$109,042,573	$407,385	$109,449,958

Derivative Financial Instruments (b)
Assets:
Credit contracts	$—	$62,975	$—	$62,975
Foreign currency exchange contracts	—	2,621,450	—	2,621,450
Interest rate contracts	35,930	1,292,778	—	1,328,708
Liabilities:
Credit contracts	—	(1,455,604)	—	(1,455,604)
Foreign currency exchange contracts	—	(2,711,292)	—	(2,711,292)
Interest rate contracts	(5,011)	(110,643)	—	(115,654)

	$30,919	$(300,336)	$—	$(269,417)

(a)	See above Schedule of Investments for values in each security type or country.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 13.7%
Cayman Islands — 6.6%
522 Funding CLO I Ltd., Series 2019-1A, Class E, (LIBOR USD 3 Month + 7.34%), 9.24%, 01/15/33(a)(b)	USD	500	$500,050
ACIS CLO Ltd., Series 2014-4A, Class A, (LIBOR USD 3 Month + 1.42%), 3.33%, 05/01/26(a)(b)		8,153	8,150,798
Adams Mill CLO Ltd.(a)(b):
Series 2014-1A, Class A1R, (LIBOR USD 3 Month + 1.10%), 3.10%, 07/15/26		1,079	1,078,694
Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.10%), 3.10%, 07/15/26		4,954	4,955,737
AIMCO CLO, Series 2017-AA, Class A, (LIBOR USD 3 Month + 1.26%), 3.23%, 07/20/29(a)(b)		250	250,685
AIMCO CLO 10 Ltd., Series 2019-10A, Class SUB, 0.00%, 07/22/32(a)(c)		7,900	6,484,747
Allegro CLO I Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.22%), 3.16%, 01/30/26		240	239,999
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.65%), 3.59%, 01/30/26		13,550	13,576,238
Series 2013-1A, Class C, (LIBOR USD 3 Month + 3.45%), 5.39%, 01/30/26		9,020	9,022,410
Allegro CLO II-S Ltd.(a)(b):
Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 3.05%, 10/21/28		11,500	11,458,177
Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.12%, 10/21/28		2,740	2,690,111
Series 2014-1RA, Class C, (LIBOR USD 3 Month + 3.00%), 4.97%, 10/21/28		7,480	7,185,823
Allegro CLO IV Ltd.(a)(b):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.15%, 01/15/30		2,330	2,328,478
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.70%), 3.70%, 01/15/30		6,210	6,195,772
Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.30%), 4.30%, 01/15/30		7,950	7,865,501
Allegro CLO VI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.13%), 3.13%, 01/17/31(a)(b)		250	247,954
ALM V Ltd.(a)(b):
Series 2012-5A, Class A1R3, (LIBOR USD 3 Month + 0.91%), 2.91%, 10/18/27		6,420	6,415,225
Series 2012-5A, Class BR3, (LIBOR USD 3 Month + 1.65%), 3.65%, 10/18/27		1,310	1,295,653
ALM VI Ltd.(a)(b):
Series 2012-6A, Class A2R3, (LIBOR USD 3 Month + 1.40%), 3.40%, 07/15/26		3,364	3,334,158

Security	Par (000)		Value

Cayman Islands (continued)
Series 2012-6A, Class CR3, (LIBOR USD 3 Month + 2.70%), 4.70%, 07/15/26	USD	5,965	$5,891,471
Series 2012-6A, Class DR3, (LIBOR USD 3 Month + 5.05%), 7.05%, 07/15/26		3,100	2,863,052
ALM VII Ltd.(a):
Series 2012-7A, Class A1A2, (LIBOR USD 3 Month + 1.17%), 3.17%, 07/15/29(b)		17,750	17,722,134
Series 2012-7A, Class SUB, 0.00%, 10/15/2116(c)		12,160	5,425,792
ALM VII R Ltd., Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 3.41%, 10/15/28(a)(b)		4,060	4,049,727
ALM VIII Ltd.(a)(b):
Series 2013-8A, Class A1R, (LIBOR USD 3 Month + 1.49%), 3.49%, 10/15/28		18,565	18,592,842
Series 2013-8A, Class A2R, (LIBOR USD 3 Month + 1.80%), 3.80, 10/15/28		400	398,462
ALM XII Ltd.(a)(b):
Series 2015-12A, Class A1R2, (LIBOR USD 3 Month + 0.89%), 2.89%, 04/16/27		17,904	17,897,841
Series 2015-12A, Class BR2, (LIBOR USD 3 Month + 1.65%), 3.65%, 04/16/27		4,957	4,862,711
Series 2015-12A, Class C1R2, (LIBOR USD 3 Month + 2.65%), 4.65%, 04/16/27		4,100	4,099,938
Series 2015-12A, Class C2R2, (LIBOR USD 3 Month + 2.65%), 4.65%, 04/16/27		1,450	1,373,981
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 3.50%, 07/15/27		8,949	8,861,682
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 3.90%, 07/15/27		4,371	4,351,252
Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 4.70%, 07/15/27		7,500	7,262,640
Series 2015-16A, Class DR2, (LIBOR USD 3 Month + 5.10%), 7.10%, 07/15/27		1,160	1,071,050
ALM XVIII Ltd., Series 2016-18A, Class A2R, (LIBOR USD 3 Month + 1.65%), 3.65%, 01/15/28(a)(b)		1,880	1,876,596
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (LIBOR USD 3 Month + 1.25%), 3.15%, 11/02/30(a)(b)		1,720	1,711,883
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.10%, 11/10/30(a)(b)		1,675	1,664,406
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (LIBOR USD 3 Month + 1.26%), 3.20%, 07/24/29(a)(b)		2,500	2,510,937
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (LIBOR USD 3 Month + 1.25%), 3.19%, 07/25/29(a)(b)		10,125	10,107,668
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 2.99%, 04/13/31(a)(b)		6,650	6,546,561

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Anchorage Capital CLO 3-R Ltd.(a)(b):
Series 2014-3RA, Class A, (LIBOR USD 3 Month + 1.05%), 2.99%, 01/28/31	USD	2,950	$2,925,923
Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 3.44%, 01/28/31		5,550	5,461,935
Series 2014-3RA, Class D, (LIBOR USD 3 Month + 2.60%), 4.54%, 01/28/31		1,050	1,003,159
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class A, (LIBOR USD 3 Month + 1.05%), 2.99%, 01/28/31(a)(b)		6,580	6,539,591
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 3.45%, 01/15/30		15,535	15,326,715
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 3.85%, 01/15/30		3,700	3,591,765
Anchorage Capital CLO 6 Ltd.(a)(b):
Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.27%, 07/15/30		5,250	5,235,952
Series 2015-6A, Class DR, (LIBOR USD 3 Month + 3.55%), 5.55%, 07/15/30		2,660	2,659,932
Anchorage Capital CLO 7 Ltd.(a)(b):
Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 2.96%, 10/15/27		39,870	39,840,899
Series 2015-7A, Class B1R, (LIBOR USD 3 Month + 1.30%), 3.30%, 10/15/27		1,500	1,483,878
Series 2015-7A, Class CR, (LIBOR USD 3 Month + 1.70%), 3.70%, 10/15/27		5,047	5,032,973
Series 2015-7A, Class DR, (LIBOR USD 3 Month + 2.70%), 4.70%, 10/15/27		4,335	4,334,923
Series 2015-7A, Class ER, (LIBOR USD 3 Month + 5.60%), 7.60%, 10/15/27		2,250	2,227,636
Anchorage Capital CLO 8 Ltd.(a)(b):
Series 2016-8A, Class AR, (LIBOR USD 3 Month + 1.00%), 2.94%, 07/28/28		7,600	7,596,683
Series 2016-8A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.54%, 07/28/28		8,855	8,800,410
Series 2016-8A, Class CR, (LIBOR USD 3 Month + 2.10%), 4.04%, 07/28/28		17,190	16,843,754
Series 2016-8A, Class DR, (LIBOR USD 3 Month + 3.00%), 4.94%, 07/28/28		5,650	5,622,587
Series 2016-8A, Class ER, (LIBOR USD 3 Month + 5.75%), 7.69%, 07/28/28		7,970	7,852,164
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.24%, 10/13/30		2,910	2,894,229
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.65%), 3.64%, 10/13/30		3,680	3,645,270

Security		Par (000)	Value

Cayman Islands (continued)
Series 2013-1A, Class BR, (LIBOR USD 3 Month + 2.15%), 4.14%, 10/13/30	USD	1,160	$1,135,917
Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.20%), 5.19%, 10/13/30		1,333	1,326,986
Series 2013-1A, Class DR, (LIBOR USD 3 Month + 6.80%), 8.79%, 10/13/30		3,210	3,199,716
Apidos CLO XV, Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 2.98%, 04/20/31(a)(b)		4,630	4,578,870
Apidos CLO XVI, Series 2013-16A, Class CR, (LIBOR USD 3 Month + 3.00%), 4.97%, 01/19/25(a)(b)		2,775	2,775,001
Apidos CLO XVIII, Series 2018-18A, Class A1, (LIBOR USD 3 Month + 1.14%), 3.09%, 10/22/30(a)(b)		250	249,242
Apidos CLO XXI, Series 2015-21A, Class CR, (LIBOR USD 3 Month + 2.45%), 4.45%, 07/18/27(a)(b)		500	487,757
Apidos CLO XXII(a)(b):
Series 2015-22A, Class C, (LIBOR USD 3 Month + 3.80%), 5.77%, 10/20/27		1,500	1,490,496
Series 2015-22A, Class D, (LIBOR USD 3 Month + 6.00%), 7.97%, 10/20/27		750	751,418
Apidos CLO XXIII, Series 2015-23A, Class D2, (LIBOR USD 3 Month + 5.95%), 7.95%, 01/15/27(a)(b)		3,752	3,602,903
Apidos CLO XXIX, Series 2018-29A, Class D, (LIBOR USD 3 Month + 5.25%), 7.19%, 07/25/30(a)(b)		1,860	1,676,645
Apres Static CLO Ltd.(a)(b);
Series 2019-1A, Class A2, (LIBOR USD 3 Month + 1.75%), 3.75%, 01/15/27		1,150	1,145,373
Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.65%), 5.65%, 01/15/27		6,000	5,967,708
Series 2019-1A, Class D, (LIBOR USD 3 Month + 6.65%), 8.65%, 01/15/27		1,500	1,498,604
Arbor Realty CLO Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 2.73%, 12/15/27(a)(b)		9,740	9,741,365
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL2, Class A, (LIBOR USD 1 Month + 0.99%) 2.73%, 08/15/27(a)(b)		4,410	4,410,411
Ares XLI CLO Ltd., Series 2016-41A, Class D, (LIBOR USD 3 Month + 4.20%), 6.20%, 01/15/29(a)(b)		1,400	1,400,267
Ares XLIV CLO Ltd., Series 2017-44A, Class D, (LIBOR USD 3 Month + 6.55%), 8.55%, 10/15/29(a)(b)		550	539,013
Ares XLV CLO Ltd., Series 2017-45A, Class C, (LIBOR USD 3 Month + 2.05%), 4.05%, 10/15/30(a)(b)		1,125	1,096,293
Ares XXIX CLO Ltd.(a)(b):
Series 2014-1A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.19%, 04/17/26		371	371,501

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Series 2014-1A, Class BR, (LIBOR USD 3 Month + 2.30%), 4.30%, 04/17/26	USD	4,700	$4,713,062
Ares XXXIV CLO Ltd., Series 2015-2A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.43%, 07/29/26(a)(b)		585	585,032
Ares XXXVII CLO Ltd.(a)(b):
Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.17%, 10/15/30		1,500	1,501,952
Series 2015-4A, Class DR, (LIBOR USD 3 Month + 6.15%), 8.15%, 10/15/30		2,440	2,341,184
Assurant CLO I Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 3.67%, 10/20/29(a)(b)		1,710	1,690,613
Assurant CLO III Ltd., Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.25%), 4.22%, 10/20/31(a)(b)		1,130	1,094,924
Atrium VIII, Series 8A, Class SUB, 0.00%, 10/23/24(a)(c)		13,300	580,731
Atrium XII, Series 12A, Class CR, (LIBOR USD 3 Month + 1.65%), 3.60%, 04/22/27(a)(b)		4,365	4,284,539
Avery Point IV CLO Ltd.(a)(b):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.10%), 3.04%, 04/25/26		7,866	7,874,903
Series 2014-1A, Class D, (LIBOR USD 3 Month + 3.50%), 5.44%, 04/25/26		3,750	3,750,011
Avery Point V CLO Ltd.(a)(b):
Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 2.98%, 07/17/26		4,306	4,302,780
Series 2014-5A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.50%, 07/17/26		1,730	1,726,836
Avery Point VI CLO Ltd.(a)(b):
Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.05%), 2.94%, 08/05/27		20,200	20,152,118
Series 2015-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.39%, 08/05/27		9,070	9,010,415
Avery Point VII CLO Ltd., Series 2015-7A, Class AR, (LIBOR USD 3 Month + 1.14%), 3.14%, 01/15/28(a)(b)		15,000	14,975,112
Babson CLO Ltd., Series 2015-IA, Class BR, (LIBOR USD 3 Month + 1.40%), 3.37%, 01/20/31(a)(b)		250	245,040
Bain Capital Credit CLO Ltd.(a)(b):
Series 2016-2A, Class AR, (LIBOR USD 3 Month + 1.14%), 3.14%, 01/15/29		4,000	3,994,568
Series 2016-2A, Class BR, (LIBOR USD 3 Month + 1.80%), 3.80%, 01/15/29		2,650	2,650,022
Series 2018-2A, Class A1, (LIBOR USD 3 Month + 1.08%), 3.05%, 07/19/31		5,210	5,182,940
Ballyrock CLO Ltd.(a)(b):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.35%), 3.35%, 10/15/28		25,250	25,270,165

Security	Par (000)		Value

Cayman Islands (continued)
Series 2016-1A, Class B1R, (LIBOR USD 3 Month + 1.65%), 3.65%, 10/15/28	USD	18,000	$17,954,903
Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.40%), 4.40%, 10/15/28		5,750	5,694,037
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.50%), 5.50%, 10/15/28		9,050	8,998,447
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 2.92%, 07/20/29(a)(b)		2,210	2,193,050
Battalion CLO VII Ltd.(a)(b):
Series 2014-7A, Class A1RR, (LIBOR USD 3 Month + 1.04%), 3.04%, 07/17/28		1,870	1,868,741
Series 2014-7A, Class BRR, (LIBOR USD 3 Month + 2.50%), 4.50%, 07/17/28		11,862	11,746,245
Battalion CLO X Ltd.(a)(b):
Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.19%, 01/24/29		38,050	38,061,210
Series 2016-10A, Class A2R, (LIBOR USD 3 Month + 1.80%), 3.74%, 01/24/29		22,300	22,300,885
Series 2016-10A, Class CR, (LIBOR USD 3 Month + 3.45%), 5.39%, 01/24/29		5,000	4,969,887
Series 2016-10A, Class DR, (LIBOR USD 3 Month + 6.65%), 8.59%, 01/24/29		2,500	2,456,426
Battalion CLO XI Ltd., Series 2017-11A, Class E, (LIBOR USD 3 Month + 5.98%), 7.92%, 10/24/29(a)(b)		2,420	2,298,556
BDS Ltd., Series 2019-FL3, Class A, (LIBOR USD 1 Month + 1.40%), 3.14%, 12/15/35(a)(b)		12,520	12,529,806
Bean Creek CLO Ltd., Series 2015-1A, Class ER, (LIBOR USD 3 Month + 5.75%), 7.72%, 04/20/31(a)(b)		370	336,551
Benefit Street Partners CLO II Ltd.(a)(b):
Series 2013-IIA, Class A2R, (LIBOR USD 3 Month + 1.75%), 3.75%, 07/15/29		19,635	19,594,609
Series 2013-IIA, Class CR, (LIBOR USD 3 Month + 3.70%), 5.70%, 07/15/29		1,500	1,404,091
Benefit Street Partners CLO III Ltd.,
Series 2013-IIIA, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.22%, 07/20/29(a)(b)		250	251,081
Benefit Street Partners CLO IV Ltd.(a)(b) Series 2014-IVA, Class A1RR, (LIBOR USD 3 Month + 1.25%), 3.22%, 01/20/29		25,180	25,214,973
Series 2014-IVA, Class A2RR, (LIBOR USD 3 Month + 1.75%), 3.72%, 01/20/29		2,500	2,497,300
Benefit Street Partners CLO VI Ltd.(a)(b):
Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 3.24%, 10/18/29		19,287	19,287,262
Series 2015-VIA, Class A2R, (LIBOR USD 3 Month + 1.72%), 3.72%, 10/18/29		3,868	3,825,306

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Series 2015-VIA, Class BR, (LIBOR USD 3 Month + 2.40%), 4.40%, 10/18/29	USD	2,750	$2,716,123
Series 2015-VIA, Class CR, (LIBOR USD 3 Month + 3.45%), 5.45%, 10/18/29		2,640	2,606,883
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class D, (LIBOR USD 3 Month + 5.35%), 7.35%, 07/18/27(a)(b)		7,930	7,551,774
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (LIBOR USD 3 Month + 1.10%), 3.07%, 01/20/31(a)(b)		3,140	3,135,466
Benefit Street Partners CLO X Ltd.(a)(b): Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.14%, 01/15/29		1,000	1,001,702
Series 2016-10A, Class A2R, (LIBOR USD 3 Month + 1.75%), 3.75%, 01/15/29		1,850	1,847,644
Series 2016-10A, Class BR, (LIBOR USD 3 Month + 2.40%), 4.40%, 01/15/29		4,500	4,440,445
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class E, (LIBOR USD 3 Month + 6.90%), 8.81%, 10/15/32(a)(b)		2,750	2,694,756
Black Diamond CLO Ltd.(a)(b): Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.45%), 3.45%, 02/06/26		1,650	1,648,794
Series 2014-1A, Class A1R, (LIBOR USD 3 Month + 1.15%), 3.15%, 10/17/26		1,056	1,056,770
BlueMountain CLO Ltd.(a)(b):
Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.23%), 3.20%, 01/20/29		13,443	13,429,160
Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 3.13%, 10/22/30		9,405	9,397,326
Series 2015-1A, Class C, (LIBOR USD 3 Month + 3.75%), 5.75%, 04/13/27		2,670	2,670,037
Series 2015-1A, Class D, (LIBOR USD 3 Month + 5.45%), 7.45%, 04/13/27		3,611	3,580,597
BlueMountain CLO XXV Ltd., Series 2019-25A, Class E, (LIBOR USD 3 Month + 6.70%), 8.99%, 07/15/32(a)(b)		1,000	982,061
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (LIBOR USD 3 Month + 7.70%), 9.53%, 10/20/32(a)(b)		1,250	1,249,735
Burnham Park CLO Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.12%, 10/20/29(a)(b)		14,250	14,255,070
California Street CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.03%, 10/15/25(a)(b)		582	582,004
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-3RA, Class A1A, (LIBOR USD 3 Month + 1.05%), 2.99%, 07/27/31		1,540	1,533,857

Security		Par (000)	Value

Cayman Islands (continued)
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 2.25%), 4.19%, 04/27/27	USD	750	$749,997
Series 2015-2A, Class DR, (LIBOR USD 3 Month + 4.35%), 6.29%, 04/27/27		1,250	1,172,646
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.54%, 07/28/28		7,120	7,100,017
Series 2015-4A, Class SBB1, (LIBOR USD 3 Month + 8.50%), 10.47%, 07/20/32		1,061	1,031,913
Series 2016-3A, Class D, (LIBOR USD 3 Month + 7.00%), 8.97%, 10/20/29		750	681,298
CarVal CLO II Ltd.(a)(b): Series 2019-1A, Class D, (LIBOR USD 3 Month + 4.15%), 6.12%, 04/20/32		1,500	1,495,865
Series 2019-1A, Class E, (LIBOR USD 3 Month + 6.75%), 8.72%, 04/20/32		1,000	950,492
CarVal CLO III Ltd., Series 2019-2A, Class E, (LIBOR USD 3 Month + 6.44%), 8.71%, 07/20/32(a)(b)		2,000	1,909,834
CarVal CLO Ltd., Series 2018-1A, Class E, (LIBOR USD 3 Month + 5.77%), 7.77%, 07/16/31(a)(b)		2,710	2,543,379
CBAM Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.22%, 07/20/30		6,700	6,707,700
Series 2017-2A, Class B1, (LIBOR USD 3 Month + 1.75%), 3.75%, 10/17/29		2,595	2,582,219
Series 2017-3A, Class B1, (LIBOR USD 3 Month + 1.70%), 3.70%, 10/17/29		450	447,388
Series 2018-6A, Class B1R, (LIBOR USD 3 Month + 2.10%), 3.85%, 01/15/31(d)		8,250	8,250,000
CDO Repack SPC Ltd., Series 2006-CLF1, Class D1, 1.00%, 05/20/30(a)		1,210	1,291,264
Cedar Funding II CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.23%), 3.12%, 06/09/30		1,734	1,734,763
Series 2013-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 3.63%, 06/09/30		5,900	5,877,599
Series 2013-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 5.49%, 06/09/30		500	494,291
Cedar Funding IV CLO Ltd., Series 2014-4A, Class AR, (LIBOR USD 3 Month + 1.23%), 3.16%, 07/23/30(a)(b)		1,500	1,503,305
Cedar Funding IX CLO Ltd.(a)(b):
Series 2018-9A, Class A1, (LIBOR USD 3 Month + 0.98%), 2.95%, 04/20/31		3,390	3,351,227
Series 2018-9A, Class E, (LIBOR USD 3 Month + 5.35%), 7.32%, 04/20/31		1,670	1,529,832

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Cedar Funding VI CLO Ltd.(a)(b):
Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 3.06%, 10/20/28	USD	17,830	$17,817,408
Series 2016-6A, Class DR, (LIBOR USD 3 Month + 3.00%), 4.97%, 10/20/28		3,800	3,655,680
Series 2016-6A, Class ER, (LIBOR USD 3 Month + 5.90%), 7.87%, 10/20/28		3,300	3,120,434
Cedar Funding VII CLO Ltd., Series 2018-7A, Class E, (LIBOR USD 3 Month + 4.55%), 6.52%, 01/20/31(a)(b)		2,963	2,564,602
Cedar Funding VIII CLO Ltd.(a)(b):
Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.25%, 10/17/30		30,739	30,754,437
Series 2017-8A, Class B, (LIBOR USD 3 Month + 1.70%), 3.70%, 10/17/30		1,920	1,896,075
Series 2017-8A, Class C, (LIBOR USD 3 Month + 2.25%), 4.25%, 10/17/30		250	241,977
Series 2017-8A, Class D, (LIBOR USD 3 Month + 3.25%), 5.25%, 10/17/30		250	247,021
Cent CLO 17 Ltd., Series C17A, Class A1AR, (LIBOR USD 3 Month + 1.03%), 2.97%, 04/30/31(a)(b)		9,600	9,540,986
Cent CLO 19 Ltd., Series 2013-19A, Class C, (LIBOR USD 3 Month + 3.30%), 5.23%, 10/29/25(a)(b)		450	450,117
Cent CLO 24 Ltd., Series 2015-24A, Class A1R, (LIBOR USD 3 Month + 1.07%), 3.07%, 10/15/26(a)(b)		15,620	15,585,519
CIFC Funding Ltd.(a)(b):
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.75%), 3.75%, 07/16/30		500	497,438
Series 2013-2A, Class A1LR, (LIBOR USD 3 Month + 1.21%), 3.21%, 10/18/30		10,950	10,953,569
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.10%), 3.10%, 01/18/31		630	621,544
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 3.13%, 10/17/30		3,650	3,637,994
Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.78%), 2.78%, 04/15/27		219	218,611
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 1.70%), 3.70%, 04/15/27		5,675	5,569,298
Series 2015-2A, Class DR, (LIBOR USD 3 Month + 2.45%), 4.45%, 04/15/27		285	284,995
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 3.67%, 04/23/29		2,870	2,868,156
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.45%), 4.42%, 04/23/29		9,270	9,170,684
Clear Creek CLO, Series 2015-1A, Class ER, (LIBOR USD 3 Month + 6.30%), 8.27%, 10/20/30(a)(b)		1,375	1,306,431

Security		Par (000)	Value

Cayman Islands (continued)
Cumberland Park CLO Ltd., Series 2015-2A, Class CR, (LIBOR USD 3 Month + 1.80%), 3.77%, 07/20/28(a)(b)	USD	1,470	$1,435,859
Cutwater Ltd., Series 2014-1A, Class A1AR, (LIBOR USD 3 Month + 1.25%), 3.25%, 07/15/26(a)(b)		2,892	2,890,220
CVP Cascade CLO-1 Ltd., Series 2013- CLO1, Class A1R, (LIBOR USD 3 Month + 1.15%), 3.15%, 01/16/26(a)(b)		174	173,874
Deer Creek CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.18%), 3.15%, 10/20/30		1,250	1,251,429
Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.35%), 8.32%, 10/20/30		500	481,777
Dryden 36 Senior Loan Fund, Series 2014-36A, Class AR2, (LIBOR USD 3 Month + 1.28%), 3.28%, 04/15/29(a)(b)		18,250	18,233,007
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR, (LIBOR USD 3 Month + 1.14%), 3.11%, 07/20/29(a)(b)		11,750	11,731,551
Dryden XXV Senior Loan Fund, Series 2012-25A, Class CRR, (LIBOR USD 3 Month + 1.85%), 3.84%, 10/15/27(a)(b)		1,500	1,483,954
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.11%, 08/15/30(a)(b)		23,925	23,889,019
Eaton Vance CLO Ltd.(a)(b):
Series 2013-1A, Class A1RR, (LIBOR USD 3 Month + 1.16%), 3.16%, 01/15/28		10,150	10,099,958
Series 2013-1A, Class A2RR, (LIBOR USD 3 Month + 1.85%), 3.85%, 01/15/28		5,000	5,012,737
Series 2013-1A, Class BRR, (LIBOR USD 3 Month + 2.80%), 4.80%, 01/15/28		6,250	6,240,434
Elm CLO Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3 Month + 1.17%), 3.17%, 01/17/29		11,970	11,985,505
Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.75%), 3.75%, 01/17/29		1,000	996,977
Elmwood CLO I Ltd.(a)(b):
Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.35%), 3.32%, 04/20/30		7,250	7,241,251
Series 2019-1A, Class B, (LIBOR USD 3 Month + 1.90%), 3.87%, 04/20/30		2,400	2,403,663
Elmwood CLO II Ltd.(a)(b):
Series 2019-2A, Class B, (LIBOR USD 3 Month + 2.10%), 4.07%, 04/20/31		3,250	3,266,983
Series 2019-2A, Class E, (LIBOR USD 3 Month + 6.80%), 8.77%, 04/20/31		2,000	2,007,803
Elmwood CLO III Ltd.(a)(b):
Series 2019-3A, Class A1, (LIBOR USD 3 Month + 1.37%), 3.19%, 10/15/32		8,250	8,249,194

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Series 2019-3A, Class E, (LIBOR USD 3 Month + 7.00%), 8.82%, 10/15/32	USD	7,200	$7,198,880
Emerson Park CLO Ltd.(a)(b):
Series 2013-1A, Class B1R, (LIBOR USD 3 Month + 1.45%), 3.45%, 07/15/25		250	249,974
Series 2013-1A, Class DR, (LIBOR USD 3 Month + 3.40%), 5.40%, 07/15/25		1,859	1,865,822
Flatiron CLO Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 2.89%, 04/15/27		4,348	4,345,118
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.90%), 3.90%, 04/15/27		3,025	2,991,951
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.20%, 10/15/30(a)(b)		1,795	1,793,108
Galaxy XXIII CLO Ltd., Series 2017-23A, Class A, (LIBOR USD 3 Month + 1.28%), 3.22%, 04/24/29(a)(b)		15,942	15,952,123
Galaxy XXIX CLO Ltd.(a)(b):
Series 2018-29A, Class B, (LIBOR USD 3 Month + 1.40%), 3.31%, 11/15/26		250	247,959
Series 2018-29A, Class C, (LIBOR USD 3 Month + 1.68%), 3.59%, 11/15/26		4,650	4,575,631
Series 2018-29A, Class D, (LIBOR USD 3 Month + 2.40%), 4.31%, 11/15/26		6,420	6,419,891
GoldenTree Loan Management US CL01 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.20%), 4.17%, 04/20/29(a)(b)		1,940	1,916,919
GoldenTree Loan Opportunities IX Ltd.(a)(b):
Series 2014-9A, Class AR2, (LIBOR USD 3 Month + 1.11%), 3.04%, 10/29/29		6,130	6,141,657
Series 2014-9A, Class ER2, (LIBOR USD 3 Month + 5.66%), 7.59%, 10/29/29		2,250	2,148,544
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (LIBOR USD 3 Month + 1.07%), 3.07%, 01/18/31(a)(b)		1,001	998,100
Halcyon Loan Advisors Funding Ltd.(a)(b):
Series 2013-2A, Class C, (LIBOR USD 3 Month + 2.70%), 4.61%, 08/01/25		250	250,603
Series 2014-3A, Class B1R, (LIBOR USD 3 Month + 1.70%), 3.65%, 10/22/25		2,220	2,225,037
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class A1B, (LIBOR USD 3 Month + 1.25%), 3.25%, 07/18/31		930	929,668
Series 12A-18, Class D, (LIBOR USD 3 Month + 5.15%), 7.15%, 07/18/31		1,860	1,681,570
Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 2.89%, 02/05/31		8,145	8,091,681

Security		Par (000)	Value

Cayman Islands (continued)
Series 7A-2015, Class BR, (LIBOR USD 3 Month + 1.18%), 3.09%, 03/15/27	USD	580	$569,136
Series 7A-2015, Class CR, (LIBOR USD 3 Month + 1.70%), 3.61%, 03/15/27		1,670	1,627,601
Series 7A-2015, Class DR, (LIBOR USD 3 Month + 2.40%), 4.31%, 03/15/27		1,160	1,127,605
HPS Loan Management Ltd.(a)(b):
Series 10A-16, Class C, (LIBOR USD 3 Month + 3.65%), 5.62%, 01/20/28		1,250	1,236,871
Series 14A-19, Class A1, (LIBOR USD 3 Month + 1.27%), 3.54%, 07/25/30		1,000	997,283
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.11%, 10/19/28(a)(b)		4,550	4,533,788
Kayne CLO 6 Ltd., Series 2019-6A, Class E, (LIBOR USD 3 Month + 7.53%), 9.28%, 01/20/33(a)(b)		2,250	2,241,037
KKR CLO Ltd.(a)(b):
Series 16, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.22%, 01/20/29		7,200	7,199,690
Series 16, Class A2R, (LIBOR USD 3 Month + 1.80%), 3.77%, 01/20/29		5,700	5,682,935
LCM 26 Ltd., Series 26A, Class A1 (LIBOR USD 3 Month + 1.07%), 3.04%, 01/20/31(a)(b)		7,000	6,977,704
LCM XX LP(a)(b):
Series 20A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.01%, 10/20/27		8,350	8,360,628
Series 20A, Class BR, (LIBOR USD 3 Month + 1.55%), 3.52%, 10/20/27		2,000	1,986,867
LCM XXIV Ltd., Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 3.28%, 03/20/30(a)(b)		1,350	1,349,670
Limerock CLO III LLC(a)(b):
Series 2014-3A, Class A1R, (LIBOR USD 3 Month + 1.20%), 3.17%, 10/20/26		3,162	3,159,774
Series 2014-3A, Class C, (LIBOR USD 3 Month + 3.60%), 5.57%, 10/20/26		8,490	8,490,066
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 2.87%, 05/15/28(a)(b)		6,850	6,847,220
Madison Park Funding X Ltd.(a)(b):
Series 2012-10A, Class AR2, (LIBOR USD 3 Month + 1.22%), 3.19%, 01/20/29		9,500	9,481,882
Series 2012-10A, Class BR2, (LIBOR USD 3 Month + 1.80%), 3.77%, 01/20/29		31,600	31,601,352
Series 2012-10A, Class CR2, (LIBOR USD 3 Month + 2.35%), 4.32%, 01/20/29		32,060	31,722,966
Series 2012-10A, Class DR2, (LIBOR USD 3 Month + 3.25%), 5.22%, 01/20/29		1,600	1,572,272

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Madison Park Funding XI Ltd.,
Series 2013-11A, Class AR, (LIBOR USD 3 Month + 1.16%), 3.09%, 07/23/29(a)(b)	USD	10,237	$10,233,384
Madison Park Funding XIII Ltd.,
Series 2014-13A, Class AR2, (LIBOR USD 3 Month + 0.95%), 2.92%, 04/19/30(a)(b)		9,230	9,183,870
Madison Park Funding XIX Ltd.(a)(b):
Series 2015-19A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.20%, 01/22/28		2,000	1,996,099
Series 2015-19A, Class A2R, (LIBOR USD 3 Month + 1.75%), 3.70%, 01/22/28		5,000	4,986,578
Madison Park Funding XV Ltd.,
Series 2014-15A, Class CR, (LIBOR USD 3 Month + 3.45%), 5.39%, 01/27/26(a)(b)		1,160	1,160,022
Madison Park Funding XVI Ltd.(a)(b):
Series 2015-16A, Class A1R, (LIBOR USD 3 Month + 1.33%), 3.30%, 04/20/26		3,969	3,966,300
Series 2015-16A, Class A2R, (LIBOR USD 3 Month + 1.90%), 3.87%, 04/20/26		500	499,484
Series 2015-16A, Class C, (LIBOR USD 3 Month + 3.70%), 5.67%, 04/20/26		2,050	2,050,018
Series 2015-16A, Class D, (LIBOR USD 3 Month + 5.50%), 7.47%, 04/20/26		4,030	3,983,017
Madison Park Funding XVIII Ltd.,
Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.16%, 10/21/30(a)(b)		17,320	17,330,867
Madison Park Funding XXIII Ltd.,
Series 2017-23A, Class A, (LIBOR USD 3 Month + 1.21%), 3.15%, 07/27/30(a)(b)		4,500	4,484,245
Madison Park Funding XXX Ltd.(b):
Series 2018-30A, Class E, (LIBOR USD 3 Month + 4.95%), 6.95%, 04/15/29(a)		2,050	1,857,426
Series 2018-30X, Class E, (LIBOR USD 3 Month + 4.95%), 6.95%, 04/15/29		1,000	906,061
Madison Park Funding XXXII Ltd.,
Series 2018-32A, Class E, (LIBOR USD 3 Month + 7.10%), 9.05%, 01/22/31(a)(b)		800	807,010
Madison Park Funding XXXIV Ltd.,
Series 2019-34A, Class SUB, 0.00%, 04/25/48(a)(c)		9,960	6,674,435
Marathon CLO VII Ltd.,
Series 2014-7A, Class A1R, (LIBOR USD 3 Month + 1.32%), 3.26%, 10/28/25(a)(b)		398	398,059
Mariner CLO LLC(a)(b):
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 2.50%), 4.47%, 04/20/29		5,500	5,450,624
Series 2016-3A, Class DR, (LIBOR USD 3 Month + 3.80%), 5.73%, 07/23/29		1,500	1,500,011
Mariner CLO Ltd.,
Series 2017-4A, Class A, (LIBOR USD 3 Month + 1.21%), 3.15%, 10/26/29(a)(b)		2,310	2,311,375

Security		Par (000)	Value

Cayman Islands (continued)
Mountain Hawk II CLO Ltd.,
Series 2013-2A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.57%, 07/20/24(a)(b)	USD	12,080	$12,085,612
Mountain Hawk III CLO Ltd.,
Series 2014-3A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.20%, 04/18/25(a)(b)		20,611	20,640,801
MP CLO VII Ltd.,
Series 2015-1A, Class ARR, (LIBOR USD 3 Month + 1.08%), 3.08%, 10/18/28(a)(b)		6,005	6,002,098
MP CLO VIII Ltd.,
Series 2015-2A, Class BR, (LIBOR USD 3 Month + 1.42%), 3.36%, 10/28/27(a)(b)		11,750	11,616,281
Neuberger Berman CLO XVII Ltd.,
Series 2014-17A, Class DR, (LIBOR USD 3 Month + 3.65%), 5.60%, 04/22/29(a)(b)		1,432	1,362,294
Neuberger Berman CLO XVI-S Ltd.,
Series 2017-16SA, Class D, (LIBOR USD 3 Month + 2.50%), 4.50%, 01/15/28(a)(b)		1,650	1,605,991
Neuberger Berman CLO XX Ltd.(a)(b):
Series 2015-20A, Class DR, (LIBOR USD 3 Month + 2.40%), 4.40%, 01/15/28		1,750	1,700,013
Series 2015-20A, Class ER, (LIBOR USD 3 Month + 5.00%), 7.00%, 01/15/28		3,663	3,492,842
Neuberger Berman CLO XXIII Ltd.,
Series 2016-23A, Class BR, (LIBOR USD 3 Month + 1.55%), 3.55%, 10/17/27(a)(b)		500	493,069
Neuberger Berman Loan Advisers CLO Ltd.,
Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.17%, 10/18/30(a)(b)		9,050	9,044,500
Oaktree CLO Ltd.(a)(b):
Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 0.87%), 2.84%, 10/20/27		10,390	10,380,521
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 5.20%), 7.17%, 10/20/27		2,000	1,902,695
OCP CLO 2019-16 Ltd.,
Series 2019-16A, Class E, (LIBOR USD 3 Month + 6.62%), 8.59%, 01/20/32(a)(b)		1,000	975,218
OCP CLO Ltd.(a)(b):
Series 2014-5A, Class A1R, (LIBOR USD 3 Month + 1.08%), 3.02%, 04/26/31		1,410	1,399,590
Series 2014-7A, Class A2RR, (LIBOR USD 3 Month + 1.65%), 3.62%, 07/20/29		1,350	1,329,586
Series 2015-8A, Class A1R, (LIBOR USD 3 Month + 0.85%), 2.85%, 04/17/27		4,520	4,518,676
Series 2015-8A, Class BR, (LIBOR USD 3 Month + 1.85%), 3.85%, 04/17/27		4,625	4,622,936
Series 2015-9A, Class BR, (LIBOR USD 3 Month + 1.75%), 3.75%, 07/15/27		7,920	7,750,960
Series 2015-10A, Class BR, (LIBOR USD 3 Month + 1.85%), 3.79%, 10/26/27		1,750	1,748,663

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Series 2016-12A, Class A1R, (LIBOR USD 3 Month + 1.12%), 3.12%, 10/18/28	USD	9,793	$9,807,917
Series 2016-12A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.60%, 10/18/28		1,500	1,489,131
Series 2016-12A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.00%, 10/18/28		3,160	3,046,962
Series 2017-13A, Class D, (LIBOR USD 3 Month + 6.63%), 8.63%, 07/15/30		3,080	3,040,034
Octagon Investment Partners 30 Ltd.,
Series 2017-1A, Class D, (LIBOR USD 3 Month + 6.20%), 8.17%, 03/17/30(a)(b)		500	480,643
Octagon Investment Partners 31 LLC,
Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.30%), 8.27%, 07/20/30(a)(b)		1,000	968,782
Octagon Investment Partners 33 Ltd.,
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.19%), 3.16%, 01/20/31(a)(b)		1,625	1,625,987
Octagon Investment Partners Ltd.,
Series 2018-18A, Class A1A, (LIBOR USD 3 Month + 0.96%), 2.96%, 04/16/31(a)(b)		10,326	10,206,797
Octagon Investment Partners XXIII Ltd.(a)(b):
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 3.85%, 07/15/27		1,470	1,438,137
Series 2015-1A, Class ER, (LIBOR USD 3 Month + 5.75%), 7.75%, 07/15/27		3,130	2,979,199
OFSI Fund VI Ltd.(a)(b):
Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.13%, 03/20/25		17,899	17,886,490
Series 2014-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.50%, 03/20/25		10,400	10,267,300
Series 2014-6A, Class CR, (LIBOR USD 3 Month + 2.50%),4.50%, 03/20/25		7,830	7,829,991
OFSI Fund VII Ltd.,
Series 2014-7A, Class AR, (LIBOR USD 3 Month + 0.90%), 2.90%, 10/18/26(a)(b)		1,444	1,443,599
OHA Credit Partners IX Ltd.,
Series 2013-9A, Class A1R, (LIBOR USD 3 Month + 1.01%), 2.98%, 10/20/25(a)(b)		126	125,884
OHA Credit Partners VII Ltd.,
Series 2012-7A, Class DR, (LIBOR USD 3 Month + 4.20%), 6.10%, 11/20/27(a)(b)		2,520	2,522,629
OHA Credit Partners XIII Ltd.,
Series 2016-13A, Class E, (LIBOR USD 3 Month + 7.15%), 9.12%, 01/21/30(a)(b)		740	750,605
OHA Loan Funding Ltd.(a)(b):
Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 2.95%, 05/23/31		10,470	10,426,374
Series 2016-1A, Class B1, (LIBOR USD 3 Month + 1.80%), 3.77%, 01/20/28		1,157	1,152,895

Security	Par (000)		Value

Cayman Islands (continued)
Series 2016-1A, Class C, (LIBOR USD 3 Month + 2.55%), 4.52%, 01/20/28	USD	11,605	$11,629,359
Series 2016-1A, Class D, (LIBOR USD 3 Month + 3.75%), 5.72%, 01/20/28		12,830	12,733,981
Series 2016-1A, Class E, (LIBOR USD 3 Month + 6.50%), 8.47%, 01/20/28		5,338	5,240,021
OZLM Funding III Ltd.,
Series 2013-3A, Class BRR, (LIBOR USD 3 Month + 270%), 4.57%, 01/22/29(a)(b)(d)		19,875	19,875,000
OZLM Funding IV Ltd.(a)(b):
Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.20%, 10/22/30		9,995	9,937,264
Series 2013-4A, Class A2R, (LIBOR USD 3 Month + 1.70%), 3.65%, 10/22/30		960	947,885
OZLM Funding Ltd.(a)(b):
Series 2012-1A, Class A1R2, (LIBOR USD 3 Month + 1.23%), 3.18%, 07/22/29		500	498,744
Series 2012-1A, Class A2R2, (LIBOR USD 3 Month + 1.85%), 3.80%, 07/22/29		625	623,200
Series 2012-1A, Class CR2, (LIBOR USD 3 Month + 3.60%), 5.55%, 07/22/29		350	341,697
OZLM Ltd.,
Series 2019-24A, Class A2A, (LIBOR USD 3 Month + 2.25%), 4.41%, 07/20/32(a)(b)		4,000	3,979,657
OZLM VI Ltd.,
Series 2014-6A, Class SUB, 0.00%, 04/17/31(a)(c)		3,200	825,926
OZLM VIII Ltd.(a)(b):
Series 2014-8A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.20%, 10/17/29		4,750	4,594,431
Series 2014-8A, Class CRR, (LIBOR USD 3 Month + 3.15%), 5.15%, 10/17/29		1,835	1,773,622
OZLM XIV Ltd.(a)(b):
Series 2015-14A, Class A1AR, (LIBOR USD 3 Month + 1.16%), 3.46%, 01/15/29		14,750	14,745,455
Series 2015-14A, Class A2AR, (LIBOR USD 3 Month + 1.70%), 4.00%, 01/15/29		8,000	7,969,014
Series 2015-14A, Class B1R, (LIBOR USD 3 Month + 2.10%), 4.40%, 01/15/29		8,870	8,725,798
Series 2015-14A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.30%, 01/15/29		9,535	9,068,595
OZLM XIX Ltd.,
Series 2017-19A, Class A2, (LIBOR USD 3 Month + 1.61%), 3.60%, 11/22/30(a)(b)		7,135	6,951,728
OZLM XV Ltd.(a)(b):
Series 2016-15A, Class A1, (LIBOR USD 3 Month + 1.49%), 3.46%, 01/20/29		7,880	7,880,842
Series 2016-15A, Class A2A, (LIBOR USD 3 Month + 2.10%), 4.07%, 01/20/29		2,920	2,908,895

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Series 2016-15A, Class C, (LIBOR USD 3 Month + 4.00%), 5.97%, 01/20/29	USD	1,560	$1,549,598
Palmer Square CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.13%), 3.13%, 01/17/31		1,670	1,666,761
Series 2015-1A, Class A1R2, (LIBOR USD 3 Month + 1.22%), 3.11%, 05/21/29		8,250	8,244,164
Series 2015-1A, Class A2R2, (LIBOR USD 3 Month + 1.65%), 3.54%, 05/21/29		1,000	996,727
Series 2015-1A, Class CR2, (LIBOR USD 3 Month + 3.15%), 5.04%, 05/21/29		1,500	1,499,805
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 3.70%), 5.67%, 07/20/30		420	421,543
Series 2015-2A, Class DR, (LIBOR USD 3 Month + 6.50%), 8.47%, 07/20/30		2,120	2,077,407
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.03%, 04/18/31		5,910	5,846,474
Series 2018-3A, Class A2, (LIBOR USD 3 Month + 1.35%), 3.26%, 08/15/26		10,427	10,366,721
Palmer Square Loan Funding Ltd.(a)(b):
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.30%), 3.30%, 10/15/25		4,220	4,200,856
Series 2018-4A, Class A1, (LIBOR USD 3 Month + 0.90%), 2.81%, 11/15/26		6,079	6,080,968
Series 2018-4A, Class B, (LIBOR USD 3 Month + 1.90%), 3.81%, 11/15/26		12,720	12,541,018
Series 2018-4A, Class C, (LIBOR USD 3 Month + 2.55%), 4.46%, 11/15/26		7,050	6,724,197
Series 2018-5A, Class B, (LIBOR USD 3 Month + 1.90%), 3.87%, 01/20/27		11,488	11,331,585
Series 2018-5A, Class C, (LIBOR USD 3 Month + 2.55%), 4.52%, 01/20/27		7,255	7,200,408
Series 2018-5A, Class D, (LIBOR USD 3 Month + 4.25%), 6.22%, 01/20/27		11,900	11,772,928
Series 2018-5A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/20/27		4,750	3,357,167
Series 2019-2A, Class C, (LIBOR USD 3 Month + 3.25%), 5.22%, 04/20/27		7,125	7,125,485
Series 2019-3A, Class A2, (LIBOR USD 3 Month + 1.60%), 3.50%, 08/20/27		4,750	4,737,104
Series 2019-3A, Class C, (LIBOR USD 3 Month + 3.40%), 5.30%, 08/20/27		5,000	4,995,516
Series 2019-4A, Class A2, (LIBOR USD 3 Month + 1.60%), 3.54%, 10/24/27		2,250	2,249,636

Security	Par (000)		Value

Cayman Islands (continued)
Series 2019-4A, Class C, (LIBOR USD 3 Month + 3.25%), 5.19%, 10/24/27	USD	1,000	$1,000,015
Parallel Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.85%), 2.82%, 07/20/27		4,810	4,801,296
Series 2015-1A, Class C1R, (LIBOR USD 3 Month + 1.75%), 3.72%, 07/20/27		1,670	1,621,959
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.55%), 4.52%, 07/20/27		3,250	3,060,006
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 3.67%, 07/20/29		1,560	1,548,956
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 5.85%), 7.76%, 08/23/31		4,250	3,986,833
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.13%, 11/14/29		8,065	8,067,666
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 3.61%, 11/14/29		1,820	1,807,700
Series 2017-1A, Class B, (LIBOR USD 3 Month + 2.15%), 4.06%, 11/14/29		2,000	1,952,877
Series 2017-1A, Class D, (LIBOR USD 3 Month + 6.22%), 8.13%, 11/14/29		5,270	5,065,666
Race Point IX CLO Ltd.,
Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 3.21%, 10/15/30(a)(b)		2,070	2,063,077
Recette CLO Ltd.,
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.75%), 472%, 10/20/27(a)(b)		1,250	1,250,027
Regatta Funding LP,
Series 2013-2A, Class A1R2, (LIBOR USD 3 Month + 1.25%), 3.25%, 01/15/29(a)(b)		700	700,892
Regatta IX Funding Ltd.,
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.80%), 3.80%, 04/17/30(a)(b)		1,250	1,242,496
Regatta VI Funding Ltd.(a)(b):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 2.70%), 4.67%, 07/20/28		3,000	2,865,139
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 5.00%), 6.97%, 07/20/28		3,000	2,867,778
Rockford Tower CLO Ltd.(a):
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.80%), 3.80%, 04/15/29(b)		5,670	5,672,400
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.55%), 4.55%, 04/15/29(b)		5,750	5,732,256
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.25%), 5.25%, 04/15/29(b)		6,860	6,650,166
Series 2017-1A, Class E, (LIBOR USD 3 Month + 5.40%), 7.40%, 04/15/29(b)		7,800	7,226,978

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.75%), 3.75%, 10/15/29(b)	USD	5,700	$5,683,365
Series 2017-2A, Class C, (LIBOR USD 3 Month + 2.30%), 4.30%, 10/15/29(b)		1,250	1,225,867
Series 2017-2A, Class D, (LIBOR USD 3 Month + 3.45%), 5.45%, 10/15/29(b)		5,360	5,322,467
Series 2017-2A, Class E, (LIBOR USD 3 Month + 6.08%), 8.08%, 10/15/29(b)		9,010	8,650,413
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.16%, 10/20/30(b)		7,000	6,990,003
Series 2017-3A, Class B, (LIBOR USD 3 Month + 1.47%), 3.44%, 10/20/30(b)		1,150	1,125,953
Series 2017-3A, Class E, (LIBOR USD 3 Month + 5.75%), 7.72%, 10/20/30(b)		5,555	5,231,579
Series 2017-3A, Class SUB, 0.00%, 10/20/30(c)		2,000	1,561,058
Series 2018-1A, Class SUB, 0.00%, 05/20/31(c)		2,000	1,469,954
Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.80%), 3.77%, 10/20/31(b)		1,087	1,083,352
Series 2018-2A, Class E, (LIBOR USD 3 Month + 6.00%), 7.97%, 10/20/31(b)		1,690	1,612,847
Series 2018-2A, Class SUB, 0.00%, 10/20/31(c)		2,000	1,496,802
Series 2019-2A, Class B, (LIBOR USD 3 Month + 1.93%), 4.17%, 08/20/32(b)		2,750	2,753,237
RR 2 Ltd.(a)(b):
Series 2017-2A, Class B, (LIBOR USD 3 Month + 2.00%), 4.00%, 10/15/29		500	486,950
Series 2017-2A, Class D, (LIBOR USD 3 Month + 6.20%), 8.20%, 10/15/29		1,340	1,293,161
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.09%, 01/15/30(a)(b)		500	496,025
Seneca Park CLO Ltd.(a):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.12%), 3.12%, 07/17/26(b)		82	81,952
Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.15%), 4.15%, 07/17/26(b)		2,000	2,005,010
Series 2014-1A, Class D, (LIBOR USD 3 Month + 3.50%), 5.50%, 07/17/26(b)		11,660	11,660,128
Series 2014-1A, Class SUB, 0.00%, 07/17/26(c)		2,000	30,724
Shackleton CLO Ltd., Series 2019-15A, Class B, (LIBOR USD 3 Month + 2.00%), 3.90%, 01/15/30(a)(b)		1,000	999,648
Silver Creek CLO Ltd.(a)(b):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.21%, 07/20/30		3,750	3,759,008

Security	Par (000)		Value

Cayman Islands (continued)
Series 2014-1A, Class DR, (LIBOR USD 3 Month + 3.35%), 5.32%, 07/20/30	USD	500	$497,556
Series 2014-1A, Class E1R, (LIBOR USD 3 Month + 5.62%), 7.59%, 07/20/30		500	461,566
Sound Point CLO XI Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.25%), 4.22%, 07/20/28(a)(b)		4,670	4,579,713
Sound Point CLO XIV Ltd.(a)(b):
Series 2016-3A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.08%, 01/23/29		8,600	8,597,300
Series 2016-3A, Class C, (LIBOR USD 3 Month + 2.65%), 4.58%, 01/23/29		1,560	1,539,310
Sound Point CLO XV Ltd.(a)(b):
Series 2017-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.08%, 01/23/29		10,400	10,398,256
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.50%), 4.43%, 01/23/29		5,338	5,250,956
Sound Point CLO XXIII Ltd., Series 2019-2A, Class A1, (LIBOR USD 3 Month + 1.40%), 3.40%, 04/15/32(a)(b)		22,720	22,615,274
Sound Point CLO XXIV, Series 2019-3A, Class D, (LIBOR USD 3 Month + 4.11%), 6.21%, 10/25/32(a)(b)		4,000	4,041,697
Staniford Street CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.18%), 3.07%, 06/15/25(a)(b)		316	316,204
Steele Creek CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 3.25%, 01/15/30(a)(b)		420	419,203
Strata CLO I Ltd.(a):
Series 2018-1A, Class E, (LIBOR USD 3 Month + 7.08%), 9.08%, 01/15/31(b)		1,690	1,553,535
Series 2018-1A, Class USUB, 0.00%, 01/15/2118(c)		7,680	4,628,183
Sudbury Mill CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.15%), 3.15%, 01/17/26		455	455,184
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.17%), 3.17%, 01/17/26		789	788,984
Symphony CLO XIV Ltd., Series 2014-14A, Class B1RR, (LIBOR USD 3 Month + 1.70%), 3.70%, 07/14/26(a)(b)		24,000	23,999,760
Symphony CLO XVIII Ltd.(a)(b):
Series 2016-18A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.08%, 01/23/28		9,950	9,962,812
Series 2016-18A, Class B, (LIBOR USD 3 Month + 1.80%), 3.73%, 01/23/28		300	300,019
Series 2016-18A, Class D, (LIBOR USD 3 Month + 4.00%), 5.93%, 01/23/28		750	750,003
TCI-Symphony CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.45%), 8.45%, 07/15/30(a)(b)		1,921	1,879,941

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Thacher Park CLO Ltd.(a)(b):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.16%), 3.13%, 10/20/26	USD	3,955	$3,952,619
Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.20%), 4.17%, 10/20/26		500	500,530
Series 2014-1A, Class D1R, (LIBOR USD 3 Month + 3.40%), 5.37%, 10/20/26		4,340	4,340,031
THL Credit Wind River CLO Ltd.(a)(b):
Series 2012-1A, Class BR2, (LIBOR USD 3 Month + 1.45%), 3.45%, 01/15/26		2,650	2,636,999
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.05%), 3.04%, 07/15/28		1,500	1,500,382
TIAA CLO II Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.28%), 3.25%, 04/20/29(a)(b)		250	250,168
TIAA CLO III Ltd.(a)(b):
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.15%), 3.15%, 01/16/31		269	267,291
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.50%), 3.50%, 01/16/31		750	732,943
TICP CLO V Ltd., Series 2016-5A, Class ER, (LIBOR USD 3 Month + 575%), 7.75%, 07/17/31(a)(b)		750	692,336
TICP CLO VI Ltd.(a)(b):
Series 2016-6A, Class BR, (LIBOR USD 3 Month + 1.70%), 3.70%, 01/15/29		1,000	993,909
Series 2016-6A, Class ER, (LIBOR USD 3 Month + 6.40%), 8.40%, 01/15/29		2,000	1,940,086
TICP CLO VII Ltd., Series 2017-7A, Class E, (LIBOR USD 3 Month + 6.51%), 8.51%, 07/15/29(a)(b)		6,830	6,663,129
TICP CLO X Ltd., Series 2018-10A, Class E, (LIBOR USD 3 Month + 5.50%), 7.47%, 04/20/31(a)(b)		500	463,463
TICP CLO XII Ltd., Series 2018-12A, Class E, (LIBOR USD 3 Month + 5.50%), 7.50%, 01/15/31(a)(b)		1,250	1,204,064
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (LIBOR USD 3 Month + 2.65%), 4.62%, 10/20/28(a)(b)		7,560	7,392,098
TRESTLES CLO II Ltd., Series 2018-2A, Class D, (LIBOR USD 3 Month + 5.75%), 7.69%, 07/25/31(a)(b)		3,860	3,702,902

TRESTLES CLO Ltd.(a)(b):
Series 2017-1A, Class A1A, (LIBOR USD 3 Month + 1.29%), 3.23%, 07/25/29		17,950	18,014,807
Series 2017-1A, Class B, (LIBOR USD 3 Month + 2.55%), 4.49%, 07/25/29		3,127	3,088,398
Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.65%), 5.59%, 07/25/29		750	745,154
Triaxx Prime CDO Ltd., Series 2006-1A, Class A2, (LIBOR USD 3 Month + 0.45%), 2.59%, 03/03/39(a)(b)		50,060	3,017,967

Security	Par (000)		Value

Cayman Islands (continued)
Trinitas CLO II Ltd., Series 2014-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 3.18%, 07/15/26(a)(b)	USD	913	$913,711
Venture XXIV CLO Ltd., Series 2016-24A, Class AR, (LIBOR USD 3 Month + 1.18%), 3.15%, 10/20/28(a)(b)		5,250	5,243,446
Voya CLO Ltd.(a)(b):
Series 2015-2A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.43%, 07/23/27		750	741,995
Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.13%), 3.13%, 10/15/30		3,500	3,490,894
Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.17%), 3.17%, 04/15/29		22,100	22,067,626
West CLO Ltd., Series 2013-1A, Class C, (LIBOR USD 3 Month + 3.65%), 5.54%, 11/07/25(a)(b)		1,025	1,028,022
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.25%), 5.22%, 07/20/28(a)(b)		2,565	2,561,355
York CLO-3 Ltd.(a)(b):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.22%, 10/20/29(b)		6,540	6,542,237
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 3.72%, 10/20/29(b)		15,455	15,350,050
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 5.57%, 10/20/29(b)		10,528	10,550,898
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 6.40%), 8.37%, 10/20/29(b)		7,052	6,841,770
Series 2016-1A, Class FR, (LIBOR USD 3 Month + 7.25%), 9.22%, 10/20/29(b)		2,917	2,580,264
Series 2016-1A, Class SUB, 0.00%, 10/20/29(c)		9,100	5,436,305
York CLO-4 Ltd(a):
Series 2016-2A, Class A, (LIBOR USD 3 Month + 1.63%), 3.60%, 01/20/30(b)		1,885	1,885,588
Series 2016-2A, Class D, (LIBOR USD 3 Month + 4.10%), 6.07%, 01/20/30(b)		5,890	5,883,320
Series 2016-2A, Class E, (LIBOR USD 3 Month + 6.94%), 8.91%, 01/20/30(b)		6,180	6,198,693
Series 2016-2A, Class SUB, 0.00%, 01/20/30(c)		11,990	6,805,560

			2,232,486,921

France — 0.0%(b)
FCT Autonoria:
Series 2019-1, Class C, (EURIBOR 1 Month + 1.20%), 0.75%, 09/25/35	EUR	900	1,010,958
Series 2019-1, Class D, (EURIBOR 1 Month + 1.60%), 1.15%, 09/25/35		600	674,523
Series 2019-1, Class E, (EURIBOR 1 Month + 2.70%), 2.25%, 09/25/35		900	1,012,635

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

France (continued)
Series 2019-1, Class F, (EURIBOR 1 Month + 3.70%), 3.24%, 09/25/35	EUR	500	$563,037
FCT Noria:
Series 2018-1, Class D, (EURIBOR 1 Month + 1.50%), 1.05%, 06/25/38		1,270	1,434,167
Series 2018-1, Class E, (EURIBOR 1 Month + 2.65%), 2.20%, 06/25/38		1,345	1,519,817

			6,215,137

Germany — 0.0%
Red & Black Auto Germany UG(b):
Series 6, Class C, (EURIBOR 1 Month + 1.40%), 0.93%, 10/15/28		200	224,492
Series 6, Class D, (EURIBOR 1 Month + 2.25%), 1.78%, 10/15/28		200	224,541

			449,033

Ireland — 0.2%
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(b)		2,480	2,736,750
Aqueduct European CLO DAC(b):
Series 2017-2X, Class B1, (EURIBOR 3 Month + 1.20%), 1.20%, 10/15/30		2,518	2,805,319
Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30		534	554,315
Aurium CLO II DAC, Series 2X, Class ER, (EURIBOR 3 Month + 5.10%), 5.10%, 10/13/29(b)		450	494,503
Avoca CLO XV DAC:
Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(b)		2,610	2,602,619
Series 15X, Class FR, (EURIBOR 3 Month + 5.84%), 5.84%, 04/15/31(b)		1,760	1,689,750
Series 15X, Class M1, 0.00%, 04/15/31(c)		3,100	2,467,627
Avoca CLO XVIII DAC(b):
Series 18X, Class B1, (EURIBOR 3 Month + 1.25%), 1.25%, 04/15/31		5,800	6,376,334
Series 18X, Class E, (EURIBOR 3 Month + 4.60%), 4.60%, 04/15/31		2,300	2,413,568
Avoca CLO XX DAC, Series 20X, Class E, (EURIBOR 3 Month + 5.75%), 5.75%, 07/15/32(b)		783	855,321
Bilbao CLO I DAC(b):
Series 1X, Class A2A, (EURIBOR 3 Month + 1.30%), 1.30%, 07/20/31		4,300	4,761,327
Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.73%, 07/20/31		1,400	1,423,828
CIFC European Funding CLO I DAC, Series 1X, Class E, (EURIBOR 3 Month + 5.86%), 5.86%, 07/15/32(b)		1,378	1,505,253
CVC Cordatus Loan Fund IV Ltd., Series 4X, Class SUB, 0.00%, 04/22/30(c)		10,200	6,311,055
CVC Cordatus Loan Fund VI DAC:
Series 6X, Class ER, (EURIBOR 3 Month + 4.51%), 4.51%, 04/15/32(b)		1,340	1,366,369

Security	Par (000)		Value

Ireland (continued)
Series 6X, Class SUB, 0.00%, 04/15/32(c)	EUR	2,925	$1,755,767
CVC Cordatus Loan Fund XV DAC, Series 15X, Class E, (EURIBOR 3 Month + 5.78%), 5.78%, 08/26/32(b)		2,050	2,212,564
Euro-Galaxy VII CLO DAC, Series 2019-7X, Class A1, (EURIBOR 3 Month + 1.14%), 1.14%, 04/25/32(b)		2,975	3,341,587
Harvest CLO XVI DAC, Series 16X, Class ER, (EURIBOR 3 Month + 5.57%), 5.57%, 10/15/31(b)		880	955,984
Harvest CLO XXII DAC, Series 22X, Class E, (EURIBOR 3 Month + 6.11%), 6.11%, 01/15/32(b)		2,000	2,195,740
Invesco Euro CLO I DAC, Series 1X, Class B, (EURIBOR 3 Month + 1.85%), 1.85%, 07/15/31(b)		2,860	3,215,703
Invesco Euro CLO III DAC, Series 3X, Class F, (EURIBOR 3 Month + 8.07%), 8.07%, 07/15/32(b)		1,100	1,187,728
Madison Park Euro Funding X DAC, Series 10X, Class M, 0.00%, 10/25/30(C)		600	482,777
Madison Park Euro Funding XI DAC, Series 11X, Class C, (EURIBOR 3 Month + 1.85%), 1.85%, 02/15/31(b)		1,350	1,487,080
Man GLG Euro CLO IV DAC, Series 4X, Class B1, (EURIBOR 3 Month + 1.05%), 1.05%, 05/15/31(b)		3,581	3,879,168
OCP Euro CLO DAC(b):
Series 2017-2X, Class B, (EURIBOR 3 Month + 1.35%), 1.35%, 01/15/32		1,500	1,653,661
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32		897	983,196
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		600	594,522
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(b)		862	907,177
Providus CLO III DAC, Series 3X, Class E, (EURIBOR 3 Month + 5.78%), 5.78%, 07/20/32(b)		1,600	1,738,488
Sound Point Euro CLO II Funding DAC, Series 2X, Class X, (EURIBOR 3 Month + 0.50%), 0.50%, 10/26/32(b)		1,500	1,683,244
Voya Euro CLO I DAC(b):
Series lX, CIass A, (EURIBOR 3 Month + 0.75%), 0.75%, 10/15/30		3,420	3,827,840
Series lX, CIass SUB, (EURIBOR 3 Month + 0.00%), 0.00%, 10/15/30		1,749	1,786,699

			72,252,863

Italy — 0.0%
Brignole Co. SRL, Series 2019-1, Class C, (EURIBOR 1 Month + 2.90%), 2.45%, 07/24/34(b)		225	253,068

Luxembourg — 0.0%(b)
E-Carat SA:
Series 10FR, Class C, (EURIBOR 1 Month + 1.10%), 0.64%, 12/20/28		400	448,883
Series 10FR, Class D, (EURIBOR 1 Month + 1.50%), 1.04%, 12/20/28		200	224,565

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Luxembourg (continued)
Silver Arrow SA Compartment:
Series 10, Class C, (EURIBOR 1 Month + 1.35%), 0.88%, 03/15/27	EUR	300	$337,875
Series 10, Class D, (EURIBOR 1 Month + 2.60%), 2.13%, 03/15/27		300	343,179

			1,354,502

Netherlands — 0.1%
ALME Loan Funding V BV, Series 5X, Class B1R, (EURIBOR 3 Month + 1.60%), 1.60%, 07/15/31(b)		2,900	3,267,921
Avoca CLO XIV DAC:
Series 14X, Class ER, (EURIBOR 3 Month + 4.70%), 4.70%, 01/12/31(b)		2,240	2,379,835
Series 14X, Class FR, (EURIBOR 3 Month + 6.35%), 6.35%, 01/12/31(b)		1,100	1,073,807
Series 14X, Class SUB, 0.00%, 01/12/31(b)		4,510	3,457,073
Cairn CLO IX BV(b):
Series 2018-9X, Class B1, (EURIBOR 3 Month + 1.00%), 1.00%, 03/21/32		2,600	2,890,042
Series 2018-9X, Class E, (EURIBOR 3 Month + 4.13%), 4.13%, 04/25/32		1,240	1,219,791
Dryden 46 Euro CLO BV, Series 2016-46X, Class E, (EURIBOR 3 Month + 5.75%), 5.75%, 01/15/30(b)		780	858,329
Dryden 56 Euro CLO BV, Series 2017-56X, Class E, (EURIBOR 3 Month + 4.72%), 4.72%, 01/15/32(b)		1,225	1,249,957
Halcyon Loan Advisors European Funding, Series 2018-1X, Class B1, (EURIBOR 3 Month + 1.48%), 1.48%, 10/18/31(b)		2,600	2,890,046
OZLME III DAC:
Series 3X, Class E, (EURIBOR 3 Month + 4.80%), 4.80%, 08/24/30(b)		1,000	1,067,962
Series 3X, Class SUB, 0.00%, 08/24/30(C)		3,000	2,495,154
OZLME IV DAC, Series 4X, Class B, (EURIBOR 3 Month + 1.35%), 1.35%, 07/27/32(b)		2,890	3,182,898
Tikehau CLO V BV, Series 5X, Class E, (EURIBOR 3 Month + 5.82%), 5.82%, 04/15/32(b)		1,093	1,195,216

			27,228,031

Portugal — 0.1%
TAGUS - Sociedade de Titularizacao de
Creditos SA:
Series 4, Class SNR, 2.42%, 02/12/21		5,919	6,715,761
Series 5, Class SEN, 0.85%, 02/12/22		14,752	16,646,904
Series 7, 0.70%, 02/12/24		13,112	14,695,346

			38,058,011

Security	Par (000)		Value

United Kingdom — 0.1%
Greene King Finance plc, Series B1, 5.70%, 12/15/34(e)	GBP	1,700	$2,022,895
Motor plc:
Series 2016-1, Class C, 3.75%, 11/25/25		6,720	8,975,834
Series 2016-1, Class D, 4.25%, 11/25/25		1,325	1,766,905
Series 2016-1, Class E, 5.25%, 11/25/25		1,112	1,485,139
Newday Funding plc(b):
Series 2017-1, Class C, (LIBOR GBP 1 Month + 1.90%), 2.61%, 07/15/25		3,800	5,039,988
Series 2017-1, Class D, (LIBOR GBP 1 Month + 2.25%), 2.96%, 07/15/25		3,900	5,172,289
PCL Funding II plc(b):
Series 2017-1, Class B, (LIBOR GBP 1 Month + 1.75%), 2.46%, 06/15/22		904	1,198,244
Series 2017-1, Class C, (LIBOR GBP 1 Month + 2.25%), 2.96%, 06/15/22		556	734,837
PCL Funding lll plc(b):
Series 2017-2, Class B, (LIBOR GBP 1 Month + 1.40%), 2.11%, 06/15/23		821	1,081,296
Series 2017-2, Class C, (LIBOR GBP 1 Month + 1.85%), 2.56%, 06/15/23		635	825,140
Trafford Centre Finance Ltd. (The), Series B2,(LIBOR GBP 3 Month + 0.83%), 1.63%, 07/28/35(b)		3,400	4,210,933
Turbo Finance 8 plc, Series 8, Class C, (LIBOR GBP 1 Month + 1.95%), 2.65%, 02/20/26(b)		1,275	1,690,385
Unique Pub Finance Co. plc (The), Series A4, 5.66%, 06/30/27		7,744	11,754,965

			45,958,850

United States — 6.6%
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, (LIBOR USD 1 Month + 0.34%), 2.13%, 04/25/36(b)	USD	14,870	8,141,402
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, (LIBOR USD 1 Month + 0.13%), 1.92%, 05/25/37(b)		8,098	2,163,114
ACE Securities Manufactured Housing Loan Trust, Series 2003-MH1, Class B2, 0.00%, 08/15/30(a)(d)		4,541	3,591,501
Ajax Mortgage Loan Trust:
Series 2017-D, Class A, 3.75%, 12/25/57(a)		25,314	26,050,015
Series 2017-D, Class B, 0.00%, 12/25/57(a)(c)(d)		4,536	2,038,449
Series 2018-A, Class A, 3.85%, 04/25/58(a)(d)		26,480	26,448,027
Series 2018-A, Class B, 0.00%, 04/25/58(a)(d)		7,218	4,185,572
Series 2018-B, Class A, 3.75%, 02/26/57(a)(d)		14,132	14,129,124
Series 2018-B, Class B, 0.00%, 02/26/57(a)(d)		7,864	2,198,911
Series 2018-D, Class A, 3.75%, 08/25/58(a)(c)(d)		30,444	30,644,449

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Series 2018-D, Class B, 0.00%, 08/25/58(a)(c)(d)	USD	7,877	$4,405,369
Series 2018-E, Class A, 4.38%, 06/25/58(a)(c)		12,776	12,942,581
Series 2018-E, Class B, 5.25%, 06/25/58(a)(c)(d)		2,263	2,276,352
Series 2018-E, Class C, 0.00%, 06/25/58(a)(c)(d)		5,835	1,753,486
Series 2018-F, Class A, 4.38%, 11/25/58(a)(c)(d)		43,587	43,939,605
Series 2018-F, Class B, 5.25%, 11/25/58(a)(c)(d)		6,598	6,540,116
Series 2018-F, Class C, 0.00%, 11/25/58(a)(d)		15,780	7,685,074
Series 2018-G, Class A, 4.38%, 06/25/57(a)(c)(d)		37,346	37,476,797
Series 2018-G, Class B, 5.25%, 06/25/57(a)(c)(d)		5,510	5,420,022
Series 2018-G, Class C, 5.25%, 06/25/57(a)(d)		14,230	13,394,942
Series 2019-A, Class A, 3.75%, 08/25/57(a)(c)		35,327	35,484,914
Series 2019-A, Class B, 5.25%, 08/25/57(a)(c)(d)		4,203	4,123,522
Series 2019-A, Class C, 0.00%, 08/25/57(a)(d)		10,566	8,309,445
Series 2019-B, Class A, 3.75%, 01/25/59(a)(c)		60,087	60,251,694
Series 2019-B, Class B, 5.25%, 01/25/59(a)(c)(d)		6,949	6,822,634
Series 2019-B, Class C, 0.00%, 01/25/59(a)(d)		17,828	14,552,736
Series 2019-C, Class A, 3.95%, 10/25/58(a)(c)		16,538	16,873,585
Series 2019-E, Class A, 3.00%, 09/25/59(a)(e)		56,843	56,264,720
Series 2019-E, Class B, 4.88%, 09/25/59(a)(e)		5,540	5,499,647
Series 2019-E, Class C, 0.00%, 10/30/59(d)(f)		14,280	6,475,980
Series 2019-G, Class A, 3.00%, 09/25/59(a)(e)		30,584	30,289,213
Series 2019-G, Class B, 4.25%, 09/25/59(a)(e)		4,280	4,176,713
Series 2019-G, Class C, 0.00%, 09/25/59(a)		10,984	8,895,435
ALM VII R-2 Ltd., Series 2013-7R2A, Class CR2, (LIBOR USD 3 Month + 3.00%), 4.99%, 10/15/27(a)(b)		1,750	1,719,050
ALM XVII Ltd.(a)(b):
Series 2015-17A, Class A1AR, (LIBOR USD 3 Month + 0.93%), 2.93%, 01/15/28		250	250,034
Series 2015-17A, Class BR, (LIBOR USD 3 Month + 2.10%), 4.10%, 01/15/28		2,350	2,334,940
Series 2015-17A, Class CR, (LIBOR USD 3 Month + 2.80%), 4.80%, 01/15/28		2,530	2,474,418
American Homes 4 Rent Trust(a):
Series 2014-SFR2, Class E, 6.23%, 10/17/36		8,624	9,589,956
Series 2015-SFR1, Class XS, 0.00%, 04/17/52(c)		23,031	230

Security	Par (000)		Value

United States (continued)
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.48%), 2.27%, 05/25/35(b)	USD	8,419	$8,005,818
B2R Mortgage Trust(a):
Series 2015-2, Class A, 3.34%, 11/15/48		1,190	1,193,735
Series 2015-2, Class XA, 2.42%, 11/15/48(c)		14,362	189,860
BankAmerica Manufactured Housing Contract Trust(c):
Series 1997-2, Class B1, 7.07%, 02/10/22		4,500	3,050,044
Series 1998-2, Class B1, 7.56%, 12/10/25		8,475	4,751,316
Bayview Financial Revolving Asset Trust(a)(b):
Series 2004-B, Class A1, (LIBOR USD 1 Month + 1.00%), 2.80%, 05/28/39		26,816	24,876,743
Series 2004-B, Class A2, (LIBOR USD 1 Month + 1.30%), 3.10%, 05/28/39		1,486	1,254,153
Series 2005-A, Class A1, (LIBOR USD 1 Month + 1.00%), 2.80%, 02/28/40		6,679	6,469,893
Series 2005-E, Class A1, (LIBOR USD 1 Month + 1.00%), 2.80%, 12/28/40		3,014	2,989,249
BCMSC Trust(c):
Series 2000-A, Class A2, 7.58%, 06/15/30		7,777	2,510,084
Series 2000-A, Class A3, 7.83%, 06/15/30		7,219	2,408,619
Series 2000-A, Class A4, 8.29%, 06/15/30		5,207	1,839,300
Bear Stearns Asset-Backed Securities I Trust(b):
Series 2004-HE7, Class M2, (LIBOR USD 1 Month + 1.73%), 3.52%, 08/25/34		630	630,447
Series 2006-HE1, Class 1M4, (LIBOR USD 1 Month + 0.68%), 2.47%, 12/25/35		4,531	6,046,435
Series 2006-HE7, Class 1A2, (LIBOR USD 1 Month + 0.17%), 1.96%, 09/25/36		5,657	6,847,149
Series 2007-FS1, Class 1A3, (LIBOR USD 1 Month + 0.17%), 1.96%, 05/25/35		4,750	5,179,583
Series 2007-HE1, Class 21A2, (LIBOR USD 1 Month + 0.16%), 1.95%, 01/25/37		2,742	2,714,320
Series 2007-HE2, Class 1A4, (LIBOR USD 1 Month + 0.32%), 2.11%, 03/25/37		2,773	2,181,128
Series 2007-HE2, Class 22A, (LIBOR USD 1 Month + 0.14%), 1.93%, 03/25/37		4,242	4,208,652
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 1.93%, 03/25/37		7,251	7,727,219
Series 2007-HE3, Class 1A3, (LIBOR USD 1 Month + 0.25%), 2.04%, 04/25/37		2,917	3,199,567

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Series 2007-HE3, Class 1A4, (LIBOR USD 1 Month + 0.35%), 2.14%, 04/25/37	USD	18,465	$16,995,043
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 2.99%, 01/25/36(b)		355	354,027
Carrington Mortgage Loan Trust(b):
Series 2006-FRE1, Class A4, (LIBOR USD 1 Month + 0.25%), 2.04%, 04/25/36		9,244	7,927,355
Series 2006-NC1, Class M2, (LIBOR USD 1 Month + 0.42%), 2.21%, 01/25/36		1,620	1,343,371
Series 2006-NC3, Class A4, (LIBOR USD 1 Month + 0.24%), 2.03%, 08/25/36		9,267	7,299,270
Series 2006-NC4, Class A3, (LIBOR USD 1 Month + 0.16%), 1.95%, 10/25/36		2,857	2,650,957
Series 2006-NC5, Class A3, (LIBOR USD 1 Month + 0.15%), 1.94%, 01/25/37		1,372	1,102,559
Series 2007-RFC1, Class A4, (LIBOR USD 1 Month + 0.22%), 2.01%, 10/25/36		5,940	5,005,930
Cascade MH Asset Trust, Series 2019- MH1, Class A, 4.00%, 11/25/44(a)(c)		25,544	25,542,808
C-BASS Trust, Series 2006-CB7, Class A4, (LIBOR USD 1 Month + 0.16%), 1.95%, 10/25/36(b)		1,785	1,357,182
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.06%, 06/25/37(e)		7,650	7,441,507
Citigroup Mortgage Loan Trust(b):
Series 2007-AHL2, Class A3B, (LIBOR USD 1 Month + 0.20%), 1.99%, 05/25/37		18,293	13,304,650
Series 2007-AHL2, Class A3C, (LIBOR USD 1 Month + 0.27%), 2.06%, 05/25/37		8,310	6,099,561
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class M3, (LIBOR USD 1 Month + 0.32%), 2.11%, 11/25/36(b)		7,880	7,010,062
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.55%, 12/05/22(a)(c)		66,071	66,835,930
Conseco Finance Corp.:
Series 1996-10, Class B1, 7.24%, 11/15/28(c)		3,582	3,584,135
Series 1997-3, Class M1, 7.53%, 03/15/28(c)		5,395	5,400,356
Series 1997-6, Class M1, 7.21%, 01/15/29(c)		4,055	4,109,537
Series 1998-4, Class M1, 6.83%, 04/01/30(c)		983	904,512
Series 1998-6, Class M1, 6.63%, 06/01/30(c)		2,951	2,812,704
Series 1998-8, Class A1, 6.28%, 09/01/30		2,893	3,044,859
Series 1998-8, Class M1, 6.98%, 09/01/30(c)		7,249	6,461,858
Series 1999-5, Class A5, 7.86%, 03/01/30(c)		3,123	2,063,256

Security		Par (000)	Value

United States (continued)
Series 1999-5, Class A6, 7.50%, 03/01/30(c)	USD	3,350	$2,135,382
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(c)		4,609	1,882,560
Series 2000-4, Class A5, 7.97%, 05/01/32		16,302	6,447,696
Series 2000-4, Class A6, 8.31%, 05/01/32(c)		5,757	2,373,971
Series 2000-5, Class A6, 7.96%, 05/01/31		6,727	3,527,579
Series 2000-5, Class A7, 8.20%, 05/01/31		12,249	6,609,020
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A4, 6.59%, 01/25/29(e)		1,177	1,305,572
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30(a)		5,390	5,221,517
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.32%, 12/25/36(e)		1,362	1,247,384
Series 2006-MH1, Class B1, 6.25%, 10/25/36(a)(e)		2,397	2,453,503
Series 2006-SL1, Class A2, 6.06%, 09/25/36(a)(e)		13,226	1,753,500
Series 2007-CB6, Class A4, (LIBOR USD 1 Month + 0.34%), 2.13%, 07/25/37(a)(b)		2,120	1,429,965
CWABS Asset-Backed Certificates Trust:
Series 2005-16, Class 1AF, 4.73%, 04/25/36(c)		9,716	9,591,254
Series 2005-16, Class 2AF3, 4.47%, 05/25/36(c)		1,942	1,968,253
Series 2005-17, Class 1AF4, 6.05%, 05/25/36(e)		7,394	7,450,487
Series 2006-11, Class 3AV2, (LIBOR USD 1 Month + 0.16%), 1.95%, 09/25/46(b)		720	709,714
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (LIBOR USD 1 Month + 0.27%), 2.01%, 03/15/34(b)		679	649,841
CWHEQ Home Equity Loan Trust:
Series 2006-S2, Class A3, 5.84%, 07/25/27		52	340,297
Series 2006-S5, Class A5, 6.16%, 06/25/35		2,045	2,245,154
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES,Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 2.04%, 12/15/33		67	63,926
Series 2006-RES, Class 5B1A, (LIBOR USD 1 Month + 0.19%), 1.93%, 05/15/35		959	909,530
Series 2006-RES, Class 5B1B, (LIBOR USD 1 Month + 0.19%), 1.93%, 05/15/35(d)		681	657,231

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
CWHEQ Revolving Home Equity Loan Trust(b):
Series 2005-B, Class 2A, (LIBOR USD 1 Month + 0.18%), 1.92%, 05/15/35	USD	2,075	$2,014,473
Series 2006-C, Class 2A, (LIBOR USD 1 Month + 0.18%), 1.92%, 05/15/36		7,905	7,749,657
Series 2006-H, Class 1A, (LIBOR USD 1 Month + 0.15%), 1.89%, 11/15/36		4,648	3,978,424
Dorchester Park CLO DAC(a)(b):
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 3.42%, 04/20/28		4,243	4,204,736
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.75%), 3.72%, 04/20/28		1,860	1,831,676
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/38(a)(c)		20,408	20,790,160
FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 02/18/31(a)		20,073	20,158,194
Finance of America Structured Securities Trust, Series 2018-HB1, Class M5, 6.00%, 09/25/28(a)(c)(d)		3,915	3,888,378
First Franklin Mortgage Loan Trust(b):
Series 2004-FFH3, Class M3, (LIBOR USD 1 Month + 1.05%), 2.84%, 10/25/34		2,818	2,635,244
Series 2006-FF13, Class A1, (LIBOR USD 1 Month + 0.12%), 1.91%, 10/25/36		6,045	4,845,034
Series 2006-FF16, Class 2A4, (LIBOR USD 1 Month + 0.21%), 2.00%, 12/25/36		6,752	3,918,177
Fremont Home Loan Trust(b):
Series 2006-3, Class 1A1, (LIBOR USD 1 Month + 0.14%), 1.93%, 02/25/37		17,739	13,292,515
Series 2006-3, Class 2A3, (LIBOR USD 1 Month + 0.17%), 1.96%, 02/25/37		6,866	3,379,380
GAM Resecuritization Trust, Series 2018-B, Class A1, (US Prime Rate-2.00%), 2.75%, 08/27/51(a)(b)		15,002	14,561,991
GE-WMC Asset-Backed Pass-Through Certificates(b):
Series 2005-2, Class A2C, (LIBOR USD 1 Month + 0.25%), 2.04%, 12/25/35		1,061	1,054,422
Series 2005-2, Class M1, (LIBOR USD 1 Month + 0.44%), 2.23%, 12/25/35		13,215	11,219,969
Greenpoint Manufactured Housing(c):
Series 1999-5, Class M1B, 8.29%, 12/15/29		3,550	3,760,307
Series 1999-5, Class M2, 9.23%, 12/15/29		3,801	3,208,447
GSAA Home Equity Trust:
Series 2005-14, Class 1A2, (LIBOR USD 1 Month + 0.35%), 2.14%, 12/25/35(b)		1,962	833,004
Series 2006-4, Class 1A1, 3.87%, 03/25/36(c)		6,435	5,531,749

Security		Par (000)	Value

United States (continued)
Series 2007-2, Class AF3, 5.92%, 03/25/37(c)	USD	1,635	$520,464
GSAMP Trust(b):
Series 2006-FM3, Class A1, (LIBOR USD 1 Month + 0.14%), 1.93%, 11/25/36		12,624	7,701,034
Series 2007-H1, Class A1B, (LIBOR USD 1 Month + 0.20%), 1.99%, 01/25/47		4,105	2,472,293
Series 2007-HS1, Class M6, (LIBOR USD 1 Month + 2.25%), 4.04%, 02/25/47		3,414	3,536,752
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 1.94%, 05/25/37(b)		6,615	5,522,706
Home Equity Mortgage Loan Asset- Backed Trust(b):
Series 2004-A, Class M2, (LIBOR USD 1 Month + 2.03%), 3.82%, 07/25/34		1,834	1,839,271
Series 2007-A, Class 2A2, (LIBOR USD 1 Month + 0.19%), 1.98%, 04/25/37		5,444	3,960,624
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(e)		10,214	2,918,868
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (LIBOR USD 1 Month + 0.72%), 2.46%, 04/15/36(b)		4,670	4,290,292
Invitation Homes Trust(a)(b):
Series 2018-SFR1, Class E, (LIBOR USD 1 Month + 2.00%), 3.74%, 03/17/37		1,084	1,084,745
Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 2.74%, 07/17/37		7,503	7,504,978
Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 3.74%, 07/17/37		6,617	6,637,320
Irwin Home Equity Loan Trust(a):
Series 2006-3, Class 2A3, 6.53%, 09/25/37(e)		1,460	1,448,747
Series 2006-P1, Class 1A, (LIBOR USD 1 Month + 0.28%), 2.07%, 12/25/36(b)		240	229,942
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, (LIBOR USD 1 Month + 0.27%), 2.06%, 05/25/36(b)		3,380	3,242,133
Legacy Mortgage Asset Trust(a):
Series 2019-GS2, Class A1, 3.75%, 01/25/59(e)		6,176	6,233,191
Series 2019-SL1, Class A, 4.00%, 12/28/54(c)		22,471	22,641,856
Series 2019-SL2, Class A, 3.38%, 02/25/59(c)(d)		21,596	21,706,026
Series 2019-SL2, Class B, 0.00%, 02/25/59(d)		5,645	434,701
Series 2019-SL2, Class M, 4.25%, 02/25/59(c)(d)		4,695	3,588,388
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 04/15/40(c)		18,636	19,995,184

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Series 2002-A, Class C, 0.00%, 06/15/33	USD	1,141	$990,090
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (LIBOR USD 1 Month + 0.09%), 1.88%, 06/25/37(a)(b)		1,375	988,533
Lendmark Funding Trust(a):
Series 2018-1A, Class A, 3.81%, 12/21/26		12,523	12,688,113
Series 2018-2A, Class A, 4.23%, 04/20/27		11,275	11,591,264
Series 2019-2A, Class A, 2.78%, 04/20/28		29,055	28,957,058
Series 2019-2A, Class B, 3.22%, 04/20/28		6,150	6,114,809
Series 2019-2A, Class C, 3.72%, 04/20/28		7,820	7,775,739
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(d)		12,411	12,368,358
Long Beach Mortgage Loan Trust(b):
Series 2006-2, Class 1A, (LIBOR USD 1 Month + 0.18%), 1.97%, 03/25/46		17,101	13,735,825
Series 2006-4, Class 2A3, (LIBOR USD 1 Month + 0.16%), 1.95%, 05/25/36		27,643	12,636,543
Series 2006-4, Class 2A4, (LIBOR USD 1 Month + 0.26%), 2.05%, 05/25/36		6,388	3,002,499
Series 2006-5, Class 2A3, (LIBOR USD 1 Month + 0.15%), 1.94%, 06/25/36		10,573	5,617,951
Series 2006-7, Class 2A3, (LIBOR USD 1 Month + 0.16%), 1.95%, 08/25/36		17,486	9,577,641
Series 2006-9, Class 2A2, (LIBOR USD 1 Month + 0.11%), 1.90%, 10/25/36		4,164	1,722,661
Series 2006-9, Class 2A3, (LIBOR USD 1 Month + 0.16%), 1.95%, 10/25/36		29,296	12,246,808
Series 2006-9, Class 2A4, (LIBOR USD 1 Month + 0.23%), 2.02%, 10/25/36		5,569	2,361,583
Series 2006-10, Class 2A2, (LIBOR USD 1 Month + 0.11%), 1.90%, 11/25/36		1,552	725,506
Series 2006-10, Class 2A3, (LIBOR USD 1 Month + 0.16%), 1.95%, 11/25/36		15,854	7,478,718
Series 2006-10, Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.01%, 11/25/36		8,490	4,049,066
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (LIBOR USD 1 Month + 3.25%), 5.04%, 03/25/32(b)		4,187	4,249,739
Mariner Finance Issuance Trust(a):
Series 2019-AA, Class A, 2.96%, 07/20/32		33,870	34,045,907
Series 2019-AA, Class B, 3.51%, 07/20/32		5,530	5,539,360
Series 2019-AA, Class C, 4.01%, 07/20/32		4,920	4,929,400

Security		Par (000)	Value

United States (continued)
MASTR Asset-Backed Securities Trust(b):
Series 2006-AM2, Class A4, (LIBOR USD 1 Month + 0.26%), 2.05%, 06/25/36(a)	USD	5,357	$4,742,565
Series 2007-HE1, Class A4, (LIBOR USD 1 Month + 0.28%), 2.07%, 05/25/37		5,000	4,389,756
MASTR Specialized Loan Trust, Series 2006-3, Class A, (LIBOR USD 1 Month + 0.26%), 2.05%, 06/25/46(a)(b)		1,770	1,683,224
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (LIBOR USD 1 Month + 0.24%), 2.03%, 05/25/37(b)		5,244	3,899,087
Merrill Lynch Mortgage Investors Trust(b):
Series 2006-OPT1, Class M1, (LIBOR USD 1 Month + 0.26%), 2.05%, 08/25/37		1,115	590,468
Series 2006-RM3, Class A2B, (LIBOR USD 1 Month + 0.09%), 1.88%, 06/25/37		3,111	909,339
Mill City Solar Loan Ltd.(a):
Series 2019-1A, Class A, 4.34%, 03/20/43		19,621	20,301,750
Series 2019-2GS, Class A, 3.69%, 07/20/43		33,333	33,683,866
Morgan Stanley ABS Capital I, Inc. Trust(b):
Series 2005-HE5, Class M4, (LIBOR USD 1 Month + 0.87%), 2.66%, 09/25/35		10,180	5,839,595
Series 2007-NC1, Class A1, (LIBOR USD 1 Month + 0.13%), 1.92%, 11/25/36		34,986	20,767,629
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, (LIBOR USD 1 Month + 0.32%), 2.35%, 07/25/37(b)		3,187	3,041,404
Mosaic Solar Loan Trust(a):
Series 2018-2GS, Class A, 4.20%, 02/22/44		14,676	15,200,103
Series 2019-1A, Class A, 4.37%, 12/21/43		29,908	31,154,555
Series 2019-2A, Class A, 2.88%, 09/20/40		3,092	3,089,166
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, (LIBOR USD 1 Month + 0.18%), 1.97%, 06/25/37(b)		403	401,844
Navient Private Education Loan Trust(a):
Series 2014-AA, Class B, 3.50%, 08/15/44		14,970	15,143,001
Series 2015-AA, Class B, 3.50%, 12/15/44		10,722	10,878,110
Navient Private Education Refi Loan Trust(a):
Series 2018-DA, Class A2A, 4.00%, 12/15/59		21,270	21,959,097
Series 2019-D, Class A2A, 3.01%, 12/15/59		7,400	7,477,770
Series 2019-D, Class A2B, (LIBOR USD 1 Month + 1.05%), 2.79%, 12/15/59(b)		21,760	21,725,765

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Series 2019-FA, Class A2, 2.60%, 08/15/68	USD	14,780	$14,753,186
Navient Student Loan Trust, Series 2019-BA, Class A2A, 3.39%, 12/15/59(a)		19,210	19,723,948
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006- S5, Class A1, (LIBOR USD 1 Month + 0.40%), 2.19%, 10/25/36(a)(b)		420	393,812
Oakwood Mortgage Investors, Inc.(c):
Series 2001-D, Class A2, 5.26%, 01/15/19		2,362	1,685,543
Series 2001-D, Class A4, 6.93%, 09/15/31		1,931	1,577,861
OneMain Financial Issuance Trust(a):
Series 2019-1A, Class B, 3.79%, 02/14/31		8,900	9,106,731
Series 2019-2A, Class A, 3.14%, 10/14/36		38,170	37,883,729
Option One Mortgage Loan Trust:
Series 2006-3, Class 1A1, (LIBOR USD 1 Month + 0.14%), 1.93%, 02/25/37(b)		2,331	1,770,880
Series 2007-CP1, Class 2A3, (LIBOR USD 1 Month + 0.21%), 2.00%, 03/25/37(b)		6,755	4,724,152
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(e)		7,732	7,422,056
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		19,088	18,854,267
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(e)		31,720	31,944,326
Origen Manufactured Housing Contract Trust:
Series 2001-A, Class M1, 7.82%, 03/15/32(c)		4,609	4,621,461
Series 2007-B, Class A1, (LIBOR USD 1 Month + 1.20%), 2.94%, 10/15/37(a)(b)(d)		5,465	5,449,658
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(e)		5,324	5,107,763
Progress Residential Trust(a):
Series 2015-SFR3, Class F, 6.64%, 11/12/32		2,110	2,107,406
Series 2017-SFR1, Class A, 2.77%, 08/17/34		7,014	7,022,571
Series 2018-SFR1, Class F, 4.78%, 03/17/35		4,287	4,364,691
Series 2018-SFR2, Class F, 4.95%, 08/17/35		2,873	2,926,979
Regional Management Issuance Trust, Series 2019-1, Class A, 3.05%, 11/15/28(a)		25,860	25,883,644
Republic Finance Issuance Trust, Series 2019-A, Class A, 3.43%, 11/22/27(a)		32,070	32,014,836
SACO I Trust, Series 2006-9, Class A1, (LIBOR USD 1 Month + 0.30%), 2.09%, 08/25/36(b)		1,487	1,461,693
Saxon Asset Securities Trust, Series 2007-1, Class M1, (LIBOR USD 1 Month + 0.29%), 2.08%, 01/25/47(b)		3,214	2,563,112

Security		Par (000)	Value

United States (continued)
Securitized Asset-Backed Receivables LLC Trust(b):
Series 2006-WM4, Class A1, (LIBOR USD 1 Month + 0.19%), 1.98%, 11/25/36(a)	USD	7,516	$4,379,619
Series 2006-WM4, Class A2A, (LIBOR USD 1 Month + 0.08%), 1.87%, 11/25/36		3,589	1,331,772
Series 2006-WM4, Class A2C, (LIBOR USD 1 Month + 0.16%), 1.95%, 11/25/36		10,744	4,046,684
Security National Mortgage Loan Trust, Series 2007-1A, Class 2A, (LIBOR USD 1 Month + 0.35%), 2.14%, 04/25/37(a)(b)		1,600	1,583,925
Sesac Finance LLC, Series 2019-1, Class A2, 5.22%, 07/25/49(a)		19,531	20,163,856
SG Mortgage Securities Trust(b):
Series 2006-FRE2, Class A2C, (LIBOR USD 1 Month + 0.16%), 1.95%, 07/25/36		2,598	779,378
Series 2006-OPT2, Class A3D, (LIBOR USD 1 Month + 0.21%), 2.00%, 10/25/36		4,623	3,810,621
SLM Private Credit Student Loan Trust(b):
Series 2004-B, Class A4, (LIBOR USD 3 Month + 0.43%), 2.32%, 09/15/33		3,770	3,612,481
Series 2004-B, Class B, (LIBOR USD 3 Month + 0.47%), 2.36%, 09/15/33		1,800	1,783,666
Series 2005-A, Class A4, (LIBOR USD 3 Month + 0.31%), 2.20%, 12/15/38		12,330	11,955,353
Series 2005-B, Class A4, (LIBOR USD 3 Month + 0.33%), 2.22%, 06/15/39		19,920	19,492,429
Series 2005-B, Class B, (LIBOR USD 3 Month + 0.40%), 2.29%, 06/15/39		9,354	9,261,320
Series 2006-A, Class A5, (LIBOR USD 3 Month + 0.29%), 2.18%, 06/15/39		31,013	30,211,026
Series 2006-B, Class A5, (LIBOR USD 3 Month + 0.27%), 2.16%, 12/15/39		31,331	30,397,763
Series 2006-BW, Class A5, (LIBOR USD 3 Month + 0.20%), 2.09%, 12/15/39		14,338	13,924,343
Series 2007-A, Class A4A, (LIBOR USD 3 Month + 0.24%), 2.13%, 12/16/41		22,109	21,476,688
SMB Private Education Loan Trust(a):
Series 2015-B, Class B, 3.50%, 12/17/40		10,350	10,397,711
Series 2015-C, Class B, 3.50%, 09/15/43		6,210	6,305,383
Series 2019-A, Class A2A, 3.44%, 07/15/36		5,855	5,945,998
Series 2019-B, Class A2A, 2.84%, 06/15/37		26,760	26,864,709
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX, 3.09%, 08/17/48(a)		9,740	9,910,275

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX, 3.59%, 01/25/48(a)	USD	13,930	$14,257,405
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (LIBOR USD 1 Month + 0.80%), 2.59%, 01/25/35(b)		142	138,005
SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.20%, 05/27/36(a)		39,237	39,383,219
Springleaf Funding Trust, Series 2016- AA, Class B, 3.80%, 11/15/29(a)		1,660	1,662,085
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 06/30/54(a)		20,939	21,207,530
Towd Point Mortgage Trust(a)(c):
Series 2019-SJ2, Class A2, 4.25%, 11/25/58		8,100	8,307,376
Series 2019-SJ2, Class M1, 4.50%, 11/25/58		20,440	21,168,970
Tricon American Homes Trust(a):
Series 2017-SFR2, Class F, 5.10%, 01/17/36		5,382	5,563,232
Series 2018-SFR1, Class E, 4.56%, 05/17/37		2,360	2,453,723
Series 2018-SFR1, Class F, 4.96%, 05/17/37		1,630	1,699,458
Velocity Commercial Capital Loan Trust:
Series 2016-2, Class M2, 4.46%, 10/25/46(c)		589	601,597
Series 2017-1, Class M2, (LIBOR USD 1 Month + 0.00%), 4.45%, 05/25/47(a)(b)		1,110	1,120,070
Series 2017-1, Class M3, (LIBOR USD 1 Month + 0.00%), 5.35%, 05/25/47(a)(b)		1,110	1,135,933
Vericrest Opportunity Loan Trust, Series 2019-NPL2, Class A1, 3.97%, 02/25/49(a)(e)		3,530	3,540,294
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 1.92%, 07/25/37(a)(b)		7,003	6,679,543
WaMu Asset-Backed Certificates Trust(b):
Series 2007-HE2, Class 2A3, (LIBOR USD 1 Month + 0.25%), 2.04%, 04/25/37		24,783	12,822,810
Series 2007-HE2, Class 2A4, (LIBOR USD 1 Month + 0.36%), 2.15%, 04/25/37		2,656	1,398,634
Washington Mutual Asset-Backed Certificates Trust(b):
Series 2006-HE4, Class 2A2, (LIBOR USD 1 Month + 0.18%), 1.97%, 09/25/36		16,457	7,546,537
Series 2006-HE5, Class 1A, (LIBOR USD 1 Month + 0.16%), 1.95%, 10/25/36		6,066	4,952,542
Series 2006-HE5, Class 2A2, (LIBOR USD 1 Month + 0.18%), 1.97%, 10/25/36		20,550	10,805,798

Security		Par (000)	Value

United States (continued)
Yale Mortgage Loan Trust, Series 2007-1, Class A, (LIBOR USD 1 Month + 0.40%), 2.19%, 06/25/37(a)(b)	USD	6,678	$2,751,511

			2,228,544,147

Total Asset-Backed Securities — 13.7% (Cost: $4,726,873,797)			4,652,800,563

		Shares

Common Stocks — 2.2%

Canada — 0.0%(g)
Largo Resources Ltd.		1,184,743	903,235
Northern Graphite Corp.		435,208	40,218

			943,453

France — 0.1%
BNP Paribas SA		114,000	6,775,943
Credit Agricole SA		470,000	6,839,134
Renault SA		104,000	4,938,695
TOTAL SA		60,000	3,329,431

			21,883,203

Germany — 0.0%
Bayerische Motoren Werke AG		75,000	6,142,930
Daimler AG (Registered)		84,000	4,643,882

			10,786,812

Hong Kong — 0.0%
WH Group Ltd.(a)		6,244,000	6,456,134

Italy — 0.1%
Enel SpA		165	1,311
Snam SpA		942,000	4,952,849
Telecom Italia SpA		2,391,562	1,464,635
UniCredit SpA		1,875,806	27,418,603

			33,837,398

Netherlands — 0.1%
ABN AMRO Group NV, CVA(a)		300,000	5,467,902
Altice Europe NV(g)		400,000	2,590,201
ING Groep NV		963,400	11,582,392
NXP Semiconductors NV		131,225	16,699,693
Royal Dutch Shell plc, Class A		110,000	3,243,341

			39,583,529

Spain — 0.0%
Telefonica SA		606,505	4,241,353

United Kingdom — 0.1%
Arrow Global Group plc		232,024	787,402
Hut Group (The) (Acquired 12/03/19, Cost $25,994,999)(d)(g)(h)		40,000	26,492,000
New Look Secured Issuer plc(d)(g)		7,785,673	103,129

			27,382,531

United States — 1.8%
Acadia Healthcare Co., Inc.(g)		19,500	647,790
Advanced Micro Devices, Inc.(g)		83,714	3,839,124
Alphabet, Inc., Class A(g)(i)		10,048	13,458,191
Altice USA, Inc., Class A		839,475	22,951,246
Amazon.com, Inc.(g)		4,762	8,799,414
Amgen, Inc.		19,313	4,655,785
Analog Devices, Inc.		22,816	2,711,453
Applied Materials, Inc.		323,870	19,769,025
Bank of America Corp.		1,156,731	40,740,066

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Bristow Group, lnc.(d)(g)	77,154	$2,128,679
Broadcom, Inc.	36,235	11,450,985
Caesars Entertainment Corp.(g)	1,498,480	20,379,328
Century Communities, lnc.(g)	305,594	8,357,996
Chesapeake Energy Corp.(g)	3,405,451	2,811,540
Cisco Systems, Inc.	44,648	2,141,318
Citigroup, Inc.	639,133	51,060,335
Corning, Inc.	102,021	2,969,831
Delta Air Lines, Inc.	384,358	22,477,256
Diamondback Energy, Inc.	120,980	11,234,203
Eldorado Resorts, lnc.(g)	228,682	13,638,594
Everi Holdings, lnc.(g)	186,960	2,510,873
Forestar Group, Inc.(g)	108,149	2,254,907
Gaming and Leisure Properties, Inc.	146,877	6,323,055
Golden Entertainment, Inc.(g)	78,081	1,500,717
HCA Healthcare, Inc.	135,486	20,026,186
Intelsat SA(g)	82,140	577,444
JBS SA	1,027,107	6,587,456
Johnson & Johnson	25,156	3,669,506
JPMorgan Chase & Co.	210,735	29,376,459
Lam Research Corp.	54,219	15,853,636
Lions Gate Entertainment Corp., Class A(g)	488,750	5,210,075
M/l Homes, lnc.(g)	173,566	6,829,822
Marvell Technology Group Ltd.	129,526	3,440,211
MGM Growth Properties LLC, Class A	206,248	6,387,500
Microchip Technology, Inc.	54,607	5,718,445
Micron Technology, Inc.(g)	155,347	8,354,562
Microsoft Corp.	50,187	7,914,490
Morgan Stanley	34,275	1,752,138
NVIDIA Corp.	66,517	15,651,450
Party City Holdco, lnc.(g)	36,577	85,590
PulteGroup, Inc.	458,964	17,807,803
Rattler Midstream LP	497,134	8,844,014
Sciplay Corp., Class A(g)(i)	100,752	1,238,242
Simply Good Foods Co. (The)(g)	355,074	10,133,812
Sunoco LP	425,307	13,014,394
Target Hospitality Corp.(g)(i)	659,535	3,297,675
Taylor Morrison Home Corp., Class A(g)	457,953	10,010,853
Tesla, Inc.(g)(i)	38,502	16,106,542
Texas Instruments, Inc.	135,505	17,383,936
Tyson Foods, Inc., Class A	38,148	3,472,994
Vantage Drilling Co.(g)	1,556,671	15,100
Verizon Communications, Inc.	499,000	30,638,600
VICI Properties, Inc.	233,081	5,955,219
Vistra Energy Corp.	62,507	1,437,036
Walt Disney Co. (The)	129,737	18,763,862
William Lyon Homes, Class A(g)	239,556	4,786,329
Xilinx, Inc.	271,644	26,558,634

		605,711,726

Total Common Stocks — 2.2% (Cost: $660,386,961)		750,826,139

	Par (000)

Corporate Bonds — 27.6%

Argentina — 0.1%
Generacion Mediterranea SA, 9.63%, 07/27/23(a)	19,029	11,780,141
MSU Energy SA, 6.88%, 02/01/25	3,164	1,907,892
Stoneway Capital Corp.: 10.00%, 03/01/27	9,738	6,150,074

Security		Par (000)	Value

Argentina (continued)
10.00%, 03/01/27(a)	USD	22,140	$13,982,525

			33,820,632

Australia — 0.1%
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28		12,000	12,928,920
QBE Insurance Group Ltd., (USD Swap Rate 10 Year + 4.40%), 5.87%, 06/17/46(b)		2,817	3,070,871
Santos Finance Ltd.:
4.13%, 09/14/27		3,281	3,360,606
5.25%, 03/13/29		13,300	14,395,181

			33,755,578

Austria — 0.3%
BAWAG Group AG(b): (EUR Swap Annual 5 Year + 4.42%), 5.00%(j)	EUR	7,000	8,383,474
(EUR Swap Annual 5 Year + 2.30%), 2.38%, 03/26/29		14,400	16,783,008
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 0.38%, 09/03/27		5,000	5,311,530
Erste Group Bank AG(b)(j): (EUR Swap Annual 5 Year + 9.02%), 8.88%		21,800	27,893,557
(EUR Swap Annual 5 Year + 6.20%), 6.50%		2,000	2,605,781
(EUR Swap Annual 5 Year + 4.85%), 5.13%		14,000	17,425,690
Raiffeisen Bank International AG, (EUR Swap Annual 5 Year + 5.95%), 6.12%(b)(j)		14,200	17,223,416

			95,626,456

Belgium — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/29	USD	13,363	15,489,983
House of Finance NV (The), 4.38%, 07/15/26	EUR	2,152	2,479,691
KBC Group NV(b)(j):
(EUR Swap Annual 5 Year + 4.69%), 4.75%		10,600	12,930,397
(EUR Swap Annual 5 Year + 3.59%), 4.25%		4,400	5,089,931
Solvay Finance SA(b)(j):
(EUR Swap Annual 5 Year + 3.70%), 5.42%		6,994	9,041,558
(EUR Swap Annual 5 Year + 5.22%), 5.87%		900	1,192,305
Solvay SA, (EUR Swap Annual 5 Year + 3.92%), 4.25%(b)(j)		1,000	1,244,836

			47,468,701

Brazil — 0.8%
Azul lnvestments LLP, 5.88%, 10/26/24(a)	USD	1,177	1,220,034
Banco Votorantim SA(a):
4.00%, 09/24/22		11,000	11,213,125
4.50%, 09/24/24		9,600	9,876,000
BRF GmbH, 4.35%, 09/29/26(a)		11,000	11,326,562
Eldorado Intl. Finance GmbH, 8.63%, 06/16/21(a)		5,000	5,220,313
Gol Finance, Inc., 7.00%, 01/31/25(a)		6,702	6,903,060

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Brazil (continued)
Itau Unibanco Holding SA(a)(b)(j):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.98%), 6.13%	USD	7,819	$8,168,412
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 6.50%		4,821	5,098,207
Klabin Finance SA, 4.88%, 09/19/27(a)		16,379	17,003,449
Marfrig Holdings Europe BV, 8.00%, 06/08/23(a)		8,000	8,335,000
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(a)		3,800	3,777,639
Odebrecht Offshore Drilling Finance Ltd.(a):
6.72%, 12/01/22		5,255	5,146,437
6.72%, (6.72% Cash or 7.72% PIK), 12/01/26(k)		207	48,547
Odebrecht Oil & Gas Finance Ltd., 0 00%(a)(f)(j)		1,010	7,572
Oi SA, 10.00%, (10.00% Cash or 4.00% PIK), 07/27/25(k)		21,275	19,160,797
Petrobras Global Finance BV:
8.75%, 05/23/26		13,505	17,347,173
7.38%, 01/17/27		15,064	18,347,952
6.00%, 01/27/28		6,034	6,871,218
5.09%, 01/15/30(a)		5,211	5,573,164
7.25%, 03/17/44		46,021	55,814,844
6.85%, 06/05/2115		15,912	18,219,240
Rumo Luxembourg SARL, 5.88%, 01/18/25(a)		11,185	11,957,464
Suzano Austria GmbH:
5.00%, 01/15/30		5,000	5,253,756
7.00%, 03/16/47(a)		4,994	5,874,193
Usiminas International SARL, 5.88%, 07/18/26(a)		2,359	2,456,309

			260,220,467

Canada — 0.5%
1011778 BC ULC, 4.25%, 05/15/24(a)		1,852	1,898,300
Air Canada Pass-Through Trust, Series 2015-2, Class B, 5.00%, 12/15/23(a)		10,282	10,692,320
Bombardier, Inc., 8.75%, 12/01/21(a)		1,380	1,511,962
Brookfield Residential Properties, Inc.(a):
6.13%, 07/01/22		4,200	4,263,000
6.25%, 09/15/27		17,239	18,187,145
Entertainment One Ltd., 4.63%, 07/15/26	GBP	2,565	3,668,931
Gran Tierra Energy, Inc., 7.75%, 05/23/27(a)	USD	1,020	953,710
Hammerhead Resources, Inc., Series Al, 9.00%, 07/10/22		41,000	36,900,000
Mattamy Group Corp.(a):
6.50%, 10/01/25		4,567	4,875,273
5.25%, 12/15/27		5,325	5,538,000
NOVA Chemicals Corp.(a): 5.25%, 08/01/23		21,874	22,339,697
4.88%, 06/01/24		16,606	17,145,695
Seven Generations Energy Ltd., 5.38%, 09/30/25(a)		818	822,090
Suncor Energy, Inc., 6.50%, 06/15/38		19,800	27,562,996
Telesat Canada, 6.50%, 10/15/27(a)		3,765	3,925,013

			160,284,132

Security		Par (000)	Value

Cayman Islands — 0.0%
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 6.94%, 02/12/23(a)(b)	USD	7,835	$7,932,476
Pearl Holding III Ltd., 9.50%, 12/11/22		7,000	4,697,000

			12,629,476

Chile — 0.1%(a)
Celulosa Arauco y Constitucion SA:
4.25%, 04/30/29		6,175	6,257,961
4.20%, 01/29/30		7,396	7,435,292
5.15%, 01/29/50		8,415	8,339,896
Empresa Nacional de Telecomunicaciones SA, 4.75%, 08/01/26		6,000	6,345,000
Kenbourne Invest SA, 6.88%, 11/26/24		14,451	15,065,167

			43,443,316

China — 2.5%
21Vianet Group, Inc., 7.88%, 10/15/21		5,025	5,009,791
Agile Group Holdings Ltd.:
6.70%, 03/07/22		400	414,000
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(b)(j)		2,602	2,600,374
Anton Oilfield Services Group, 9.75%, 12/05/20		5,262	5,411,638
Baoxin Auto Finance I Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.63%(b)(j)		4,631	3,419,704
Baozun, Inc., 1.63%, 05/01/24(a)(l)		2,577	2,342,880
Beijing Environment Bvi Co. Ltd., 5.30%, 10/18/21		7,725	7,971,234
Bi Hai Co. Ltd., 6.25%, 03/05/22		4,575	4,737,574
Bright Scholar Education Holdings Ltd., 7.45%, 07/31/22		200	205,000
CCTI 2017 Ltd., 3.63%, 08/08/22		18,215	18,152,386
Central China Real Estate Ltd.:
7.33%, 01/27/20		4,595	4,577,769
6.88%, 10/23/20		5,300	5,300,000
6.50%, 03/05/21		1,670	1,665,140
6.75%, 11/08/21		3,925	3,907,966
6.88%, 08/08/22		200	198,500
7.25%, 04/24/23		400	400,000
Central Huijin Investment Ltd., 3.83%, 05/22/24	CNY	120,000	17,270,149
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21	USD	6,118	6,263,303
7.13%, 04/08/22		300	301,874
8.60%, 04/08/24		7,250	7,485,625
Chalieco Hong Kong Corp. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.29%), 5.70%(b)(j)		5,374	5,379,038
China Aoyuan Group Ltd.:
7.50%, 05/10/21		200	205,200
8.50%, 01/23/22		200	210,750
7.95%, 02/19/23		17,182	18,212,920
China City Construction International Co. Ltd., 5.35%, 07/03/17(g)(m)	CNY	2,990	23,619
China Conch Venture Holdings International Ltd., 0.00%, 09/05/23(f)(l)	HKD	51,000	7,080,788
China Construction Bank Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 4.25%, 02/27/29(b)	USD	8,470	8,893,500

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
China Education Group Holdings Ltd., 2.00%, 03/28/24(l)	HKD	73,000	$9,580,656
China Evergrande Group:
6.25%, 06/28/21	USD	200	188,625
9.50%, 04/11/22		4,830	4,608,155
4.25%, 02/14/23(l)	HKD	177,000	20,698,799
10.00%, 04/11/23	USD	6,000	5,677,500
7.50%, 06/28/23		8,000	6,962,500
10.50%, 04/11/24		200	187,937
8.75%, 06/28/25		10,000	8,571,875
China Huaneng Group Hong Kong Treasury Management Holding Ltd., 3.00%, 12/10/29		21,935	22,041,012
China Oil & Gas Group Ltd., 5.50%, 01/25/23		200	204,687
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22		13,838	13,894,217
China Resources Land Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.14%), 3.75(b)(j)		11,945	11,974,863
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		200	205,500
7.45%, 04/17/21		4,732	4,828,533
7.25%, 04/19/23		7,200	7,348,678
7.38%, 04/09/24		8,899	9,038,047
China Singyes Solar Technologies Holdings Ltd., 2.00%, (2.00% Cash or 6.00% PIK), 12/19/22(k)		2,596	2,332,541
China Southern Power Grid Co. Ltd., 3.85%, 07/17/24	CNY	20,000	2,886,855
Chinalco Capital Holdings Ltd.:
4.25%, 04/21/22	USD	11,875	12,045,406
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.79%), 4.10%(b)(j)		6,285	6,347,850
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 5.70%(b)(j)		250	257,000
CIFI Holdings Group Co. Ltd.:
7.63%, 03/02/21		200	206,250
6.88%, 04/23/21		8,443	8,652,640
5.50%, 01/23/22		12,608	12,686,800
7.63%, 02/28/23		300	316,875
6.55%, 03/28/24		500	512,500
6.45%, 11/07/24		200	201,850
CNAC HK Finbridge Co. Ltd., 4.63%, 03/14/23		18,345	19,273,716
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		31,237	31,466,461
Coastal Emerald Ltd.:
3.95%, 08/01/22		6,010	6,039,388
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.45%), 4.30(b)(j)		10,420	10,406,560
Country Garden Holdings Co. Ltd.:
7.13%, 04/25/22		200	212,735
8.00%, 01/27/24		300	328,125
6.50%, 04/08/24		200	212,375
6.15%, 09/17/25		200	210,000
Easy Tactic Ltd.:
8.75%, 01/10/21		200	204,250
9.13%, 07/28/22		200	210,578
8.13%, 02/27/23		200	205,250
8.63%, 02/27/24		6,600	6,845,438

Security		Par (000)	Value

China (continued)
8.13%, 07/11/24	USD	5,360	$5,453,800
ENN Clean Energy International Investment Ltd., 7.50%, 02/27/21		200	207,000
European TopSoho SARL, 4.00%, 09/21/21(l)	EUR	5,900	5,558,152
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21	USD	5,285	5,308,122
11.75%, 04/17/22		2,120	2,169,815
7.95%, 07/05/22		5,938	5,578,009
Fortune Star BVI Ltd.:
6.88%, 01/31/21		300	306,375
6.75%, 07/02/23		400	410,625
Franshion Brilliant Ltd., 4.25%, 07/23/29		8,695	8,771,081
Gemdale Ever Prosperity Investment
Ltd., 4.95%, 07/26/22		200	198,432
GLP China Holdings Ltd., 4.97%, 02/26/24		9,560	10,094,763
Golden Eagle Retail Group Ltd., 4.63%, 05/21/23(a)		200	196,500
Greenland Global Investment Ltd.:
7.25%, 03/12/22		200	203,238
5.60%, 11/13/22		200	195,750
Guojing Capital BVI Ltd., 3.95%, 12/11/22		5,739	5,746,174
Harvest International Co., 0.00%, 11/21/22(f)(l)	HKD	96,000	12,866,548
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20	USD	7,829	7,824,107
Health & Happiness H&H International
Holdings Ltd., 5.63%, 10/24/24		200	205,416
Hilong Holding Ltd., 8.25%, 09/26/22		2,275	2,293,484
Hopson Development Holdings Ltd., 7.50%, 06/27/22		300	303,876
Huachen Energy Co. Ltd., 6.63%, 05/18/20		6,372	3,046,612
Huarong Finance 2019 Co. Ltd., 4.50%, 05/29/29		15,000	15,853,125
Huarong Finance Co. Ltd.:
3.25%, 11/13/24		19,500	19,540,224
3.88%, 11/13/29		13,985	14,098,585
Jingrui Holdings Ltd., 9.45%, 04/23/21		7,000	6,518,750
JOYY, lnc., 0.75%, 06/15/25(a)(l)		1,667	1,507,593
Kaisa Group Holdings Ltd.:
7.25%, 06/30/20		869	872,259
11.25%, 04/09/22		200	208,500
8.50%, 06/30/22		4,146	4,064,427
11.95%, 10/22/22		6,200	6,494,500
11.50%, 01/30/23		200	205,500
10.88%, 07/23/23		200	201,563
9.38%, 06/30/24		1,000	948,750
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(b)(j)		6,420	5,641,575
Knight Castle Investments Ltd., 7.99%, 01/23/21		6,000	2,730,000
KWG Group Holdings Ltd.:
9.85%, 11/26/20		200	209,000
7.88%, 08/09/21		200	207,090
7.88%, 09/01/23		200	210,250
7.40%, 03/05/24		200	204,750
5.88%, 11/10/24		1,638	1,561,219

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(b)(j)	USD	7,900	$8,043,188
Logan Property Holdings Co. Ltd., 6.50%, 07/16/23		400	412,125
Longfor Group Holdings Ltd., 3.95%, 09/16/29		5,470	5,478,547
Luye Pharma Group Ltd., 1.50%, 07/09/24(l)		13,260	14,080,463
New Metro Global Ltd., 6.50%, 04/23/21		5,035	5,006,149
Nickel Resources International Holdings Co. Ltd., Series 1, 12.00%, 12/12/18(g)(m)	HKD	8,000	102,665
PetroChina Co. Ltd.: 3.66%, 02/22/24	CNY	60,000	8,596,265
3.96%, 04/23/24		100,000	14,477,625
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(f)(l)	USD	24,000	24,645,000
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		5,860	5,929,452
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		11,147	5,403,731
Redco Properties Group Ltd., 13.50%, 01/21/20		4,865	4,875,642
Redsun Properties Group Ltd., 9.95%, 04/11/22		300	297,000
RKPF Overseas Ltd.: 7.88%, 02/01/23		300	318,375
6.70%, 09/30/24		200	206,750
Rock International Investment, Inc., 6.63%, 03/27/20		6,111	2,759,498
Rongshi International Finance Ltd., 3.75%, 05/21/29		17,935	18,938,239
Ronshine China Holdings Ltd.: 11.25%, 08/22/21		2,830	3,013,950
10.50%, 03/01/22		2,200	2,349,875
8.75%, 10/25/22		5,260	5,470,400
8.95%, 01/22/23		6,280	6,574,375
Scenery Journey Ltd.: 11.00%, 11/06/20		12,200	12,474,500
13.00%, 11/06/22		200	203,313
Seazen Group Ltd.: 6.50%, 09/12/20		3,500	3,481,406
7.50%, 01/22/21		7,100	7,122,188
Shanghai Port Group BVI Holding Co. Ltd., 0.00%, 08/09/22(f)(l)		737	774,080
Shimao Property Holdings Ltd.:
6.13%, 02/21/24		300	319,500
5.60%, 07/15/26		300	314,531
Shui On Development Holding Ltd.:
(USD Swap Semi 5 Year + 8.81%), 7 50%(b)(j)(l)		7,000	7,070,000
5.75%, 11/12/23		300	304,500
Sino-Ocean Land Treasure IV Ltd.: 5.25%, 04/30/22		4,795	4,967,261
4.75%, 08/05/29		6,888	6,849,255
Sunac China Holdings Ltd.: 8.38%, 01/15/21		200	205,750
7.88%, 02/15/22		200	207,469
7.25%, 06/14/22		5,620	5,772,907
7.95%, 10/11/23		200	210,750
7.50%, 02/01/24		8,100	8,316,675
Tencent Holdings Ltd., 3.98%, 04/11/29		14,000	15,113,907

Security		Par (000)	Value

China (continued)
Times China Holdings Ltd.: 7.63%, 02/21/22	USD	8,400	$8,681,991
5.75%, 04/26/22		5,000	4,985,700
6.75%, 07/16/23		500	508,594
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		4,289	3,733,574
Vanke Real Estate Hong Kong Co. Ltd., 3.15%, 05/12/25		13,800	13,757,261
Wanda Group Overseas Ltd., 7.50%, 07/24/22		5,820	5,601,750
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(b)(j)		6,329	6,355,977
WuXi AppTec Co. Ltd., 0.00%, 09/17/24(f)(l)		4,300	4,900,656
Xinyuan Real Estate Co. Ltd., 9.88%, 03/19/20		3,785	3,586,288
Yancoal International Resources Development Co. Ltd., 6.00%, 11/29/21		200	205,250
Yango Justice International Ltd., 10.00%, 02/12/23		300	305,344
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		7,915	7,915,633
Yingde Gases Investment Ltd., 6.25%, 01/19/23(a)		200	204,835
Yuzhou Properties Co. Ltd.: 6.38%, 03/06/21		200	202,076
8.50%, 02/04/23		300	318,375
6.00%, 10/25/23		6,795	6,642,113
8.50%, 02/26/24		7,300	7,587,437
Zhengzhou Real Estate Group Co. Ltd., 3.95%, 10/09/22		8,455	8,489,348
Zhenro Properties Group Ltd.: 12.50%, 01/02/21		200	212,437
9.15%, 03/08/22		200	206,250
8.70%, 08/03/22		5,000	5,087,500
9.15%, 05/06/23		6,555	6,751,650

			850,856,633

Colombia — 0.0%
Avianca Holdings SA, 9.00%, 05/10/23		1,736	1,736,000
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)		7,800	7,914,562
Millicom International Cellular SA, 6.63%, 10/15/26(a)		6,000	6,626,250

			16,276,812

Cyprus — 0.1%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(a)		20,000	19,325,000

Czech Republic — 0.0%
Residomo SRO, 3.38%, 10/15/24	EUR	8,338	9,709,308

Denmark — 0.0%
DKT Finance ApS, 7.00%, 06/17/23		5,856	6,952,207

Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)	USD	5,000	5,556,250

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Finland — 0.0% (b)(j)
Citycon OYJ, (EUR Swap Annual 5 Year + 4.71%), 4.50%	EUR	2,150	$2,426,728
Nordea Bank Abp, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%	USD	1,800	1,995,750

			4,422,478

France — 0.6%
Altice France SA:
2.50%, 01/15/25	EUR	13,887	15,753,848
5.88%, 02/01/27		5,300	6,688,136
3.38%, 01/15/28		2,693	3,111,360
BNP Paribas SA(b):
(EUR Swap Annual 5 Year + 5.23%), 6.12%(j)		1,618	2,028,163
(USD Swap Semi 5 Year + 4.15%), 6.63(a)(j)	USD	6,000	6,480,000
(USD Swap Rate 5 Year + 4.15%), 6.63%(j)		32,825	35,451,000
(USD Swap Semi 5 Year + 5.15%), 7.38%(j)		14,600	16,844,750
(LIBOR USD 3 Month + 1.11%), 2.82%, 11/19/25(a)		15,000	15,178,156
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, (EURIBOR 3 Month + 5.77%), 6.37%(b)(j)	EUR	700	933,473
Casino Guichard Perrachon SA:
4.56%, 01/25/23(e)		600	659,559
(EUR Swap Annual 5 Year + 3.82%), 3.99%(b)(j)		1,700	1,028,714
4.50%, 03/07/24(e)		1,700	1,735,270
3.58%, 02/07/25(e)		800	769,486
CMA CGM SA:
7.75%, 01/15/21		700	765,560
6.50%, 07/15/22		1,500	1,520,830
Credit Agricole Assurances SA, (EUR Swap Annual 5 Year + 4.35%), 4.50%(b)(j)		400	517,104
Credit Agricole SA (b)(j):
(EUR Swap Annual 5 Year + 5.12%), 6.50%		5,198	6,295,878
(USD Swap Semi 5 Year + 4.32%), 6.87%(a)	USD	7,540	8,303,425
Engie SA:
Series NC10, (EUR Swap Annual 10 Year + 2.65%), 3.88%(b)(j)	EUR	1,100	1,378,686
(EUR Swap Annual 5 Year + 3.17%), 3.25%(b)(j)		7,000	8,607,645
0.00%, 03/04/27		19,600	21,488,452
Europcar Mobility Group, 4.00%, 04/30/26		1,433	1,555,477
HSBC France SA, 0.25%, 05/17/24		15,100	16,996,274
Kapla Holding SAS:
(EURIBOR 3 Month + 3.25%), 3.25%, 12/15/26(b)		926	1,047,637
3.38%, 12/15/26		1,094	1,251,575
Loxam SAS:
3.50%, 04/15/22		235	268,213
3.50%, 05/03/23		1,000	1,140,769
4.25%, 04/15/24		500	579,078
3.25%, 01/14/25		2,235	2,585,719
3.75%, 07/15/26		1,589	1,874,530
Novafives SAS, 5.00%, 06/15/25		3,220	3,223,598

Security		Par (000)	Value

France (continued)
Picard Groupe SAS, (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/23(b)	EUR	5,300	$5,826,110
Quatrim SASU, 5.88%, 01/15/24		800	945,593
Rexel SA, 2.63%, 06/15/24		1,310	1,495,836
Societe Generate SA(b)(j):
(EUR Swap Annual 5 Year + 5.54%), 6.75%		4,800	5,740,861
(USD Swap Semi 5 Year + 6.24%), 7.38%(a)	USD	600	636,000
(USD Swap Rate 5 Year + 5.87%), 8.00%		600	705,000
SPIE SA, 2.63%, 06/18/26	EUR	1,300	1,523,829
TOTAL SA(b)(j):
(EUR Swap Annual 5 Year + 1.86%), 2.25%		181	207,381
(EUR Swap Annual 5 Year + 2.75%), 2.71%		440	526,862

			203,669,837

Germany — 0.6%
ADLER Real Estate AG:
1.88%, 04/27/23		2,000	2,289,264
3.00%, 04/27/26		5,400	6,388,132
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(b)(j)		7,600	9,100,352
Bayer AG (b):
(EUR Swap Annual 5 Year + 2.55%), 3.75%, 07/01/74		2,500	3,017,934
(EURIBOR Swap Rate 5 Year + 2.65%), 2.38%, 11/12/79		2,600	2,956,521
(EUR Swap Annual 5 Year + 3.11%), 3.12%, 11/12/79		2,400	2,759,382
Bertelsmann SE & Co. KGaA, (EUR Swap Annual 5 Year + 3.21%), 3.50%, 04/23/75(b)		1,800	2,243,983
Consus Real Estate AG, 9.63%, 05/15/24		1,127	1,358,968
Deutsche Bahn Finance GmbH(b)(j):
(EUR Swap Annual 5 Year + 1.26%), 0.95%		10,200	11,555,753
(EUR Swap Annual 5 Year + 1.89%), 1.60%		12,700	14,637,344
Deutsche Pfandbriefbank AG:
Series 3529, (EURIBOR Swap Rate 5 Year + 5.38%), 5.75%(b)(j)		6,800	8,032,736
4.60%, 02/22/27		300	370,694
IHO Verwaltungs GmbH(k):
3.63%, (3.63% Cash or 4.38% PIK), 05/15/25		5,914	6,940,478
3.88%, (3.88% Cash or 4.63% PIK), 05/15/27(n)		1,464	1,736,593
6.00%, (6.00% Cash or 6.75% PIK), 05/15/27(a)	USD	600	636,000
lKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(b)	EUR	9,200	10,245,545
Infineon Technologies AG(b)(j):
(EUR Swap Annual 5 Year + 3.39%), 2.87%		2,300	2,658,339
(EUR Swap Annual 5 Year + 4.00%), 3.63%		1,200	1,406,612
Merck KGaA, (EURIBOR Swap Rate 5 Year + 2.94%), 2.87%, 06/25/79(b)		11,900	14,301,027
Nidda BondCo GmbH:
5.00%, 09/30/25		800	937,741
7.25%, 09/30/25		1,972	2,371,256

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24	EUR	6,057	$7,006,454
Peach Property Finance GmbH, 3.50%, 02/15/23		1,520	1,764,622
Platin 1426 GmbH, 5.38%, 06/15/23		852	962,474
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(b)		6,042	6,872,478
Sudzucker International Finance BV, (EURIBOR 3 Month + 3.10%), 2.71(b)(j)		300	285,024
Summit Properties Ltd., 2.00%, 01/31/25		2,848	3,114,737
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		2,700	3,267,091
thyssenkrupp AG:
1.88%, 03/06/23		5,710	6,418,921
2.88%, 02/22/24		20,092	23,236,976
2.50%, 02/25/25		294	335,551
TLG Finance SARL, (EUR Swap Annual 5 Year + 3.98%), 3.38%(b)(j)		2,300	2,722,579
Volkswagen International Finance NV(b)(j):
(EUR Swap Annual 5 Year + 2.54%), 2.70%		7,800	9,068,608
Series NC6, (EUR Swap Annual 6 Year + 2.97%), 3.38%		4,000	4,788,313
(EUR Swap Annual 10 Year + 3.98%), 4.62%		2,200	2,789,961
WEPA Hygieneprodukte GmbH:
(EURIBOR 3 Month + 2.88%), 2.88%, 12/15/26(b)		1,059	1,213,123
2.88%, 12/15/27		2,061	2,390,310
ZF Europe Finance BV:
1.25%, 10/23/23		700	802,013
2.50%, 10/23/27		23,100	26,709,493

			209,693,382

Guatemala — 0.0%
Energuate Trust, 5.88%, 05/03/27(a)	USD	4,088	4,215,750

Guernsey — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(a)		1,547	1,591,297

Hong Kong — 0.1%
Bank of East Asia Ltd. (The), (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.26%), 5.87(b)(j)		400	414,500
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(b)(j)		2,067	1,980,682
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 1.93%(b)(j)		5,430	4,181,412
Joy Treasure Assets Holdings, Inc.:
4.50%, 03/20/29		4,235	4,585,711
3.50%, 09/24/29		13,605	13,634,761
Melco Resorts Finance Ltd.:
5.25%, 04/26/26		400	413,000
5.63%, 07/17/27		200	208,312
Nanyang Commercial Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.21%), 5.00%(b)(j)		400	401,375

Security		Par (000)	Value

Hong Kong (continued)
New Lion Bridge Co. Ltd., 9.75%, 10/10/20	USD	4,805	$4,222,394
NWD MTN Ltd., 4.13%, 07/18/29		11,000	10,986,250
REXLot Holdings Ltd.(g)(l)(m):
6.00%, 04/28/17	HKD	1,103	44,072
4.50%, 04/17/19		15,091	1,549,326

			42,621,795

India — 0.3%
ABJA Investment Co. Pte. Ltd.:
5.95%, 07/31/24	USD	400	418,125
5.45%, 01/24/28		200	192,994
Adani Green Energy UP Ltd., 6.25%, 12/10/24(a)		200	215,500
Adani Ports & Special Economic Zone Ltd.:
4.00%, 07/30/27		650	658,328
4.38%, 07/03/29		10,700	11,031,032
Adani Transmission Ltd.:
4.00%, 08/03/26		7,159	7,346,924
4.25%, 05/21/36		9,300	9,393,000
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24		200	203,750
Delhi International Airport Ltd., 6.45%, 06/04/29(a)		300	320,625
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27		200	188,000
Greenko Dutch BV, 5.25%, 07/24/24		200	203,375
Greenko Mauritius Ltd., 6.25%, 02/21/23		200	205,183
Greenko Solar Mauritius Ltd.:
5.55%, 01/29/25		200	202,250
5.95%, 07/29/26		200	202,397
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26		400	408,884
HT Global IT Solutions Holdings Ltd., 7.00%, 07/14/21(a)		200	205,500
Muthoot Finance Ltd., 6.13%, 10/31/22(a)		13,786	14,325,949
Network i2i Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.27%), 5.65%(b)(j)		400	396,000
ReNew Power Ltd., 6.45%, 09/27/22		9,200	9,496,125
ReNew Power Synthetic:
6.67%, 03/12/24(a)		200	207,000
6.67%, 03/12/24		8,000	8,280,000
Suzlon Energy Ltd., 5.83%, 07/16/19(e)(g)(l)(m)		5,000	1,500,000
UPL Corp. Ltd., 4.50%, 03/08/28		12,282	12,426,743
Vedanta Resources Finance II plc:
8.00%, 04/23/23		4,600	4,565,500
9.25%, 04/23/26		600	597,888
Vedanta Resources Ltd., 6.38%, 07/30/22		5,869	5,746,118
Videocon Industries Ltd., 2.84%, 12/31/20(e)(g)(l)(m)		735	206,250

			89,143,440

Indonesia — 0.1%
Alam Synergy Pte. Ltd., 6.63%, 04/24/22		4,310	3,717,289
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		200	206,750
Global Prime Capital Pte. Ltd.:
7.25%, 04/26/21		3,903	4,015,836
5.50%, 10/18/23		200	197,500

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Indonesia (continued)
Listrindo Capital BV, 4.95%, 09/14/26(a)	USD	200	$203,562
LLPL Capital Pte. Ltd., 6.88%, 02/04/39		6,843	7,974,809
Medco Platinum Road Pte. Ltd., 6.75%, 01/30/25		800	814,000
Saka Energi Indonesia PT, 4.45%, 05/05/24		200	202,518
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(a)		184	194,809
Theta Capital Pte. Ltd., 6.75%, 10/31/26		200	178,187

			17,705,260

Ireland — 0.2%
AIB Group plc, (EUR Swap Annual 5 Year + 5.70%), 5.25%(b)(j)	EUR	1,175	1,430,027
Allied Irish Banks plc(b):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(j)		12,289	14,627,443
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		2,389	2,768,843
Ardagh Packaging Finance plc:
4.25%, 09/15/22(a)	USD	10,308	10,432,727
4.75%, 07/15/27	GBP	7,381	10,255,939
Bank of Ireland, (EUR Swap Annual 5 Year + 6.96%), 7.38%(b)(j)	EUR	5,334	6,162,642
Bank of Ireland Group plc(b):
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.70%), 3.12%, 09/19/27	GBP	600	808,342
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.50%), 4.12%, 09/19/27	USD	5,725	5,793,689
C&W Senior Financing DAC, 6.88%, 09/15/27(a)		3,758	4,018,542
eircom Finance DAC, 3.50%, 05/15/26	EUR	267	315,583
Virgin Media Receivables Financing Notes I DAC: 5.50%, 09/15/24	GBP	2,986	4,064,025
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23		6,423	8,741,873

			69,419,675

Israel — 0.1%
Teva Pharmaceutical Finance IV LLC, 2.25%, 03/18/20	USD	9,955	9,960,874
Teva Pharmaceutical Finance Netherlands II BV:
6.00%, 01/31/25	EUR	1,229	1,458,699
1.88%, 03/31/27		1,500	1,386,526
1.63%, 10/15/28		1,600	1,397,077
Teva Pharmaceutical Finance Netherlands III BV:
2.20%, 07/21/21	USD	2,200	2,130,590
7.13%, 01/31/25(a)		11,487	11,799,446

			28,133,212

Italy — 0.7%
Assicurazioni Generali SpA:
(EURIBOR 3 Month + 4.50%), 4.60%(b)(j)	EUR	1,500	1,890,597
2.12%, 10/01/30		3,650	4,250,342
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47(b)		2,038	2,808,953
(EURIBOR 3 Month + 5.35%), 5.00%, 06/08/48(b)		3,300	4,428,051

Security		Par (000)	Value

Italy (continued)
Banco BPM SpA:
1.75%, 04/24/23	EUR	1,890	$2,138,563
2.50%, 06/21/24		4,000	4,635,627
Buzzi Unicem SpA, 2.13%, 04/28/23		5,256	6,218,855
Diocle Spa, (EURIBOR 3 Month + 3.88%), 3.88%, 06/30/26(b)		2,709	3,080,467
Enel SpA, (EUR Swap Annual 5 Year + 2.58%), 3.38%, 11/24/81(b)		2,200	2,671,328
Intesa Sanpaolo SpA:
5.15%, 07/16/20		1,750	2,013,082
(EUR Swap Annual 5 Year + 6.88%), 7.00%(b)(j)		12,000	14,219,594
(EUR Swap Annual 5 Year + 5.86%), 6.25%(b)(j)		1,200	1,460,453
0.75%, 12/04/24		2,275	2,562,639
(USD Swap Semi 5 Year + 5.46%), 7.70%(a)(b)(j)	USD	1,200	1,300,500
1.00%, 11/19/26	EUR	2,850	3,188,718
(EUR Swap Annual 5 Year + 7.19%), 7.75%(b)(j)		28,330	38,473,017
Nexi SpA, 1.75%, 10/31/24		1,840	2,120,868
Rossini SARL, 6.75%, 10/30/25		8,620	10,756,823
Sisal Group SpA, 7.00%, 07/31/23		3,299	3,830,368
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	3,455	3,835,050
7.72%, 06/04/38		6,180	7,601,400
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	4,064	6,809,884
Telecom Italia SpA:
4.88%, 09/25/20		1,035	1,201,256
1.13%, 03/26/22(l)		6,600	7,413,807
3.25%, 01/16/23		800	962,650
5.88%, 05/19/23	GBP	800	1,176,196
4.00%, 04/11/24	EUR	11,451	14,209,324
5.30%, 05/30/24(a)	USD	3,782	4,065,650
2.75%, 04/15/25	EUR	7,528	8,914,278
3.00%, 09/30/25		800	959,479
5.25%, 03/17/55		800	1,028,396
UniCredit SpA(b):
(EUR Swap Annual 5 Year + 6.10%), 6.75%(j)		3,015	3,613,756
(EUR Swap Annual 5 Year + 9.30%), 9.25%(j)		8,651	11,254,886
(EUR Swap Annual 5 Year + 6.39%), 6.62%(j)		8,255	10,011,979
(USD Swap Semi 5 Year + 5.18%), 8.00%(j)	USD	2,800	3,052,000
(EURIBOR Swap Rate 5 Year + 7.33%), 7.50%(j)	EUR	17,780	23,307,592
(EURIBOR Swap Rate 5 Year + 4.74%), 4.87%, 02/20/29		4,050	5,048,917

			226,515,345

Jamaica — 0.0%(a)
Digicel Group Two Ltd., 8.25%, 09/30/22	USD	14,296	3,332,847
Digicel Ltd.:
6.00%, 04/15/21		10,000	7,753,000
6.75%, 03/01/23		1,198	695,589

			11,781,436

Japan — 0.5%
ANA Holdings, Inc., 0.00%, 09/16/22(f)(l)	JPY	70,000	639,999
Daio Paper Corp., 0.00%, 09/17/20(f)(l)		1,540,000	14,772,919
Ezaki Glico Co. Ltd., 0.00%, 01/30/24(f)(l)		120,000	1,105,079
HIS Co. Ltd., 0.00%, 11/15/24(f)(l)		440,000	4,062,373

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
lida Group Holdings Co. Ltd., 0.00%, 06/18/20(f)(l)	JPY	940,000	$8,618,113
LIXIL Group Corp., 0.00%, 03/04/20(f)(l)		840,000	7,687,276
Mitsubishi Chemical Holdings Corp.(f)(l):
0.00%, 03/30/22		1,560,000	14,443,822
0.00%, 03/29/24		420,000	3,961,220
Rohm Co. Ltd., 0.00%, 12/05/24(f)(l)		280,000	2,732,226
SBI Holdings, Inc., 0.00%, 09/13/23(f)(l)		530,000	5,091,747
Shizuoka Bank Ltd. (The), (LIBOR USD 3 Month - 0.50%), 1.44%, 01/25/23(b)(l)	USD	1,900	1,808,482
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	12,628	15,110,047
(USD Swap Rate 5 Year + 4.23%), 6.00(b)(j)	USD	9,554	9,147,955
4.75%, 09/19/24		510	516,951
4.50%, 04/20/25	EUR	600	732,771
4.75%, 07/30/25		4,609	5,673,403
3.13%, 09/19/25		2,200	2,523,264
5.00%, 04/15/28		5,300	6,553,208
4.00%, 09/19/29		21,800	25,365,159
Sumitomo Mitsui Financial Group, Inc., 3.04%, 07/16/29	USD	15,300	15,613,294
T&D Holdings, Inc., 0.00%, 06/05/20(f)(l)	JPY	780,000	7,181,682
Tohoku Electric Power Co., Inc., 0.00%, 12/03/20(f)(j)		1,070,000	9,777,026
Transcosmos, Inc., 0.00%, 12/22/20(f)(l)		420,000	4,127,457
Yamaguchi Financial Group, Inc.,
(LIBOR USD 3 Month - 0.50%), 1.45%, 03/26/20(b)(l)	USD	10,200	10,116,292

			177,361,765

Jersey — 0.1%
LHC3 plc, 4.13%, (4.13% Cash or 9.00% PIK), 08/15/24(k)	EUR	17,227	19,970,643

Kuwait — 0.0%(b)(j)
Al Ahli Bank of Kuwait KSCP, (USD Swap Semi 5 Year + 4.17%), 7.25%	USD	200	213,625
Burgan Bank SAK, (USD Swap Semi 5 Year + 4.01%), 5.75%		3,700	3,769,375

			3,983,000

Luxembourg — 0.5%
Altice Financing SA, 7.50%, 05/15/26(a)		4,800	5,160,000
Altice Finco SA, 4.75%, 01/15/28	EUR	11,330	12,823,241
Altice Luxembourg SA:
8.00%, 05/15/27		9,370	11,771,568
10.50%, 05/15/27(a)	USD	2,450	2,793,123
ArcelorMittal SA:
1.00%, 05/19/23	EUR	550	621,526
1.75%, 11/19/25		500	568,690
Dragon Aviation Finance Luxembourg
SA, Series 1401, 4.00%, 11/28/22	USD	10,927	11,034,209
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	5,136	5,746,649
8.50%, 11/01/22	GBP	800	1,044,050
(EURIBOR 3 Month + 3.50%), 3.50%, 09/01/23(b)	EUR	1,777	1,768,022
(EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(b)		863	876,064
INEOS Group Holdings SA, 5.38%, 08/01/24		1,000	1,163,764
Intelsat Jackson Holdings SA:
9.50%, 09/30/22(a)	USD	2,000	2,263,752
5.50%, 08/01/23		9,773	8,395,398

Security		Par (000)	Value

Luxembourg (continued)
8.50%, 10/15/24(a)	USD	13,235	$12,054,835
9.75%, 07/15/25(a)		3,160	2,923,000
LHMC Finco 2 SARL, 7.25%, (7.25%
Cash or 8.00% PIK), 10/02/25(k)	EUR	9,355	10,873,893
Matterhorn Telecom SA, 4.00%, 11/15/27		3,000	3,583,832
Monitchem HoldCo 2 SA, 9.50%, 09/15/26		4,800	5,429,925
Monitchem HoldCo 3 SA:
(EURIBOR 3 Month + 5.25%), 5.25%, 03/15/25(b)		1,334	1,522,534
5.25%, 03/15/25		3,006	3,530,306
Safari Verwaltungs GmbH, 5.38%, 11/30/22		300	265,843
SES GLOBAL Americas Holdings GP, 5.30%, 03/25/44(a)	USD	900	877,206
SES SA:
(EUR Swap Annual 5 Year + 4.66%), 4.62%(b)(j)	EUR	600	714,242
(EUR Swap Annual 5 Year + 5.40%), 5.63%(b)(j)		12,500	15,703,800
5.30%, 04/04/43(a)	USD	900	868,743
Summer BC Holdco A SARL, 9.25%, 10/31/27	EUR	8,000	9,179,993
Summer BC Holdco B SARL, 5.75%, 10/31/26		21,700	25,338,866

			158,897,074

Macau — 0.0%
MGM China Holdings Ltd., 5.88%, 05/15/26	USD	400	424,875
Studio City Finance Ltd., 7.25%, 02/11/24		400	423,500
Wynn Macau Ltd.:
4.88%, 10/01/24		200	204,750
5.50%, 10/01/27		200	206,875

			1,260,000

Malaysia — 0.1%
1MDB Energy Ltd., 5.99%, 05/11/22		15,000	15,787,500
Cindai Capital Ltd., 0.00%, 02/08/23(f)(l)		25,238	25,137,048
TNB Global Ventures Capital Bhd., 4.85%, 11/01/28		1,250	1,398,042
Top Glove Labuan Ltd., 2.00%, 03/01/24(l)		8,000	8,145,128

			50,467,718

Mexico — 0.3%
BBVA Bancomer SA, (US Treasury
Yield Curve Rate T Note Constant
Maturity 5 Year + 4.31%), 5.87%, 09/13/34(a)(b)		13,333	13,999,650
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	500	584,160
Cemex SAB de CV:
3.72%, 03/15/20(l)	USD	2,709	2,713,233
3.13%, 03/19/26	EUR	3,900	4,538,678
Cydsa SAB de CV, 6.25%, 10/04/27(a)	USD	6,643	6,836,062
Grupo Bimbo SAB de CV, 4.00%, 09/06/49(a)		10,435	9,773,030
Grupo KUO SAB de CV, 5.75%, 07/07/27(a)		13,532	14,128,254
Industrias Penoles SAB de CV, 4.15%, 09/12/29(a)		9,942	10,293,077
Minera Mexico SA de CV, 4.50%, 01/26/50(a)		15,015	15,258,994

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Mexico (continued)
Unifin Financiera SAB de CV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.31%), 8.88%(a)(b)(j)	USD	8,801	$8,080,418

			86,205,556

Mongolia — 0.0%
Mongolian Mortgage Corp. HFC LLC: 9.75%, 01/29/22		8,200	7,961,688

Netherlands — 0.8%
ABN AMRO Bank NV, (EUR Swap Annual 5 Year + 5.45%), 5.75%(b)(j)	EUR	8,100	9,393,323
Cooperatieve Rabobank UA(b)(j):
(EUR Swap Annual 5 Year + 4.10%), 4.62%		3,200	3,950,717
(EUR Swap Annual 5 Year + 3.70%), 3.25%		32,600	36,543,651
ING Groep NV, (USD Swap Rate 5 Year + 4.20%), 6.75%(b)(j)	USD	19,680	21,351,816
Intertrust Group BV, 3.38%, 11/15/25	EUR	3,636	4,282,426
InterXion Holding NV, 4.75%, 06/15/25		11,323	13,717,090
Koninklijke KPN NV:
(EUR Swap Annual 5 Year + 2.34%), 2.00%(b)(j)		6,800	7,767,144
NN Group NV:
(EURIBOR 3 Month + 3.90%), 4.38%(b)(j)		750	945,383
1.63%, 06/01/27		10,000	12,097,198
NXP BV(a):
4.13%, 06/01/21	USD	29,703	30,454,121
4.63%, 06/01/23		1,615	1,726,598
OCI NV, 5.00%, 04/15/23	EUR	7,651	8,914,684
Sigma Holdco BV:
5.75%, 05/15/26		500	564,417
7.88%, 05/15/26(a)	USD	200	200,010
Summer BidCo BV, 9.00%, (9.00% Cash or 9.75% PIK), 11/15/25(k)	EUR	5,811	6,949,299
Trivium Packaging Finance BV, 3.75%, 08/15/26(e)		2,964	3,519,049
United Group BV:
4.38%, 07/01/22		4,067	4,652,682
4.88%, 07/01/24		18,435	21,557,377
UPC Holding BV, 3.88%, 06/15/29		13,420	15,728,200
UPCB Finance VII Ltd., 3.63%, 06/15/29		1,480	1,761,553
VZ Vendor Financing BV, 2.50%, 01/31/24		8,094	9,260,621
Ziggo Bond Co. BV:
4.63%, 01/15/25		1,449	1,665,977
Ziggo BV:
4.25%, 01/15/27		6,266	7,564,501
5.50%, 01/15/27(a)	USD	29,094	30,912,375
2.88%, 01/15/30	EUR	1,335	1,556,245

			257,036,457

Nigeria — 0.0%
IHS Netherlands Holdco BV(a):
7.13%, 03/18/25	USD	6,547	6,825,247
8.00%, 09/18/27		9,271	9,804,083

			16,629,330

Norway — 0.0%
DNB Bank ASA, (USD Swap Semi 5 Year + 4.08%), 5.75%(b)(j)		1,392	1,397,220

Security	Par (000)		Value

Peru — 0.1%(a)
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26	USD	7,318	$7,336,295
Inkia Energy Ltd., 5.88%, 11/09/27		5,385	5,612,179
Intercorp Peru Ltd., 3.88%, 08/15/29		3,532	3,502,199
Orazul Energy Egenor SCA, 5.63%, 04/28/27		10,000	10,271,875
Telefonica del Peru SAA, 7.38%, 04/10/27	PEN	23,000	7,419,635

			34,142,183

Portugal — 0.1%
Banco Espirito Santo SA(g)(m):
2.63%, 05/08/17	EUR	6,100	1,163,203
4.75%, 01/15/18		15,500	2,955,679
4.00%, 01/21/19		19,000	3,623,091
EDP - Energias de Portugal SA, (EUR Swap Annual 5 Year + 4.29%), 4.50%, 04/30/79(b)		1,500	1,880,250
Transportes Aereos Portugueses SA, 5.63%, 12/02/24(a)		6,900	7,691,337

			17,313,560

Russia — 0.0%(a)
Evraz plc, 5.25%, 04/02/24	USD	5,422	5,877,787
Novolipetsk Steel Via Steel Funding DAC, 4.70%, 05/30/26		10,000	10,900,000

			16,777,787

Saudi Arabia — 0.1%
SABIC Capital II BV:
4.00%, 10/10/23(a)		10,307	10,840,388
4.50%, 10/10/28		6,615	7,365,389
Saudi Electricity Global Sukuk Co., 4, 4.22%, 01/27/24		6,677	7,070,943

			25,276,720

Singapore — 0.2%
BOC Aviation Ltd., 3.00%, 09/11/29		16,700	16,377,516
Mulhacen Pte. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 08/01/23(k)	EUR	12,043	11,095,322
Puma International Financing SA(a):
5.13%, 10/06/24	USD	2,325	2,255,250
5.00%, 01/24/26		7,203	6,716,798
United Overseas Bank Ltd., (USD Swap Semi 5 Year + 1.79%), 3.88%(b)(j)		10,261	10,414,915
Yanlord Land HK Co. Ltd.:
6.75%, 04/23/23		400	408,250
6.80%, 02/27/24		6,415	6,547,309

			53,815,360

South Africa — 0.0%
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	2,040	2,334,748

South Korea — 0.2%
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%(b)(j)	USD	10,200	10,037,437
Kakao Corp., Series 11, 0.00%, 05/11/21(f)(l)	KRW	5,200,000	5,519,478
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%(b)(j)	USD	9,300	9,282,563

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
South Korea (continued)
Kookmin Bank, (US Treasury Yield
Curve Rate T Note Constant Maturity 5 Year + 2.64%), 4.35%(b)(j)	USD	15,800	$16,185,125
LG Chem Ltd., 0.00%, 04/16/21(f)(l)	EUR	3,300	3,702,382
LG Display Co. Ltd., 1.50%, 08/22/24(l)	USD	6,600	6,971,250
Shinhan Financial Group Co. Ltd.(b):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(j)		9,100	9,779,656
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.50%), 3.34%, 02/05/30		9,075	9,213,036
Woori Bank, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.25(b)(j)		400	399,500

			71,090,427

Spain — 1.0%
Banco Bilbao Vizcaya Argentaria SA(b)(j):
(EUR Swap Annual 5 Year + 6.60%), 6.75%	EUR	1,200	1,355,904
(EUR Swap Annual 5 Year + 9.18%), 8.88%		13,800	16,967,810
(EUR Swap Annual 5 Year + 6.04%), 6.00%		23,600	29,483,323
Series 9, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.19%), 6.50%	USD	15,800	16,708,500
Banco de Sabadell SA(b):
(EUR Swap Annual 5 Year + 6.41%), 6.50%(j)	EUR	7,600	8,908,542
(EUR Swap Annual 5 Year + 5.10%), 5.38%, 12/12/28		6,900	8,809,221
Banco Santander SA, (EUR Swap Annual 5 Year + 6.80%), 6.75%(b)(j)		6,500	8,036,924
Bankia SA(b)(j):
(EUR Swap Annual 5 Year + 5.82%), 6.00%		7,000	8,288,984
(EUR Swap Annual 5 Year + 6.22%), 6.37%		14,400	17,505,250
Caixa Bank SA(b):
(EUR Swap Annual 5 Year + 6.50%), 6.75%(j)		26,400	33,240,458
(EUR Swap Annual 5 Year + 4.50%), 5.25%(j)		2,400	2,747,941
(EUR Swap Annual 5 Year + 2.35%), 2.75%, 07/14/28		1,200	1,422,708
Cirsa Finance International SARL, 7.88%, 12/20/23(a)	USD	1,200	1,268,604
Codere Finance 2 Luxembourg SA, 7.63%, 11/01/21(a)		3,469	3,152,912
Contour Global Power Holdings SA:
3.38%, 08/01/23	EUR	5,395	6,218,776
4.13%, 08/01/25		4,291	5,043,768
Distribuidora Internacional de Alimentacion SA:
1.00%, 04/28/21		3,900	3,751,245
0.88%, 04/06/23		2,000	1,233,682
EI Corte Ingles SA, 3.00%, 03/15/24		3,933	4,577,083
Ferrovial Netherlands BV, (EUR Swap Annual 5 Year + 2.13%), 2.12%(b)(j)		9,300	10,191,878
Grifols SA, 2.25%, 11/15/27		859	995,819
Grupo Antolin-lrausa SA, 3.38%, 04/30/26		800	841,544
Hipercor SA, 3.88%, 01/19/22		10,000	11,974,032

Security	Par (000)		Value

Spain (continued)
Iberdrola International BV, (EUR Swap Annual 5 Year + 2.97%), 3.25(b)(j)	EUR	13,900	$17,111,814
Naturgy Finance BV(b)(j):
(EUR Swap Annual 8 Year + 3.35%), 4.13%		10,000	12,142,402
(EUR Swap Annual 9 Year + 3.08%), 3.38%		1,100	1,323,202
NH Hotel Group SA, 3.75%, 10/01/23		879	1,003,713
Repsol International Finance BV(b): (EUR Swap Annual 6 Year + 3.56%), 3.88%(j)		7,331	8,555,712
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		2,696	3,484,976
Telefonica Europe BV(b)(j):
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	1,400	1,935,572
(EUR Swap Annual 5 Year + 3.86%), 3.75%	EUR	13,900	16,410,471
(EUR Swap Annual 5 Year + 2.33%), 2.63%		1,400	1,620,573
(EUR Swap Annual 10 Year + 4.30%), 5.88%		6,900	9,027,002
(EUR Swap Annual 6 Year + 4.11%), 4.38%		33,200	41,523,090
(EUR Swap Annual 8 Year + 2.97%), 3.88%		13,600	16,577,403

			333,440,838

Sweden — 0.1%
Heimstaden Bostad AB, (EUR Swap Annual 5 Year + 3.67%), 3.25%(b)(j)		1,675	1,883,545
Intrum AB:
2.75%, 07/15/22		846	961,788
3.50%, 07/15/26		2,756	3,158,643
Verisure Holding AB, 3.50%, 05/15/23		7,872	9,088,300
Verisure Midholding AB, 5.75%, 12/01/23		4,389	5,064,682

			20,156,958

Switzerland — 0.4%
Credit Suisse Group AG(b):
(USD Swap Semi 5 Year + 5.11%), 7.13%(j)	USD	12,125	13,049,531
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)(j)		12,250	13,405,788
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)(j)		2,635	2,961,081
(USD Swap Semi 5 Year + 4.60%), 7.50%(j)		7,592	8,531,510
(USD Swap Semi 5 Year + 3.46%), 6.25%(a)(j)		13,350	14,521,463
(USD Swap Semi 5 Year + 3.46%), 6.25%(j)		6,100	6,635,275
(SOFR + 1.56%), 2.59%, 09/11/25(a)		15,236	15,279,594
(USD Swap Semi 5 Year + 4.33%), 7.25%(a)(j)		3,650	4,074,312
Dufry One BV, 2.00%, 02/15/27	EUR	1,828	2,077,738
EFG International Guernsey Ltd., (USD Swap Semi 5 Year + 2.98%), 5.00%, 04/05/27(b)	USD	6,300	6,480,976
Holcim Finance Luxembourg SA, (EURIBOR Swap Rate 5 Year + 3.07%), 3.00%(b)(j)	EUR	4,625	5,473,195
UBS Group AG(b)(j):
(USD Swap Semi 5 Year + 5.46%), 7.13%	USD	7,956	7,994,061

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Switzerland (continued)
(EUR Swap Annual 5 Year + 5.29%), 5.75%	EUR	6,983	$8,537,786
(USD Swap Semi 5 Year + 2.43%), 5.00%	USD	2,700	2,651,400
(USD Swap Semi 5 Year + 4.34%), 7.00%(a)		32,648	35,667,940

			147,341,650

Taiwan — 0.0%(f)(l)
Bizlink Holding, Inc., 0.00%, 02/01/23		7,750	7,964,081
Hon Hai Precision Industry Co. Ltd., 0.00%, 11/06/22		6,400	6,269,452

			14,233,533

Thailand — 0.2%
Bangkok Bank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.73%, 09/25/34(b)		18,000	18,202,500
Kasikornbank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.34%, 10/02/31(b)		15,140	15,187,313
PTTEP Treasury Center Co. Ltd., 3.90%, 12/06/59(a)		20,000	19,800,000
Singha Estate PCL, 2.00%, 07/20/22(l)		9,700	9,606,031

			62,795,844

Turkey — 0.0%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(a)		6,318	5,926,383

Ukraine — 0.0%
MHP Lux SA, 6.25%, 09/19/29(a)		14,451	14,143,916

United Arab Emirates — 0.3%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47		10,000	11,550,000
Emirates NBD Bank PJSC, (USD Swap Semi 6 Year + 3.66%), 6.13%(b)(j)		15,690	16,494,113
Esic Sukuk Ltd., 3.94%, 07/30/24		13,575	13,507,125
MDGH - GMTN BV:
2.50%, 11/07/24(a)		23,082	23,139,705
2.88%, 11/07/29(a)		7,688	7,757,672
3.70%, 11/07/49		16,025	16,666,000

			89,114,615

United Kingdom — 1.7%
AA Bond Co. Ltd., 4.25%, 07/31/20	GBP	2,018	2,710,209
Arrow Global Finance plc:
5.13%, 09/15/24		5,571	7,504,796
(EURIBOR 3 Month + 3.75%), 3.75%, 03/01/26(b)	EUR	522	589,333
Ashtead Capital, Inc.(a):
4.13%, 08/15/25	USD	2,606	2,677,665
5.25%, 08/01/26		870	930,900
4.38%, 08/15/27		750	777,187
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	2,379	3,182,736
Barclays plc:
1.88%, 12/08/23	EUR	7,571	8,974,899
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.67%), 8.00%(b)(j)	USD	1,578	1,765,387
(GBP Swap 5 Year + 4.91%), 5.88%(b)(j)	GBP	3,300	4,557,436

Security	Par (000)		Value

United Kingdom (continued)
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 6.58%), 7.13%(b)(j)	GBP	31,680	$47,418,560
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(b)	EUR	5,639	6,439,526
(EUR Swap Annual 5 Year + 1.90%), 2.00%, 02/07/28(b)		4,700	5,356,004
Cabot Financial Luxembourg II SA, (EURIBOR 3 Month + 6.38%), 6.37%, 06/14/24(b)		2,924	3,402,845
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	5,887	8,091,278
Channel Link Enterprises Finance plc(b):
Series A7, (EURIBOR 6 Month + 5.55%), 1.76%, 06/30/50	EUR	6,525	7,336,575
Series A8, (EURIBOR 6 Month + 5.90%), 2.71%, 06/30/50		4,400	5,130,373
Series A5, (LIBOR GBP 6 Month + 5.78%), 3.04%, 06/30/50	GBP	3,075	4,237,508
Connect Finco SARL, 6.75%, 10/01/26(a)	USD	9,650	10,277,250
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	11,316	15,224,660
4.88%, 08/28/25		612	835,388
Dignity Finance plc:
Series A, 3.55%, 12/31/34		1,994	2,822,446
Series B, 4.70%, 12/31/49		485	518,376
EC Finance plc, 2.38%, 11/15/22	EUR	1,797	2,035,852
eG Global Finance plc:
3.63%, 02/07/24		12,672	14,242,611
4.38%, 02/07/25		6,977	7,826,101
6.25%, 10/30/25		17,244	20,454,794
El Group plc:
6.38%, 02/15/22	GBP	1,550	2,066,120
6.00%, 10/06/23		4,621	6,167,270
EnQuest plc, 0.00%, (0.00% Cash or 7.00% PIK), 04/15/22(a)(k)(n)	USD	7,877	6,872,648
Fiat Chrysler Automobiles NV, 5.25%, 04/15/23		1,000	1,068,750
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	995	1,392,970
GKN Holdings Ltd.:
5.38%, 09/19/22		7,345	10,550,719
4.62%, 05/12/32(e)		11,200	15,276,135
Greene King Finance plc:
Series A5, (LIBOR GBP 3 Month + 2.50%), 3.30%, 12/15/33(b)		24,342	32,201,894
Series A6, 4.06%, 03/15/35		4,232	6,223,420
Series B2, (LIBOR GBP 3 Month + 2.08%), 2.88%, 03/15/36(b)		900	1,082,313
HBOS Capital Funding LP, 6.85%(j)	USD	7,996	8,163,916
Heathrow Finance plc:
4.75%, 03/01/24	GBP	100	141,732
4.13%, 09/01/29		2,714	3,649,608
HSBC Holdings plc, (EUR Swap Annual 5 Year + 4.38%), 5.25%(b)(j)	EUR	4,400	5,380,344
Iceland Bondco plc, 4.63%, 03/15/25	GBP	6,000	6,925,062
Imperial Brands Finance plc, 2.13%, 02/12/27	EUR	7,700	9,021,181
Intu Jersey 2 Ltd., 2.88%, 11/01/22(l)	GBP	7,000	6,341,907
Intu SGS Finance plc, 3.88%, 03/17/23		2,700	3,203,594
Ithaca Energy North Sea plc, 9.38%, 07/15/24(a)	USD	8,650	9,039,250
Jaguar Land Rover Automotive plc:
4.50%, 01/15/26	EUR	500	539,841
6.88%, 11/15/26		4,097	4,825,385

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United Kingdom (continued)
4.50%, 10/01/27(a)	USD	10,500	$9,240,000
Ladbrokes Group Finance plc:
5.13%, 09/16/22	GBP	600	836,485
5.13%, 09/08/23		2,457	3,530,364
Marks & Spencer plc, 3.25%, 07/10/27		3,675	4,828,033
Mitchells & Butlers Finance plc, Series D1, (LIBOR GBP 3 Month + 2.13%), 2.92%, 06/15/36(b)		2,225	2,256,983
Motion Bondco DAC, 4.50%, 11/15/27	EUR	689	811,107
National Westminster Bank plc(b)(j):
Series B, (LIBOR USD 6 Month + 0.25%), 2.06%	USD	200	172,250
Series C, (LIBOR USD 3 Month + 0.25%), 2.16%		8,700	7,484,610
Series A, (LIMEAN USD 6 Month + 0.25%), 2.50%		200	172,250
Neptune Energy Bondco plc, 6.63%, 05/15/25(a)		9,866	9,859,883
New Look Financing plc, 8.00%, (8.00% Cash or 12.00% PIK), 05/03/24(a)(k)(n)	GBP	1,614	1,183,047
NGG Finance plc, (EUR Swap Annual 5 Year + 2.14%), 1.62%, 12/05/79(b)	EUR	7,125	8,092,643
Nomad Foods Bondco plc, 3.25%, 05/15/24		1,100	1,264,470
Ocado Group plc, 0.88%, 12/09/25(l)	GBP	5,700	7,687,646
Pinewood Finance Co. Ltd., 3.25%, 09/30/25		2,284	3,101,021
Pinnacle Bidco plc, 6.38%, 02/15/25		7,750	10,727,604
Premier Foods Finance plc, 6.25%, 10/15/23		5,500	7,629,166
Royal Bank of Scotland Group plc:
(USD Swap Semi 5 Year + 7.60%), 8.62%(b)(j)	USD	10,000	10,725,000
2.50%, 03/22/23	EUR	7,571	9,071,937
Spirit Issuer plc, Series A2, (LIBOR GBP 3 Month + 2.70%), 3.49%, 12/28/31(b)	GBP	14,430	18,731,790
Stonegate Pub Co. Financing plc:
4.88%, 03/15/22		1,775	2,398,094
(LIBOR GBP 3 Month + 4.38%), 5.17%, 03/15/22(b)		550	730,387
(LIBOR GBP 3 Month + 6.25%), 7.05%, 03/15/22(b)		4,741	6,311,331
Synlab Unsecured Bondco plc, 8.25%, 07/01/23	EUR	603	708,513
Tesco plc, 5.13%, 04/10/47		1,200	1,951,631
Tesco Property Finance 1 plc, 7.62%, 07/13/39	GBP	3,163	6,101,153
Tesco Property Finance 3 plc, 5.74%, 04/13/40		6,875	11,806,589
Tesco Property Finance 4 plc, 5.80%, 10/13/40		3,245	5,624,394
Top Gun Realisations 74 plc, 6.50%, 07/01/22(g)(m)		1,075	254,530
Tullow Oil Jersey Ltd., 6.63%, 07/12/21(l)	USD	10,400	9,913,962
Unique Pub Finance Co. plc (The)(e):
Series M, 7.40%, 03/28/24	GBP	14,699	22,195,019
Series N, 6.46%, 03/30/32		9,801	16,488,335
Virgin Media Secured Finance plc:
4.88%, 01/15/27		1,854	2,555,048
5.00%, 04/15/27		1,600	2,241,223
6.25%, 03/28/29		2,319	3,271,711

Security	Par (000)		Value

United Kingdom (continued)
Vodafone Group plc(b):
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/03/78	EUR	1,710	$2,162,666
(GBP Swap 5 Year + 3.27%), 4.87%, 10/03/78	GBP	575	822,957
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 01/03/79	EUR	10,300	12,131,186
(USD Swap Semi 5 Year + 4.87%), 7.00%, 04/04/79	USD	4,417	5,189,368
William Hill plc, 4.75%, 05/01/26	GBP	1,000	1,371,231

			567,090,371

United States — 13.5%
AbbVie, Inc.:
4.25%, 11/14/28	USD	14,262	15,774,992
4.05%, 11/21/39(a)		8,205	8,623,924
4.25%, 11/21/49(a)		14,772	15,685,182
Advanced Micro Devices, Inc., 7.50%, 08/15/22		18,325	20,638,531
Aetna, Inc., 3.88%, 08/15/47		10,000	10,172,209
Allergan Funding SCS, 3.80%, 03/15/25		24,215	25,447,726
Allergan Sales LLC, 5.00%, 12/15/21(a)		5,285	5,527,740
Ambac Assurance Corp., 5.10%, 06/07/20(a)		1,407	2,082,975
American Airlines Group, Inc.:
4.63%, 03/01/20(a)		10,610	10,626,658
Series 2017-1C, 5.18%, 08/15/23(d)		3,141	3,219,207
American Airlines Pass-Through Trust(d):
Series 2017-2, Class A, 4.13%, 06/15/22		36,175	36,175,000
Series 2011-1, Class B, 4.87%, 04/22/25		3,401	3,519,819
Series 2017-2, Class A, 4.00%, 12/15/25		6,840	6,891,300
Series 2017-2, Class A, 3.50%, 12/15/27		44,128	44,900,240
American Airlines, Inc., Series 2017-2C, 5.18%, 10/15/23(d)		3,043	3,104,349
American Energy- Permian Basin LLC, 12.00%, 10/01/24(a)		11,177	7,656,245
American Tower Corp., 5.00%, 02/15/24		15,280	16,805,985
American University (The), 3.67%, 04/01/49		14,782	15,854,555
AMN Healthcare, Inc., 5.13%, 10/01/24(a)		9,636	9,973,260
Anthem, Inc., 3.70%, 09/15/49		10,000	9,984,590
Apache Corp.:
4.38%, 10/15/28		4,205	4,398,381
4.75%, 04/15/43		5,000	4,831,142
5.35%, 07/01/49		3,265	3,413,584
Apple, Inc., 2.95%, 09/11/49		26,930	26,111,094
Arconic, Inc.:
5.40%, 04/15/21		838	863,924
5.87%, 02/23/22		5,549	5,925,349
5.13%, 10/01/24		1,541	1,679,690
5.90%, 02/01/27		26,394	30,228,607
ARI Investments LLC(b)(d):
(LIBOR USD 1 Month + 2.90%), 4.61%, 01/06/25		7,545	7,545,216
(LIBOR USD 1 Month + 0.00%), 1.80%, 01/30/25		3,178	3,177,920
Arrow Bidco LLC, 9.50%, 03/15/24(a)		16,599	15,852,045
Ashton Woods USA LLC(a):
6.75%, 08/01/25		2,857	2,921,282
9.88%, 04/01/27		18,106	20,369,250

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
AT&T, Inc.:
0.00%, 11/27/22(a)(f)	USD	1,000	$935,039
3.40%, 05/15/25		13,508	14,146,556
4.35%, 03/01/29		20,095	22,355,944
Avantor, Inc., 6.00%, 10/01/24(a)		7,986	8,514,913
Avis Budget Finance plc:
4.13%, 11/15/24	EUR	1,001	1,156,506
4.75%, 01/30/26		1,084	1,301,038
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25		2,616	3,022,398
Ball Corp., 0.88%, 03/15/24		3,046	3,442,323
Banff Merger Sub, Inc.:
8.38%, 09/01/26		2,680	2,837,643
9.75%, 09/01/26(a)	USD	3,090	3,128,625
Bank of America Corp.:
Series L, 4.18%, 11/25/27		22,735	24,654,899
(LIBOR USD 3 Month + 1.07%), 3.97%, 03/05/29(b)		17,225	18,771,331
(LIBOR USD 3 Month + 1.31%), 4.27%, 07/23/29(b)		38,199	42,458,758
(LIBOR USD 3 Month + 0.01%), 2.88%, 10/22/30(b)		20,350	20,528,781
Bank of America NA, 6.00%, 10/15/36		2,420	3,311,874
Bausch Health Cos., Inc.:
6.50%, 03/15/22(a)		18,084	18,490,890
4.50%, 05/15/23	EUR	10,241	11,630,921
5.88%, 05/15/23(a)	USD	1,846	1,862,153
7.00%, 03/15/24(a)		13,755	14,305,200
5.50%, 11/01/25(a)		113	118,085
5.00%, 01/30/28(a)		2,000	2,052,780
5.25%, 01/30/30(a)		1,972	2,044,964
Baylor Scott & White Holdings, 4.19%, 11/15/45		5,493	6,143,440
Beacon Roofing Supply, Inc., 4.50%, 11/15/26(a)		1,530	1,575,900
Beazer Homes USA, Inc., 7.25%, 10/15/29(a)		11,497	12,273,047
Becton Dickinson and Co., 3.73%, 12/15/24		10,000	10,601,759
Belden, Inc.:
2.88%, 09/15/25	EUR	920	1,057,247
4.13%, 10/15/26		4,348	5,217,577
3.88%, 03/15/28		1,200	1,430,167
Berry Global, Inc.:
1.00%, 01/15/25		3,887	4,379,014
1.50%, 01/15/27		1,053	1,190,009
Boyd Gaming Corp.:
6.38%, 04/01/26	USD	1,000	1,075,937
4.75%, 12/01/27(a)		14,020	14,563,275
Brinker International, Inc., 5.00%, 10/01/24(a)		13,057	13,807,777
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)		17,020	11,063,000
Builders FirstSource, Inc., 5.63%, 09/01/24(a)		689	716,560
Caesars Entertainment Corp., 5.00%, 10/01/24(l)		5,844	11,227,785
Callon Petroleum Co., 6.13%, 10/01/24		7,880	8,029,247
Calpine Corp.:
5.38%, 01/15/23		8,090	8,201,238
5.25%, 06/01/26(a)		8,975	9,345,219
4.50%, 02/15/28(a)		33,389	33,685,160
5.13%, 03/15/28(a)		32,376	33,046,183
Cameron LNG LLC, 3.40%, 01/15/38(a)		5,864	5,885,380

Security	Par (000)		Value

United States (continued)
Capital One Financial Corp., 3.90%, 01/29/24	USD	38,450	$40,783,414
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(a)		13,791	14,308,162
Carlson Travel, Inc., 6.75%, 12/15/23(a)		8,210	8,374,200
Carpenter Technology Corp., 4.45%, 03/01/23		12,790	13,263,294
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23		1,789	1,815,567
CCO Holdings LLC, 5.75%, 01/15/24		61	62,067
CDK Global, Inc., 5.00%, 10/15/24(e)		3,702	4,007,415
Centene Corp.(a):
5.38%, 06/01/26		11,900	12,628,875
4.25%, 12/15/27		33,708	34,677,105
Centennial Resource Production LLC(a):
5.38%, 01/15/26		32,080	31,518,600
6.88%, 04/01/27		16,254	16,904,160
Century Communities, Inc., 6.75%, 06/01/27(a)(e)		13,410	14,378,202
Charter Communications Operating LLC:
(LIBOR USD 3 Month + 1.65%), 3.56%,02/01/24(b)		557	572,967
4.91%, 07/23/25		30,305	33,371,181
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		34,960	40,287,554
5.88%, 03/31/25		7,172	8,064,627
5.13%, 06/30/27		30,288	33,473,692
3.70%, 11/15/29(a)		18,908	19,309,171
Cheniere Energy Partners LP:
5.25%, 10/01/25		20,734	21,606,694
5.63%, 10/01/26		1,355	1,432,913
4.50%, 10/01/29(a)		6,430	6,607,468
Cheniere Energy, Inc., 0.00%, (0.00% Cash or 4.88% PIK), 05/28/21(a)(k)(l)		45,282	46,234,284
Chesapeake Energy Corp.:
6.63%, 08/15/20		22,402	22,177,980
6.13%, 02/15/21		29,855	27,615,875
5.38%, 06/15/21		4,795	4,363,450
4.88%, 04/15/22		4,966	3,923,140
5.75%, 03/15/23		5,150	3,485,932
11.50%, 01/01/25(a)		35,405	33,457,725
CHRISTUS Health, Series C, 4.34%, 07/01/28		9,278	10,250,308
Cigna Corp.:
4.13%, 11/15/25		7,576	8,221,805
4.38%, 10/15/28		20,000	22,157,759
Citgo Holding, Inc., 9.25%, 08/01/24(a)		7,525	8,070,562
Citigroup, Inc.(b):
(LIBOR USD 3 Month + 1.19%), 4.07%, 04/23/29		38,638	42,296,188
(SOFR + 1.42%), 2.98%, 11/05/30		33,285	33,802,775
Claremont Mckenna College, 3.38%, 01/01/50		9,889	9,821,761
Clear Channel Worldwide Holdings Inc., 5.13%, 08/15/27(a)		747	777,851
CNX Resources Corp., 5.88%, 04/15/22		3,375	3,377,362
Comcast Corp.:
4.00%, 03/01/48		930	1,032,453
4.00%, 11/01/49		12,265	13,601,147
4.95%, 10/15/58		6,115	7,969,195
Commercial Metals Co.:
4.88%, 05/15/23		9,935	10,332,400
5.75%, 04/15/26		5,469	5,715,105
5.38%, 07/15/27		22,403	23,523,150

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
CommonSpirit Health:
3.35%, 10/01/29	USD	5,411	$5,444,208
4.35%, 11/01/42		4,455	4,575,879
4.19%, 10/01/49		5,616	5,615,006
CommScope, Inc.(a):
5.50%, 06/15/24		12,155	12,307,181
6.00%, 03/01/26		10,330	10,988,537
8.25%, 03/01/27		16,310	17,166,275
Conservation Fund A Nonprofit Corp. (The), 3.47%, 12/15/29		4,644	4,630,062
Coty, Inc.:
4.00%, 04/15/23	EUR	800	919,884
4.75%, 04/15/26		900	1,065,054
Crown Castle International Corp.:
3.65%, 09/01/27	USD	41,975	44,422,822
4.30%, 02/15/29		3,745	4,151,010
3.10%, 11/15/29		6,450	6,532,684
Crown European Holdings SA:
2.25%, 02/01/23	EUR	2,921	3,415,671
2.25%, 02/01/23(a)		300	350,805
0.75%, 02/15/23		3,040	3,411,025
3.38%, 05/15/25		432	533,177
CrownRock LP, 5.63%, 10/15/25(a)	USD	2,913	2,971,260
CSC Holdings LLC:
5.38%, 07/15/23(a)		16,942	17,365,550
5.25%, 06/01/24		360	387,900
6.63%, 10/15/25(a)		20,505	21,812,194
10.88%, 10/15/25(a)		28,609	31,970,558
5.50%, 05/15/26(a)		1,683	1,781,859
5.50%, 04/15/27(a)		1,619	1,738,563
5.38%, 02/01/28(a)		1,257	1,340,276
6.50%, 02/01/29(a)		2,101	2,342,615
5.75%, 01/15/30(a)		10,521	11,231,168
CVR Refining LLC, 6.50%, 11/01/22		833	843,412
CVS Health Corp., 4.10%, 03/25/25		23,370	25,091,532
DCP Midstream Operating LP:
5.35%, 03/15/20(a)		9,652	9,700,260
5.38%, 07/15/25		1,000	1,087,500
Dell International LLC(a):
4.42%, 06/15/21		8,260	8,500,462
5.88%, 06/15/21		839	852,114
Dell, Inc., 4.63%, 04/01/21		170	174,675
Diamond BC BV, 5.63%, 08/15/25	EUR	100	110,151
Diamond Sports Group LLC(a):
5.38%, 08/15/26	USD	5,092	5,150,823
6.63%, 08/15/27		4,830	4,697,175
Diamondback Energy, Inc.:
2.88%, 12/01/24		41,951	42,440,879
5.38%, 05/31/25		56,705	59,535,910
3.25%, 12/01/26		32,764	33,163,418
3.50%, 12/01/29		74,536	75,847,833
Discovery Communications LLC, 2.95%, 03/20/23		7,957	8,109,793
Dun & Bradstreet Corp. (The), 10.25%, 02/15/27(a)		10,755	12,368,250
Eagle Holding Co. II LLC, 7.75%,
(7.75% Cash or 8.50% PIK), 05/15/22(a)(k)		1,940	1,969,837
Elanco Animal Health, Inc.:
3.91%, 08/27/21		15,436	15,836,339
4.27%, 08/28/23		23,375	24,693,174
4.90%, 08/28/28		3,776	4,109,127
Eldorado Resorts, Inc., 6.00%, 04/01/25		1,000	1,050,000
EMC Corp., 2.65%, 06/01/20		860	860,155

Security	Par (000)		Value

United States (continued)
Endeavor Energy Resources LP(a):
5.50%, 01/30/26	USD	8,367	$8,638,927
5.75%, 01/30/28		2,551	2,681,739
Energen Corp., 4.63%, 09/01/21		30,810	31,533,727
Energy Transfer Operating LP, 4.25%, 03/15/23		1,000	1,044,515
EnLink Midstream Partners LP:
4.40%, 04/01/24		1,150	1,115,615
4.15%, 06/01/25		2,560	2,406,400
4.85%, 07/15/26		1,530	1,434,375
Equinix, Inc.:
2.88%, 03/15/24	EUR	5,331	6,174,126
2.63%, 11/18/24	USD	8,713	8,729,206
2.90%, 11/18/26		1,601	1,603,802
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		7,270	7,515,362
FedEx Corp., 4.95%, 10/17/48		14,362	15,701,378
Fidelity National Information Services, Inc.:
3.36%, 05/21/31	GBP	3,270	4,742,912
2.95%, 05/21/39	EUR	1,225	1,598,368
Fiserv, Inc., 3.50%, 07/01/29	USD	28,677	30,141,774
Five Point Operating Co. LP, 7.88%, 11/15/25(a)		21,761	21,920,073
Ford Motor Credit Co. LLC:
2.43%, 06/12/20		5,750	5,746,481
3.16%, 08/04/20		5,750	5,772,826
5.58%, 03/18/24		15,627	16,916,849
4.06%, 11/01/24		13,057	13,325,782
2.33%, 11/25/25	EUR	4,450	5,085,007
5.11%, 05/03/29	USD	13,360	13,768,777
Forestar Group, Inc., 8.00%, 04/15/24(a)		24,894	27,072,225
Frontier Communications Corp.(a):
8.50%, 04/01/26		5,341	5,407,762
8.00%, 04/01/27		5,132	5,362,940
General Motors Co., 5.95%, 04/01/49		21,165	23,463,778
George Washington University (The), Series 2018, 4.13%, 09/15/48		6,366	7,348,840
GLP Capital LP:
4.38%, 04/15/21		4,450	4,536,419
5.38%, 11/01/23		343	373,211
3.35%, 09/01/24		11,145	11,375,813
Golden Entertainment, Inc., 7.63%, 04/15/26(a)		3,070	3,254,200
Golden Nugget, Inc., 6.75%, 10/15/24(a)		7,140	7,389,900
Goldman Sachs Group, Inc. (The), (LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(b)		15,818	17,440,598
Graphic Packaging International LLC, 4.75%, 04/15/21		277	283,579
Great Western Petroleum LLC, 9.00%, 09/30/21(a)		15,677	14,011,319
H&E Equipment Services, Inc., 5.63%, 09/01/25		1,111	1,163,773
Halliburton Co., 5.00%, 11/15/45		5,000	5,715,655
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24	EUR	885	1,088,848
Hasbro, Inc., 3.55%, 11/19/26	USD	6,960	7,008,898
HCA Healthcare, Inc., 6.25%, 02/15/21		2,195	2,288,288
HCA, Inc.:
5.00%, 03/15/24		7,568	8,273,087
5.38%, 02/01/25		3,208	3,547,502
5.25%, 04/15/25		10,577	11,834,709
5.88%, 02/15/26		2,852	3,243,095
5.38%, 09/01/26		2,521	2,807,764
4.13%, 06/15/29		25,591	27,154,077

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
HD Supply, Inc., 5.38%, 10/15/26(a)	USD	1,927	$2,042,620
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	7,891	9,208,043
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24	USD	3,182	3,241,663
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		7,592	7,800,780
4.88%, 04/01/27		710	754,375
Hologic, Inc., 4.38%, 10/15/25(a)		1,171	1,209,058
Huntsman International LLC, 5.13%, 11/15/22		5,549	5,927,239
Hyundai Capital America(a):
3.95%, 02/01/22		18,183	18,665,759
2.85%, 11/01/22		2,135	2,159,686
3.40%, 06/20/24		27,334	27,863,733
Informatica LLC, 7.13%, 07/15/23(a)		17,420	17,681,300
Intelsat SA, 4.50%, 06/15/25(l)		7,707	5,074,081
International Business Machines Corp.:
0.88%, 01/31/25	EUR	25,240	29,274,023
4.25%, 05/15/49	USD	18,355	21,006,619
International Game Technology plc:
6.25%, 02/15/22(a)		14,044	14,816,420
4.75%, 02/15/23	EUR	3,900	4,785,408
3.50%, 07/15/24		1,364	1,646,126
6.50%, 02/15/25(a)	USD	1,303	1,462,617
6.25%, 01/15/27(a)		844	949,500
IQVIA, Inc.:
3.25%, 03/15/25(a)	EUR	1,050	1,201,209
3.25%, 03/15/25		6,775	7,750,656
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	3,219	4,354,495
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)	USD	3,925	4,101,625
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	8,220	9,474,672
Jagged Peak Energy LLC, 5.88%, 05/01/26	USD	8,197	8,463,239
JBS Investments II GmbH, 5.75%, 01/15/28(a)		10,945	11,541,503
JBS USA LUX SA(a):
5.88%, 07/15/24		2,271	2,335,587
5.75%, 06/15/25		1,297	1,344,017
6.75%, 02/15/28		1,053	1,164,552
JPMorgan Chase & Co.(b):
(LIBOR USD 3 Month + 1.33%), 4.45%, 12/05/29		37,888	43,120,004
(SOFR + 1.51%), 2.74%, 10/15/30		23,850	23,853,484
(LIBOR USD 3 Month + 1.38%), 3.96%, 11/15/48		10,000	11,331,131
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		534	555,360
KB Home, 7.63%, 05/15/23		4,682	5,243,840
KFC Holding Co., 5.25%, 06/01/26(a)		1,297	1,368,335
Kraft Heinz Foods Co., 5.00%, 06/04/42		19,085	20,392,700
Lamb Weston Holdings, Inc.(a):
4.63%, 11/01/24		1,027	1,089,904
4.88%, 11/01/26		1,027	1,088,620
Lennar Corp.:
2.95%, 11/29/20		55	55,137
8.38%, 01/15/21		2,042	2,159,415
4.75%, 04/01/21		6,025	6,160,562
4.13%, 01/15/22		3,056	3,124,760
4.75%, 11/15/22(e)		32,238	33,849,900
4.88%, 12/15/23		3,655	3,910,850
4.50%, 04/30/24		1,798	1,901,385
5.88%, 11/15/24		10,976	12,238,240
4.75%, 05/30/25		619	665,425

Security		Par (000)	Value

United States (continued)
5.25%, 06/01/26	USD	172	$188,340
4.75%, 11/29/27		1,113	1,199,258
Level 3 Financing, Inc.:
5.63%, 02/01/23		3,760	3,771,280
5.13%, 05/01/23		5,909	5,945,931
5.38%, 05/01/25		985	1,019,475
5.25%, 03/15/26		956	994,240
LGI Homes, lnc., 6.88%, 07/15/26(a)		2,857	2,992,707
Lumentum Holdings, Inc., 0.50%, 12/15/26(a)(l)		2,876	3,120,460
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26		3,825	4,164,469
Marsh & McLennan Cos., Inc., 4.38%, 03/15/29		17,855	20,357,211
Masonite International Corp., 5.75%, 09/15/26(a)		350	371,875
Massachusetts Institute of Technology, 3.96%, 07/01/38		8,375	9,472,996
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(a)		14,877	15,324,798
McDonald’s Corp.:
3.63%, 05/01/43		15,400	15,345,071
4.88%, 12/09/45		18,122	21,848,024
Medtronic Global Holdings SCA:
1.13%, 03/07/27	EUR	2,850	3,356,016
1.63%, 03/07/31		4,260	5,237,937
2.25%, 03/07/39		3,570	4,544,109
Meritor, Inc., 6.25%, 02/15/24	USD	10,523	10,782,918
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		19,934	21,802,613
4.50%, 09/01/26		585	615,713
5.75%, 02/01/27(a)		878	978,970
MGM Resorts International, 4.63%, 09/01/26		1,000	1,060,000
Microchip Technology, Inc., 3.92%, 06/01/21		41,630	42,574,195
Micron Technology, Inc., 4.66%, 02/15/30		3,530	3,889,332
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48		7,850	8,843,897
Morgan Stanley(b):
(SOFR + 1.15%), 2.72%, 07/22/25		6,898	6,985,207
(LIBOR USD 3 Month + 1.63%), 4.43%, 01/23/30		75,593	85,501,393
MPLX LP, 5.25%, 01/15/25(a)		11,313	11,882,535
MPT Operating Partnership LP:
2.55%, 12/05/23	GBP	1,350	1,819,360
3.33%, 03/24/25	EUR	4,000	4,945,943
3.69%, 06/05/28	GBP	1,375	1,868,086
NBCUniversal Media LLC, 4.45%, 01/15/43	USD	7,530	8,781,981
NCR Corp., 5.00%,07/15/22		3,736	3,775,695
Netflix, Inc.:
3.88%, 11/15/29	EUR	8,698	10,317,548
3.63%, 06/15/30		6,190	7,134,264
Newfield Exploration Co., 5.38%, 01/01/26	USD	863	936,022
Newmont Goldcorp Corp., 2.80%, 10/01/29		2,360	2,338,203
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(a)		6,569	6,922,412
NGPL PipeCo LLC(a):
4.38%, 08/15/22		17,849	18,540,315
4.88%, 08/15/27		1,428	1,517,875

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
7.77%, 12/15/37	USD	16,568	$21,392,320
Nielsen Finance LLC, 5.00%, 04/15/22(a)		17,666	17,732,247
NRG Energy, Inc.:
7.25%, 05/15/26		10,876	11,882,030
6.63%, 01/15/27		1,515	1,643,775
5.75%, 01/15/28		1,013	1,099,105
4.45%, 06/15/29(a)		1,075	1,126,168
2.75%, 06/01/48(l)		7,928	8,988,370
NuStar Logistics LP, 4.80%, 09/01/20		10,394	10,523,925
Ochsner Clinic Foundation, 5.90%, 05/15/45		3,304	4,372,792
Ol European Group BV, 2.88%, 02/15/25	EUR	5,141	5,975,124
Oncor Electric Delivery Co. LLC, 3.80%, 06/01/49	USD	9,575	10,412,682
Pacific Drilling SA, 8.38%, 10/01/23(a)		4,930	4,498,625
Panther BF Aggregator 2 LP, 4.38%, 05/15/26	EUR	5,936	6,979,347
Parsley Energy LLC(a):
6.25%, 06/01/24	USD	17,007	17,687,280
5.38%, 01/15/25		21,382	22,023,460
5.25%, 08/15/25		4,255	4,372,013
5.63%, 10/15/27		3,522	3,724,515
PayPal Holdings, Inc., 2.65%, 10/01/26		30,460	30,887,818
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48		1,293	1,592,025
PulteGroup, Inc.:
4.25%, 03/01/21		425	432,437
5.50%, 03/01/26		9,803	10,954,853
5.00%, 01/15/27		556	605,484
7.88%, 06/15/32		10,834	13,921,690
6.00%, 02/15/35		141	157,215
Qorvo, Inc.:
5.50%, 07/15/26		8,202	8,735,130
4.38%, 10/15/29(a)		5,032	5,271,020
Quest Diagnostics, Inc., 2.95%, 06/30/30		5,569	5,570,077
Quicken Loans, Inc.(a):
5.75%, 05/01/25		42,081	43,501,234
5.25%, 01/15/28		2,182	2,258,370
Realogy Group LLC, 9.38%, 04/01/27(a)		1,092	1,139,458
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	9,561	11,671,018
6.25%, 05/15/26(a)	USD	19,405	21,175,706
8.25%, 11/15/26(a)		1,625	1,830,156
Reynolds Group Issuer, Inc.(a):
5.13%, 07/15/23		1,000	1,023,750
7.00%, 07/15/24		418	432,108
Rockies Express Pipeline LLC, 5.63%, 04/15/20(a)		32,979	33,328,501
RWJ Barnabas Health, Inc., 3.48%, 07/01/49		3,026	2,990,637
Sabine Pass Liquefaction LLC:
6.25%, 03/15/22		14,495	15,574,045
5.63%, 04/15/23(e)		2,292	2,494,654
5.75%, 05/15/24		4,075	4,546,469
5.63%, 03/01/25		9,336	10,515,217
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		11,780	12,068,610
5.25%, 11/15/23		860	882,575
Scientific Games International, Inc., 7.00%, 05/15/28(a)		9,800	10,510,500
Shea Homes LP, 5.88%, 04/01/23(a)		154	156,887

Security		Par (000)	Value

United States (continued)
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(a)	USD	8,502	$8,990,865
Sirius XM Radio, Inc.(a):
3.88%, 08/01/22		5,095	5,203,269
4.63%, 07/15/24		13,219	13,879,950
5.38%, 07/15/26		1,233	1,309,677
5.00%, 08/01/27		1,754	1,850,470
5.50%, 07/01/29		8,172	8,835,893
SM Energy Co.:
1.50%, 07/01/21(l)		5,909	5,593,980
6.13%, 11/15/22		2,930	2,959,300
5.00%, 01/15/24		1,455	1,385,887
Spectrum Health System Obligated Group, Series 19A, 3.49%, 07/15/49		5,353	5,360,429
Sprint Communications, Inc.:
7.00%, 03/01/20(a)		10,133	10,186,908
7.00%, 08/15/20		2,910	2,971,837
Sprint Corp.:
7.25%, 09/15/21		11,599	12,265,942
7.88%, 09/15/23		20,847	23,001,121
7.13%, 06/15/24		5,796	6,252,435
Sprint Spectrum Co. LLC, 3.36%, 09/20/21(a)(e)		2,957	2,982,939
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23		22,510	23,486,519
Standard Industries, Inc.:
5.50%, 02/15/23(a)		619	629,059
5.38%, 11/15/24(a)		1,355	1,392,262
6.00%, 10/15/25(a)		35,837	37,673,646
2.25%, 11/21/26	EUR	1,361	1,571,633
5.00%, 02/15/27(a)	USD	619	645,308
4.75%, 01/15/28(a)		2,457	2,518,425
Staples, Inc.(a):
7.50%, 04/15/26		16,848	17,479,800
10.75%, 04/15/27		15,820	16,057,300
Steel Dynamics, Inc.:
5.25%, 04/15/23		833	849,233
5.50%, 10/01/24		10,709	11,031,430
2.80%, 12/15/24		3,867	3,891,796
4.13%, 09/15/25		185	190,118
5.00%, 12/15/26		6,635	7,056,515
3.45%, 04/15/30		8,423	8,523,059
Summit Materials LLC, 6.13%, 07/15/23		5,559	5,649,334
SUN Country Marine, Inc.:
Series 2019-1C, 7.00%, 12/15/23		5,080	5,080,000
Series 2019-1B, 4.70%, 12/15/25		5,080	5,080,000
Sunoco Logistics Partners Operations LP, 4.65%, 02/15/22		2,416	2,519,144
Sunoco LP:
4.88%, 01/15/23		23,514	24,043,535
5.50%, 02/15/26		2,548	2,643,550
6.00%, 04/15/27		702	749,385
5.88%, 03/15/28		10,464	11,110,728
Sutter Health, Series 2018, 3.70%, 08/15/28		8,337	8,934,868
Talen Energy Supply LLC:
6.50%, 06/01/25		12,477	10,648,246
10.50%, 01/15/26(a)		10,841	10,312,501
7.25%, 05/15/27(a)		43,347	45,609,714
Talos Production LLC, 11.00%, 04/03/22		14,140	14,458,150
Targa Resources Partners LP:
4.25%, 11/15/23		2,000	2,020,000
5.13%, 02/01/25		427	443,013
5.88%, 04/15/26		12,610	13,398,125

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)	USD	16,816	$18,497,600
Tempur Sealy International, Inc., 5.50%, 06/15/26		702	739,733
Tenet Healthcare Corp.:
4.63%, 07/15/24		2,304	2,358,720
4.63%, 09/01/24(a)		16,347	17,043,382
4.88%, 01/01/26(a)		18,737	19,625,134
Toledo Hospital (The), 5.75%, 11/15/38		2,953	3,375,812
Toll Brothers Finance Corp.:
5.88%, 02/15/22		2,000	2,115,000
4.38%, 04/15/23		15,384	16,076,280
4.88%, 11/15/25		4,261	4,644,490
4.88%, 03/15/27		2,000	2,160,000
4.35%, 02/15/28		2,000	2,085,000
3.80%, 11/01/29		14,512	14,439,440
TransDigm, Inc.:
6.50%, 07/15/24		3,865	3,986,168
6.25%, 03/15/26(a)		31,373	33,964,723
Transocean Guardian Ltd., 5.88%, 01/15/24(a)		2,990	3,056,774
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(a)		22,040	23,362,612
Transocean Proteus Ltd., 6.25%, 12/01/24(a)		2,572	2,648,954
TRI Pointe Group, Inc.:
4.88%, 07/01/21		5,064	5,190,600
5.25%, 06/01/27		11,685	12,210,825
United Airlines Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 08/15/21		13,278	13,752,403
Series 2019-2, Class B, 3.50%, 05/01/28		4,758	4,805,774
United Rentals North America, Inc.:
5.50%, 07/15/25		10,831	11,254,086
4.63%, 10/15/25		927	953,049
5.88%, 09/15/26		1,233	1,322,701
6.50%, 12/15/26		1,355	1,489,229
5.50%, 05/15/27		1,233	1,320,876
4.88%, 01/15/28		2,062	2,147,016
UnitedHealth Group, Inc.:
3.50%, 08/15/39		5,215	5,476,739
4.25%, 06/15/48		10,460	12,159,419
4.45%, 12/15/48		5,000	5,980,446
3.70%, 08/15/49		6,470	6,954,409
3.88%, 08/15/59		8,400	9,072,346
University of Southern California, 3.03%, 10/01/39		634	637,387
US Concrete, Inc., 6.38%, 06/01/24		702	732,712
VeriSign, Inc.:
4.63%, 05/01/23		14,371	14,600,936
5.25%, 04/01/25		1,230	1,355,841
4.75%, 07/15/27		2,000	2,110,000
Verizon Communications, Inc.:
4.02%, 12/03/29		18,425	20,539,184
4.67%, 03/15/55		6,840	8,451,371
Vertiv Group Corp., 9.25%, 10/15/24(a)		5,950	6,396,250
VICI Properties LP(a):
4.25%, 12/01/26		22,907	23,594,210
4.63%, 12/01/29		13,313	13,878,803
Vistra Energy Corp., 5.88%, 06/01/23		973	995,418
Vistra Operations Co. LLC(a):
3.55%, 07/15/24		52,811	53,498,481
5.50%, 09/01/26		1,233	1,306,980
5.63%, 02/15/27		1,603	1,689,161

Security		Par (000)	Value

United States (continued)
5.00%, 07/31/27	USD	21,647	$22,620,682
Washington Mutual Escrow Bonds(d)(g)(m):
0.00%, 11/06/09		45,161	5
0.00%, 09/19/17		2,631	—
0.00%, 09/21/17(n)		25,126	2
0.00%, 09/21/17(f)		15,753	2
0.00%, 10/03/17(n)		14,745	1
Weekley Homes LLC:
6.00%, 02/01/23		11,052	11,065,815
6.63%, 08/15/25		5,948	6,171,050
Welltower, Inc., 2.70%, 02/15/27		1,867	1,875,001
WESCO Distribution, Inc., 5.38%, 12/15/21		1,500	1,503,750
Wesleyan University, 4.78%, 07/01/2116		4,035	4,526,758
Whiting Petroleum Corp.:
1.25%, 04/01/20(l)		1,167	1,139,095
5.75%, 03/15/21		9,900	9,365,400
William Lyon Homes, Inc.:
6.00%, 09/01/23		8,745	9,116,662
6.63%, 07/15/27(a)		1,859	2,017,015
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	8,480	9,816,169
WPX Energy, Inc.:
8.25%, 08/01/23	USD	585	672,750
5.25%, 09/15/24		760	807,500
5.75%, 06/01/26		585	624,488
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		592	624,560
Wynn Resorts Finance LLC, 5.13%, 10/01/29(a)		13,323	14,288,918
Xerox Corp., 4.50%, 05/15/21		4,669	4,794,970
XPO Logistics, Inc., 6.50%, 06/15/22(a)		520	529,880
Zayo Group LLC:
6.00%, 04/01/23		7,136	7,296,560
6.38%, 05/15/25		3,760	3,875,921
Zekelman Industries, Inc., 9.88%, 06/15/23(a)		412	433,115

			4,606,021,985

Vietnam — 0.1%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		10,975	11,221,937
No Va Land Investment Group Corp., 5.50%, 04/27/23(l)		15,100	14,783,844
Vinpearl JSC, 3.50%, 06/14/23(l)		8,000	8,664,474

			34,670,255

Total Corporate Bonds — 27.6% (Cost: $9,172,395,245)			9,401,695,459

Floating Rate Loan Interests — 4.2%(n)

Brazil — 0.0%
Samarco Mineracao SA, Term Loan, (LIBOR USD 3 Month + 0.00%), 0.00%, 12/02/25(d)(g)(m)		6,079	4,255,332

Canada — 0.2%(o)
Bausch Health Cos., Inc., Term Loan:
(LIBOR USD 1 Month + 3.00%), 4.74%, 06/02/25		8,838	8,881,803
(LIBOR USD 1 Month + 2.75%), 4.49%, 11/27/25		14,409	14,476,197
Kestrel Bidco, Inc., Term Loan, 12/11/26		32,284	32,543,563

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
Telesat Canada, Term Loan, 12/07/26	USD	2,200	$2,206,424

			58,107,987

Denmark — 0.0%
Nets Holdco 4 ApS, Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 02/06/25	EUR	2,646	2,955,098

France — 0.0%
CEVA Sante Animale SA, Term Loan B, (EURIBOR 3 Month + 4.75%), 4.75%, 04/13/26		3,300	3,726,596
Flamingo LUX II, 1st Lien Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 09/07/23		1,500	1,680,447
THOM Europe SAS, Term Loan, (EURIBOR 3 Month + 4.25%), 4.25%, 08/07/24		1,500	1,685,074

			7,092,117

Germany — 0.0%
HENSOLDT Holding GmbH, Term Loan B3, (EURIBOR 3 Month + 3.25%), 3.25%, 02/28/24		1,000	1,114,869
Rain Carbon GmbH, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 12/11/24		2,500	2,643,006
Springer Nature Deutschland GmbH, Term Loan B15, (EURIBOR 1 Month + 3.25%), 3.75%, 08/14/24		4,330	4,873,062

			8,630,937

Luxembourg — 0.2%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, (EURIBOR 3 Month + 3.25%), 3.25%, 09/13/23		1,463	1,618,470
Eircom Finco SARL, 1st Lien Term Loan, (EURIBOR 1 Month + 3.25%), 3.25%, 05/15/26		3,819	4,308,091
Gol Luxco SA, Term Loan, (LIBOR USD 6 Month + 6.50%), 6.50%, 08/31/20(d)	USD	31,442	31,756,420
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 3 Month + 3.75%), 5.68%, 11/27/23		8,676	8,684,207
(LIBOR USD 6 Month + 4.50%), 6.43%, 01/02/24		3,350	3,373,108
JBS USA LLC, Term Loan B, (LIBOR USD 6 Month + 2.00%), 3.80%, 05/01/26		11,273	11,339,074
Logoplaste USA, Inc., Term Loan B, (EURIBOR 6 Month + 3.50%), 3.50%, 10/04/23(d)	EUR	1,700	1,891,005
LSF10 XL Bidco SCA, Term Loan, 10/12/26(o)		1,333	1,472,579
Summer BC Holdco, Term Loan, 07/25/25(o)		6,000	6,644,390

			71,087,344

Netherlands — 0.1%
Alpha AB Bidco BV, 1st Lien Term Loan, (EURIBOR 3 Month + 3.75%), 3.75%, 07/30/25		1,000	1,096,462
Bach Finance Ltd., Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 08/30/24		2,000	2,237,792

Security		Par (000)	Value

Netherlands (continued)
Nouryon Finance BV, Term Loan, 10/01/25(o)	EUR	3,600	$4,061,662
Peer Holding III BV, Term Loan B, 11/27/26(o)		2,500	2,806,746
Peer Holdings III BV, Term Loan B, 03/07/25(o)		4,500	5,024,784
Stars Group Holdings, BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.44%, 07/10/25	USD	26,034	26,238,674
Ziggo BV, Term Loan, 01/31/29(o)	EUR	5,000	5,604,742

			47,070,862

Norway — 0.0%
Silk Bidco AS, 1st Lien Term Loan B, (EURIBOR 6 Month + 3.75%), 3.75%, 02/24/25		2,500	2,793,734

Spain — 0.1%
Areas Worldwide Financiere, Term Loan, (EURIBOR 6 Month + 4.75%), 4.75%, 07/06/26		5,000	5,628,130
Boluda Towage SL, Term Loan, (EURIBOR 6 Month + 3.50%), 3.50%, 07/30/26		2,500	2,820,907
Dorna Sports SL, 1st Lien Term Loan, (EURIBOR 6 Month + 2.75%), 2.75%, 05/03/24		3,826	4,281,608
Imagina Media Audiovisual SA, Term Loan, (EURIBOR 6 Month + 7.50%), 7.50%, 12/26/25		3,500	3,857,246
Masmovil Ibercom SA, Term Loan, (EURIBOR 6 Month + 3.25%), 3.25%, 05/07/26		3,017	3,383,390
Masmovil Ibercom SA, Term Loan B2, (EURIBOR 1 Month + 2.63%), 3.25%, 05/07/26		483	541,342
Piolin Bidco SAU, Term Loan, (EURIBOR 6 Month + 3.75%), 3.75%, 09/16/26		4,000	4,506,452
Promotora de Informaciones SA, 1st Lien Term Loan 2, (EURIBOR 1 Month + 4.00%), 4.00%, 11/30/22		6,500	7,218,140
Promotora de Informaciones SA, Term Loan, (EURIBOR 1 Month + 4.00%), 4.00%, 12/31/22		2,834	3,113,438

			35,350,653

Sweden — 0.0%
Diaverum AB, 1st Lien Term Loan B, (EURIBOR 6 Month + 3.25%), 3.25%, 07/04/24		3,500	3,898,979

Switzerland — 0.0%
Matterhorn Telecom SA, Term Loan, 09/15/26(d)(o)		4,475	5,044,706

United Kingdom — 0.1%
EG Group Ltd., Term Loan B1, 02/07/25(o)		2,494	2,770,352
Froneri Ltd., Term Loan, (EURIBOR 6 Month + 2.63%), 2.63%, 01/31/25		2,000	2,242,009
Theramex SpA, Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 01/31/25		2,500	2,755,176
Triton Bidco, Term Loan B, 09/23/26(o)	USD	9,222	9,259,026

			17,026,563

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States — 3.5%
Acadia Healthcare Co., Term Loan B2, (LIBOR USD 1 Month + 2.50%), 4.30%, 02/16/23	USD	16,350	$16,373,807
Advanced Drainage Systems, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.00%, 07/31/26		2,420	2,435,998
Aimbridge Acquisition, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.54%, 02/02/26(d)		8,463	8,526,676
Aligned Energy LLC, Term Loan, 10/09/23(d)(o)		31,847	31,846,956
Allegiant Travel Co., Term Loan, (LIBOR USD 3 Month + 4.50%), 6.39%, 02/05/24(d)		24,445	24,597,340
BCP Raptor II LLC, Term Loan, (LIBOR USD 1 Month + 4.75%), 6.55%, 11/03/25		26,410	24,297,462
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.05%, 01/02/25		10,140	10,178,409
Boxer Parent Co., Inc., Term Loan B, 10/02/25(o)		7,581	7,487,309
Bristow Group, Inc., Term Loan, (LIBOR USD 6 Month + 8.00%), 10.50%, 05/10/22(d)		4,886	4,885,619
Buckeye Partners LP, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.44%, 11/01/26		24,965	25,162,723
Caliber Home Loans, Inc., Term Loan, 04/24/21(d)(o)		39,388	39,289,530
California Resources Corp., Term Loan:
(LIBOR USD 1 Month + 10.38%), 12.18%, 12/31/21		21,090	15,641,821
12/31/22(o)		29,697	26,467,451
Charter Communications Operating, Term Loan A4, (LIBOR USD 1 Month + 1.25%), 3.05%, 02/01/25(d)		18,285	18,193,243
Charter Communications Operating, Term Loan B1, (LIBOR USD 1 Month + 1.75%), 3.55%, 04/30/25		9,849	9,911,725
Chemours Co. (The), Tranche B2 Term Loan, (EURIBOR 3 Month + 2.00%), 2.50%, 04/03/25	EUR	2,687	2,951,719
Chesapeake Energy Corp., Term Loan, 06/24/24(o)	USD	31,968	32,873,653
Circa Resort & Casino, Term Loan, (LIBOR USD 3 Month + 8.00%), 10.04%, 08/09/25		62,588	62,900,574
Colorado Plaza, Term Loan, (LIBOR USD 6 Month + 1.91%), 4.81%, 05/15/20(d)		19,300	19,357,900
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.24%, 04/15/27		9,721	9,753,184
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.00%), 6.79%, 02/06/26		16,530	16,660,918
Everi Payments, Inc., Term Loan, 05/09/24(o)		1,652	1,657,838
Facebook Burlingame, Term Loan, 05/09/23(o)		14,908	14,908,356
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.80%, 08/13/25		10,781	10,814,845

Security		Par (000)	Value

United States (continued)
Gates Global LLC, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 04/01/24	EUR	1,465	$1,635,882
Genesee & Wyoming, Inc., Term Loan, 11/06/26(o)	USD	9,130	9,208,244
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 5.56%, 07/02/25		7,760	7,794,344
Golden Nugget, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 4.55%, 10/04/23		9,902	9,926,345
Goldman Sachs Bank USA, Term Loan, (LIBOR USD 6 Month + 1.90%), 4.10%, 09/17/22(d)		29,956	29,881,086
Goldman Sachs Lending Partners LLC, Term Loan, (LIBOR USD 6 Month + 1.75%), 3.95%, 09/17/22(d)		12,774	12,741,934
Grifols Worldwide Operations Ltd., Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.74%, 11/15/27		15,508	15,628,830
Hilton Washington Dupont Hotel, Term Loan, (LIBOR USD 6 Month + 0.00%), 4.87%, 04/01/24(d)		30,000	30,090,000
Houston Center, Term Loan, (LIBOR USD 6 Month + 2.10%), 0.00% - 3.87%, 12/09/22		24,776	24,775,897
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.05%, 08/05/22		27,301	27,393,399
Interface Security LLC, Term Loan, (LIBOR USD 6 Month + 7.00%), 8.75%, 09/30/20(d)		12,087	11,815,042
Jeld-Wen, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 3.94%, 12/14/24		6,348	6,350,280
KAR Auction Services, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.06%, 09/19/26		2,348	2,363,068
Lamar Media Corp., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.56%, 03/14/25		1,040	1,044,063
LSTAR Securities Financing, Term Loan, (LIBOR USD 6 Month + 2.00%), 4.40%, 05/02/22(d)		62,554	62,553,696
McAfee LLC, Term Loan:
(LIBOR USD 1 Month + 3.75%), 5.55%, 09/30/24		36,573	36,709,685
(LIBOR USD 1 Month + 8.50%), 10.30%, 09/29/25		22,021	22,109,129
MGM Growth Properties LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.80%, 03/21/25		21,706	21,778,322
ON Semiconductor Corp., Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.80%, 09/19/26		4,116	4,141,914
Park Avenue Tower, Term Loan, (LIBOR USD 6 Month + 2.75%), 0.00% - 4.52%, 03/09/24(d)		40,597	40,596,974
PCI Gaming Authority, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.30%, 05/29/26		15,855	15,947,785
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 9.55%, 11/08/22(d)		31,064	29,821,806

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Playtika Holding Corp., Term Loan B, (LIBOR USD 1 Month + 6.00%), 7.80%, 12/10/24	USD	26,505	$26,757,044
PLH Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 6.00%), 7.89%, 08/15/23(d)		7,187	6,899,407
Ply Gem, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.49%, 04/01/25		14,010	13,961,783
Pretium Mortgage Credit, Term Loan, (LIBOR USD 6 Month + 1.74%), 3.99%, 10/21/201(d)		22,755	22,754,871
Riata Corporate Park, Term Loan, (LIBOR USD 6 Month + 1.37%), 7.21%, 06/09/22(d)		20,000	20,000,000
RNTR Seer Financing, Term Loan, (LIBOR USD 6 Month + 2.38%), 4.28%, 12/20/21(d)		18,050	18,004,875
Robertshaw US Holdings Corp., Term Loan B25, (LIBOR USD 1 Month + 3.25%), 5.06%, 02/14/25(d)		7,025	6,357,512
Robertshaw US Holdings Corp., Term Loan B26, (LIBOR USD 1 Month + 8.00%), 9.81%, 02/27/26(d)		4,760	3,808,000
Roundpoint Mortgage Servicing Corp., Term Loan, (LIBOR USD 6 Month + 2.49%), 5.87%, 08/08/20(d)		48,070	48,050,419
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 3.80%, 02/22/24		9,460	9,506,987
Select Medical Corp., Term Loan, (LIBOR USD 3 Month + 2.50%), 4.58%, 03/01/21		2,481	2,484,241
Spectacle Gary, Term Loan, 11/08/25(d)(o)		34,500	34,845,000
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.31%, 02/02/24		14,317	14,177,425
Staples, Inc., Term Loan, 09/12/24(o)		5,893	5,793,931
TAMKO Building Products, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.05% - 5.16%, 05/29/26(d)		8,923	8,989,557
Transdigm, Inc., Term Loan F, 06/09/23(o)		5,006	5,019,102
VICI Properties 1 LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.79%, 12/20/24		22,120	22,211,356
Western Digital Corp., 1st Lien Term Loan B, 04/29/23(o)		14,203	14,258,960
Western Digital Corp., Term Loan A1, (LIBOR USD 1 Month + 1.50%), 3.20%, 02/27/23		9,700	9,704,074
XPO Logistics, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.80%, 02/24/25		16,646	16,730,229

			1,171,797,554

Total Floating Rate Loan Interests — 4.2% (Cost: $1,441,113,909)			1,435,111,866

Security		Par (000)	Value

Foreign Agency Obligations — 1.4%

Argentina — 0.0%
YPF SA:
8.50%, 07/28/25(a)	USD	1,719	$1,617,471
8.50%, 06/27/29(a)		956	863,089
7.00%, 12/15/47		8,336	6,575,020

			9,055,580

China — 0.4%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	8,600	9,574,270
China Cinda Asset Management Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.29%), 4.45%(b)(j)	USD	200	199,750
China Development Bank:
3.30%, 02/01/24	CNY	268,000	38,397,995
4.04%, 07/06/28		127,300	18,651,936
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(b)(j)	USD	3,179	3,197,875
China National Petroleum Corp., Series B, 4.16%, 08/16/25	CNY	100,000	14,521,989
China Southern Power Grid Co. Ltd.: 3.76%, 01/14/24		80,000	11,351,950
China State Railway Group Co. Ltd.: 4.88%,10/17/24		90,000	13,603,278
Series A, 5.42%, 05/27/24		10,000	1,541,294
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21	USD	5,700	5,395,905
Inner Mongolia High-Grade High Way Construction and Development Co. Ltd., 4.38%, 12/04/20		2,832	2,819,823
State Grid Corp. of China, 5.38%, 08/19/24	CNY	20,000	3,075,481

			122,331,546

Colombia — 0.1%
Ecopetrol SA:
5.38%, 06/26/26	USD	5,000	5,606,250
7.38%, 09/18/43		9,000	12,135,938
5.88%, 05/28/45		6,759	7,967,171
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(a)		6,313	6,573,411

			32,282,770

France — 0.2%
Electricite de France SA:
(EUR Swap Annual 6 Year + 3.44%), 4.00%(b)(j)	EUR	1,600	1,957,841
(EUR Swap Annual 12 Year + 3.79%), 5.38%(b)(j)		7,600	9,840,809
(EUR Swap Annual 12 Year + 3.04%), 5.00%(b)(j)		3,000	3,844,640
(GBP Swap 13 Year + 3.96%), 6.00%(b)(j)	GBP	3,400	4,993,411
(EUR Swap Annual 5 Year + 3.20%), 3.00%(b)(j)	EUR	3,800	4,390,334
2.00%, 12/09/49		23,900	26,143,240
4.50%, 12/04/69	USD	6,800	6,931,986

			58,102,261

India — 0.1%
Oil India Ltd., 5.13%, 02/04/29		9,570	10,625,691
Power Finance Corp. Ltd.:
3.75%, 06/18/24		9,455	9,613,114
3.75%, 12/06/27		15,023	14,896,243

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

India (continued)
4.50%, 06/18/29	USD	8,313	$8,575,379
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		6,872	7,129,700

			50,840,127

Indonesia — 0.1%
Pertamina Persero PT, 4.70%, 07/30/49		5,225	5,577,688
Perusahaan Listrik Negara PT, 4.88%, 07/17/49		7,625	8,235,000
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	108,840,000	7,426,365

			21,239,053

Mexico — 0.5%
Petroleos Mexicanos:
6.38%, 02/04/21	USD	25,000	25,953,125
(LIBOR USD 3 Month + 3.65%), 5.54% 03/11/22(b)		4,682	4,878,152
4.50%, 01/23/26		6,002	5,965,388
6.88%, 08/04/26		22,000	24,156,000
6.49%, 01/23/27(a)		28,119	29,946,735
6.50%, 03/13/27		12,296	13,027,305
5.35%, 02/12/28		29,376	29,082,240
6.63%, 06/15/35		13,829	14,147,067
7.69%, 01/23/50(a)		22,506	24,660,049

			171,816,061

Pakistan — 0.0%
Third Pakistan International Sukuk Co. Ltd. (The), 5.63%, 12/05/22		200	204,500

Panama — 0.0%
AES Panama SRL, 6.00%, 06/25/22(a)		2,623	2,701,690

Saudi Arabia — 0.0%
Saudi Telecom Co., 3.89%, 05/13/29(a)		8,000	8,540,000

South Africa — 0.0%
Eskom Holdings SOC Ltd.(a):
6.75%, 08/06/23		12,079	12,290,383
7.13%, 02/11/25		3,572	3,647,905

			15,938,288

Total Foreign Agency Obligations — 1.4% (Cost: $480,552,488)			493,051,876

Foreign Government Obligations — 11.1%

Argentina — 0.2%
Republic of Argentina:
3.38%, 10/12/20	CHF	2,100	1,272,629
6.88%, 04/22/21	USD	14,472	7,756,087
4.63%, 01/11/23		10,019	4,996,976
7.50%, 04/22/26		9,703	5,024,335
5.88%, 01/11/28		37,384	17,558,797
7.13%, 07/06/36		15,273	7,307,176
6.88%, 01/11/48		25,000	11,968,750

			55,884,750

Australia — 0.0%
Commonwealth of Australia, 3.00%, 03/21/47	AUD	18,374	15,620,041

Brazil — 0.0%
Federative Republic of Brazil, 5.63%, 02/21/47	USD	5,449	6,160,776

Security		Par (000)	Value

Chile — 0.0%
Tesoreria General de LA Republica, 4.50%, 03/01/26	CLP	4,790,000	$7,019,530

China — 1.3%
China Development Bank, 3.68%, 02/26/26	CNY	84,400	12,181,246
People’s Republic of China:
3.30%, 07/04/23		38,000	5,627,122
3.19%, 04/11/24		168,000	24,329,961
3.22%, 12/06/25		214,000	30,994,103
3.25%, 11/22/28		306,900	44,306,159
3.29%, 05/23/29		1,371,300	197,870,034
0.50%, 11/12/31	EUR	5,915	6,480,216
1.00%, 11/12/39		5,865	6,386,188
4.08%, 10/22/48	CNY	328,000	48,914,356
3.86%, 07/22/49		351,190	51,456,830

			428,546,215

Colombia — 0.3%
Republic of Colombia:
4.38%, 07/12/21	USD	32,940	34,000,256
10.00%, 07/24/24	COP	49,422,700	17,787,018
7.00%, 06/30/32		108,479,500	34,349,988

			86,137,262

Egypt — 0.3%
Arab Republic of Egypt:
15.90%, 07/02/24	EGP	58,705	3,932,924
7.50%, 01/31/27	USD	10,183	11,338,134
16.10%, 05/07/29	EGP	541,228	37,822,776
5.63%, 04/16/30	EUR	13,496	15,630,463
6.38%, 04/11/31(a)		11,994	14,378,610
6.88%, 04/30/40	USD	7,881	7,952,422
8.15%, 11/20/59(a)		3,065	3,279,550

			94,334,879

France — 0.2%
Republic of France, 1.50%, 05/25/50(a)	EUR	39,680	51,314,029

Germany — 0.3%
Federal Republic of Germany:
0.00%, 10/13/23		16,300	18,660,705
0.10%, 04/15/26		49,218	60,073,823
0.25%, 08/15/28		8,710	10,207,016

			88,941,544

Greece — 0.5%
Hellenic Republic of Greece:
3.50%, 01/30/23		4,914	6,049,831
3.45%, 04/02/24(a)		24,550	30,852,066
1.88%, 07/23/26(a)		21,150	25,037,788
3.75%, 01/30/28		1,196	1,585,106
3.88%, 03/12/29(a)		64,185	86,719,417
3.90%, 01/30/33		1,249	1,713,654
4.00%, 01/30/37		996	1,396,637
4.20%, 01/30/42		6,367	9,405,161

			162,759,660

India — 1.1%
Republic of India:
7.27%, 04/08/26	INR	15,217,380	219,664,246
7.17%, 01/08/28		7,433,870	105,512,033
7.57%, 06/17/33		4,300,000	63,198,927

			388,375,206

Indonesia — 2.0%
Republic of Indonesia:
4.88%, 05/05/21	USD	32,940	34,288,481

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Indonesia (continued)
3.70%, 01/08/22	USD	17,040	$17,487,300
3.75%, 04/25/22		32,940	34,010,550
8.38%, 09/15/26	IDR	250,659,000	19,373,094
7.00%, 05/15/27		163,869,000	11,857,116
6.13%, 05/15/28		780,534,000	52,963,301
8.25%, 05/15/29		1,824,692,000	142,873,416
7.00%, 09/15/30		440,310,000	31,479,033
6.63%, 05/15/33		497,341,000	33,335,192
8.38%, 03/15/34		712,609,000	55,283,983
7.50%, 06/15/35		1,048,708,000	75,352,871
8.25%, 05/15/36		502,272,000	38,278,680
7.50%, 05/15/38		667,099,000	47,596,727
8.38%, 04/15/39		972,128,000	75,189,803

			669,369,547

Italy — 0.9%
Republic of Italy:
1.75%, 07/01/24	EUR	119,000	140,529,097
4.75%, 09/01/44(a)		26,992	43,801,763
2.70%, 03/01/47(a)		27,850	33,621,657
3.45%, 03/01/48(a)		30,890	42,136,222
3.85%, 09/01/49(a)		26,185	38,010,112
2.80%, 03/01/67(a)		6,270	7,321,414

			305,420,265

Japan — 0.6%
Japan Government CPI Linked Bond, Series 23, 0.10%, 03/10/28	JPY	13,364,150	126,440,076
Japan Government Thirty Year Bond, 0.40%, 06/20/49		7,371,200	67,598,222

			194,038,298

Malaysia — 0.2%
Federation of Malaysia:
3.91%, 07/15/26	MYR	70,600	17,870,714
4.64%, 11/07/33		111,200	29,861,951
4.89%, 06/08/38		98,900	27,672,053

			75,404,718

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22	USD	8,507	7,951,918

Mexico — 0.8%
United Mexican States:
6.50%, 06/09/22	MXN	9,625	50,565,975
8.00%, 12/07/23		8,692	47,821,991
8.00%, 09/05/24		6,820	37,793,903
10.00%, 12/05/24		20,460	122,625,325
5.75%, 03/05/26		2,128	10,650,072
8.50%, 05/31/29		1,500	8,816,140

			278,273,406

Mongolia — 0.0%
Government of Mongolia, 8.75%, 03/09/24	USD	400	455,250

Nigeria — 0.0%
Federal Republic of Nigeria, 13.98%, 02/23/28	NGN	2,444,500	7,538,870

Pakistan — 0.0%
Islamic Republic of Pakistan, 6.88%, 12/05/27	USD	200	207,863

Peru — 0.0%
Republic of Peru, 5.35%, 08/12/40(a)	PEN	39,437	12,030,190

Security		Par (000)	Value

Qatar — 0.0%
State of Qatar, 4.50%, 04/23/28	USD	6,397	$7,332,561

Russia — 1.0%
Russian Federation:
7.10%, 10/16/24	RUB	5,115,203	86,284,604
7.05%, 01/19/28		3,005,540	51,143,755
6.90%, 05/23/29		4,788,684	81,298,358
8.50%, 09/17/31		7,194,613	136,702,428

			355,429,145

Saudi Arabia — 0.1%
Kingdom of Saudi Arabia:
3.25%, 10/26/26	USD	11,695	12,075,087
4.38%, 04/16/29		24,803	27,717,353
5.25%, 01/16/50		6,594	8,205,409

			47,997,849

South Africa — 0.1%
Republic of South Africa:
8.00%, 01/31/30	ZAR	248,818	16,565,737
9.00%, 01/31/40		193,608	12,592,196

			29,157,933

Spain — 0.7%
Kingdom of Spain(a):
1.40%, 07/30/28	EUR	76,083	92,857,202
1.45%, 04/30/29		55,575	68,111,020
2.70%, 10/31/48		40,005	59,545,035

			220,513,257

Sri Lanka — 0.0%
Democratic Socialist Republic of Sri Lanka:
6.85%, 03/14/24	USD	5,075	5,145,996
6.35%, 06/28/24		300	297,912
7.85%, 03/14/29		300	302,780
7.55%, 03/28/30		8,300	8,195,705

			13,942,393

Turkey — 0.1%
Republic of Turkey, 7.63%, 04/26/29		23,554	26,071,334

Ukraine — 0.1%
Republic of Ukraine, 9.75%, 11/01/28		36,572	44,480,695

United Arab Emirates — 0.1%
Emirate of Abu Dhabi United Arab Emirates:
2.13%, 09/30/24(a)		10,375	10,336,094
3.13%, 09/30/49		17,000	16,580,312

			26,916,406

United Kingdom — 0.2%
U.K. Treasury Bonds, 3.50%, 01/22/45	GBP	33,536	64,751,859

Total Foreign Government Obligations — 11.1% (Cost: $3,646,457,313)			3,772,377,649

		Shares
Investment Companies — 4.6%
BlackRock Liquid Environmentally Aware Fund*		365,596,635	365,669,754
Financial Select Sector SPDR Fund		2,408,905	74,146,096
Industrial Select Sector SPDR Fund		526,748	42,914,160
Invesco QQQ Trust Series 1, Series 1(i)		2,364,899	502,801,176
Invesco Senior Loan ETF(i)		149,354	3,408,258
iShares China Large-Cap ETF*		1,171,243	51,101,332

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Investment Companies (continued)
iShares iBoxx $ High Yield Corporate Bond ETF*		79,197	$6,964,584
iShares J.P. Morgan USD Emerging Markets Bond ETF*		4,443	508,990
iShares MSCI Emerging Markets ETF(i)*		3,670,117	164,678,150
iShares Russell 2000 ETF*		350,000	57,984,500
iShares S&P 500 Value ETF*		339,136	44,118,202
SPDR Bloomberg Barclays High Yield Bond ETF		176,351	19,317,488
SPDR S&P 500 ETF Trust		220,104	70,842,674
VanEck Vectors Gold Miners ETF		469,068	13,734,311
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF(i)		3,811,463	129,627,857
VanEck Vectors Semiconductor ETF(i)		178,686	25,267,987

Total Investment Companies — 4.6% (Cost: $1,527,400,745)			1,573,085,519

		Par (000)

Municipal Bonds — 4.4%
American Municipal Power, Inc.
Series 2009B, RB, 6.45%, 02/15/44	USD	2,545	3,528,591
Series 2010B, RB, 7.83%, 02/15/41		4,015	6,277,814
Arizona Health Facilities Authority (Banner Health), Series 2007B, RB, VRDN, 2.22%, 01/01/20(p)		10,240	10,158,367
Arizona Industrial Development Authority, Series 2019-2, RB, 3.63%, 03/15/33		4,993	5,610,180
Bay Area Toll Authority
Series 2010S-1, RB, 6.92%, 04/01/40		12,435	18,216,529
Series 2010S-1, RB, 7.04%, 04/01/50		21,990	35,231,059
Series 2019F-1, RB, 2.43%, 04/01/26		15,730	15,874,244
Berks County Industrial Development Authority (Tower Health Project), Series 2017, RB, 5.00%, 11/01/47		4,760	5,403,362
Buckeye Tobacco Settlement Financing Authority, Series 2007A-2, RB, 5.88%, 06/01/47		15,200	15,252,896
California Health Facilities Financing Authority
Series 2016A, RB, 5.00%, 08/15/33		3,535	4,303,403
Series 2017A, RB, 5.00%, 08/15/47		4,460	5,206,024
Series 2019, RB, 2.93%, 06/01/32		2,075	2,058,421
California Pollution Control Financing Authority (Poseidon Resources Channelside LP Desalination Project), Series 2012, RB, 5.00%, 11/21/45(a)		11,555	12,444,850
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-Series G-2, RB, 8.36%, 10/01/34		7,255	11,106,317
Canaveral Port Authority
Series 2018A, RB, 5.00%, 06/01/45		4,620	5,395,698
Series 2018B, RB, 5.00%, 06/01/48		5,120	6,073,037
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		4,800	5,571,264

Security		Par (000)	Value

Municipal Bonds (continued)
Central Texas Regional Mobility Authority
Series 2015A, RB, 5.00%, 01/01/45	USD	2,510	$2,873,799
Series 2016, RB, 5.00%, 01/01/46		3,715	4,274,405
Chesapeake Bay Bridge & Tunnel District
Series 2016, RB, 5.00%, 07/01/41		2,560	2,977,101
Series 2016, RB, 5.00%, 07/01/51		2,060	2,374,871
City of Atlanta, Series 2015, RB, 5.00%, 11/01/40		2,365	2,758,276
City of Detroit Sewage Disposal System, Series 2006D, RB, VRDN, 2.01%, 01/01/20(p)		5,685	5,666,706
City of New York
Series 2010F-1, GO, 6.27%, 12/01/37		4,700	6,517,349
Series 2019A, Sub-Series A-3, GO, 2.85%, 08/01/31		12,065	12,124,963
Series 2019A, Sub-Series A-3, GO, 2.90%, 08/01/32		19,725	19,814,749
Series 2019D, Sub-Series D-2, GO, 3.76%, 12/01/27		7,150	7,764,971
City of Philadelphia
Series 2017B, RB, 5.00%, 07/01/42		3,500	4,110,120
Series 2017B, RB, 5.00%, 07/01/47		5,000	5,826,650
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		3,805	5,909,545
Colorado Health Facilities Authority
Series 2011A, RB, 5.25%, 02/01/31(q)		2,745	2,866,219
Series 2019A-2, RB, 5.00%, 08/01/44		13,500	15,925,005
Commonwealth Financing Authority
Series 2016A, RB, 4.14%, 06/01/38		5,165	5,660,479
Series 2018A, RB, 3.86%, 06/01/38		3,040	3,258,302
Series 2019A, RB, 3.81%, 06/01/41		26,065	27,800,668
Commonwealth of Massachusetts, Series 2019H, GO, 2.90%, 09/01/49		9,370	8,920,053
Commonwealth of Puerto Rico, Series 2014A, GO, 8.00%, 07/01/35(g)(m)		15,040	9,482,043
Connecticut State Health & Educational Facilities Authority
Series 2015F, RB, 5.00%, 07/01/45		4,850	5,419,681
Series 2015L, RB, 5.00%, 07/01/45		6,375	7,240,534
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		3,205	4,247,106
County of Broward Airport System
Series 2019C, RB, 2.81%, 10/01/31		3,475	3,428,122
Series 2019C, RB, 2.91%, 10/01/32		3,100	3,064,226
County of Miami-Dade
Series 2017B, RB, 5.00%, 10/01/40		4,530	5,338,469
Series 2017D, RB, 3.35%, 10/01/29		1,485	1,536,143
Series 2017D, RB, 3.45%, 10/01/30		2,725	2,830,621
Series 2017D, RB, 3.50%, 10/01/31		2,555	2,655,207
Series 2018C, RB, 4.06%, 10/01/31		4,765	5,173,837
Series 2019E, RB, 2.53%,10/01/30		12,350	11,913,428
Dallas Area Rapid Transit
Series 2016A, RB, 5.00%, 12/01/41		4,965	5,829,258
Series 2016A, RB, 5.00%, 12/01/46		6,590	7,722,755
Dallas/Fort Worth International Airport
Series 2012D, RB, 5.00%, 11/01/42		3,440	3,624,969
Series 2013A, RB, 5.00%, 11/01/43(q)		4,170	4,297,060

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Series 2019A-2, RB 3.14%, 11/01/45	USD	5,290	$5,254,768
District of Columbia
Series 2015, RB, 5.00%, 07/15/34		3,280	3,837,764
Series 2015, RB, 5.00%, 07/15/35		3,280	3,833,894
DuBois Hospital Authority (Penn Highlands Healthcare), Series 2018, RB, 5.00%, 07/15/43		3,540	4,105,763
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		8,380	9,653,592
Foothill-Eastern Transportation Corridor Agency, Series 2019A, RB, 4.09%, 01/15/49		4,390	4,392,897
General Authority of Southcentral Pennsylvania (WellSpan Health Obligated Group), Series 2014A, RB, 5.00%, 06/01/44		2,595	2,880,165
Golden State Tobacco Securitization Corp., Series 2017A-1, RB, 5.00%, 06/01/27		5,000	6,040,350
Grant County Public Utility District No. 2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40		2,550	2,973,937
Great Lakes Water Authority Water Supply System,
Series 2016C, RB, 5.25%, 07/01/33		2,535	3,044,079
Health & Educational Facilities Authority of the State of Missouri
Series 2016, RB, 5 00%, 11/15/29		2,685	3,208,763
Series 2016A, RB, 3.65%, 01/15/46		1,605	1,722,550
Series 2016B, RB, 3.09%, 09/15/51		8,980	8,770,138
Idaho Health Facilities Authority (Trinity Health Credit Group), Series 2017A, RB, 5.00%, 12/01/47		3,180	3,754,976
Indiana Finance Authority (CWA Authority Project), Series 2015A, RB, 5.00%, 10/01/45		8,650	9,835,136
Indiana Housing & Community Development Authority, Series 2018A, RB, 3.80%, 07/01/38		2,530	2,716,309
JobsOhio Beverage System, Series 2013B, RB, 3.99%, 01/01/29		12,270	13,335,281
Lexington County Health Services District, Inc., Series 2016, RB, 5.00%, 11/01/41		2,995	3,475,578
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		540	823,316
Los Angeles Department of Water & Power System, Series 2010D, RB, 6.57%, 07/01/45		2,470	3,864,883
Louisiana Public Facilities Authority,
Series 2018E, RB, 5.00%, 07/01/48		3,055	3,595,032
Maryland Economic Development Corp. (Purple Line Light Rail Project),
Series 2016D, RB, 5.00%, 03/31/41		3,325	3,756,851
Maryland Health & Higher Educational Facilities Authority
Series 2014, RB, 5.25%, 07/01/27		4,105	4,740,823
Series 2015, RB, 5.00%, 08/15/25		4,400	5,182,628
Series 2015, RB, 5.00%, 08/15/27		2,730	3,200,434

Security		Par (000)	Value

Municipal Bonds (continued)
Massachusetts Development Finance Agency
Series 2016Q, RB, 5.00%, 07/01/47	USD	6,715	$7,813,775
Series 2018J-2, RB, 5.00%, 07/01/43		6,420	7,614,313
Series 2018J-2, RB, 5.00%, 07/01/48		10,880	12,794,554
Massachusetts Educational Financing Authority, Series 2015A, RB, 5.00%, 01/01/22		3,250	3,472,332
Massachusetts Housing Finance Agency
Series 2014B, RB, 4.30%, 12/01/34		3,050	3,218,970
Series 2014B, RB, 4.50%, 12/01/39		2,505	2,626,568
Series 2014B, RB, 4.60%, 12/01/44		2,650	2,835,076
Series 2014B, RB, 4.70%, 12/01/47		2,745	2,851,780
Series 2014E, RB, 3.80%, 12/01/29		100	105,902
Series 2014E, RB, 4.05%, 12/01/34		105	111,155
Series 2014E, RB, 4.20%, 12/01/39		110	115,605
Series 2015A, RB, 4.25%, 12/01/35		1,965	2,106,657
Series 2015A, RB, 4.35%, 12/01/40		980	1,040,927
Series 2015A, RB, 4.50%, 12/01/48		3,100	3,260,642
Massachusetts School Building Authority
Series 2019B, RB, 2.87%, 10/15/31		14,815	14,723,888
Series 2019B, RB, 2.97%, 10/15/32		9,240	9,217,731
Massachusetts Water Resources Authority,
Series 2016C, RB, 5.00%, 08/01/40		2,240	2,676,330
Metropolitan Atlanta Rapid Transit Authority,
Series 2015A, RB, 5.00%, 07/01/41		2,310	2,690,803
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Series 2016A, RB, 5.00%, 07/01/40		2,560	2,985,958
Series 2016A, RB, 5.00%, 07/01/46		5,000	5,782,850
Metropolitan Transportation Authority,
Series 2019C, RB, 5.00%, 11/15/41		3,990	4,928,009
Metropolitan Washington Airports Authority Dulles Toll Road
Series 2009D, RB, 7.46%, 10/01/46		4,495	7,161,794
Series 2014A, RB, 5.00%, 10/01/53		3,400	3,612,670
Michigan Finance Authority
Series 2014, RB, 5.00%, 06/01/39		4,160	4,679,376
Series 2016, RB, 5.00%, 11/15/28		2,960	3,601,017
Series 2016, RB, 5.00%, 11/15/41		2,620	3,077,138
Series 2017A-MI, RB, 5.00%, 12/01/47(q)		11,070	12,299,877
Series 2019T, RB, 3.38%, 12/01/40		9,380	9,382,345
Michigan State Housing Development Authority
Series 2018A, RB, 4.00%, 10/01/43		2,710	2,898,589
Series 2018A, RB, 4.05%, 10/01/48		1,250	1,330,350
Series 2018A, RB, 4.15%, 10/01/53		6,460	6,832,548
Series 2018B, RB, 3.55%, 10/01/33		2,830	3,012,988
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corp.),
Series 2016A, RB, 5.00%, 09/01/46		4,590	5,082,553
Municipal Electric Authority of Georgia,
Series 2010A, RB, 6.66%, 04/01/57		4,090	5,684,200

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Project), Series 2017A, RB, 5.00%, 08/15/47	USD	3,790	$4,478,264
New Jersey Economic Development Authority (College Avenue Redevelopment Project),
Series 2013, RB, 5.00%, 06/15/38		5,000	5,558,750
New Jersey Transportation Trust Fund Authority
Series 2010C, RB, 5.75%,12/15/28		7,835	9,026,860
Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29		3,670	4,287,441
Series 2016A-1, Sub-Series A-2, RB, 5.00%, 06/15/27		4,600	5,444,790
Series 2019B, RB, 4.13%, 06/15/42		5,090	5,033,755
Series 2019BB, RB, 4.00%, 06/15/44		8,105	8,477,830
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40		1,240	1,395,893
New York City Housing Development Corp.
Series 2018C-1-A, RB, 3.70%, 11/01/38		2,940	3,100,347
Series 2018C-1-A, RB, 4.00%, 11/01/53		5,425	5,667,552
Series 2018C-1-B, RB, 3.85%, 11/01/43		8,840	9,330,620
New York City Transitional Finance Authority Building Aid, Series 2015S-2, RB, 5.00%, 07/15/40		2,650	3,094,299
New York City Transitional Finance Authority Future Tax Secured
Series 2014A, Sub-Series A-2, RB, 3.65%, 11/01/24		9,180	9,702,618
Series 2014A, Sub-Series A-2, RB, 3.75%, 11/01/25		9,180	9,704,453
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		12,445	12,931,724
Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25		13,745	14,681,997
Series 2019B, Sub-Series B-3, RB, 3.90%, 08/01/31		12,540	13,542,071
Series 2019C, Sub-Series C-3, RB, 3.35%, 11/01/30		14,430	15,049,047
New York City Water & Sewer System
Series 2010AA, RB, 5.75%, 06/15/41		5,525	7,685,275
Series 2011AA, RB, 5.44%, 06/15/43		4,775	6,495,576
New York Convention Center Development Corp., Series 2015, RB, 5.00%, 11/15/40		2,670	3,142,537
New York Liberty Development Corp. (3 World Trade Centre Project), Series 2014, RB, 5.00%, 11/15/44(a)		5,800	6,336,326
New York State Dormitory Authority
Series 2019B, RB, 3.14%, 07/01/43		6,415	6,359,254
Series 2019F, RB, 3.19%, 02/15/43(r)		8,715	8,727,898
New York State Urban Development Corp.
Series 2017B, RB, 3.12%, 03/15/25		5,165	5,397,322
Series 2017D, RB, 3.32%, 03/15/29		10,345	10,778,973
Series 2019B, RB, 3.25%, 03/15/25		6,205	6,538,146

Security		Par (000)	Value

Municipal Bonds (continued)
Series 2019B, RB, 2.35%, 03/15/27	USD	12,610	$12,543,041
New York Transportation Development Corp.
Series 2016, RB, 5.00%, 08/01/20		6,000	6,116,940
Series 2016A, RB, 5.00%, 07/01/41		945	1,046,351
Series 2016A, RB, 5.00%, 07/01/46		3,480	3,847,314
Series 2016A, RB, 5.25%, 01/01/50		10,150	11,379,064
North Carolina Turnpike Authority,
Series 2018, RB, 5.00%, 01/01/35		3,540	4,347,262
Oklahoma Development Finance Authority
Series 2018B, RB, 5.25%, 08/15/43		1,150	1,365,935
Series 2018B, RB, 5.50%, 08/15/57		13,360	15,950,237
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		11,590	16,397,416
Oregon School Boards Association
Series 2002B, GO, 5.55%, 06/30/28		16,755	19,801,562
Series 2003B, GO, 5.68%, 06/30/28		11,965	14,344,719
Series 2005A, GO, 4.76%, 06/30/28		15,005	16,770,788
Pennsylvania Economic Development Financing Authority
Series 2015, RB, 5.00%, 12/31/22		3,000	3,298,080
Series 2015, RB, 5.00%, 12/31/38		3,440	3,885,996
Pennsylvania Turnpike Commission
Series 2016A-1, RB, 5.00%, 12/01/41		7,835	9,136,942
Series 2016A-1, RB, 5.00%, 12/01/46		3,000	3,492,150
Port Authority of New York & New Jersey
Series 174, RB, 4.46%, 10/01/62		9,300	11,418,819
Series 181, RB, 4.96%, 08/01/46		4,015	5,093,389
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43		2,495	2,917,603
Regents of the University of California Medical Center Pooled, Series 2009F, RB, 6.58%, 05/15/49		11,840	16,853,056
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39		4,280	4,789,363
Rutgers The State University of New Jersey, Series 2019R, RB, 3.27%, 05/01/43		4,915	4,831,740
Sacramento County Sanitation Districts Financing Authority, Series 2035B, RB, VRDN, 1.81%, 03/02/20(p)		21,475	20,732,287
Salt River Project Agricultural Improvement & Power District, Series 2015A, RB, 5.00%, 12/01/45		14,850	17,332,474
San Antonio Water System, Series 2015B, RB, 5.00%, 05/15/39		4,410	5,115,291
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		3,535	4,258,155
San Jose Redevelopment Agency Successor Agency
Series 2017A-T, 2.96%, 08/01/24		9,610	9,954,903
Series 2017A-T, 3.18%, 08/01/26		4,575	4,790,803
South Carolina Public Service Authority
Series 2015A, RB, 5.00%, 12/01/29		1,120	1,306,077
Series 2016D, RB, 2.39%, 12/01/23		10,215	10,169,339
South Jersey Port Corp., Series 2017B, RB, 5.00%, 01/01/48		1,500	1,694,505

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
State of California
Series 2009, GO, 7.50%, 04/01/34	USD	9,165	$13,832,185
Series 2009, GO, 7.55%, 04/01/39		4,840	7,744,145
Series 2009, GO, 7.30%, 10/01/39		7,375	11,266,492
Series 2009, GO, 7.35%, 11/01/39		2,270	3,457,392
Series 2019, GO, 2.65%, 04/01/26		24,135	24,645,455
State of Connecticut
Series 2008A, GO, 5.85%, 03/15/32		11,945	15,197,862
Series 2017A, GO, 3.31%, 01/15/26		12,185	12,693,115
State of New York, Series 2019B, GO, 2.80%, 02/15/32		11,215	11,250,888
State of New York Mortgage Agency, Series 189, RB, 3.85%, 10/01/34		2,515	2,606,018
State of Ohio
Series 2017A, GO, 5.00%, 05/01/36		5,595	6,545,479
Series 2017A, GO, 5.00%, 05/01/37		5,625	6,576,187
State of Oregon, Series 2003, GO, 5.89%, 06/01/27		18,550	22,127,924
State of Washington
Series 2016A-1, GO, 5.00%, 08/01/40		7,030	8,213,430
Series 2017D, GO, 5.00%, 02/01/41		2,490	2,980,779
Series 2018B, GO, 5.00%, 08/01/40		2,980	3,602,164
Series 2018B, GO, 5.00%, 08/01/41		3,130	3,778,317
State of Wisconsin
Series 2017B, GO, 5.00%, 05/01/36		3,940	4,620,123
Series 2017B, GO, 5.00%, 05/01/38		3,975	4,647,252
Series 2017C, RB, 3.15%, 05/01/27		5,090	5,307,852
Sumter Landing Community Development District, Series 2016, RB, 4.17%, 10/01/47		2,555	2,816,147
Tennessee Housing Development Agency
Series 2018-3, RB, 3.75%, 07/01/38		2,645	2,809,096
Series 2018-3, RB, 3.85%, 07/01/43		1,245	1,317,235
Series 2018-3, RB, 3.95%, 01/01/49		995	1,052,391
Texas A&M University, Series 2017B, RB, 2.84%, 05/15/27		5,965	6,142,220
Texas Municipal Gas Acquisition & Supply Corp., Series 2006B, RB, VRDN, 1.97%, 03/15/20(p)		4,610	4,579,219
Texas Municipal Gas Acquisition & Supply Corp. I, Series 2008D, RB, 6.25%, 12/15/26		1,880	2,222,348
Texas Private Activity Bond Surface Transportation Corp.
Series 2016, RB, 5.00%, 12/31/50		4,095	4,567,112
Series 2016, RB, 5.00%, 12/31/55		3,580	3,982,965
Series 2019, RB, 5.00%, 06/30/58		15,850	18,453,521
Tobacco Settlement Finance Authority,
Series 2007A, RB, 7.47%, 06/01/47		18,935	19,632,187
Tobacco Settlement Financing Corp., Series 2007A-1, RB, 6.71%, 06/01/46		12,495	12,046,305
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41		4,460	5,003,674
University of California
Series 2009R, RB, 5.77%, 05/15/43		8,985	11,889,581
Series 2013AJ, RB, 4.60%, 05/15/31		5,115	5,887,058
Series 2015AO, RB, 5.00%, 05/15/32		4,510	5,368,028
Series 2017AX, RB, 3.06%, 07/01/25		4,795	5,008,665
Series 2019BD, RB, 3.35%, 07/01/29		13,300	14,231,133

Security		Par (000)	Value

Municipal Bonds (continued)
University of Delaware, Series 2010A, RB, 5.87%, 11/01/40	USD	7,500	$9,995,400
Virginia Small Business Financing Authority
Series 2017, RB, 5.00%, 12/31/47		2,900	3,339,147
Series 2017, RB, 5.00%, 12/31/52		6,800	7,783,416
Series 2017, RB, 5.00%, 12/31/56		5,720	6,506,729
West Virginia Hospital Finance Authority
Series 2016A, RB, 5.00%, 06/01/20		3,065	3,111,772
Series 2016A, RB, 5.00%, 06/01/21		3,050	3,207,593
Series 2016A, RB, 5.00%, 06/01/22		3,335	3,624,345
Series 2016A, RB, 5.00%, 06/01/23		2,765	3,096,855
Series 2016A, RB, 5.00%, 06/01/24		2,955	3,401,146

Total Municipal Bonds — 4.4% (Cost: $1,419,149,164)			1,487,688,489

Non-Agency Mortgage-Backed Securities —7.0%

Collateralized Mortgage Obligations — 2.7%

Ireland — 0.0%(c)
CGMSE Co-Investor DAC, Series 2014-2X, 5.70%, 11/17/31	EUR	1,635	1,765,190
RFTE, 1.03%, 12/20/31		5,690	6,403,307

			8,168,497

Netherlands — 0.0%
Paragon Mortgages No. 25 plc(c):
Series 25, Class B, 1.74%, 05/15/50	GBP	3,805	4,914,816
Series 25, Class C, 2.09%, 05/15/50		2,985	3,841,695

			8,756,511

United Kingdom — 0.5%(c)
Finsbury Square plc:
Series 2017-1, Class C, 2.73%, 03/12/59		3,360	4,455,020
Series 2018-1, Class B, 1.78%, 09/12/65		1,982	2,621,609
Series 2018-1, Class C, 2.08%, 09/12/65		1,857	2,451,988
Series 2018-1, Class D, 2.38%, 09/12/65		1,273	1,680,372
Series 2018-2, Class C, 2.88%, 09/12/68		5,982	7,990,974
Series 2018-2, Class D, 3.38%, 09/12/68		950	1,274,361
Series 2019-2, Class C, 2.76%, 09/16/69		385	512,561
Series 2019-2, Class D, 3.06%, 09/16/69		280	372,437
Series 2019-3, Class C, 2.71%, 12/16/69		790	1,049,182
Gemgarto plc:
Series 2018-1, Class C, 2.10%, 09/16/65		976	1,271,459
Series 2018-1, Class D, 2.40%, 09/16/65		335	437,137
Great Hall Mortgages No. 1 plc, Series 2007-2X, Class BA, 1.09%, 06/18/39		6,150	7,443,721
Newgate Funding plc, Series 2006-1, Class BB, 0.00%, 12/01/50	EUR	1,524	1,609,171
Paragon Mortgages No. 10 plc, Series 10X, Class B1B, 0.15%, 06/15/41		190	201,162

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United Kingdom (continued)
Paragon Mortgages No. 11 plc, Series 11X, Class BB, 0.06%, 10/15/41	EUR	749	$796,107
Paragon Mortgages No. 12 plc, Series 12X, Class B1B, 0.08%, 11/15/38		967	1,015,101
Paragon Mortgages No. 13 plc:
Series 13X, Class A2C, 2.18%, 01/15/39	USD	3,269	3,067,048
Series 13X, Class B1B, 0.00%, 01/15/39	EUR	2,474	2,564,964
Paragon Mortgages No. 14 plc, Series 14X, Class BB, 0.00%, 09/15/39		6,666	6,496,394
Residential Mortgage Securities plc:
Series 29, Class B, 2.20%, 12/20/46	GBP	10,055	13,330,454
Series 29, Class C, 2.50%, 12/20/46		2,504	3,322,464
Series 30, Class C, 2.50%, 03/20/50		610	808,050
Series 31, Class C, 2.80%, 09/20/65		1,075	1,428,947
Ripon Mortgages plc:
Series 1X, Class B2, 2.00%, 08/20/56		1,991	2,637,445
Series 1X, Class C1, 2.30%, 08/20/56		11,572	15,326,033
RMAC No.2 plc, Series 2018-2, Class C, 2.63%, 06/12/46		420	556,542
RMAC Securities No.1 plc:
Series 2006-NS1X, Class M1C, 0.00%, 06/12/44	EUR	172	180,027
Series 2007-NS1X, Class M1C, 0.00%, 06/12/44		2,989	3,099,492
Trinity Square plc, Series 2015-1X, Class B, 2.19%, 07/15/51	GBP	875	1,154,601
Twin Bridges plc:
Series 2018-1, Class D, 2.83%, 09/12/50		843	1,110,860
Series 2019-1, Class C, 2.48%, 12/12/52		550	726,015
Series 2019-2, Class C, 2.71%, 06/12/53		565	750,588
Series 2019-2, Class D, 3.31%, 06/12/53		250	332,199
Warwick Finance Residential Mortgages No. 1 plc:
Series 1, Class A, 1.80%, 09/21/49		7,293	9,678,349
Series 1, Class B, 2.00%, 09/21/49		26,155	34,674,638
Warwick Finance Residential Mortgages No. 2 plc, Series 2, Class C, 2.60%, 09/21/49		12,700	16,873,880

			153,301,352

United States — 2.2%
Ajax Mortgage Loan Trust(a):
Series 2019H, Class A, 3.00%, 11/25/59(e)	USD	29,395	29,078,898
Series 2019H, Class B, 4.25%, 11/25/59(e)		3,968	3,868,522
Series 2019-H, Class C, 0.00%, 11/25/59(d)		10,204	11,090,424
Alternative Loan Trust:
Series 2005-72, Class A3, 2.39%, 01/25/36(c)		3,171	2,976,829
Series 2005-22T1, Class A1, 2.14%, 06/25/35(c)		10,807	9,411,720
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		4,814	3,673,472

Security	Par (000)		Value

United States (continued)
Series 2006-15CB, Class A1, 6.50%, 06/25/36	USD	870	$641,054
Series 2006-23CB, Class 2A5, 2.19%, 08/25/36(c)		9,323	2,957,928
Series 2006-34, Class A3, 2.49%, 11/25/46(c)		6,599	3,648,977
Series 2006-45T1, Class 2A2, 6.00%, 02/25/37		3,457	2,807,148
Series 2006-J7, Class 2A1, 2.63%, 11/20/46(c)		6,742	4,805,108
Series 2006-OA11, Class A4, 1.98%, 09/25/46(c)		4,929	4,584,510
Series 2006-OA14, Class 1A1, 3.97%, 11/25/46(c)		16,748	14,820,088
Series 2006-OA16, Class A4C, 2.13%, 10/25/46(c)		11,012	6,693,520
Series 2006-OA21, Class A1, 1.95%, 03/20/47(c)		5,711	4,910,849
Series 2006-OC7, Class 2A3, 2.04%, 07/25/46(c)		7,436	6,203,279
Series 2006-OC10, Class 2A3, 2.02%, 11/25/36(c)		4,294	3,549,478
Series 2007-25, Class 1A3, 6.50%, 11/25/37		27,969	19,896,950
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		1,025	712,527
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		5,271	3,623,054
Series 2007-OA3, Class 1A1, 1.93%, 04/25/47(c)		5,193	4,830,240
Series 2007-OA3, Class 2A2, 1.97%, 04/25/47(c)		271	61,909
Series 2007-OA8, Class 2A1, 1.97%, 06/25/47(c)		1,080	868,790
Series 2007-OH2, Class A2A, 2.03%, 08/25/47(c)		1,363	1,116,372
American Home Mortgage Assets Trust(c):
Series 2006-3, Class 2A11, 3.18%, 10/25/46		3,801	3,382,329
Series 2006-4, Class 1A12, 2.00%, 10/25/46		8,155	5,578,228
Series 2006-5, Class A1, 3.16%, 11/25/46		12,404	5,966,323
APS Resecuritization Trust(a)(c):
Series 2016-1, Class 1MZ, 4.33%, 07/31/57		18,386	6,902,426
Series 2016-3, Class 3A, 4.64%, 09/27/46		16,469	16,806,570
Series 2016-3, Class 4A, 4.39%, 04/27/47(b)		3,300	3,306,702
Banc of America Funding Trust(a)(c):
Series 2014-R2, Class 1C, 0.00%, 11/26/36		10,757	2,667,787
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(d)		4,386	4,553,181
Bear Stearns ALT-A Trust, Series 2006-6, Class 1A1, 2.11%, 11/25/36(c)		3,288	3,504,632
Bear Stearns Asset-Backed Securities I Trust(e):
Series 2005-AC9, Class A5, 6.25%, 12/25/35		3,523	3,439,563
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36		4,947	4,520,571

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Bear Stearns Mortgage Funding Trust(c):
Series 2006-SL1, Class Al, 2.07%, 08/25/36	USD	3,930	$3,914,310
Series 2007-AR2, Class A1, 1.96%, 03/25/37		221	208,004
Series 2007-AR3, Class 1A1, 1.93%, 03/25/37		2,986	2,878,329
Series 2007-AR4, Class 2A1, 2.00%, 06/25/37		2,329	2,266,561
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		67,223	48,592,394
CHL Mortgage Pass-Through Trust:
Series 2005-22, Class 2A1, 3.61%, 11/25/35(c)		1,787	1,618,064
Series 2006-OA4, Class A1, 3.20%, 04/25/46(c)		32,848	15,432,598
Series 2006-OA5, Class 3A1, 1.99%, 04/25/46(c)		1,928	1,836,021
Series 2007-15, Class 2A2, 6.50%, 09/25/37		17,361	11,948,892
Citicorp Mortgage Securities Trust:
Series 2007-9, Class 1A1, 6.25%, 12/25/37		5,295	4,696,815
Series 2008-2, Class 1A1, 6.50%, 06/25/38		7,132	6,194,978
Credit Suisse Mortgage Capital Certificates(a):
Series 2009-12R, Class 3A1, 6.50%, 10/27/37		21,079	11,611,920
Series 2019-RPL4, Class Al, 3.83%, 08/26/58		14,426	14,539,627
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 3.14%, 11/25/35(c)		3,449	995,503
CSMC Trust(a):
Series 2009-5R, Class 4A4, 4.16%, 06/25/36(c)		5,549	5,092,219
Series 2014-4R, Class 16A3, 0.00%, 02/27/36(c)(d)		3,487	3,290,673
Series 2014-9R, Class 9A1, 1.83%, 08/27/36(c)		4,654	4,090,729
Series 2014-11R, Class 16A1, 3.98%, 09/27/47(c)		7,922	8,058,917
Series 2015-4R, Class 1A2, 1.86%, 11/27/36(c)(d)		2,334	2,082,997
Series 2015-4R, Class 1A4, 1.86%, 10/27/36(c)(d)		6,805	4,593,361
Series 2015-6R, Class 5A1, 2.07%, 03/27/36(c)		298	297,416
Series 2015-6R, Class 5A2, 2.07%, 03/27/36(c)		11,966	9,144,953
Series 2017-2, 0.00%, 02/01/47(d)		7,366	7,172,688
Series 2019-JR1, Class Al, 4.10%, 09/27/66(c)		92,307	92,409,156
Series 2019-JR1, Class B3, 19.76%, 09/27/66(d)		10,267	8,736,197
Series 2019-JR1, Class PT2, 0.00%, 03/25/59(d)		4,212	1,720,524
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 1.96%, 08/25/47(c)		3,558	2,506,791
Deutsche Alt-A Securities, Inc., Series 2007-RS1, Class A2, 2.20%, 01/27/37(a)(c)		337	324,743

Security	Par (000)		Value

United States (continued)
Deutsche Alt-B Securities Mortgage Loan Trust(c):
Series 2006-AB3, Class A3, 6.51%, 07/25/36	USD	1,556	$1,451,102
Series 2006-AB3, Class A8, 6.36%, 07/25/36		989	922,763
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 4.24%, 03/25/36(c)		2,621	2,615,998
GSMPS Mortgage Loan Trust(a)(c):
Series 2005-RP1, Class 1AF, 2.14%, 01/25/35		4,302	3,975,967
Series 2005-RP2, Class 1AF, 2.14%, 03/25/35		5,149	4,787,728
Series 2006-RP1, Class 1AF1, 2.14%, 01/25/36		3,993	3,466,756
GSR Mortgage Loan Trust:
Series 2005-AR1, Class 2A1, 4.09%, 01/25/35(c)		781	801,852
Series 2006-OA1, Class 1A1, 2.01%, 08/25/46(c)		42,891	16,502,263
Series 2007-1F, Class 2A4, 5.50%, 01/25/37		651	723,946
HarborView Mortgage Loan Trust(c):
Series 2006-12, Class 1A1A, 1.97%, 12/19/36		30,043	26,593,342
Series 2007-4, Class 2A2, 2.01%, 07/19/47		2,133	1,953,417
IndyMac INDX Mortgage Loan Trust(c):
Series 2007-AR19, Class 3A1, 3.61%, 09/25/37		6,393	4,491,273
Series 2007-FLX5, Class 2A2, 2.03%, 08/25/37		3,021	2,676,577
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 2A1, 4.09%, 05/25/37(c)		1,695	1,539,452
JPMorgan Madison Avenue Securities Trust, Series 2014-CH1, Class M2, 6.04%, 11/25/24(a)(c)		4,017	4,388,190
JPMorgan Mortgage Trust, Series 2007- A1, Class 4A1, 4.66%, 07/25/35(c)		40	41,126
LSTAR Securities Investment Trust(a)(c):
Series 2019-1, Class A1, 3.41%, 03/01/24		7,960	7,960,230
Series 2019-2, Class A1, 3.21%, 04/01/24		9,620	9,614,828
MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.14%, 08/25/37(a)(c)(d)		2,616	2,073,062
MCM Trust(a):
Series 2018-NPL1, Class A, 4.00%, 05/28/58		5,688	5,730,992
Series 2018-NPL1, Class B, 1.79%, 05/28/58(d)		23,800	3,329,660
Series 2018-NPL2, Class A, 4.00%, 10/25/28(d)(e)		15,278	15,389,736
Series 2018-NPL2, Class B, 0.00%, 10/25/28(d)		53,570	11,860,398
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, 2.00%, 04/25/37(c)		6,657	5,799,476
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 2.05%, 04/16/36(a)(c)		25,529	22,393,071

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
New Residential Mortgage Loan Trust(a):
Series 2019-2A, Class Al, 4.25%, 12/25/57(c)	USD	5,346	$5,570,746
Series 2019-RPL1, Class A1, 4.33%, 02/26/24(e)		17,381	17,442,217
Nomura Asset Acceptance Corp. Alternative Loan Trust:
Series 2001-R1A, Class A, 7.00%, 02/19/30(a)(c)		1,244	1,270,473
Series 2006-AF1, Class 1A4, 6.63%, 05/25/36(e)		1,785	649,745
Series 2007-2, Class A 4, 2.21%, 06/25/37(c)		1,161	964,481
RALI Trust, Series 2007-QH9, Class A1, 3.47%, 11/25/37(c)		1,028	958,741
Reperforming Loan REMIC Trust(a)(c):
Series 2005-R2, Class 1AF1, 2.13%, 06/25/35		2,299	2,212,916
Series 2005-R3, Class AF, 2.19%, 09/25/35		3,648	3,375,173
Seasoned Credit Risk Transfer Trust(c):
Series 2017-3, Class M2, 4.75%, 07/25/56(a)		4,085	4,158,397
Series 2018-1, Class BX, 4.45%, 05/25/57		1,462	603,802
Series 2018-1, Class M, 4.75%, 05/25/57		1,340	1,376,650
Series 2018-3, Class M, 4.75%, 08/25/57(a)		7,320	7,537,426
STACR Trust, Series 2018-DNA2, Class M2, 3.94%, 12/25/30(a)(c)		3,817	3,853,671
STARM Mortgage Loan Trust, Series 2007-2, Class 3A3, 4.66%, 04/25/37(c)		1,088	902,914
Structured Adjustable Rate Mortgage Loan Trust(c):
Series 2005-11, Class 1A1, 3.87%, 05/25/35		1,346	1,192,906
Series 2006-3, Class 4A, 4.02%, 04/25/36		2,582	2,078,165
Structured Asset Mortgage Investments II Trust(c):
Series 2006-AR2, Class A1, 2.02%, 02/25/36		2,762	2,726,336
Series 2006-AR4, Class 3A1, 1.98%, 06/25/36		6,996	6,793,845
Series 2006-AR5, Class 2A1, 2.00%, 05/25/46		1,777	1,516,765
WaMu Mortgage Pass-Through Certificates Trust(c):
Series 2005-AR2, Class B1, 2.32%, 01/25/45		1,609	1,087,532
Series 2007-OA5, Class 1A, 2.99%, 06/25/47		4,510	4,302,471
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust:
Series 2006-1, Class 4CB, 6.50%, 02/25/36		3,551	3,151,786
Series 2006-4, Class 1A1, 6.00%, 04/25/36		6,649	6,466,489
Series 2006-4, Class 3A1, 6.50%, 05/25/36(e)		5,494	5,108,634
Series 2006-4, Class 3A5, 6.35%, 05/25/36(e)		1,460	1,358,100

Security		Par (000)	Value

United States (continued)
Series 2007-OA1, Class 2A, 2.96%, 12/25/46(c)	USD	8,117	$7,205,488

			738,664,412

			908,890,772

Commercial Mortgage-Backed Securities — 4.0%

Cayman Islands — 0.1%(a)
Exantas Capital Corp. Ltd.(c):
Series 2018-RSO6, Class A, 2.57%, 06/15/35		3,064	3,046,566
Series 2019-RSO7, Class AS, 3.24%, 04/15/36		8,519	8,518,984
GPMT Ltd., Series 2018-FL1, Class A, 2.66%, 11/21/35(c)		4,791	4,781,401
PFP Ltd.(c):
Series 2019-5, Class A, 2.71%, 04/14/36		3,671	3,670,661
Series 2019-5, Class AS, 3.16%, 04/14/36		2,140	2,140,000
Prima Capital CRE Securitization Ltd.(d):
Series 2015-4A, Class C, 4.00%, 08/24/49		3,920	4,020,352
Series 2016-6A, Class C, 4.00%, 08/24/40		16,840	16,737,276

			42,915,240

Ireland — 0.1%(c)
Scorpio European Loan Conduit No. 34 DAC, Series 34A, Class C, 2.89%, 05/17/29(a)	GBP	2,750	3,614,872
Taurus DEU DAC:
Series 2016-DE2, Class C, 2.85%, 01/03/27	EUR	1,594	1,787,576
Series 2016-DE2, Class D, 3.75%, 01/03/27		1,742	1,953,541
Taurus FR DAC:
Series 2019-1FR, Class B, 1.45%, 02/02/31		453	508,164
Series 2019-1FR, Class C, 1.95%, 02/02/31		481	540,229
Taurus UK DAC:
Series 2019-UK2, Class B, 2.59%, 11/17/29	GBP	3,535	4,684,231
Series 2019-UK2, Class C, 2.89%, 11/17/29		2,185	2,895,339

			15,983,952

Italy — 0.0%
Taurus IT SRL, Series 2018-IT1, Class A, 1.00%, 05/18/30(C)	EUR	7,735	8,623,945

United Kingdom — 0.1%
Canary Wharf Finance II plc(c):
Class C2, 2.17%, 10/22/37	GBP	2,100	2,411,395
Class D2, 2.90%, 10/22/37		14,689	16,538,729

			18,950,124

United States — 3.7%
1211 Avenue of the Americas Trust(a)(c):
Series 2015-1211, Class D, 4.14%, 08/10/35	USD	1,530	1,598,979

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Series 2015-1211, Class E, 4.14%, 08/10/35	USD	2,360	$2,397,958
245 Park Avenue Trust(a)(c):
Series 2017-245P, Class D, 3.66%, 06/05/37		1,100	1,127,932
Series 2017-245P, Class E, 3.66%, 06/05/37		4,688	4,593,731
280 Park Avenue Mortgage Trust(a)(c):
Series 2017-280P, Class D, 3.28%, 09/15/34		6,940	6,948,398
Series 2017-280P, Class E, 3.86%, 09/15/34		15,305	15,334,176
Series 2017-280P, Class F, 4.57%, 09/15/34		1,370	1,373,841
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29(a)		1,850	1,894,950
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 3.84%, 04/15/35(a)(c)		2,613	2,606,442
Asset Securitization Corp., Series 1997-D5, Class B2, 6.93%, 02/14/43		80	80,316
Atrium Hotel Portfolio Trust(a)(c):
Series 2017-ATRM, Class D, 3.69%, 12/15/36		12,415	12,395,454
Series 2017-ATRM, Class E, 4.79%, 12/15/36		2,345	2,343,739
Series 2018-ATRM, Class E, 5.14%, 06/15/35		4,370	4,378,353
BAMLL Commercial Mortgage Securities Trust(a)(c):
Series 2015-200P, Class F, 3.60%, 04/14/33		3,131	3,095,952
Series 2016-ISQ, Class C, 3.61%, 08/14/34		1,530	1,564,052
Series 2016-ISQ, Class E, 3.61%, 08/14/34		18,000	17,777,617
Series 2017-SCH, Class BF, 3.14%, 11/15/33		6,440	6,425,188
Series 2017-SCH, Class CL, 3.24%, 11/15/32		2,560	2,559,898
Series 2017-SCH, Class DL, 3.74%, 11/15/32		5,070	5,072,028
Series 2018-DSNY, Class D, 3.44%, 09/15/34		8,762	8,777,055
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 2.59%, 01/15/33(a)(c)		3,912	3,907,962
BANK:
Series 2019-BN19, Class C, 4.03%, 08/15/61(c)		1,911	2,002,407
Series 2019-BN24, Class A3, 2.96%, 11/15/62		1,903	1,951,333
Bayview Commercial Asset Trust(a)(c):
Series 2005-2A, Class A1, 2.10%, 08/25/35		4,248	4,069,831
Series 2005-4A, Class A1, 2.09%, 01/25/36		820	789,080
Series 2005-4A, Class A2, 2.18%, 01/25/36		231	223,054
Series 2005-4A, Class M1, 2.24%, 01/25/36		617	595,539
Series 2006-1A, Class A2, 2.15%, 04/25/36		947	911,849
Series 2006-3A ,Class A1, 2.04%, 10/25/36		1,515	1,449,010

Security		Par (000)	Value

United States (continued)
Series 2006-3A, Class A2, 2.09%, 10/25/36	USD	1,643	$1,574,895
Series 2006-4A, Class A1, 2.02%, 12/25/36		2,156	2,078,110
Series 2007-2A, Class A1, 2.06%, 07/25/37		3,710	3,525,114
Series 2007-4A, Class A1, 2.24%, 09/25/37		15,331	14,384,764
Series 2007-6A, Class A4A, 3.29%, 12/25/37		5,310	5,058,921
BBCMS Mortgage Trust(a)(c):
Series 2018-CHRS, Class E, 4.27%, 08/05/38		2,640	2,399,569
Series 2018-TALL, Class A, 2.46%, 03/15/37		2,453	2,440,704
Series 2018-TALL, Class D, 3.19%, 03/15/37		3,030	3,022,485
Series 2019-BWAY, Class D, 3.90%, 11/25/34		5,190	5,164,011
BBCMS Trust(a)(c):
Series 2015-STP, Class E, 4.28%, 09/10/28		220	218,408
Series 2019-CLP, Class D, 3.47%, 12/15/31		11,841	11,781,860
Series 2019-CLP, Class E, 3.85%, 12/15/31		21,411	21,303,514
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36(a)(c)		2,313	2,307,144
Bear Stearns Commercial Mortgage Securities Trust(c):
Series 2005-PWR7, Class B, 5.21%, 02/11/41		1,347	1,344,742
Series 2007-T26, Class AM, 5.45%, 01/12/45		2,114	2,097,303
Benchmark Mortgage Trust(a):
Series 2018-B3, Class D, 3.06%, 04/10/51(c)		570	517,897
Series 2019-B10, Class 3CCA, 3.90%, 03/15/62(c)		9,074	9,257,930
Series 2019-B14, Class 225C, 3.29%, 12/15/62		8,548	8,272,279
BHMS, Series 2018-ATLS, Class A, 2.99%, 07/15/35(a)(c)		18,444	18,428,016
BWAY Mortgage Trust(a):
Series 2013-1515, Class A2, 3.45%, 03/10/33		7,835	8,158,818
Series 2013-1515, Class D, 3.63%, 03/10/33		9,570	9,737,534
Series 2013-1515, Class E, 3.72%, 03/10/33		650	659,957
Series 2013-1515, Class F, 3.93%, 03/10/33(c)		601	606,961
Series 2015-1740, Class E, 4.45%, 01/10/35(c)		9,438	9,508,174
BX Commercial Mortgage Trust(a)(c):
Series 2018-BIOA, Class E, 3.69%, 03/15/37		3,790	3,786,667
Series 2018-IND, Class G, 3.79%, 11/15/35		385	385,958
Series 2018-IND, Class H, 4.74%, 11/15/35		30,688	30,716,653
Series 2019-XL, Class G, 4.04%, 10/15/36		41,879	41,918,241
Series 2019-XL, Class J, 4.39%, 10/15/36		42,390	42,457,587

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
BX Trust(a):
Series 2019-OC11, Class A, 3.20%, 12/09/41	USD	3,891	$4,002,020
Series 2019-OC11, Class D, 4.08%, 12/09/41		19,943	20,288,461
Series 2019-OC11, Class E, 4.08%, 12/09/41		27,834	26,915,319
BXP Trust(a)(c):
Series 2017-CC, Class D, 3.55%, 08/13/37		1,930	1,957,410
Series 2017-CC, Class E, 3.55%, 08/13/37		3,820	3,749,180
Series 2017-GM, Class D, 3.42%, 06/13/39		1,520	1,533,852
Series 2017-GM, Class E, 3.42%, 06/13/39		3,300	3,222,055
CAMB Commercial Mortgage Trust(a)(c):
Series 2019-LIFE, Class D, 3.49%, 12/15/37		15,620	15,663,823
Series 2019-LIFE, Class E, 3.89%, 12/15/37		20,019	20,087,193
Cantor Commercial Real Estate Lending(a)(c):
Series 2019-CF1, Class 65B, 4.14%, 05/15/52		3,000	3,068,514
Series 2019-CF1, Class 65C, 4.12%, 05/15/52		3,700	3,702,246
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%,04/10/29(a)(c)		1,760	1,791,308
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		3,333	3,414,277
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class C, 4.87%, 05/10/58(c)		8,553	9,115,272
Series 2018-TAN, Class C, 5.29%, 02/15/33(a)		3,020	3,182,790
CFK Trust(a)(c):
Series 2019-FAX, Class D, 4.64%, 01/15/39		6,897	7,645,307
Series 2019-FAX, Class E, 4.64%, 01/15/39		6,152	6,578,559
CGBAM Commercial Mortgage Trust(a)(c):
Series 2015-SMRT, Class E, 3.79%, 04/10/28		10,086	10,080,265
Series 2015-SMRT, Class F, 3.79%, 04/10/28		670	669,619
CGDBB Commercial Mortgage Trust(a)(c):
Series 2017-BIOC, Class A, 2.53%, 07/15/32		7,774	7,766,944
Series 2017-BIOC, Class D, 3.34%, 07/15/32		10,999	11,005,808
Series 2017-BIOC, Class E, 3.89%, 07/15/32		16,654	16,612,213
CHC Commercial Mortgage Trust, Series 2019-CHC, Class B, 3.24%, 06/15/34(a)(c)		16,530	16,488,667
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class C, 5.09%, 03/10/47(c)		1,156	1,257,219
Series 2015-GC27, Class C, 4.43%, 02/10/48(c)		14,540	14,929,026

Security		Par (000)	Value

United States (continued)
Series 2015-SHP2, Class F, 6.94%, 07/15/27(a)(c)	USD	869	$868,761
Series 2016-C1, Class D, 4.95%, 05/10/49(a)(c)		1,180	1,204,050
Series 2016-GC37, Class C, 4.92%, 04/10/49(c)		2,110	2,260,201
Series 2016-P3, Class C, 4.83%, 04/15/49(c)		340	366,177
Series 2016-P3, Class D, 2.80%, 04/15/49(a)(c)		340	295,680
Series 2019-PRM, Class E, 4.89%, 05/10/36(a)		10,819	11,103,227
Series 2019-SMRT, Class D, 4.74%, 01/10/36(a)(c)		17,385	18,269,113
Series 2019-SMRT, Class E, 4.74%, 01/10/36(a)(c)		1,081	1,109,993
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.72%, 06/10/44(a)(c)		1,066	1,079,176
Series 2012-CR4, Class AM, 3.25%, 10/15/45		3,150	3,149,837
Series 2013-300P, Class D, 4.39%, 08/10/30(a)(c)		750	778,538
Series 2013-GAM, Class A2, 3.37%, 02/10/28(a)		845	848,625
Series 2013-GAM, Class E, 3.42%, 02/10/28(a)(c)		4,864	4,780,807
Series 2014-CR15, Class C, 4.75%, 02/10/47(c)		670	718,037
Series 2014-UBS4, Class C, 4.61%, 08/10/47(c)		6,519	6,741,984
Series 2015-CR23, Class CMC, 3.68%, 05/10/48(a)(c)		580	580,541
Series 2015-CR23, Class CMD, 3.68%, 05/10/48(a)(c)		18,523	18,531,167
Series 2015-CR23, Class CME, 3.68%, 05/10/48(a)(c)		15,050	15,041,873
Series 2015-CR25, Class C, 4.54%, 08/10/48(c)		290	301,423
Series 2015-LC19, Class D, 2.87%, 02/10/48(a)		2,943	2,714,852
Series 2015-LC21, Class C, 4.30%, 07/10/48(c)		6,490	6,770,785
Series 2015-LC23, Class A4, 3.77%, 10/10/48		2,008	2,146,685
Series 2016-667M, Class D, 3.18%, 10/10/36(a)(c)		1,840	1,825,049
Series 2017-COR2, Class D, 3.00%, 09/10/50(a)		2,237	2,078,699
Series 2018-HCLV, Class B, 3.14%, 09/15/33(a)(c)		3,955	3,937,716
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.88%, 04/15/37		56	55,449
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class B, 4.19%, 06/15/57(c)		4,190	4,244,452
Series 2018-CX12, Class A4, 4.22%, 08/15/51(c)		2,070	2,292,331
Series 2019-C15, Class C, 4.98%, 03/15/52(c)		4,158	4,594,284
Series 2019-C15, Class D, 3.00%, 03/15/52(a)		3,323	2,985,069
Series 2019-C16, Class C, 4.24%, 06/15/52(c)		8,219	8,532,755

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Series 2019-C17, Class C, 3.93%, 09/15/52	USD	6,920	$7,049,650
Series 2019-C17, Class D, 2.50%, 09/15/52(a)		5,441	4,554,097
CSMC Trust(a):
Series 2017-CHOP, Class E, 5.04%, 07/15/32(c)		2,963	2,964,850
Series 2017-PFHP, Class A, 2.69%, 12/15/30(c)		2,310	2,307,108
Series 2017-TIME, Class A, 3.65%, 11/13/39		2,190	2,279,313
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.19%, 04/10/37(a)(c)		2,873	2,775,171
DBUBS Mortgage Trust(a):
Series 2017-BRBK, Class A, 3.45%, 10/10/34		6,680	6,959,418
Series 2017-BRBK, Class D, 3.53%, 10/10/34(c)		3,760	3,814,328
Series 2017-BRBK, Class E, 3.53%, 10/10/34(c)		11,280	11,222,219
Series 2017-BRBK, CIass F, 3.53%, 10/10/34(c)		2,300	2,268,538
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/35(a)(c)		3,210	3,360,660
GRACE Mortgage Trust, Series 2014- GRCE, Class F, 3.59%, 06/10/28(a)(c)		28,606	28,706,213
GS Mortgage Securities Corp. II(a):
Series 2005-ROCK, Class A, 5.37%, 05/03/32		7,340	8,341,307
Series 2012-TMSQ, Class D, 3.46%, 12/10/30(c)		2,620	2,641,443
Series 2017-375H, Class A, 3.48%, 09/10/37(c)		1,460	1,535,794
GS Mortgage Securities Corp. Trust(a):
Series 2016-RENT, Class C, 4.07%, 02/10/29(c)		1,450	1,462,953
Series 2017-500K, Class D, 3.04%, 07/15/32(c)		620	619,224
Series 2017-500K, Class E, 3.24%, 07/15/32(c)		1,270	1,267,978
Series 2017-500K, Class F, 3.54%, 07/15/32(c)		1,435	1,435,397
Series 2017-500K, Class G, 4.24%, 07/15/32(c)		963	962,424
Series 2017-GPTX, Class A, 2.86%, 05/10/34		6,110	6,092,113
Series 2018-HULA, Class D, 3.54%, 07/15/25(c)		3,256	3,251,816
Series 2019-BOCA, Class A, 2.94%, 06/15/38(c)		3,284	3,282,937
Series 2019-SOHO, Class E, 3.61%, 06/15/36(c)		9,280	9,260,314
GS Mortgage Securities Trust:
Series 2014-GC20, Class B, 4.53%, 04/10/47(c)		370	392,757
Series 2015-590M, Class E, 3.81%, 10/10/35(a)(c)		4,140	4,117,887
Series 2015-GC28, Class B, 3.98%, 02/10/48		1,520	1,581,081
Series 2017-GS7, Class D, 3.00%, 08/10/50(a)		3,909	3,674,133
Series 2017-GS7, Class E, 3.00%, 08/10/50(a)		3,926	3,606,960

Security		Par (000)	Value

United States (continued)
Series 2019-GSA1, Class C, 3.81%, 11/10/52	USD	1,130	$1,128,324
GSCG Trust, Series 2019-600C, Class F, 4.12%, 09/06/34(a)(c)		3,885	3,771,094
Hudson Yards Mortgage Trust(a):
Series 2016-10HY, Class A, 2.84%, 08/10/38		5,230	5,263,385
Series 2019-30HY, Class E, 3.44%, 07/10/39(c)		4,966	4,844,489
Series 2019-55HY, Class F, 3.04%, 12/10/41(c)		8,659	7,648,055
IMT Trust(a):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34		4,090	4,243,880
Series 2017-APTS, Class DFX, 3.50%, 06/15/34(c)		1,350	1,362,328
Series 2017-APTS, Class EFX, 3.50%, 06/15/34(c)		2,090	2,070,856
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.12%, 12/15/48(a)(c)		4,979	4,931,709
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class D, 4.64%, 03/15/50(a)(c)		4,720	4,878,897
Series 2017-JP7, Class B, 4.05%, 09/15/50		840	888,034
Series 2019-COR5, Class C, 3.75%, 06/13/52		2,264	2,271,136
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2015-JP1, Class C, 4.74%, 01/15/49(c)		1,650	1,739,442
Series 2015-JP1, Class D, 4.24%, 01/15/49(c)		7,843	7,846,448
Series 2015-UES, Class E, 3.62%, 09/05/32(a)(c)		17,360	17,367,840
Series 2015-UES, Class F, 3.62%, 09/05/32(a)(c)		820	818,582
Series 2016-NINE, Class A, 2.85%, 09/06/38(a)(c)		24,506	24,878,337
Series 2018-WPT, Class FFX, 5.54%, 07/05/33(a)		2,430	2,500,550
Series 2019-BKWD, Class E, 4.34%, 09/15/29(a)(c)		9,932	9,940,781
Series 2019-MFP, Class E, 3.90%, 07/15/36(a)(c)		5,580	5,586,665
Series 2019-MFP, Class F, 4.74%, 07/15/36(a)(c)		2,015	2,018,210
Series 2019-OSB, Class E, 3.78%, 06/05/39(a)(c)		3,216	3,230,508
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 3.54%, 05/15/36(a)(c)		26,361	26,345,732
LCCM Mortgage Trust, Series 2014-909, Class E, 3.90%, 05/15/31(a)(c)		10,892	10,915,442
Lehman Brothers Small Balance Commercial Mortgage Trust(a)(c):
Series 2006-2A, Class M2, 2.10%, 09/25/36		1,687	1,652,617
Series 2007-1A, Class 1A, 2.04%, 03/25/37		2,738	2,659,841
LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.15%, 04/20/48(a)(c)		5,540	5,623,451

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
MAD Mortgage Trust(a)(c):
Series 2017-330M, Class D, 3.98%, 08/15/34	USD	2,925	$2,965,112
Series 2017-330M, Class E, 4.03%, 08/15/34		8,020	7,978,734
Madison Avenue Trust, Series 2013-650M, Class D, 4.03%, 10/12/32(a)(c)		8,002	8,024,048
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class D, 5.60%, 07/12/38(c)		2,636	2,661,066
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.13%, 07/15/50(a)(c)		3,338	3,332,942
Series 2015-C25, Class C, 4.53%, 10/15/48(c)		720	768,468
Series 2015-C26, Class D, 3.06%, 10/15/48(a)		1,917	1,818,448
Series 2017-C33, Class C, 4.56%, 05/15/50(c)		2,270	2,378,198
Morgan Stanley Capital Barclays Bank Trust, Series 2016-MART, Class A, 2.20%, 09/13/31(a)		2,200	2,194,627
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C, 6.07%, 10/15/42(c)		4,210	4,303,814
Series 2007-T27, Class AJ, 5.95%, 06/11/42(c)		5,909	6,232,651
Series 2014-150E, Class F, 4.30%, 09/09/32(a)(c)		9,230	9,452,656
Series 2014-CPT, Class E, 3.45%, 07/13/29(a)(c)		630	633,395
Series 2014-CPT, Class F, 3.45%, 07/13/29(a)(c)		15,216	15,230,396
Series 2014-CPT, Class G, 3.45%, 07/13/29(a)(c)		6,825	6,796,311
Series 2015-MS1, Class C, 4.03%, 05/15/48(c)		3,053	3,132,171
Series 2015-MS1, Class D, 4.03%, 05/15/48(a)(c)		830	794,218
Series 2017-CLS, Class F, 4.34%, 11/15/34(a)(c)		15,877	15,877,002
Series 2017-H1, Class C, 4.28%, 06/15/50(c)		1,244	1,273,317
Series 2017-H1, Class D, 2.55%, 06/15/50(a)		7,340	6,333,244
Series 2017-HR2, Class D, 2.73%, 12/15/50		1,115	1,001,654
Series 2018-H3, Class A5, 4.18%, 07/15/51		383	425,714
Series 2018-H3, Class C, 4.85%, 07/15/51(c)		2,880	3,117,502
Series 2018-H3, Class D, 3.00%, 07/15/51(a)		2,620	2,364,582
Series 2018-MP, Class E, 4.28%, 07/11/40(a)(c)		9,449	9,378,512
Series 2018-SUN, Class F, 4.29%, 07/15/35(a)(c)		2,723	2,722,977
Series 2019-AGLN, Class D, 3.49%, 03/15/34(a)(c)		9,030	9,029,962
Series 2019-AGLN, Class F, 4.34%, 03/15/34(a)(c)		9,590	9,632,000
Series 2019-NUGS, Class E, 3.99%, 12/15/36(a)(c)		2,810	2,799,454

Security		Par (000)	Value

United States (continued)
Multi Security Asset Trust LP Commercial Mortgage-Backed Securities Pass-Through, Series 2005-RR4A, Class N, 4.78%, 11/28/35(a)(c)	USD	2,167	$2,189,072
Natixis Commercial Mortgage Securities Trust(a)(c):
Series 2018-FL1, Class A, 2.72%, 06/15/35		2,056	2,048,339
Series 2018-FL1, Class MCR1, 4.12%, 06/15/35		1,567	1,565,161
Series 2019-10K, Class D, 4.13%, 05/15/39		9,410	9,833,989
Series 2019-LVL, Class D, 4.44%, 08/15/38		3,140	3,362,430
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 3.95%, 05/10/39(a)(c)		7,856	7,935,358
RAIT Trust, Series 2017-FL7, Class C, 4.24%, 06/15/37(a)(c)		655	655,205
SG Commercial Mortgage Securities Trust, Series 2019-PREZ, Class D, 3.59%, 09/15/39(a)(c)		4,690	4,657,196
USDC(a)(c):
Series 2018-USDC, Class E, 4.49%, 05/13/38		4,300	4,403,232
Series 2018-USDC, Class F, 4.49%, 05/13/38		3,780	3,797,220
Velocity Commercial Capital Loan Trust:
Series 2014-1, Class M7, 8.76%, 09/25/44(a)(c)		2,399	2,417,899
Series 2016-1, Class M4, 8.94%, 04/25/46(a)(c)		970	1,073,518
Series 2016-2, Class M3, 5.50%, 10/25/46(c)		2,250	2,296,973
Series 2016-2, Class M4, 7.23%, 10/25/46(c)		1,110	1,144,792
Series 2017-2, Class M3, 4.24%, 11/25/47(a)(c)		1,520	1,532,464
Series 2017-2, Class M4, 5.00%, 11/25/47(a)(c)		913	921,689
Series 2018-1, Class M2, 4.26%, 04/25/48(a)		871	894,159
VNDO Mortgage Trust(a)(c):
Series 2013-PENN, Class D, 3.95%, 12/13/29		1,400	1,407,906
Series 2013-PENN, Class E, 3.95%, 12/13/29		4,115	4,122,980
Wells Fargo Commercial Mortgage Trust:
Series 2013-BTC, Class F, 3.55%, 04/16/35(a)(c)		8,491	8,232,239
Series 2015-C27, Class C, 3.89%, 02/15/48		5,879	5,812,032
Series 2015-NXS4, Class D, 3.60%, 12/15/48(c)		1,516	1,501,826
Series 2015-P2, Class D, 3.24%, 12/15/48(a)		1,687	1,508,181
Series 2016-C34, Class C, 5.03%, 06/15/49(c)		2,490	2,666,103
Series 2016-NXS5, Class D, 4.87%, 01/15/59(c)		1,000	1,050,729
Series 2017-C39, Class D, 4.35%, 09/15/50(a)(c)		1,553	1,556,845

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Series 2017-HSDB, Class A, 2.59%, 12/13/31(a)(c)	USD	3,928	$3,916,176
Series 2018-1745, Class A, 3.75%, 06/15/36(a)(c)		2,490	2,661,248
Series 2018-BXI, Class E, 3.90%, 12/15/36(a)(c)		2,297	2,293,845
Series 2018-C44, Class D, 3.00%, 05/15/51(a)		948	856,176
Series 2018-C45, Class C, 4.73%, 06/15/51		1,450	1,536,537
Series 2019-C54, Class A4, 3.15%, 12/15/52		1,362	1,412,173
WFRBS Commercial Mortgage Trust(c):
Series 2011-C3, Class A3FL, 2.69%, 03/15/44(a)		24	24,084
Series 2014-C24, Class B, 4.20%, 11/15/47		1,770	1,797,936

			1,260,248,626

			1,346,721,887

Interest Only Collateralized Mortgage Obligations — 0.0%
United States — 0.0%(c)
IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 1.62%, 07/25/47		24,570	902,743
Reperforming Loan REMIC Trust, Series 2005-R3, Class AS, 4.34%, 09/25/35(a)		3,014	347,353
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, 1.07%, 07/25/56(a)		8,555	1,040,366
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 4.80%, 02/25/38(a)		33,910	12,215,667

			14,506,129

Interest Only Commercial Mortgage-Backed Securities — 0.3%
United States — 0.3%(c)
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.15%, 06/05/37(a)		25,000	323,250
BAMLL Commercial Mortgage Securities Trust, Series 2016-SS1, Class XA, 0.56%, 12/15/35(a)		19,140	602,336
Banc of America Commercial Mortgage Trust:
Series 2017-BNK3, Class XB, 0.63%, 02/15/50		31,555	1,301,458
Series 2017-BNK3, Class XD, 1.29%, 02/15/50(a)		12,290	965,502
BANK:
Series 2019-BN20, Class XA, 0.84%, 09/15/62		25,315	1,699,211
Series 2019-BN20, Class XB, 0.36%, 09/15/62		86,048	2,795,407
Barclays Commercial Mortgage Trust, Series 2019-C3, Class XA, 1.35%, 05/15/52		46,016	4,704,848
BBCMS Trust(a):
Series 2015-SRCH, Class XA, 0.96%, 08/10/35		73,430	4,181,104
Series 2015-SRCH, Class XB, 0.19%, 08/10/35		42,790	621,739

Security		Par (000)	Value

United States (continued)
Benchmark Mortgage Trust:
Series 2019-B9, Class XA, 1.05%, 03/15/52	USD	51,409	$4,041,153
Series 2019-B13, Class XA, 1.27%, 08/15/57		148,952	12,445,911
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class X, 1.39%, 04/10/29(a)(d)		84,430	2,405,411
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XB, 0.73%, 05/10/58		18,700	799,238
Commercial Mortgage Trust:
Series 2013-CR6, Class XA, 1.05%, 03/10/46		25,440	615,735
Series 2015-CR25, Class XA, 0.84%, 08/10/48		16,180	622,083
Series 2018-COR3, Class XD, 1.75%, 05/10/51(a)		8,680	1,060,140
CSAIL Commercial Mortgage Trust:
Series 2017-CX10, Class XB, 0.13%, 11/15/50		32,800	527,801
Series 2019-C16, Class XA, 1.57%, 06/15/52		115,842	13,793,923
Series 2019-C17, Class XA, 1.37%, 09/15/52		87,564	8,891,826
Series 2019-C17, Class XB, 0.56%, 09/15/52		41,829	2,007,599
CSMC OA LLC, Series 2014-USA, Class X2, 0.04%, 09/15/37(a)		598,765	2,562,714
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.29%, 04/10/37(a)		52,590	1,400,998
DBJPM Mortgage Trust, Series 2017- C6, Class XD, 1.00%, 06/10/50		15,440	905,402
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class X1, 0.21%, 05/03/32(a)		24,000	325,526
GS Mortgage Securities Trust:
Series 2014-GC20, Class XA, 1.06%, 04/10/47		3,957	120,644
Series 2019-GSA1, Class XA, 0.84%, 11/10/52		31,774	2,123,997
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 0.85%, 09/15/47		5,833	192,295
Series 2015-C27, Class XD, 0.50%, 02/15/48(a)		31,775	693,966
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(a)		14,670	652,461
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)		37,589	1,611,816
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.08%, 03/10/50(a)		9,504	376,836
Morgan Stanley Bank of America Merrill Lynch Trust(a):
Series 2014-C19, Class XD, 1.21%, 12/15/47		51,913	2,795,723
Series 2014-C19, Class XF, 1.21%, 12/15/47		13,486	663,241
Series 2015-C21, Class XB, 0.30%, 03/15/48		15,696	246,363

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Series 2015-C26, Class XD, 1.34%, 10/15/48	USD	18,660	$1,309,372
Morgan Stanley Capital I Trust:
Series 2017-H1, Class XD, 2.20%, 06/15/50(a)		8,870	1,237,986
Series 2019-H6, Class XB, 0.72%, 06/15/52		53,695	3,254,341
Series 2019-L2, Class XA, 1.03%, 03/15/52		22,840	1,798,812
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39(a)		99,000	2,682,900
One Market Plaza Trust(a):
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32		152,049	460,709
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(d)		30,410	304
UBS Commercial Mortgage Trust:
Series 2019-C17, Class XA, 1.64%, 10/15/52		69,961	7,881,825
Series 2019-C18, Class XA, 1.18%, 12/15/52		72,190	5,447,292
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.26%, 08/15/49(a)		9,764	671,275
Series 2019-C50, Class XA, 1.46%, 05/15/52		48,849	4,992,273

			108,814,746

Principal Only Collateralized Mortgage Obligations — 0.0%
United States — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(a)(f)		4,213	471,561

Total Non-Agency Mortgage-Backed Securities — 7.0% (Cost: $2,369,752,657)			2,379,405,095

Preferred Securities — 0.4%

Capital Trusts — 0.3%

Luxembourg — 0.0%
Novartex Holding Luxembourg SCA(d)	EUR	—(s)	—

Netherlands — 0.0%
ING Groep NV, 6.00%(j)(n)	USD	1,253	1,259,641

United Kingdom — 0.0(j)(n)
HSBC Holdings plc, 6.37%		1,492	1,605,765
Lloyds Banking Group plc:
6.41%(a)		1,000	1,162,500
6.66%		437	520,659
6.66%(a)		2,363	2,815,373

			6,104,297

United States — 0.3%(j)
Bank of America Corp.(n):
Series X, 6.25%		20,000	22,225,000
Series DD, 6.30%		2,558	2,954,490
Series Z, 6.50%		9,994	11,343,190
Capital One Financial Corp., Series E, 5.55%(n)		6,418	6,513,436
JPMorgan Chase & Co.(n):
Series FF, 5.00%		19,460	20,238,400
Series Z, 5.30%		13,170	13,270,092

Security		Par (000)	Value

United States (continued)
Series S, 6.75%	USD	9,961	$11,248,459
Morgan Stanley, Series J, 5.55%(n)		5,057	5,157,331
NBCUniversal Enterprise, Inc., 5.25%(a)		4,900	5,059,250

			98,009,648

Total Capital Trusts — 0.3% (Cost: $101,993,110)			105,373,586

		Shares

Preferred Stocks — 0.1%

Spain — 0.0%
Banco Santander SA, Series 6, 4.00%(j)(n)		111,000	2,688,420

United States — 0.1%
Bristow Group, Inc., 10.00%(a)(d)(j)		52,552	2,689,611
Broadcom, Inc., Series A, 8.00%(l)		5,152	6,068,902
Federal Home Loan Mortgage Corp., Series Z, 8.38%(i)(j)(n)		249,600	2,957,760
Federal National Mortgage Association, Series S, 8.25%(i)(j)(n)		249,600	2,982,720
Morgan Stanley, Series E, 7.13%(i)(j)(n)		28,741	822,280

			15,521,273

Total Preferred Stocks — 0.1% (Cost: $15,222,014)			18,209,693

Total Preferred Securities — 0.4% (Cost: $117,215,124)			123,583,279

		Par (000)

U.S. Government Sponsored Agency Securities — 62.4%

Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b):
Series 2015-DN1, Class B, (LIBOR USD 1 Month + 11.50%), 13.29%, 01/25/25		1,460	1,977,705
Series 2015-HQ2, Class B, (LIBOR USD 1 Month + 7.95%), 9.74%, 05/25/25		1,578	1,866,023
Series 2017-DNA2, Class B1, (LIBOR USD 1 Month + 5.15%), 6.94%, 10/25/29		3,125	3,606,377
Series 2017-DNA3, Class B1, (LIBOR USD 1 Month + 4.45%), 6.24%, 03/25/30		5,034	5,567,066
Series 2017-HRP1, Class M2, (LIBOR USD 1 Month + 2.45%), 4.24%, 12/25/42		1,694	1,710,007

			14,727,178

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K076, Class A2, 3.90%, 04/25/28	USD	5,460	$6,033,169
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes(n):
Series KL4F, Class A2AS, 3.68%, 10/25/25		4,408	4,670,610
Series KW06, Class A2, 3.80%, 06/25/28		2,790	3,028,856
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series 2016-K54, Class B, 4.05%, 04/25/48(a)(n)		3,410	3,575,511
Series 2017-K64, Class B, 3.98%, 05/25/50(a)(n)		2,026	2,141,583
Series 2017-KGX1,Class BFX, 3.59%, 10/25/27(a)(n)		2,746	2,700,444
Series 2018-K732, Class B, 4.06%, 05/25/25(a)(n)		4,990	5,175,041
Series 2018-K74, Class B, 4.09%, 02/25/51(a)(n)		1,200	1,258,093
Series 2018-K77, Class B, 4.16%, 05/25/51(a)(n)		2,060	2,181,049
Series 2018-K80, Class B, (LIBOR USD 1 Month + 0.00%), 4.23%, 08/25/50(a)(b)		4,180	4,465,446
Series 2018-SB52, Class A10F, 3.48%, 06/25/28(n)		6,651	6,935,342
Series 2018-SB53, Class A10F, 3.66%, 06/25/28(n)		3,958	4,156,809
Series 2019-K103, Class B, 3.57%, 12/25/51(a)(n)		2,003	1,977,208
Government National Mortgage Association:
Series 2015-97, Class VA, 2.25%, 12/16/38		2,910	2,827,084
Series 2016-158, Class VA, 2.00%, 03/16/35		1,811	1,718,529

			52,844,774

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Government National Mortgage Association:
Series 2014-40, Class Al, 1.00%, 02/16/39		6,332	40,460
Series 2014-52, Class Al, 0.83%, 08/16/41		16,254	317,107
Government National Mortgage
Association Variable Rate Notes:
Series 2009-80, 0.68%, 09/16/51(n)		4,837	421,294
Series 2012-23, 0.35%, 06/16/53(n)		7,830	108,453
Series 2013-145, Class SI, (LIBOR USD 1 Month + 6.25%), 4.51%, 04/16/40(b)		11,943	660,919
Series 2013-191, 0.73%, 11/16/53(n)		7,464	229,128
Series 2013-30, 0.79%, 09/16/53(n)		33,902	1,282,103
Series 2013-63, 0.79%, 09/16/51(n)		45,353	2,241,780
Series 2013-78, 0.75%, 10/16/54(n)		35,866	1,381,189

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2015-173, 0.88%, 09/16/55(n)	USD	16,321	$998,008
Series 2015-22, 0.70%, 03/16/55(n)		24,976	1,057,398
Series 2015-37, 0.76%, 10/16/56(n)		6,341	336,084
Series 2015-48, 0.69%, 02/16/50(n)		13,502	547,308
Series 2016-110, 1.03%, 05/16/58(n)		18,195	1,299,593
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(b)		21,218	1,731,117
Series 2016-125, 0.99%, 12/16/57(n)		23,665	1,666,088
Series 2016-128, 0.95%, 09/16/56(n)		35,934	2,572,714
Series 2016-152, 0.88%, 08/15/58(n)		23,928	1,621,300
Series 2016-162, 0.99%, 09/16/58(n)		69,521	5,357,000
Series 2016-165, 0.96%, 12/16/57(n)		17,490	1,329,284
Series 2016-26, 0.94%, 02/16/58(n)		86,365	5,707,705
Series 2016-36, 0.91%, 08/16/57(n)		10,832	719,537
Series 2016-67, 1.14%, 07/16/57(n)		12,887	946,549
Series 2016-92, 1.00%, 04/16/58(n)		21,028	1,425,841
Series 2016-96, 0.98%, 12/16/57(n)		44,956	3,196,061
Series 2016-97, 1.04%, 07/16/56(n)		26,642	1,923,473
Series 2018-85, 0.49%, 07/16/60(n)		30,317	1,683,976

			40,801,469

Mortgage-Backed Securities — 62.1%
Federal Home Loan Mortgage Corp.: 4.00%, 11/01/41 - 07/01/48		20,557	21,954,841
Government National Mortgage Association:
4.50%, 03/20/49		181,269	189,349,142
4.50%, 04/20/49(t)		322,648	336,958,495
4.50%, 01/15/50(u)		3,853,543	4,028,758,784
Uniform Mortgage-Backed Securities:
3.00%, 01/01/33 - 09/01/34		10,367	10,739,840
2.50%, 01/25/35 - 01/25/50(u)		536,486	531,104,828
3.00%, 01/25/35 - 01/25/50(u)		705,586	715,711,147
3.50%, 01/25/35 - 02/25/50(u)		1,561,673	1,606,365,134
6.00%, 03/01/38		2	2,676
4.00%, 12/01/40 - 09/01/49		620,131	669,915,522
4.50%, 09/01/43 - 11/01/44		344	369,350
4.00%, 01/25/50 - 02/25/50(u)		10,164,438	10,573,001,804
4.50%, 01/25/50 - 02/25/50(u)		2,308,461	2,430,849,319

			21,115,080,882

Total U.S. Government Sponsored Agency Securities — 62.4% (Cost: $21,186,855,928)			21,223,454,303

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations — 7.9%
U.S. Treasury Inflation Linked Notes:
0.63%, 04/15/23(v)(w)	USD	161,157	$163,651,037
0.50%, 04/15/24(v)(w)		2,180,912	2,216,169,847
0.13%, 10/15/24		115,162	115,825,195
0.25%, 01/15/25		35,835	36,153,293
0.88%, 01/15/29		36,385	38,636,834
U.S. Treasury Notes:
2.75%, 09/15/21		1,500	1,528,770
2.63%, 12/31/23		65	67,425
2.13%, 03/31/24		4,950	5,042,039
3.13%, 11/15/28		2,000	2,200,547
2.38%, 05/15/29		1,000	1,040,117
1.75%, 11/15/29		110,000	108,427,343

Total U.S. Treasury Obligations — 7.9% (Cost: $2,675,612,731)			2,688,742,447

		Shares

Warrants — 0.0%

United States — 0.0%
Target Hospitality Corp. (Issued/ exercisable 03/05/19,1 share for 1 warrant, Expires 03/05/24, Strike Price USD 11.50)(g)		22,811	11,862

Total Warrants — 0.0%			11,862

Total Long-Term Investments — 146.9% (Cost: $49,423,766,062)			49,981,834,546

		Par (000)

Short-Term Securities — 12.0%

Borrowed Bond Agreements — 2.3%(x)
Barclays Bank plc, (40.00)%, Open (Purchased on 08/23/19 to be repurchased at USD 5,691,263, collateralized by Quorum Health Corp., 11.63%, due at 04/15/23, par and fair value of USD 7,425,000 and $6,325,172, respectively)(y)		6,775	6,775,313
Barclays Bank plc, (3.75)%, Open (Purchased on 11/14/19 to be repurchased at USD 525,825, collateralized by Party City Holdings, lnc., 6.63%, due at 08/01/26, par and fair value of USD 990,000 and $697,950, respectively)(y)		528	528,413
Barclays Bank plc, (3.25)%, Open (Purchased on 08/23/19 to be repurchased at USD 1,893,375, collateralized by Calumet Specialty Products Partners LP, 7.63%, due at 01/15/22, par and fair value of USD 1,980,000 and $1,980,000, respectively)(y)		1,893	1,893,375

		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (3.10)%, Open (Purchased on 09/17/19 to be repurchased at EUR 2,627,471, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 2,600,000 and $2,991,664, respectively)(y)	EUR	2,654	$2,977,431
Barclays Bank plc, (2.60)%, Open (Purchased on 09/17/19 to be repurchased at EUR 2,524,050, collateralized by Auchan Holding SA, 2.25%, due at 04/06/23, par and fair value of EUR 2,400,000 and $2,849,324, respectively)(y)		2,546	2,855,516
Barclays Bank plc, (2.25)%, Open (Purchased on 10/24/19 to be repurchased at EUR 1,085,937, collateralized by ProGroup AG, 3.00%, due at 03/31/26, par and fair value of EUR 1,100,000 and $1,244,974, respectively)(y)		1,090	1,222,888
Barclays Bank plc, (1.80)%, Open (Purchased on 10/04/19 to be repurchased at EUR 10,547,181, collateralized by Airbus Finance BV, 0.88%, due at 05/13/26, par and fair value of EUR 10,000,000 and $11,655,562, respectively)(y)		10,598	11,888,113
Barclays Bank plc, (1.35)%, Open (Purchased on 11/07/19 to be repurchased at EUR 206,865, collateralized by Starfruit Finco BV, 6.50%, due at 10/01/26, par and fair value of EUR 200,000 and $240,044, respectively)(y)		207	232,569
Barclays Bank plc, (1.30)%, Open (Purchased on 09/17/19 to be repurchased at EUR 570,205, collateralized by Valeo SA, 3.25%, due at 01/22/24, par and fair value of EUR 500,000 and $628,285, respectively)(y)		573	642,330
Barclays Bank plc, (1.25)%, Open (Purchased on 08/23/19 to be repurchased at USD 966,804, collateralized by SRS Distribution, lnc., 8.25%, due at 07/01/26, par and fair value of USD 976,000 and $1,007,720, respectively)(y)	USD	971	971,120
Barclays Bank plc, (1.20)%, Open (Purchased on 09/17/19 to be repurchased at EUR 2,024,102, collateralized by INEOS Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 2,000,000 and $2,316,310, respectively)(y)	EUR	2,032	2,279,384
Barclays Bank plc, (1.20)%, Open (Purchased on 09/17/19 to be repurchased at EUR 2,263, 656, collateralized by Telenet Finance Luxembourg Notes SARL, 3.50%, due at 03/01/28, par and fair value of EUR 2,100,000 and $2,544,016, respectively)(y)		2,273	2,549,151

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (1.15)%, Open (Purchased on 10/18/19 to be repurchased at EUR 2,490,548, collateralized by eircom Finance DAC, 1.75%, due at 11/01/24, par and fair value of EUR 2,500,000 and $2,803,549, respectively)(y)	EUR	2,497	$2,800,772
Barclays Bank plc, (1.10)%, Open (Purchased on 09/17/19 to be repurchased at EUR 2,908,593, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 2,697,000 and $3,190,118, respectively)(y)		2,919	3,274,352
Barclays Bank plc, (1.05)%, Open (Purchased on 09/17/19 to be repurchased at EUR 6,512,157, collateralized by Banco Bilbao Vizcaya Argentaria SA, 3.50%, due at 02/10/27, par and fair value of EUR 5,500,000 and $7,202,516, respectively)(y)		6,535	7,329,866
Barclays Bank plc, (1.05)%, Open (Purchased on 09/17/19 to be repurchased at EUR 848,822, collateralized by Lincoln Financing SARL, 3.63%, due at 04/01/24, par and fair value of EUR 809,000 and $940,124, respectively)(y)		852	955,405
Barclays Bank plc, (1.05)%, Open (Purchased on 09/17/19 to be repurchased at EUR 5,546,630, collateralized by Aviva plc, 1.88%, due at 11/13/27, par and fair value of EUR 5,000,000 and $6,139,122, respectively)(y)		5,566	6,243,102
Barclays Bank plc, (1.00)%, Open (Purchased on 09/17/19 to be repurchased at EUR 16,618,402, collateralized by Carlsberg Breweries A/S, 2.50%, due at 05/28/24, par and fair value of EUR 15,000,000 and $18,472,234, respectively)(y)		16,673	18,702,048
Barclays Bank plc, (0.95)%, Open (Purchased on 09/17/19 to be repurchased at EUR 3,272,262, collateralized by Merck KGaA, 1.62%, due at 06/25/79, par and fair value of EUR 3,200,000 and $3,689,557, respectively)(y)		3,282	3,681,940
Barclays Bank plc, (0.95)%, Open (Purchased on 09/17/19 to be repurchased at EUR 3,312,367, collateralized by International Game Technology plc, 3.50%, due at 06/15/26, par and fair value of EUR 3,092,000 and $3,693,736, respectively)(y)		3,323	3,727,066

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (0.95)%, Open (Purchased on 09/17/19 to be repurchased at EUR 1,880,163, collateralized by Raiffeisen Bank International AG, 6.00%, due at 10/16/23, par and fair value of EUR 1,500,000 and $2,014,873, respectively)(y)	EUR	1,886	$2,115,554
Barclays Bank plc, (0.90)%, Open (Purchased on 10/04/19 to be repurchased at EUR 1,891,589, collateralized by Elis SA, 1.63%, due at 04/03/28, par and fair value of EUR 1,900,000 and $2,152,542, respectively)(y)		1,896	2,126,925
Barclays Bank plc, (0.90)%, Open (Purchased on 10/08/19 to be repurchased at EUR 1,884,944, collateralized by Elis SA, 1.63%, due at 04/03/28, par and fair value of EUR 1,900,000 and $2,152,543, respectively)(y)		1,889	2,119,274
Barclays Bank plc, (0.85)%, Open (Purchased on 11/26/19 to be repurchased at EUR 4,466,066, collateralized by ARD Finance SA, 5.00%, due at 06/30/27, par and fair value of EUR 4,500,000 and $5,087,022, respectively)(y)		4,470	5,014,234
Barclays Bank plc, (0.85)%, Open (Purchased on 09/17/19 to be repurchased at EUR 38,597,172, collateralized by Portuguese Republic, 2.13%, due at 10/17/28, par and fair value of EUR 32,565,000 and $42,031,128, respectively)(y)		38,705	43,415,180
Barclays Bank plc, (0.25)%, Open (Purchased on 08/23/19 to be repurchased at USD 2,316,545, collateralized by Pacific Drilling SA, 11.00%, due at 04/01/24, par and fair value of USD 3,263,562 and $1,958,137, respectively)(y)	USD	2,321	2,320,670
Barclays Bank plc, (0.10)%, Open (Purchased on 08/23/19 to be repurchased at USD 12,514,047, collateralized by Washington Prime Group LP, 6.45%, due at 08/15/24, par and fair value of USD 13,365,000 and $12,329,212, respectively)(y)		12,496	12,496,275
Barclays Bank plc, 0.00%, Open (Purchased on 10/10/19 to be repurchased at USD 3,630,043, collateralized by Transocean, Inc., 5.80%, due at 10/15/22, par and fair value of USD 3,691,000 and $3,561,815, respectively)(y)		3,622	3,621,794
Barclays Bank plc, 0.75%, Open (Purchased on 10/24/19 to be repurchased at USD 2,763,261, collateralized by Oasis Petroleum, Inc., 6.25%, due at 05/01/26, par and fair value of USD 3,475,000 and $2,884,250, respectively)(y)		2,758	2,758,281

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, 1.00%, Open (Purchased on 11/01/19 to be repurchased at USD 4,741,064, collateralized by EQT Corp., 3.00%, due at 10/01/22, par and fair value of USD 4,950,000 and $4,864,902, respectively)(y)	USD	4,733	$4,733,438
Barclays Bank plc, 1.05%, Open (Purchased on 08/23/19 to be repurchased at USD 2,280,499, collateralized by Royal Bank of Scotland Group plc, 8.00%, due at 11/15/07, par and fair value of USD 2,100,000 and $2,417,625, respectively)(y)		2,268	2,268,000
Barclays Bank plc, 1.10%, Open (Purchased on 08/23/19 to be repurchased at USD 10,238,001, collateralized by Sally Holdings LLC, 5.63%, due at 12/01/25, par and fair value of USD 10,005,000 and $10,476,536, respectively)(y)		10,180	10,180,088
Barclays Bank plc, 1.15%, Open (Purchased on 08/23/19 to be repurchased at USD 8,613,739, collateralized by Precision Drilling Corp., 5.25%, due at 11/15/24, par and fair value of USD 9,900,000 and $9,083,250, respectively)(y)		8,564	8,563,500
Barclays Bank plc, 1.20%, Open (Purchased on 08/23/19 to be repurchased at USD 4,294,049, collateralized by Telenet Finance Luxembourg Notes SARL, 5.50%, due at 03/01/28, par and fair value of USD 4,200,000 and $4,483,500, respectively)(y)		4,268	4,268,250
Barclays Bank plc, 1.25%, Open (Purchased on 08/23/19 to be repurchased at USD 42,237,184, collateralized by Cenovus Energy lnc., 4.25%, due at 04/15/27, par and fair value of USD 39,600,000 and $41,954,945, respectively)(y)		41,976	41,976,000
Barclays Bank plc, 1.30%, Open (Purchased on 09/09/19 to be repurchased at USD 8,599,439, collateralized by Nine Energy Service, Inc., 8.75%, due at 11/01/23, par and fair value of USD 9,900,000 and $8,019,000, respectively)(y)		8,551	8,551,125
Barclays Bank plc, 1.30%, Open (Purchased on 08/23/19 to be repurchased at USD 14,500,438, collateralized by Kraft Heinz Foods Co., 5.00%, due at 07/15/35, par and fair value of USD 13,403,000 and $14,891,463, respectively)(y)		14,408	14,408,225

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, 1.30%, Open (Purchased on 08/23/19 to be repurchased at USD 25,879,828, collateralized by Canadian Natural Resources Ltd., 6.25%, due at 03/15/38, par and fair value of USD 19,800,000 and $25,765,986, respectively)(y)	USD	25,715	$25,715,250
Barclays Bank plc, 1.30%, Open (Purchased on 11/21/19 to be repurchased at USD 8,469,522, collateralized by Sprint Capital Corp., 6.88%, due at 11/15/28, par and fair value of USD 8,045,000 and $8,668,487, respectively)(y)		8,457	8,457,306
Barclays Bank plc, 1.35%, Open (Purchased on 09/04/19 to be repurchased at USD 3,969,987, collateralized by Eskom Holdings SOC Ltd., 5.75%, due at 01/26/21, par and fair value of USD 3,910,000 and $3,914,888, respectively)(y)		3,944	3,944,131
Barclays Bank plc, 1.35%, Open (Purchased on 08/23/19 to be repurchased at USD 925,979, collateralized by Southwestern Energy Co., 7.50%, due at 04/01/26, par and fair value of USD 1,038,000 and $960,150, respectively)(y)		920	919,928
Barclays Bank plc, 1.45%, Open (Purchased on 12/04/19 to be repurchased at USD 10,235,821, collateralized by Eskom Holdings SOC Ltd., 5.75%, due at 01/26/21, par and fair value of USD 10,000,000 and $10,012,500, respectively)(y)		10,225	10,224,702
Barclays Capital, Inc., 0.00%, Open (Purchased on 09/17/19 to be repurchased at USD 9,163,721, collateralized by Transocean, Inc., 5.80%, due at 10/15/22, par and fair value of USD 9,224,000 and $8,901,160, respectively)(y)		9,132	9,131,760
Barclays Capital, Inc., 0.50%, Open (Purchased on 10/07/19 to be repurchased at USD 8,565,967, collateralized by SM Energy Co., 6.63%, due at 01/15/27, par and fair value of USD 9,900,000 and $9,730,264, respectively)(y)		8,539	8,538,750
BNP Paribas SA,(2.20)%, Open (Purchased on 09/24/19 to be repurchased at EUR 990,450, collateralized by Maxeda DIY Holding BV, 6.13%, due at 07/15/22, par and fair value of EUR 1,000,000 and $1,087,959, respectively)(y)	EUR	997	1,118,424
BNP Paribas SA, (1.25)%, Open (Purchased on 12/11/19 to be repurchased at USD 2,331,068, collateralized by Intelsat Luxembourg SA, 8.13%, due at 06/01/23, par and fair value of USD 4,950,000 and $2,926,687, respectively)(y)	USD	2,333	2,332,688

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
BNP Paribas SA, (1.00)%, Open (Purchased on 12/11/19 to be repurchased at USD 2,331,392, collateralized by Intelsat Luxembourg SA, 8.13%, due at 06/01/23, par and fair value of USD 4,950,000 and $2,926,688, respectively)(y)	USD	2,333	$2,332,688
BNP Paribas SA, (0.90)%, Open (Purchased on 11/08/19 to be repurchased at EUR 1,993,960, collateralized by INEOS Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 2,000,000 and $2,316,310, respectively)(y)	EUR	1,997	2,239,765
BNP Paribas SA, (0.75)%, Open (Purchased on 08/14/18 to be repurchased at EUR 26,414,862, collateralized by Portuguese Republic, 2.88%, due at 07/21/26, par and fair value of EUR 23,985,000 and $31,613,784, respectively)(y)		26,473	29,694,668
BNP Paribas SA, 0.50%, Open (Purchased on 10/07/19 to be repurchased at USD 2,871,952, collateralized by Oasis Petroleum, lnc., 6.25%, due at 05/01/26, par and fair value of USD 3,475,000 and $2,884,250, respectively)(y)	USD	2,867	2,866,875
BNP Paribas SA, 0.70%, Open (Purchased on 07/13/18 to be repurchased at GBP 25,839,733, collateralized by U.K. Treasury Inflation Linked Bonds, 0.13%, due at 03/22/46, par and fair value of GBP 16,758,855 and $36,577,133, respectively)(y)	GBP	25,784	34,152,980
BNP Paribas SA, 0.95%, Open (Purchased on 12/12/19 to be repurchased at USD 32,895,738, collateralized by EQT Corp., 3.00%, due at 10/01/22, par and fair value of USD 33,809,000 and $33,227,775, respectively)(y)	USD	32,879	32,879,253
BNP Paribas SA, 1.30%, Open (Purchased on 12/06/19 to be repurchased at USD 1,473,723, collateralized by Lions Gate Capital Holdings LLC, 5.88%, due at 11/01/24, par and fair value of USD 1,520,000 and $1,527,600, respectively)(y)		1,473	1,472,500
BNP Paribas SA, 1.30%, Open (Purchased on 11/07/19 to be repurchased at USD 10,144,744, collateralized by Walgreens Boots Alliance, Inc., 4.80%, due at 11/18/44, par and fair value of USD 10,000,000 and $10,133,845, respectively)(y)		10,125	10,125,000

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
BNP Paribas SA, 1.30%, Open (Purchased on 07/17/19 to be repurchased at USD 7,848,247, collateralized by DISH DBS Corp., 7.75%, due at 07/01/26, par and fair value of USD 7,808,000 and $8,271,717, respectively)(y)	USD	7,769	$7,768,960
BNP Paribas SA, 1.35%, Open (Purchased on 11/07/19 to be repurchased at USD 9,657,016, collateralized by Molson Coors Brewing Co., 4.20%, due at 07/15/46, par and fair value of USD 10,000,000 and $9,981,501, respectively)(y)		9,638	9,637,500
BNP Paribas SA, 1.35%, Open (Purchased on 08/19/19 to be repurchased at USD 4,666,952, collateralized by Virgin Media Secured Finance plc, 5.50%, due at 05/15/29, par and fair value of USD 4,500,000 and $4,764,375, respectively)(y)		4,635	4,635,000
BNP Paribas SA, 1.35%, Open (Purchased on 11/01/19 to be repurchased at USD 2,611,919, collateralized by EQT Corp., 4.88%, due at 11/15/21, par and fair value of USD 2,500,000 and $2,581,119, respectively)(y)		2,606	2,606,250
BNP Paribas SA, 1.40%, Open (Purchased on 07/17/19 to be repurchased at USD 2,793,799, collateralized by Kraft Heinz Foods Co., 5.00%, due at 07/15/35, par and fair value of USD 2,622,000 and $2,913,185, respectively)(y)		2,766	2,766,210
BNP Paribas SA, 1.45%, Open (Purchased on 10/03/19 to be repurchased at USD 2,194,101, collateralized by CenturyLink, Inc., 7.50%, due at 04/01/24, par and fair value of USD 1,953,000 and $2,202,007, respectively)(y)		2,185	2,184,919
BNP Paribas SA, 1.45%, Open (Purchased on 10/10/19 to be repurchased at USD 5,270,856, collateralized by Netflix, Inc., 4.38%, due at 11/15/26, par and fair value of USD 5,110,000 and $5,237,750, respectively)(y)		5,251	5,250,525
BNP Paribas SA, 1.75%, Open (Purchased On 07/19/19 to be repurchased at USD 1,932,328, collateralized by W&T Offshore, Inc., 9.75%, due at 11/01/23, par and fair value of USD 1,980,000 and $1,888,425, respectively)(y)		1,911	1,910,700
Citigroup Global Markets, Inc., 0.50%, Open (Purchased on 10/25/19 to be repurchased at USD 2,329,963, collateralized by Oasis Petroleum, Inc., 6.25%, due at 05/01/26, par and fair value of USD 2,950,000 and $2,448,500, respectively)(y)		2,327	2,326,812

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., 1.00%, Open (Purchased on 08/21/19 to be repurchased at USD 920,758, collateralized by Everi Payments, Inc., 7.50%, due at 12/15/25, par and fair value of USD 861,000 and $921,270, respectively)(y)	USD	916	$915,889
Citigroup Global Markets, Inc., 1.35%, Open (Purchased on 12/05/19 to be repurchased at USD 8,167,956, collateralized by Ford Motor Credit Co. LLC, 4.39%, due at 01/08/26, par and fair value of USD 8,000,000 and $8,131,096, respectively)(y)		8,160	8,160,000
Citigroup Global Markets, Inc., 1.35%, Open (Purchased on 12/12/19 to be repurchased at USD 10,176,696, collateralized by Continental Resources, Inc., 4.38%, due at 01/15/28, par and fair value of USD 9,560,000 and $10,165,913, respectively)(y)		10,169	10,169,450
Credit Suisse Securities USA LLC, 1.00%, Open (Purchased on 12/24/19 to be repurchased at USD 21,015,530, collateralized by Cemex SAB de CV, 5.45%, due at 11/19/29, par and fair value of USD 20,000,000 and $20,950,000, respectively)(y)		21,012	21,012,028
Credit Suisse Securities USA LLC, 1.25%, Open (Purchased on 04/16/19 to be repurchased at USD 7,259,571, collateralized by Southwestern Energy Co., 7.75%, due at 10/01/27, par and fair value of USD 6,890,000 and $6,381,518, respectively)(y)		7,157	7,156,987
Credit Suisse Securities USA LLC, 1.25%, Open (Purchased on 05/15/19 to be repurchased at USD 11,013,958, collateralized by Royal Bank of Scotland Group plc, 8.00%, par and fair value of USD 10,000,000 and $11,512,500, respectively)(j)(y)		10,875	10,875,000
Credit Suisse Securities USA LLC, 1.35%, Open (Purchased on 11/27/19 to be repurchased at USD 1,532,269, collateralized by Lions Gate Capital Holdings LLC, 6.38%, due at 02/01/24, par and fair value of USD 1,540,000 and $1,609,331, respectively)(y)		1,530	1,530,375
Credit Suisse Securities USA LLC, 1.35%, Open (Purchased on 11/22/19 to be repurchased at USD 1,573,493, collateralized by Hertz Corp. (The), 5.50%, due at 10/15/24, par and fair value of USD 1,550,000 and $1,588,750, respectively)(y)		1,571	1,571,313

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Credit Suisse Securities USA LLC, 1.35%, Open (Purchased on 11/14/19 to be repurchased at USD 10,243,022, collateralized by Walgreens Boots Alliance, Inc., 3.45%, due at 06/01/26, par and fair value of USD 10,000,000 and $10,174,427, respectively)(y)	USD	10,225	$10,225,000
Credit Suisse Securities USA LLC, 1.35%, Open (Purchased on 11/22/19 to be repurchased at USD 9,690,677, collateralized by Hertz Corp. (The), 6.00%, due at 01/15/28, par and fair value of USD 9,900,000 and $9,900,000, respectively)(y)		9,677	9,677,250
Deutsche Bank AG, 0.62%, Open (Purchased on 07/13/18 to be repurchased at GBP 5,575,086, collateralized by U.K. Treasury Inflation Linked Bonds, 0.13%, due at 03/22/46, par and fair value of GBP 3,616,290 and $7,892,753, respectively)(y)	GBP	5,562	7,367,807
Goldman Sachs International, (1.70)%, Open (Purchased on 10/23/19 to be repurchased at EUR 2,185,318, collateralized by ProGroup AG, 3.00%, due at 03/31/26, par and fair value of EUR 2,200,000 and $2,489,950, respectively)(y)	EUR	2,193	2,460,263
Goldman Sachs International, (1.70)%, Open (Purchased on 08/22/19 to be repurchased at EUR 624,002, collateralized by Faurecia SE, 2.63%, due at 06/15/25, par and fair value of EUR 600,000 and $699,604, respectively)(y)		628	704,544
Goldman Sachs International, (1.45)%, Open (Purchased on 11/13/19 to be repurchased at EUR 934,204, collateralized by Starfruit Finco BV, 6.50%, due at 10/01/26, par and fair value of EUR 900,000 and $1,080,197, respectively)(y)		936	1,050,174
Goldman Sachs International, (1.10)%, Open (Purchased on 10/24/19 to be repurchased at EUR 2,280,464, collateralized by eircom Finance DAC, 1.75%, due at 11/01/24, par and fair value of EUR 2,300,000 and $2,579,265, respectively)(y)		2,286	2,563,708
Goldman Sachs International, (1.05)%, Open (Purchased on 08/22/19 to be repurchased at EUR 5,630,831, collateralized by Aviva plc, 1.88%, due at 11/13/27, par and fair value of EUR 5,000,000 and $6,139,122, respectively)(y)		5,653	6,340,690

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Goldman Sachs International, (0.90)%, Open (Purchased on 08/22/19 to be repurchased at EUR 3,307,803, collateralized by Lincoln Financing SARL, 3.63%, due at 04/01/24, par and fair value of EUR 3,191,000 and $3,708,201, respectively)(y)	EUR	3,319	$3,722,518
JPMorgan Securities LLC, (2.90)%, Open (Purchased on 11/06/19 to be repurchased at EUR 2,278,348, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 2,300,000 and $2,646,471, respectively)(y)		2,283	2,560,669
JPMorgan Securities LLC, (2.75)%, Open (Purchased on 10/08/19 to be repurchased at EUR 285,657, collateralized by Maxeda DIY Holding BV, 6.13% due at 07/15/22, par and fair value of EUR 300,000 and $326,388, respectively)(y)		288	322,744
JPMorgan Securities LLC, (2.60)%, Open (Purchased on 10/03/19 to be repurchased at EUR 1,365,417, collateralized by Maxeda DIY Holding BV, 6.13%, due at 07/15/22, par and fair value of EUR 1,400,000 and $1,523,143, respectively)(y)		1,375	1,542,711
JPMorgan Securities LLC, (1.85)%, Open (Purchased on 11/07/19 to be repurchased at EUR 2,259,819, collateralized by eircom Finance DAC, 2.63%, due at 02/15/27, par and fair value of EUR 2,250,000 and $2,545,277, respectively)(y)		2,267	2,542,754
JPMorgan Securities LLC, (1.70)%, Open (Purchased on 11/06/19 to be repurchased at EUR 4,662,520, collateralized by Cellnex Telecom SA, 2.38%, due at 01/16/24, par and fair value of EUR 4,300,000 and $5,138,060, respectively)(y)		4,676	5,245,230
JPMorgan Securities LLC, (1.65)%, Open (Purchased on 10/25/19 to be repurchased at EUR 711,223, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 700,000 and $798,887, respectively)(y)		714	800,454
JPMorgan Securities LLC, (1.60)%, Open (Purchased on 10/25/19 to be repurchased at EUR 1,660,831, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 1,500,000 and $1,848,356, respectively)(y)		1,666	1,869,011

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
JPMorgan Securities LLC, (1.60)%, Open (Purchased on 10/25/19 to be repurchased at EUR 664,333, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 600,000 and $739,342, respectively)(y)	EUR	666	$747,604
JPMorgan Securities LLC, (1.55)%, Open (Purchased on 10/25/19 to be repurchased at EUR 664,400, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 600,000 and $739,342, respectively)(y)		666	747,604
JPMorgan Securities LLC, (1.50)%, Open (Purchased on 10/25/19 to be repurchased at EUR 996,701, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 900,000 and $1,109,013, respectively)(y)		1,000	1,121,407
JPMorgan Securities LLC, (1.45)%, Open (Purchased on 10/25/19 to be repurchased at EUR 996,803, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 900,000 and $1,109,013, respectively)(y)		1,000	1,121,407
JPMorgan Securities LLC, (1.35)%, Open (Purchased on 10/25/19 to be repurchased at EUR 1,046,389, collateralized by Faurecia SE, 2.63%, due at 06/15/25, par and fair value of EUR 1,000,000 and $1,166,007, respectively)(y)		1,049	1,176,953
JPMorgan Securities LLC, (1.25)%, Open (Purchased on 11/06/19 to be repurchased at EUR 6,118,898, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 5,703,000 and $6,745,733, respectively)(y)		6,132	6,878,302
JPMorgan Securities LLC, (1.10)%, Open (Purchased on 11/06/19 to be repurchased at EUR 1,844,569, collateralized by Valeo SA, 3.25%, due at 01/22/24, par and fair value of EUR 1,600,000 and $2,010,511, respectively)(y)		1,848	2,072,960
JPMorgan Securities LLC, (1.05)%, Open (Purchased on 11/06/19 to be repurchased at EUR 2,110,893, collateralized by INEOS Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 2,100,000 and $2,432,126, respectively)(y)		2,115	2,372,057

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
JPMorgan Securities LLC, (0.95)%, Open (Purchased on 11/06/19 to be repurchased at EUR 4,411,117, collateralized by Danske Bank A/S, 5.88%, par and fair value of EUR 4,100,000 and $4,920,898, respectively)(j)(y)	EUR	4,418	$4,956,018
JPMorgan Securities LLC, (0.95)%, Open (Purchased on 11/06/19 to be repurchased at EUR 605,191, collateralized by Raiffeisen Bank international AG, 6.00%, due at 10/16/23, par and fair value of EUR 500,000 and $671,625, respectively)(y)		606	679,950
JPMorgan Securities LLC, (0.85)%, Open (Purchased on 12/02/19 to be repurchased at EUR 1,398,884, collateralized by ARD Finance SA, 5.00%, due at 06/30/27, par and fair value of EUR 1,400,000 and $1,582,629, respectively)(y)		1,400	1,570,293
JPMorgan Securities LLC, (0.85)%, Open (Purchased on 11/06/19 to be repurchased at EUR 2,714,937, collateralized by INEOS Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 2,700,000 and $3,127,020, respectively)(y)		2,719	3,049,788
JPMorgan Securities LLC, (0.83)%, Open (Purchased on 11/06/19 to be repurchased at EUR 4,699,623, collateralized by Orange SA, 2.38%, par and fair value of EUR 4,400,000 and $5,200,762, respectively)(j)(y)		4,706	5,279,076
JPMorgan Securities LLC, (0.75)%, Open (Purchased on 10/11/19 to be repurchased at GBP 4,412,482, collateralized by Virgin Media Secured Finance plc, 4.25%, due at 01/15/30, par and fair value of GBP 4,400,000 and $5,929,908, respectively)(y)	GBP	4,422	5,857,381
JPMorgan Securities LLC, (0.75)%, Open (Purchased on 12/13/19 to be repurchased at EUR 2,414,353, collateralized by Adient Global Holdings Ltd., 3.50%, due at 08/15/24, par and fair value of EUR 2,500,000 and $2,650,807, respectively)(y)	EUR	2,415	2,709,130
JPMorgan Securities LLC, 0.45%, Open (Purchased on 11/21/19 to be repurchased at GBP 3,087,261, collateralized by AMC Entertainment Holdings, Inc., 6.38%, due at 11/15/24, par and fair value of GBP 3,100,000 and $4,030,705, respectively)(y)	GBP	3,085	4,086,882

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Merrill Lynch International, (1.60)%, 01/10/20 (Purchased on 12/16/19 to be repurchased at EUR 1,417,310, collateralized by Cellnex Telecom SA, 2.38%, due at 01/16/24, par and fair value of EUR 1,300,000 and $1,553,367, respectively)	EUR	1,418	$1,590,907
Merrill Lynch International, (1.45)%, 01/10/20 (Purchased on 12/16/19 to be repurchased at EUR 1,307,173, collateralized by Starfruit Finco BV, 6.50%, due at 10/01/26, par and fair value of EUR 1,200,000 and $1,440,263, respectively)		1,308	1,467,184
Merrill Lynch International, (1.45)%, Open (Purchased on 11/12/19 to be repurchased at EUR 1,764,256, collateralized by Starfruit Finco BV, 6.50%, due at 10/01/26, par and fair value of EUR 1,700,000 and $2,040,372, respectively)(y)		1,768	1,983,356
RBC Capital Markets, LLC, (3.50)%, Open (Purchased on 08/29/19 to be repurchased at USD 2,836,429, collateralized by Calumet Specialty Products Partners LP 7.63%, due at 01/15/22, par and fair value of USD 2,970,000 and $2,970,000, respectively)(y)	USD	2,844	2,843,775
RBC Capital Markets, LLC, (1.25)%, Open (Purchased on 12/05/19 to be repurchased at USD 3,225,086, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 6.75%, due at 03/01/28, par and fair value of USD 3,200,000 and $3,230,000, respectively)(y)		3,228	3,228,000
RBC Capital Markets, LLC, (0.50)%, Open (Purchased on 08/29/19 to be repurchased at USD 8,483,880, collateralized by Range Resources Corp., 4.88%, due at 05/15/25, par and fair value of USD 10,005,000 and $8,554,275, respectively)(y)		8,442	8,441,719
RBC Capital Markets, LLC, (0.50)%, Open (Purchased on 11/05/19 to be repurchased at USD 1,116,575, collateralized by CenturyLink, Inc., 7.50%, due at 04/01/24, par and fair value of USD 977,000 and $1,101,568, respectively)(y)		1,117	1,117,444
RBC Capital Markets, LLC, 0.00%, Open (Purchased on 11/06/19 to be repurchased at USD 1,416,319, collateralized by Washington Prime Group LP, 6.45%, due at 08/15/24, par and fair value of USD 1,485,000 and $1,369,913, respectively)(y)		1,416	1,416,319

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 1.00%, Open (Purchased on 11/06/19 to be repurchased at USD 3,103,284, collateralized by SM Energy Co., 6.75%, due at 09/15/26, par and fair value of USD 3,405,000 and $3,336,900, respectively)(y)	USD	3,099	$3,098,550
RBC Capital Markets, LLC, 1.10%, Open (Purchased on 11/05/19 to be repurchased at USD 17,416,626, collateralized by Whiting Petroleum Corp., 6.63%, due at 01/15/26, par and fair value of USD 24,750,000 and $16,866,630, respectively)(y)		17,387	17,386,875
RBC Capital Markets, LLC, 1.30%, Open (Purchased on 12/09/19 to be repurchased at USD 2,513,745, collateralized by Beacon Roofing Supply, Inc., 4.88%, due at 11/01/25, par and fair value of USD 2,550,000 and $2,562,750, respectively)(y)		2,512	2,511,750
RBC Capital Markets, LLC, 1.35%, Open (Purchased on 08/29/19 to be repurchased at USD 968,880, collateralized by Transocean, Inc., 7.50%, due at 01/15/26, par and fair value of USD 1,038,000 and $1,025,025, respectively)(y)		963	962,745
RBC Capital Markets, LLC, 1.35%, Open (Purchased on 11/15/19 to be repurchased at USD 1,024,187, collateralized by Netflix, lnc., 4.88%, due at 04/15/28, par and fair value of USD 1,000,000 and $1,038,700, respectively)(y)		1,023	1,022,500
RBC Capital Markets, LLC, 1.35%, Open (Purchased on 11/05/19 to be repurchased at USD 8,283,860, collateralized by CNX Resources Corp., 7.25%, due at 03/14/27, par and fair value of USD 9,900,000 and $8,659,530, respectively)(y)		8,267	8,266,500
RBC Capital Markets, LLC, 1.35%, Open (Purchased on 08/29/19 to be repurchased at USD 6,344,324, collateralized by Southwestern Energy Co., 6.20%, due at 01/23/25, par and fair value of USD 7,174,000 and $6,579,993, respectively)(y)		6,304	6,304,152
RBC Capital Markets, LLC, 1.35%, Open (Purchased on 12/20/19 to be repurchased at USD 4,516,249, collateralized by Uber Technologies, Inc., 7.50%, due at 09/15/27, par and fair value of USD 4,310,000 and $4,421,801, respectively)(y)		4,515	4,514,725

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 1.35%, Open (Purchased on 08/29/19 to be repurchased at USD 10,548,416, collateralized by Bausch Health Cos., lnc., 6.13%, due at 04/15/25, par and fair value of USD 9,900,000 and $10,228,977, respectively)(y)	USD	10,482	$10,481,625
RBC Capital Markets, LLC, 1.35%, Open (Purchased on 09/04/19 to be repurchased at USD 2,554,208, collateralized by Mattel, lnc., 6.75%, due at 12/31/25, par and fair value of USD 2,450,000 and $2,633,260, respectively)(y)		2,539	2,538,812
RBC Capital Markets, LLC, 1.35%, Open (Purchased on 11/27/19 to be repurchased at USD 3,403,056, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 2.80%, due at 07/21/23, par and fair value of USD 3,735,000 and $3,456,042, respectively)(y)		3,399	3,398,850
RBC Capital Markets, LLC, 1.35%, Open (Purchased on 11/05/19 to be repurchased at USD 5,869,801, collateralized by Panther BF Aggregator 2 LP, 8.50%, due at 05/15/27, par and fair value of USD 5,500,000 and $5,843,750, respectively)(y)		5,858	5,857,500
RBC Capital Markets, LLC, 1.35%, Open (Purchased on 11/05/19 to be repurchased at USD 13,005,479, collateralized by Amgen, lnc., 4.56%, due at 06/15/48, par and fair value of USD 11,310,000 and $13,147,408, respectively)(y)		12,978	12,978,225
RBC Capital Markets, LLC, 1.35%, Open (Purchased on 08/29/19 to be repurchased at USD 1,843,347, collateralized by Penn National Gaming, Inc., 5.63%, due at 01/15/27, par and fair value of USD 1,787,000 and $1,888,511, respectively)(y)		1,832	1,831,675
RBC Capital Markets, LLC, 1.35%, Open (Purchased on 11/21/19 to be repurchased at USD 10,816,200, collateralized by AT&T, lnc., 4.50%, due at 03/09/48, par and fair value of USD 10,000,000 and $11,047,982, respectively)(y)		10,800	10,800,000
RBC Capital Markets, LLC, 1.45%, Open (Purchased on 10/01/19 to be repurchased at USD 21,246,189, collateralized by Tenet Healthcare Corp., 6.75%, due at 06/15/23, par and fair value of USD 19,800,000 and $21,754,458, respectively)(y)		21,161	21,161,250

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
RBC Europe Ltd., (2.20)%, Open (Purchased on 10/28/19 to be repurchased at EUR 3,991,763, collateralized by Valeo SA, 1.50%, due at 06/18/25, par and fair value of EUR 3,800,000 and $4,462,634, respectively)(y)	EUR	4,009	$4,496,980
RBC Europe Ltd., (2.00)%, Open (Purchased on 10/28/19 to be repurchased at EUR 1,790,978, collateralized by Gestamp Funding
Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 1,750,000 and $1,997,217, respectively)(y)		1,798	2,016,859
RBC Europe Ltd., (1.00)%, Open (Purchased on 10/28/19 to be repurchased at EUR 1,708,496, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 1,600,000 and $1,892,543, respectively)(y)		1,712	1,920,189

Total Borrowed Bond Agreements — 2.3% (Cost: $783,274,711)			786,152,358

Foreign Government Obligations — 1.2%(z)

Egypt — 0.2%
Arab Republic of Egypt Treasury Bills:
16.61%, 05/05/20	EGP	278,525	16,496,662
15.75%, 07/28/20		609,100	34,971,200

			51,467,862

Japan — 1.0%
Japan Treasury Bills, (0.11)%, 03/16/20	JPY	36,260,150	333,821,063

Nigeria — 0.0%
Nigeria OMO Bills:
14.60%, 01/16/20	NGN	1,396,856	3,833,062
11.10%, 01/30/20		2,444,498	6,606,366
13.47%, 05/28/20		1,396,856	3,653,334
12.35%, 07/30/20		698,425	1,810,936

			15,903,698

Total Foreign Government Obligations — 1.2% (Cost: $400,327,444)			401,192,623

		Shares

Money Market Funds — 8.5%(aa)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%*		2,603,308,718	2,603,308,718
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 1.41%		4,112,701	4,112,701

Security		Shares	Value

Money Market Funds (continued)
SL Liquidity Series, LLC, Money Market Series, 1.80%(ab)*		276,027,206	$276,082,412

Total Money Market Funds — 8.5% (Cost: $2,883,502,099)			2,883,503,831

Total Short-Term Securities — 12.0% (Cost: $4,067,104,254)			4,070,848,812

Total Options Purchased — 1.0% (Cost: $336,185,685)			342,078,399

Total Investments Before Options Written, Borrowed Bonds, TBA Sale Commitments and Investments Sold Short — 159.9% (Cost: $53,827,056,001)			54,394,761,757

Total Options Written — (0.8)% (Premiums Received — $330,900,159)			(249,952,361)

		Par (000)

Borrowed Bonds — (2.3)%

Corporate Bonds — (2.0)%

Austria — (0.0)%
Raiffeisen Bank International AG, 6.00%, 10/16/23	EUR	2,000	(2,686,498)

Belgium — (0.0)%
Telenet Finance Luxembourg Notes SARL:
3.50%, 03/01/28		2,100	(2,544,016)
5.50%, 03/01/28(a)	USD	4,200	(4,483,500)

			(7,027,516)

Canada — (0.2)%
Canadian Natural Resources Ltd., 6.25%, 03/15/38		19,800	(25,765,986)
Cenovus Energy, Inc., 4.25%, 04/15/27		39,600	(41,954,945)
Precision Drilling Corp., 5.25%, 11/15/24		9,900	(9,083,250)

			(76,804,181)

Denmark — (0.1)%
Carlsberg Breweries A/S, 2.50%, 05/28/24	EUR	15,000	(18,472,234)
Danske Bank A/S, (EUR Swap Annual 7 Year + 5.47%), 5.88%(b)(j)		4,100	(4,920,898)

			(23,393,132)

France — (0.1)%
Airbus Finance BV, 0.88%, 05/13/26		10,000	(11,655,562)
Auchan Holding SA, 2.25%, 04/06/23		2,400	(2,849,324)
Elis SA, 1.63%, 04/03/28		3,800	(4,305,085)
Faurecia SE, 2.63%, 06/15/25		1,600	(1,865,611)
Orange SA, (EUR Swap Annual 5 Year + 2.36%), 2.38%(b)(j)		4,400	(5,200,762)
Valeo SA:
1.50%, 06/18/25		3,800	(4,462,634)
3.25%, 01/22/24		2,100	(2,638,796)

			(32,977,774)

Germany — (0.1)%
HeidelbergCement Finance Luxembourg SA, 1.75%, 04/24/28		10,000	(11,828,394)
Merck KGaA, (EURIBOR Swap Rate 5 Year + 1.95%), 1.62%, 06/25/79(b)		3,200	(3,689,557)

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
ProGroup AG, 3.00%, 03/31/26	EUR	3,300	$(3,734,924)

			(19,252,875)

Ireland — (0.0)%
eircom Finance DAC:
1.75%, 11/01/24		4,800	(5,382,814)
2.63%, 02/15/27		2,250	(2,545,277)

			(7,928,091)

Israel — (0.0)%
Teva Pharmaceutical Finance Netherlands III BV:
2.80%, 07/21/23	USD	3,735	(3,456,042)
6.75%, 03/01/28		3,200	(3,230,000)

			(6,686,042)

Luxembourg — (0.1)%
ARD Finance SA, 5.00%, (5.00% Cash or 5.75% PIK), 06/30/27(k)	EUR	5,900	(6,669,651)
INEOS Finance plc, 2.88%, 05/01/26		8,800	(10,191,766)
Intelsat Luxembourg SA, 8.13%, 06/01/23	USD	9,900	(5,853,375)

			(22,714,792)

Mexico — (0.1)%
Cemex SAB de CV, 5.45%, 11/19/29(a)		20,000	(20,950,000)

Netherlands — (0.0)%
Lincoln Financing SARL, 3.63%, 04/01/24	EUR	4,000	(4,648,325)
Maxeda DIY Holding BV, 6.13%, 07/15/22		2,700	(2,937,490)
Starfruit Finco BV, 6.50%, 10/01/26		4,000	(4,800,876)

			(12,386,691)

Spain — (0.1)%
Banco Bilbao Vizcaya Argentaria SA, 3.50%, 02/10/27		5,500	(7,202,516)
Cellnex Telecom SA:
2.38%, 01/16/24		5,600	(6,691,427)
2.88%, 04/18/25		4,500	(5,545,066)
Gestamp Automocion SA, 3.25%, 04/30/26		4,900	(5,638,135)
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23		2,450	(2,796,104)

			(27,873,248)

United Kingdom — (0.1)%
Aviva plc, 1.88%, 11/13/27		10,000	(12,278,244)
Royal Bank of Scotland Group plc, (USD Swap Semi 5 Year + 5.72%), 8.00%(b)(j)	USD	12,100	(13,930,125)
Virgin Media Secured Finance plc:
4.25%, 01/15/30	GBP	4,400	(5,929,908)
5.50%, 05/15/29(a)	USD	4,500	(4,764,375)

			(36,902,652)

United States — (1.1)%
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	2,500	(2,650,807)
AMC Entertainment Holdings, Inc., 6.38%, 11/15/24	GBP	3,100	(4,030,705)
Amgen, Inc., 4.56%, 06/15/48	USD	11,310	(13,147,408)
AT&T, Inc., 4.50%, 03/09/48		10,000	(11,047,982)
Bausch Health Cos., Inc., 6.13%, 04/15/25(a)		9,900	(10,228,977)
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(a)		2,550	(2,562,750)

Security		Par (000)	Value

United States (continued)
Calumet Specialty Products Partners LP, 7.63%, 01/15/22	USD	4,950	$(4,950,000)
CenturyLink, Inc., Series Y, 7.50%, 04/01/24		2,930	(3,303,575)
CNX Resources Corp. 7.25%, 03/14/27(a)		9,900	(8,659,530)
Continental Resources, Inc., 4.38%, 01/15/28		9,560	(10,165,913)
DISH DBS Corp., 7.75%, 07/01/26		7,808	(8,271,717)
EQT Corp.:
3.00%, 10/01/22		38,759	(38,092,677)
4.88%, 11/15/21		2,500	(2,581,119)
Everi Payments, Inc., 7.50%, 12/15/25(a)		861	(921,270)
Ford Motor Credit Co. LLC, 4.39%, 01/08/26		8,000	(8,131,096)
Hertz Corp. (The)(a):
5.50%, 10/15/24		1,550	(1,588,750)
6.00%, 01/15/28		9,900	(9,900,000)
International Game Technology plc, 3.50%, 06/15/26	EUR	3,092	(3,693,736)
Kraft Heinz Foods Co., 5.00%, 07/15/35	USD	16,025	(17,804,648)
Lions Gate Capital Holdings LLC(a):
5.88%, 11/01/24		1,520	(1,527,600)
6.38%, 02/01/24		1,540	(1,609,331)
Mattel, Inc., 6.75%, 12/31/25(a)		2,450	(2,633,260)
Molson Coors Brewing Co., 4.20%, 07/15/46		10,000	(9,981,501)
Netflix, Inc.:
4.38%, 11/15/26		5,110	(5,237,750)
4.88%, 04/15/28		1,000	(1,038,700)
Nine Energy Service, Inc., 8.75%, 11/01/23(a)		9,900	(8,019,000)
Oasis Petroleum, Inc., 6.25%, 05/01/26(a)		9,900	(8,217,000)
Pacific Drilling SA, 11.00%, (11.00% Cash or 12.00% PIK), 04/01/24(a)(k)		3,264	(1,958,137)
Panther BF Aggregator 2 LP, 8.50%, 05/15/27(a)		5,500	(5,843,750)
Party City Holdings, Inc., 6.63%, 08/01/26(a)		990	(697,950)
Penn National Gaming, Inc., 5.63%, 01/15/27(a)		1,787	(1,888,511)
Quorum Health Corp., 11.63%, 04/15/23		7,425	(6,325,172)
Range Resources Corp., 4.88%, 05/15/25		10,005	(8,554,275)
Sally Holdings LLC, 5.63%, 12/01/25		10,005	(10,476,536)
SM Energy Co.:
6.63%, 01/15/27		9,900	(9,730,264)
6.75%, 09/15/26		3,405	(3,336,900)
Southwestern Energy Co.:
6.20%, 01/23/25(e)		7,174	(6,579,993)
7.50%, 04/01/26		1,038	(960,150)
7.75%, 10/01/27		6,890	(6,381,518)
Sprint Capital Corp., 6.88%, 11/15/28		8,045	(8,668,487)
SRS Distribution, Inc., 8.25%, 07/01/26(a)		976	(1,007,720)
Tenet Healthcare Corp., 6.75%, 06/15/23		19,800	(21,754,458)
Transocean, Inc.:
5.80%, 10/15/22(e)		12,915	(12,462,975)
7.50%, 01/15/26(a)		1,038	(1,025,025)
Uber Technologies, Inc., 7.50%, 09/15/27(a)		4,310	(4,421,801)
W&T Offshore, Inc., 9.75%, 11/01/23(a)		1,980	(1,888,425)

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Walgreens Boots Alliance, Inc.:
3.45%, 06/01/26	USD	10,000	$(10,174,427)
4.80%, 11/18/44		10,000	(10,133,845)
Washington Prime Group LP, 6.45%, 08/15/24(e)		14,850	(13,699,125)
Whiting Petroleum Corp., 6.63%, 01/15/26		24,750	(16,866,630)

			(364,832,876)

Total Corporate Bonds — (2.0)% (Proceeds: $641,921,105)			(662,416,368)

Foreign Agency Obligations — (0.0)%

South Africa — (0.0)%
Eskom Holdings SOC Ltd., 5.75%, 01/26/21		13,910	(13,927,388)

Total Foreign Agency Obligations — (0.0)% (Proceeds: $13,867,832)			(13,927,388)

Foreign Government Obligations — (0.3)%

Portugal — (0.2)%
Portuguese Republic(a):
2.13%, 10/17/28	EUR	32,565	(42,031,128)
2.88%, 07/21/26		23,985	(31,613,784)

			(73,644,912)

United Kingdom — (0.1)%
U.K. Treasury Inflation Linked Bonds, 0.13%, 03/22/46	GBP	20,375	(44,469,886)

Total Foreign Government Obligations — (0.3)% (Proceeds: $103,692,614)			(118,114,798)

Total Borrowed Bonds — (2.3)% (Proceeds: $759,481,551)			(794,458,554)

Security		Par (000)	Value

TBA Sale Commitments — (13.0)%(u)
Government National Mortgage Association, 3.50%, 01/15/50	USD	2,963,468	$(3,054,108,456)
Uniform Mortgage-Backed Securities:
2.50%, 01/25/35 - 02/25/35		42,156	(42,536,496)
3.00%, 01/25/35 - 01/25/50		382,510	(388,041,457)
3.50%, 01/25/35 - 01/25/50		273,696	(281,674,646)
4.00%, 01/25/50		604,720	(628,956,047)
4.50%, 01/25/50		31,570	(33,238,524)

Total TBA Sale Commitments — (13.0)% (Proceeds: $4,432,088,170)			(4,428,555,626)

Investments Sold Short — (0.0)%

Corporate Bonds — (0.0)%

United States — (0.0)%
Chesapeake Energy Corp., 8.00%, 06/15/27		6,388	(3,960,560)

Total Corporate Bonds — (0.0)% (Proceeds: $5,416,888)			(3,960,560)

Total Investments Sold Short — (0.0)% (Proceeds: $5,416,888)			(3,960,560)

Total Investments Net of Options Written, Borrowed Bonds, TBA Sale Commitments and Investments Sold Short — 143.8% (Cost: $48,299,169,233)			48,917,834,656

Liabilities in Excess of Other Assets — (43.8)%			(14,899,675,882)

Net Assets — 100.0%			$34,018,158,774

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Zero-coupon bond.
(g)	Non-income producing security.
(h)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $26,492,000, representing 0.08% of its net assets as of period end, and an original cost of $25,994,999.

(i)	Security, or a portion of the security, is on loan.
(j)	Perpetual security with no stated maturity date.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	Convertible security.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Variable rate security. Rate shown is the rate in effect as of period end.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(q)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(r)	When-issued security.
(s)	Amount is less than 500.
(t)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(u)	Represents or includes a TBA transaction.
(v)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.
(w)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(x)	Certain agreements have no stated maturity and can be terminated by either party at any time.

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

(y)	The amount to be repurchased assumes the maturity will be the day after the period end.
(z)	Rates are discount rates or a range of discount rates as of period end.
(aa)	Annualized 7-day yield as of period end.
(ab)	Security was purchased with the cash collateral from loaned securities.
*	During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	557,975,842	2,045,332,876	—	2,603,308,718	$2,603,308,718	$21,972,309		$4,778	$—
SL Liquidity Series, LLC, Money Market Series(b)	—	276,027,206	—	276,027,206	276,082,412	415,417	(c)	(36,827)	1,732
BlackRock Liquid Environmentally Aware Fund	—	364,927,015	—	365,596,635	365,669,754	1,022,996		—	(33)
iShares China Large-Cap ETF	—	4,479,400	(3,308,157)	1,171,243	51,101,332	1,181,477		(7,767,317)	2,047,564
iShares iBoxx $ High Yield Corporate Bond ETF	25,816	7,399,110	(7,345,729)	79,197	6,964,584	1,710,818		1,177,223	354,676
iShares iBoxx $ Investment Grade Corporate Bond ETF(d)	—	11,980,000	(11,980,000)	—	—	2,919,838		11,332,506	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	1,106,180	2,741,263	(3,843,000)	4,443	508,990	5,247,580		7,682,996	3,914,806
iShares MSCI Brazil ETF(d)	406,984	400,790	(807,774)	—	—	183,830		765,816	26,168
iShares MSCI Emerging Markets ETF	—	6,180,357	(2,510,240)	3,670,117	164,678,150	696,767		672,474	1,862,981
iShares MSCI South Korea ETF(d)	—	966,000	(966,000)	—	—	—		(2,382,566)	—
iShares Russell 2000 ETF	—	350,000	—	350,000	57,984,500	—		—	933,800
iShares S&P 500 Value ETF	—	339,136	—	339,136	44,118,202	250,616		—	1,868,563
Sentinel Energy Services, Inc.(d)	1,142,538	380,846	(1,523,384)	—	—	—		144,484	(342,760)

					$3,570,416,642	$35,601,648		$11,593,567	$10,667,497

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
(d)	As of period end, the entity is no longer held by the Fund.

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bund Futures Put Options, Strike Price EUR 171.00	578	02/21/20	$940	$448,765
Euro-BTP	1,550	03/06/20	242,162	(73,291)
Euro-Bund	41	03/06/20	7,841	(48)
Euro-OAT	198	03/06/20	36,151	(442,039)
Euro-Schatz	2,315	03/06/20	290,588	(230,378)
Korea 3 Year Bond	7,571	03/17/20	723,679	1,133,300
Canada 10 Year Bond	2,171	03/20/20	229,848	(4,679,309)
FTSE 250 Index	129	03/20/20	7,484	39,031
STOXX 600 Banks lndex	1,291	03/20/20	10,332	(115,649)
U.S. Treasury 10 Year Ultra Note	16,798	03/20/20	2,363,531	(24,837,714)
U.S. Treasury Ultra Bond	1,072	03/20/20	194,736	(1,754,610)
30 Day Federal Funds	312	03/31/20	127,982	(35,671)
U.S. Treasury 2 Year Note	70,864	03/31/20	15,271,192	(3,200,553)
30 Day Federal Funds	312	06/30/20	128,034	(92,951)
90-day Eurodollar	3,864	12/14/20	961,391	(866,354)
3 Month Canadian Bankers Acceptance	2,461	06/14/21	464,393	168,361
3 Month Canadian Bankers Acceptance	909	09/13/21	171,520	50,322

				(34,488,788)

Short Contracts
Euro-Bobl	328	03/06/20	49,165	133,668
Euro-Buxl	386	03/06/20	85,894	2,194,904
Japan 10 Year Bond	99	03/13/20	138,657	(204,988)
Australia 10 Year Bond	1,520	03/16/20	152,488	3,122,234
Korea 10 Year Bond	1,585	03/17/20	178,558	123,764
DAX Index	71	03/20/20	26,374	224,800
EURO STOXX 50 Index	2,853	03/20/20	119,336	581,408
NASDAQ 100 E-Mini Index	560	03/20/20	98,025	591,076
S&P 500 E-Mini Index	2,953	03/20/20	477,072	(479,403)
U.S. Treasury 10 Year Note	40,426	03/20/20	5,191,583	19,234,048
U.S. Treasury Long Bond	6,403	03/20/20	998,268	21,132,179
Long Gilt	1,032	03/27/20	179,595	616,959
U.S. Treasury 5 Year Note	40,503	03/31/20	4,804,036	12,983,983
3 Month Canadian Bankers Acceptance	1,552	06/15/20	292,879	(17,886)
90-day Eurodollar	3,553	03/15/21	874,393	(8,729,782)

				51,506,964

				$17,018,176

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	262,571,478	USD	62,753,000	Citibank NA	01/03/20	$2,519,450
BRL	302,045,737	USD	73,056,000	Deutsche Bank AG	01/03/20	2,029,325
BRL	15,377,671	USD	3,730,000	JPMorgan Chase Bank NA	01/03/20	92,724
MXN	390,762,353	USD	20,024,000	Citibank NA	01/03/20	643,056
MXN	391,750,029	USD	20,012,000	HSBC Bank plc	01/03/20	707,293
ZAR	566,118,403	USD	40,243,000	JPMorgan Chase Bank NA	01/06/20	161,371
CNY	212,294,187	USD	30,074,000	Bank of America NA	01/08/20	420,746
EUR	18,387,000	USD	20,382,369	HSBC Bank plc	01/08/20	248,765
KRW	21,800,856,950	USD	18,555,500	BNP Paribas SA	01/08/20	312,357
KRW	17,852,016,000	USD	15,008,000	Deutsche Bank AG	01/08/20	442,278
KRW	24,137,467,200	USD	20,328,000	JPMorgan Chase Bank NA	01/08/20	562,109
MXN	57,053,933	USD	2,907,000	Morgan Stanley & Co. International plc	01/08/20	108,513
RUB	1,290,503,837	USD	20,012,000	BNP Paribas SA	01/09/20	765,298
RUB	323,315,405	USD	5,026,748	Citibank NA	01/09/20	178,677

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	334,859,976	JPY	36,271,028,000	UBS AG	01/14/20	$828,581
USD	6,401,528	EUR	5,600,000	Natwest Markets plc	01/15/20	115,231
BRL	56,598,270	USD	13,947,331	Bank of America NA	01/16/20	116,099
BRL	26,696,640	USD	6,521,178	BNP Paribas SA	01/16/20	112,352
CZK	154,266,730	USD	6,753,676	Citibank NA	01/16/20	51,301
CZK	86,899,315	USD	3,807,653	Credit Suisse International	01/16/20	25,629
CZK	220,765,655	USD	9,668,487	Deutsche Bank AG	01/16/20	69,874
IDR	191,777,083,390	USD	13,617,286	Deutsche Bank AG	01/16/20	236,308
IDR	93,369,115,770	USD	6,606,929	HSBC Bank plc	01/16/20	137,869
INR	1,453,753,340	USD	20,293,410	HSBC Bank plc	01/16/20	96,047
MXN	196,152,640	USD	10,038,005	Bank of America NA	01/16/20	316,332
MXN	62,344,692	USD	3,281,907	BNP Paribas SA	01/16/20	9,091
MXN	196,786,368	USD	10,360,013	Deutsche Bank AG	01/16/20	27,777
PHP	340,555,540	USD	6,679,524	Morgan Stanley & Co. International plc	01/16/20	35,613
RUB	850,845,570	USD	13,236,655	Bank of America NA	01/16/20	449,745
RUB	222,005,440	USD	3,439,012	UBS AG	01/16/20	132,088
USD	3,556,095	INR	252,899,160	BNP Paribas SA	01/16/20	9,086
USD	10,000,000	INR	711,153,000	Citibank NA	01/16/20	25,803
USD	6,782,164	INR	483,371,580	JPMorgan Chase Bank NA	01/16/20	2,689
AUD	60,769,000	JPY	4,592,306,542	Morgan Stanley & Co. International plc	01/17/20	360,933
USD	6,398,157	EUR	5,600,000	Royal Bank of Canada	01/17/20	111,047
COP	245,884,835,460	USD	71,191,766	JPMorgan Chase Bank NA	01/22/20	3,553,535
COP	87,017,011,190	USD	25,134,915	Natwest Markets plc	01/22/20	1,316,951
RUB	1,151,122,543	USD	17,828,204	HSBC Bank plc	01/22/20	673,894
RUB	1,704,058,457	USD	26,458,481	JPMorgan Chase Bank NA	01/22/20	931,006
MXN	321,489,956	USD	16,899,000	Bank of America NA	01/23/20	51,859
BRL	299,633,915	USD	73,673,526	Credit Suisse International	02/04/20	740,665
BRL	89,163,048	USD	21,970,000	Morgan Stanley & Co. International plc	02/04/20	173,675
JPY	1,787,976,604	USD	16,455,000	Morgan Stanley & Co. International plc	02/05/20	31,284
MXN	1,421,617,000	USD	73,414,324	Bank of America NA	02/05/20	1,386,206
MXN	433,511,000	USD	22,115,741	HSBC Bank plc	02/05/20	694,097
USD	2,001,537	JPY	216,327,000	National Australia Bank Ltd.	02/05/20	6,864
JPY	3,635,922,684	USD	33,351,000	UBS AG	02/06/20	176,428
ARS	613,522,000	USD	8,702,440	BNP Paribas SA	02/12/20	1,085,211
RUB	2,127,774,390	USD	33,718,000	Bank of America NA	02/18/20	368,854
USD	118,217,024	EUR	90,560,000	Deutsche Bank AG	02/25/20	16,298,976
AUD	49,000,000	USD	33,607,483	Natwest Markets plc	03/13/20	837,964
CAD	27,510,000	USD	20,872,962	Royal Bank of Canada	03/13/20	317,537
CHF	22,910,000	USD	23,515,643	HSBC Bank plc	03/13/20	274,623
CHF	20,190,000	USD	20,588,732	Morgan Stanley & Co. International plc	03/13/20	377,024
CNY	74,815,298	USD	10,641,173	Bank of America NA	03/13/20	89,060
CNY	15,430,000	USD	2,184,067	BNP Paribas SA	03/13/20	28,949
CNY	47,350,000	USD	6,742,007	Goldman Sachs International	03/13/20	49,072
EUR	18,690,000	USD	21,017,763	HSBC Bank plc	03/13/20	38,982
EUR	11,940,000	USD	13,317,482	Standard Chartered Bank	03/13/20	134,500
IDR	1,005,880,000,000	USD	70,886,015	HSBC Bank plc	03/13/20	1,418,651
INR	1,488,200,000	USD	20,612,188	Bank of America NA	03/13/20	134,652
INR	600,700,000	USD	8,353,497	Goldman Sachs International	03/13/20	20,798
JPY	3,779,390,126	USD	34,914,986	Bank of America NA	03/13/20	7,414
KRW	285,706,334	USD	240,483	HSBC Bank plc	03/13/20	7,113
MYR	305,663,082	USD	73,218,034	Goldman Sachs International	03/13/20	1,390,051
NZD	53,830,000	USD	35,236,364	Morgan Stanley & Co. International plc	03/13/20	1,038,772
PHP	2,938,900,000	USD	57,581,022	Citibank NA	03/13/20	258,833
SGD	9,140,000	USD	6,747,036	Goldman Sachs International	03/13/20	53,206
SGD	47,240,584	USD	34,972,560	HSBC Bank plc	03/13/20	174,855
THB	1,010,200,000	USD	33,301,467	Bank of New York	03/13/20	480,441
TWD	631,500,000	USD	20,824,402	Bank of America NA	03/13/20	401,679
TWD	428,100,000	USD	14,140,380	Goldman Sachs International	03/13/20	248,988
TWD	100,900,000	USD	3,372,890	HSBC Bank plc	03/13/20	18,577
USD	8,379,132	INR	600,700,000	Citibank NA	03/13/20	4,837
USD	120,429,726	JPY	12,064,650,000	HSBC Bank plc	03/16/20	8,929,968
JPY	55,010,525,700	USD	506,200,000	Natwest Markets plc	03/17/20	2,229,338
AUD	14,914,000	CAD	13,601,568	UBS AG	03/18/20	8,188

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	31,089,398	USD	21,724,183	Bank of America NA	03/18/20	$133,450
AUD	19,550,000	USD	13,425,180	Deutsche Bank AG	03/18/20	319,593
AUD	48,096,469	USD	33,595,817	Goldman Sachs International	03/18/20	218,765
BRL	605,645,726	USD	147,888,000	Bank of America NA	03/18/20	2,203,672
BRL	106,260,000	USD	25,677,210	Royal Bank of Canada	03/18/20	656,239
CAD	273,691,584	USD	208,129,153	Bank of America NA	03/18/20	2,693,933
CAD	9,327,742	USD	7,131,847	Royal Bank of Canada	03/18/20	53,261
CNY	239,900,000	USD	33,994,283	Bank of America NA	03/18/20	408,742
CNY	88,682,610	USD	12,678,000	HSBC Bank plc	03/18/20	39,591
EUR	7,457,273	MXN	160,245,066	Goldman Sachs International	03/18/20	23,439
EUR	8,948,727	MXN	192,592,713	Morgan Stanley & Co. International plc	03/18/20	12,508
EUR	45,150,000	USD	50,578,385	Bank of America NA	03/18/20	305,664
EUR	49,341,885	USD	55,320,000	BNP Paribas SA	03/18/20	288,303
EUR	16,420,000	USD	18,309,121	Citibank NA	03/18/20	196,218
EUR	32,210,000	USD	35,947,391	Toronto Dominion Bank	03/18/20	353,278
GBP	16,325,647	EUR	18,980,000	BNP Paribas SA	03/18/20	279,347
GBP	8,990,000	USD	11,884,061	Goldman Sachs International	03/18/20	48,793
GBP	42,144,140	USD	55,320,000	Toronto Dominion Bank	03/18/20	619,918
IDR	1,186,980,000,000	USD	83,708,040	Standard Chartered Bank	03/18/20	1,569,352
INR	3,034,670,000	USD	42,267,073	JPMorgan Chase Bank NA	03/18/20	10,474
JPY	5,279,183,170	USD	48,569,000	Deutsche Bank AG	03/18/20	226,205
KRW	20,995,000,000	USD	17,632,633	Standard Chartered Bank	03/18/20	567,281
MXN	354,188,035	EUR	16,406,000	Bank of America NA	03/18/20	34,672
MXN	217,100,000	USD	11,163,102	Barclays Bank plc	03/18/20	191,351
MXN	216,162,825	USD	11,190,000	Deutsche Bank AG	03/18/20	115,438
MXN	2,563,441,216	USD	133,069,000	Natwest Markets plc	03/18/20	1,000,421
MYR	187,300,000	USD	44,973,227	Barclays Bank plc	03/18/20	738,971
NOK	616,493,905	CAD	90,000,001	HSBC Bank plc	03/18/20	910,611
NZD	6,780,000	USD	4,450,304	Morgan Stanley & Co. International plc	03/18/20	118,958
PHP	341,900,000	USD	6,705,236	BNP Paribas SA	03/18/20	22,300
RUB	1,470,540,000	USD	22,878,880	Barclays Bank plc	03/18/20	599,121
SEK	69,608,736	USD	7,458,000	Bank of America NA	03/18/20	775
SEK	139,459,424	USD	14,925,000	Deutsche Bank AG	03/18/20	18,476
SGD	40,600,000	USD	30,055,595	Citibank NA	03/18/20	153,414
SGD	50,305,000	USD	37,194,493	HSBC Bank plc	03/18/20	235,659
TWD	272,900,000	USD	9,034,928	Credit Suisse International	03/18/20	141,200
USD	13,830,000	AUD	19,648,905	Bank of America NA	03/18/20	15,690
USD	55,320,000	AUD	78,649,559	Morgan Stanley & Co. International plc	03/18/20	24,840
USD	13,830,000	CAD	17,941,175	Bank of America NA	03/18/20	10,014
USD	55,320,000	EUR	49,012,229	Morgan Stanley & Co. International plc	03/18/20	83,219
USD	13,830,000	EUR	12,268,410	State Street Bank and Trust Co.	03/18/20	3,502
USD	42,424,348	INR	3,033,393,015	Bank of America NA	03/18/20	164,590
USD	37,402,452	INR	2,676,800,000	Citibank NA	03/18/20	110,575
USD	42,582,468	INR	3,040,859,851	Goldman Sachs International	03/18/20	218,686
USD	21,538,462	INR	1,540,000,000	HSBC Bank plc	03/18/20	83,930
USD	5,020,021	INR	357,300,000	JPMorgan Chase Bank NA	03/18/20	42,290
USD	399,641,587	INR	28,566,380,623	Morgan Stanley & Co. International plc	03/18/20	1,668,655
USD	13,429,800	SEK	125,105,302	Deutsche Bank AG	03/18/20	24,410
USD	12,220,000	ZAR	172,783,468	Bank of America NA	03/18/20	5,414
ZAR	53,963,402	USD	3,730,000	BNP Paribas SA	03/18/20	84,836
ZAR	136,600,000	USD	9,645,103	Natwest Markets plc	03/18/20	11,564

						76,986,642

USD	58,407,474	BRL	247,699,872	Citibank NA	01/03/20	(3,168,052)
USD	73,673,526	BRL	299,261,863	Credit Suisse International	01/03/20	(719,758)
USD	7,458,000	BRL	31,674,872	Natwest Markets plc	01/03/20	(416,033)
USD	20,118,000	MXN	385,199,346	BNP Paribas SA	01/03/20	(254,833)
USD	19,918,000	MXN	380,354,128	Citibank NA	01/03/20	(198,574)
JPY	1,627,414,991	USD	15,008,000	Bank of America NA	01/06/20	(27,515)
JPY	2,196,670,845	USD	20,270,000	Morgan Stanley & Co. International plc	01/06/20	(49,470)
USD	35,278,000	JPY	3,843,863,725	Morgan Stanley & Co. International plc	01/06/20	(105,073)
USD	20,231,000	ZAR	292,207,217	Bank of America NA	01/06/20	(624,087)
USD	20,012,000	ZAR	294,956,868	BNP Paribas SA	01/06/20	(1,039,332)

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	30,074,000	CNY	211,802,160	Bank of America NA	01/08/20	$(350,070)
USD	20,487,384	EUR	18,387,000	Bank of America NA	01/08/20	(143,750)
USD	53,891,500	KRW	64,110,406,230	Deutsche Bank AG	01/08/20	(1,593,749)
USD	2,907,000	MXN	57,150,751	Goldman Sachs International	01/08/20	(113,631)
USD	25,038,748	RUB	1,573,184,537	Citibank NA	01/09/20	(289,750)
USD	506,200,000	JPY	55,194,023,200	Natwest Markets plc	01/15/20	(2,127,571)
USD	13,669,814	BRL	55,267,060	Bank of America NA	01/16/20	(62,839)
USD	6,718,489	BRL	28,184,060	Morgan Stanley & Co. International plc	01/16/20	(284,633)
USD	20,091,849	CZK	461,931,700	Deutsche Bank AG	01/16/20	(284,771)
USD	10,000,815	IDR	141,861,559,900	HSBC Bank plc	01/16/20	(246,980)
USD	10,197,262	IDR	142,792,263,030	Morgan Stanley & Co. International plc	01/16/20	(117,765)
USD	6,683,818	MXN	129,522,900	HSBC Bank plc	01/16/20	(153,326)
USD	13,320,421	MXN	258,609,320	JPMorgan Chase Bank NA	01/16/20	(330,825)
USD	3,406,932	MXN	64,750,450	Morgan Stanley & Co. International plc	01/16/20	(11,059)
USD	6,709,793	PHP	340,555,540	Barclays Bank plc	01/16/20	(5,344)
USD	16,965,651	RUB	1,075,996,640	Goldman Sachs International	01/16/20	(342,449)
EUR	11,200,000	USD	12,677,627	Natwest Markets plc	01/17/20	(103,407)
JPY	3,006,831,791	AUD	40,107,540	Morgan Stanley & Co. International plc	01/17/20	(460,111)
USD	17,080,907	AUD	24,933,702	Bank of America NA	01/17/20	(422,621)
USD	26,974,000	KRW	31,373,459,400	BNP Paribas SA	01/21/20	(189,110)
USD	96,042,308	COP	332,901,846,650	Credit Suisse International	01/22/20	(5,154,860)
USD	79,002,432	RUB	5,116,000,000	Morgan Stanley & Co. International plc	01/22/20	(3,227,501)
COP	55,389,532,000	USD	16,918,000	JPMorgan Chase Bank NA	01/24/20	(81,521)
USD	16,918,000	COP	56,345,399,000	Citibank NA	01/24/20	(209,029)
USD	13,534,000	BRL	55,115,862	Citibank NA	02/04/20	(154,044)
USD	3,919,862	CHF	3,835,301	Morgan Stanley & Co. International plc	02/05/20	(52,532)
USD	717,848,811	EUR	650,307,250	Barclays Bank plc	02/05/20	(13,137,826)
USD	27,297,792	EUR	24,290,385	HSBC Bank plc	02/05/20	(6,143)
USD	717,882,302	EUR	650,307,250	Morgan Stanley & Co. International plc	02/05/20	(13,104,335)
USD	717,879,116	EUR	650,307,250	State Street Bank and Trust Co.	02/05/20	(13,107,521)
USD	717,883,928	EUR	650,307,250	Toronto Dominion Bank	02/05/20	(13,102,709)
USD	644,721,225	GBP	498,770,000	BNP Paribas SA	02/05/20	(16,588,912)
USD	5,276,476	GBP	4,012,000	State Street Bank and Trust Co.	02/05/20	(42,962)
USD	101,811,725	IDR	1,443,181,206,945	Barclays Bank plc	02/05/20	(2,224,322)
USD	73,221,134	IDR	1,036,564,326,639	BNP Paribas SA	02/05/20	(1,502,716)
USD	50,852,051	IDR	721,590,601,945	Citibank NA	02/05/20	(1,165,972)
USD	15,599,194	IDR	221,258,962,000	HSBC Bank plc	02/05/20	(350,922)
USD	221,063,885	JPY	24,099,810,000	Toronto Dominion Bank	02/05/20	(1,151,715)
USD	355,468,377	MXN	6,878,739,653	HSBC Bank plc	02/05/20	(6,466,925)
USD	174,108,759	RUB	11,188,751,193	JPMorgan Chase Bank NA	02/05/20	(5,408,365)
USD	40,243,000	ZAR	568,408,229	JPMorgan Chase Bank NA	02/05/20	(158,260)
USD	6,742,000	ARS	613,522,000	BNP Paribas SA	02/12/20	(3,045,651)
GBP	9,090,000	USD	12,231,277	Natwest Markets plc	02/18/20	(174,992)
EUR	90,560,000	USD	111,601,163	JPMorgan Chase Bank NA	02/25/20	(9,683,115)
INR	1,730,800,000	USD	24,149,574	Goldman Sachs International	03/13/20	(20,673)
JPY	806,325,000	USD	7,467,058	Royal Bank of Canada	03/13/20	(16,437)
PHP	1,066,700,000	USD	21,000,098	Goldman Sachs International	03/13/20	(6,606)
USD	25,174,881	AUD	36,710,000	Royal Bank of Canada	03/13/20	(631,085)
USD	12,468,989	CAD	16,410,000	Royal Bank of Canada	03/13/20	(171,363)
USD	53,957,375	CHF	52,960,000	Morgan Stanley & Co. International plc	03/13/20	(1,037,495)
USD	133,695,529	CNY	944,345,000	Bank of America NA	03/13/20	(1,745,261)
USD	133,667,918	CNY	944,337,105	BNP Paribas SA	03/13/20	(1,771,740)
USD	2,712,020	CNY	19,020,000	Goldman Sachs International	03/13/20	(15,885)
USD	49,189,459	EUR	44,099,021	Bank of America NA	03/13/20	(493,893)
USD	3,371,333	EUR	3,010,000	Morgan Stanley & Co. International plc	03/13/20	(19,828)
USD	3,170,817	HKD	24,763,126	Bank of America NA	03/13/20	(5,246)
USD	48,722,411	HKD	381,581,742	Citibank NA	03/13/20	(218,404)
USD	21,572,448	IDR	303,998,939,524	Bank of America NA	03/13/20	(279,604)
USD	4,915,159	IDR	69,810,000,000	Citibank NA	03/13/20	(102,924)
USD	31,909,093	IDR	449,993,380,034	Goldman Sachs International	03/13/20	(437,332)
USD	87,256,672	IDR	1,239,481,035,022	HSBC Bank plc	03/13/20	(1,839,703)
USD	15,141,536	IDR	212,890,000,000	Morgan Stanley & Co. International plc	03/13/20	(161,423)
USD	54,250,968	INR	3,916,919,904	Bank of America NA	03/13/20	(354,401)

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	87,566,834	JPY	9,478,715,716	Bank of America NA	03/13/20	$(18,594)
USD	6,761,760	JPY	736,000,000	Barclays Bank plc	03/13/20	(39,043)
USD	20,721,637	JPY	2,256,000,000	HSBC Bank plc	03/13/20	(124,302)
USD	13,176,034	JPY	1,426,000,000	Standard Chartered Bank	03/13/20	(521)
USD	3,372,043	KRW	3,920,000,000	Bank of America NA	03/13/20	(25,076)
USD	4,431,446	KRW	5,264,779,507	HSBC Bank plc	03/13/20	(131,075)
USD	17,683,957	MYR	73,300,000	Barclays Bank plc	03/13/20	(207,549)
USD	79,990,335	MYR	334,159,626	Goldman Sachs International	03/13/20	(1,573,359)
USD	13,196,937	MYR	55,150,000	Morgan Stanley & Co. International plc	03/13/20	(264,407)
USD	14,351,255	NZD	21,930,000	Citibank NA	03/13/20	(427,005)
USD	20,948,315	NZD	31,900,000	Natwest Markets plc	03/13/20	(548,561)
USD	33,322,234	PHP	1,701,200,000	Citibank NA	03/13/20	(158,716)
USD	15,992,524	PHP	812,900,000	JPMorgan Chase Bank NA	03/13/20	(5,985)
USD	34,721,375	SGD	47,240,584	Morgan Stanley & Co. International plc	03/13/20	(426,040)
USD	6,751,529	THB	204,200,000	BNP Paribas SA	03/13/20	(77,085)
USD	33,290,493	THB	1,010,200,000	HSBC Bank plc	03/13/20	(491,416)
USD	41,026,582	TWD	1,242,284,890	Goldman Sachs International	03/13/20	(729,302)
JPY	12,064,650,000	USD	111,792,531	JPMorgan Chase Bank NA	03/16/20	(292,774)
AUD	7,506,000	CAD	6,862,361	JPMorgan Chase Bank NA	03/18/20	(8,888)
CAD	20,356,313	AUD	22,420,000	Deutsche Bank AG	03/18/20	(82,195)
CAD	8,339,000	NOK	56,775,298	Bank of America NA	03/18/20	(44,921)
CAD	90,000,001	NOK	614,838,607	Morgan Stanley & Co. International plc	03/18/20	(722,024)
EUR	5,220,000	CNY	41,093,928	Morgan Stanley & Co. International plc	03/18/20	(10,163)
EUR	11,170,000	GBP	9,529,015	Citibank NA	03/18/20	(59,725)
EUR	4,480,000	NOK	44,948,884	Deutsche Bank AG	03/18/20	(72,063)
GBP	3,694,322	EUR	4,402,935	BNP Paribas SA	03/18/20	(58,458)
GBP	15,997,176	EUR	18,990,000	Citibank NA	03/18/20	(167,918)
GBP	2,886,431	EUR	3,441,118	Goldman Sachs International	03/18/20	(46,843)
GBP	8,877,182	EUR	10,575,947	Natwest Markets plc	03/18/20	(135,987)
INR	3,960,647,649	USD	55,318,295	Bank of America NA	03/18/20	(140,476)
INR	4,443,534,067	USD	62,119,319	Goldman Sachs International	03/18/20	(214,161)
INR	3,483,300,000	USD	48,731,113	Morgan Stanley & Co. International plc	03/18/20	(203,471)
INR	1,980,375,000	USD	27,626,072	Natwest Markets plc	03/18/20	(36,450)
JPY	1,124,291,772	AUD	14,940,000	Royal Bank of Canada	03/18/20	(111,910)
JPY	823,863,251	NZD	11,438,000	Bank of America NA	03/18/20	(93,516)
JPY	1,355,631,777	NZD	18,925,000	Morgan Stanley & Co. International plc	03/18/20	(224,140)
JPY	759,475,416	NZD	10,441,000	Standard Chartered Bank	03/18/20	(16,738)
JPY	2,919,000,000	USD	27,028,479	Deutsche Bank AG	03/18/20	(48,319)
USD	55,320,000	AUD	78,924,842	Deutsche Bank AG	03/18/20	(168,699)
USD	5,867,381	AUD	8,510,000	Natwest Markets plc	03/18/20	(115,638)
USD	8,594,535	BRL	35,070,000	Citibank NA	03/18/20	(96,544)
USD	18,338,249	BRL	75,525,518	Royal Bank of Canada	03/18/20	(378,553)
USD	67,286,000	CAD	87,451,614	Bank of America NA	03/18/20	(77,486)
USD	110,640,000	CAD	144,168,844	BNP Paribas SA	03/18/20	(412,448)
USD	6,720,000	CAD	8,804,684	Goldman Sachs International	03/18/20	(62,198)
USD	62,286,000	CHF	59,961,175	Morgan Stanley & Co. International plc	03/18/20	(2,506)
USD	7,465,000	CHF	7,269,410	Natwest Markets plc	03/18/20	(86,564)
USD	63,759,405	CNY	449,250,309	Bank of America NA	03/18/20	(665,644)
USD	2,737,582	CNY	19,312,000	HSBC Bank plc	03/18/20	(31,868)
USD	50,071,000	CNY	351,257,078	Standard Chartered Bank	03/18/20	(301,263)
USD	6,760,000	COP	22,892,604,800	Goldman Sachs International	03/18/20	(179,206)
USD	76,159,838	EUR	67,792,000	Bank of America NA	03/18/20	(241,744)
USD	58,305,007	EUR	51,842,770	Morgan Stanley & Co. International plc	03/18/20	(121,794)
USD	2,394,338	EUR	2,135,000	Natwest Markets plc	03/18/20	(11,807)
USD	182,600,988	EUR	162,540,519	Royal Bank of Canada	03/18/20	(582,171)
USD	18,382,428	EUR	16,420,000	Standard Chartered Bank	03/18/20	(122,911)
USD	13,830,000	GBP	10,429,479	Bank of America NA	03/18/20	(13,542)
USD	55,320,000	GBP	42,083,162	Citibank NA	03/18/20	(538,979)
USD	55,320,000	GBP	41,817,852	Morgan Stanley & Co. International plc	03/18/20	(186,820)
USD	2,818,140	IDR	39,960,942,780	Barclays Bank plc	03/18/20	(52,814)
USD	14,352,000	IDR	202,822,464,000	Citibank NA	03/18/20	(219,577)
USD	17,140,219	IDR	241,128,600,000	Goldman Sachs International	03/18/20	(183,424)
USD	24,422,587	IDR	345,140,000,000	HSBC Bank plc	03/18/20	(373,651)

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	63,619,889	IDR	898,778,927,241	Standard Chartered Bank	03/18/20	$(951,985)
USD	19,110,624	INR	1,372,525,000	Citibank NA	03/18/20	(10,728)
USD	19,115,939	INR	1,372,524,444	Goldman Sachs International	03/18/20	(5,404)
USD	11,869,981	JPY	1,292,000,000	Bank of America NA	03/18/20	(71,905)
USD	7,780,261	KRW	9,050,000,000	Bank of America NA	03/18/20	(64,903)
USD	3,779,465	MXN	72,360,000	Bank of America NA	03/18/20	(5,004)
USD	7,460,000	MXN	143,214,096	Citibank NA	03/18/20	(30,178)
USD	3,730,000	MXN	71,587,984	Deutsche Bank AG	03/18/20	(14,092)
USD	19,910,919	MYR	82,700,000	Goldman Sachs International	03/18/20	(272,738)
USD	23,102,000	RUB	1,484,881,050	Bank of America NA	03/18/20	(604,963)
USD	36,535,000	RUB	2,310,656,075	HSBC Bank plc	03/18/20	(355,927)
USD	8,953,200	SEK	83,898,446	BNP Paribas SA	03/18/20	(36,758)
USD	225,157,103	SGD	305,805,000	HSBC Bank plc	03/18/20	(2,381,470)
USD	4,069,572	TWD	121,200,000	Goldman Sachs International	03/18/20	(5,718)
USD	21,806,081	ZAR	320,465,608	Bank of America NA	03/18/20	(848,601)
USD	7,000,000	ZAR	100,691,010	Barclays Bank plc	03/18/20	(118,152)
USD	12,465,000	ZAR	181,635,199	BNP Paribas SA	03/18/20	(375,342)
USD	10,130,000	ZAR	148,746,124	HSBC Bank plc	03/18/20	(385,313)
USD	12,220,000	ZAR	173,233,164	JPMorgan Chase Bank NA	03/18/20	(26,376)
USD	8,211,000	ZAR	119,380,961	Morgan Stanley & Co. International plc	03/18/20	(228,400)
USD	6,081,500	ZAR	88,595,462	Natwest Markets plc	03/18/20	(181,581)
USD	10,000,000	ZAR	147,183,200	State Street Bank and Trust Co.	03/18/20	(404,826)
USD	26,119,772	GBP	20,000,000	State Street Bank and Trust Co.	04/30/20	(457,572)
USD	7,722,607	EUR	6,862,947	UBS AG	11/27/20	(136,394)

						(154,109,998)

Net Unrealized Depreciation						$(77,123,356)

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date		Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5Y-30Y CMS Index Cap	0.37%	Nomura International plc	02/12/20	USD	526,180	$158,496	$366,543	$(208,047)
2Y-10Y CMS Index Cap	0.50%	Citibank NA	03/13/20	USD	2,600,110	90,328	1,001,042	(910,714)
2Y-10Y CMS Index Cap	0.40%	Goldman Sachs International	03/31/20	USD	2,000,000	305,380	1,670,000	(1,364,620)
2Y-10 CMS Index Cap	0.21%	Goldman Sachs International	05/29/20	USD	3,145,483	3,473,683	4,875,499	(1,401,816)

						$4,027,887	$7,913,084	$(3,885,197)

Interest Rate Floors Purchased

Description	Exercise Rate	Counterparty	Expiration Date		Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
5Y-30Y CMS Index Floor	0.40%	Nomura International plc	06/29/20	USD	549,120	$482,303	$589,471	$(107,168)
5Y-30Y CMS Index Floor	0.35%	Nomura International plc	07/08/20	USD	557,780	358,937	502,002	(143,065)

						$841,240	$1,091,473	$(250,233)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
90-day Eurodollar January 2020 Futures	4,245	01/10/20	USD	99.00	USD	1,061,250	$26,531
SPDR S&P 500 ETF Trust	5,003	01/10/20	USD	330.00	USD	161,027	47,529
Walt Disney Co. (The)	550	01/10/20	USD	150.00	USD	7,955	14,575
Altice Europe NV	6,666	01/17/20	EUR	5.80	EUR	3,832	134,591
Caesars Entertainment Corp.	32,441	01/17/20	USD	12.00	USD	44,120	5,239,222

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Consumer Discretionary Select Sector SPDR Fund	36,000	01/17/20	USD	126.00	USD	451,512	$5,040,000
DAX Index	1,107	01/17/20	EUR	13,400.00	EUR	73,333	439,259
Emerson Electric Co.	4,498	01/17/20	USD	65.00	USD	34,302	5,082,740
EURO STOXX 50 Index	4,501	01/17/20	EUR	3,675.00	EUR	168,569	4,177,859
EURO STOXX 50 Index	7,192	01/17/20	EUR	3,775.00	EUR	269,351	1,556,982
iShares MSCI Emerging Markets ETF	20,000	01/17/20	USD	44.23	USD	89,740	1,670,000
iShares Russell 2000 ETF	4,148	01/17/20	USD	167.00	USD	68,720	613,904
Micron Technology Inc.	800	01/17/20	USD	57.50	USD	4,302	31,600
Mylan NV	650	01/17/20	USD	25.00	USD	1,307	1,950
Mylan NV	1,000	01/17/20	USD	22.50	USD	2,010	6,500
NXP Semiconductors NV	550	01/17/20	USD	135.00	USD	6,999	19,800
QUALCOMM, Inc.	4,498	01/17/20	USD	70.00	USD	39,686	8,265,075
S&P 500 Index	342	01/17/20	USD	3,250.00	USD	110,493	684,000
SPDR S&P 500 ETF Trust	1,200	01/17/20	USD	322.00	USD	38,623	402,600
SPDR S&P 500 ETF Trust	2,090	01/17/20	USD	320.00	USD	67,269	995,885
SPDR S&P 500 ETF Trust	9,300	01/17/20	USD	310.00	USD	299,330	12,485,250
SPDR S&P 500 ETF Trust	18,938	01/17/20	USD	321.00	USD	609,538	7,650,952
SPDR S&P 500 ETF Trust	24,355	01/17/20	USD	323.00	USD	783,890	6,636,738
SPDR S&P 500 ETF Trust	32,905	01/17/20	USD	330.00	USD	1,059,080	1,102,318
VanEck Vectors Gold Miners ETF	11,908	01/17/20	USD	30.00	USD	34,867	476,320
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	26,398	01/17/20	USD	37.00	USD	89,780	197,985
VanEck Vectors Semiconductor ETF	1,500	01/17/20	USD	142.00	USD	21,212	354,000
Walt Disney Co. (The)	550	01/17/20	USD	165.00	USD	7,955	3,575
Walt Disney Co. (The)	800	01/17/20	USD	160.00	USD	11,570	9,200
Xilinx, Inc.	550	01/17/20	USD	100.00	USD	5,377	82,775
Xilinx, Inc.	1,150	01/17/20	USD	115.00	USD	11,244	33,350
Xilinx, Inc.	1,150	01/17/20	USD	120.00	USD	11,244	25,300
SPDR S&P 500 ETF Trust	1,367	01/21/20	USD	322.00	USD	43,998	485,285
NXP Semiconductors NV	1,700	01/31/20	USD	140.00	USD	21,634	48,450
iShares MSCI Emerging Markets ETF	12,000	02/21/20	USD	43.73	USD	53,844	1,926,000
Kraft Heinz Co. (The)	1,800	02/21/20	USD	35.00	USD	5,783	85,500
SPDR S&P 500 ETF Trust	3,682	02/21/20	USD	330.00	USD	118,509	804,517
90-day Eurodollar March 2020 Futures	10,237	03/16/20	USD	97.75	USD	2,559,250	13,180,130
Acadia Healthcare Co., Inc.	300	03/20/20	USD	40.00	USD	997	18,000
DAX Index	372	03/20/20	EUR	13,600.00	EUR	24,643	341,642
DAX Index	998	03/20/20	EUR	14,000.00	EUR	66,113	293,857
EURO STOXX 50 Index	744	03/20/20	EUR	3,800.00	EUR	27,864	446,899
EURO STOXX 50 Index	893	03/20/20	EUR	3,600.00	EUR	33,444	1,809,531
EURO STOXX 50 Index	1,986	03/20/20	EUR	3,900.00	EUR	74,379	453,336
iShares MSCI Emerging Markets ETF	11,000	03/20/20	USD	43.73	USD	49,357	2,502,500
Lions Gate Entertainment Corp.	585	03/20/20	USD	12.50	USD	624	27,788
Lions Gate Entertainment Corp.	1,000	03/20/20	USD	15.00	USD	1,066	15,000
Xilinx, Inc.	1,425	03/20/20	USD	125.00	USD	13,932	107,588
Lowe’s Cos., Inc.	4,999	04/17/20	USD	125.00	USD	59,868	1,812,138
Taiwan Semiconductor Manufacturing Co. Ltd.	9,779	04/17/20	USD	50.00	USD	56,816	8,654,415
Altice Europe NV	6,297	06/19/20	EUR	7.00	EUR	3,620	264,875
Freeport-McMoRan, Inc.	1,350	06/19/20	USD	17.00	USD	1,771	45,225
Lions Gate Entertainment Corp.	135	06/19/20	USD	15.00	USD	144	6,413
UnitedHealth Group, Inc.	989	06/19/20	USD	320.00	USD	29,075	766,475
Caesars Entertainment Corp.	26,438	01/15/21	USD	12.00	USD	35,956	4,996,782
VanEck Vectors Gold Miners ETF	5,005	01/15/21	USD	30.00	USD	14,655	1,764,263
90-day Eurodollar December 2021 Futures	12,946	12/13/21	USD	99.75	USD	3,236,500	809,125

							105,174,099

Put
Invesco QQQ Trust, Series 1	650	01/03/20	USD	208.00	USD	13,820	5,200
U.S. Treasury 10 Year Note	7,072	01/10/20	USD	127.75	USD	707,200	994,500
Alibaba Group Holding Ltd.	940	01/17/20	USD	195.00	USD	19,937	41,360
Broadcom, Inc.	250	01/17/20	USD	200.00	USD	7,901	3,125
Caesars Entertainment Corp.	1,136	01/17/20	USD	10.00	USD	1,545	2,840
Casino Guichard Perrachon SA	1,341	01/17/20	EUR	40.00	EUR	5,592	125,601
Caterpillar, Inc.	800	01/17/20	USD	120.00	USD	11,814	10,800
DAX Index	501	01/17/20	EUR	12,700.00	EUR	33,189	75,866

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
EnLink Midstream LLC	113	01/17/20	USD	5.00	USD	69	$848
EQT Corp.	500	01/17/20	USD	9.00	USD	545	3,750
EURO STOXX 50 Index	945	01/17/20	EUR	3,575.00	EUR	35,392	78,440
EURO STOXX 50 Index	1,069	01/17/20	EUR	3,700.00	EUR	40,036	302,772
General Electric Co.	1,150	01/17/20	USD	11.00	USD	1,283	20,125
Invesco Senior Loan ETF	5,050	01/17/20	USD	22.00	USD	11,524	37,875
iShares 20+ Year Treasury Bond ETF	500	01/17/20	USD	130.00	USD	6,774	6,500
iShares iBoxx $ High Yield Corporate Bond ETF	1,250	01/17/20	USD	84.00	USD	10,993	6,250
iShares iBoxx $ High Yield Corporate Bond ETF	2,400	01/17/20	USD	85.00	USD	21,106	15,600
iShares MSCI Emerging Markets ETF	20,000	01/17/20	USD	38.73	USD	89,740	110,000
Kellogg Co.	884	01/17/20	USD	57.50	USD	6,114	8,840
Netflix, Inc.	165	01/17/20	USD	280.00	USD	5,339	9,653
S&P 500 Index	171	01/17/20	USD	2,950.00	USD	55,246	37,620
S&P 500 Index	341	01/17/20	USD	3,125.00	USD	110,170	283,030
Sinclair Broadcast Group, Inc.	950	01/17/20	USD	29.00	USD	3,167	19,000
SM Energy Co.	343	01/17/20	USD	5.00	USD	386	2,573
SPDR S&P 500 ETF Trust	381	01/17/20	USD	313.00	USD	12,263	37,529
SPDR S&P 500 ETF Trust	1,675	01/17/20	USD	295.00	USD	53,912	39,363
SPDR S&P 500 ETF Trust	4,999	01/17/20	USD	303.00	USD	160,898	207,459
SPDR S&P 500 ETF Trust	16,500	01/17/20	USD	302.00	USD	531,069	635,250
SPDR S&P Oil & Gas Exploration & Production ETF	525	01/17/20	USD	21.00	USD	1,244	1,575
Sprint Corp.	1,500	01/17/20	USD	5.00	USD	782	36,750
Teva Pharmaceutical Industries Ltd.	1,050	01/17/20	USD	7.50	USD	1,029	3,675
iShares iBoxx $ High Yield Corporate Bond ETF	1,100	01/24/20	USD	87.00	USD	9,673	22,550
U.S. Treasury 10 Year Note	155	01/24/20	USD	128.50	USD	15,500	84,766
U.S. Treasury 10 Year Note	476	01/24/20	USD	127.50	USD	47,600	89,250
General Electric Co.	800	01/31/20	USD	10.50	USD	893	17,200
Invesco QQQ Trust, Series 1	550	01/31/20	USD	206.00	USD	11,694	90,750
Netflix, Inc.	115	01/31/20	USD	300.00	USD	3,721	82,225
SPDR S&P 500 ETF Trust	650	01/31/20	USD	310.00	USD	20,921	99,125
VanEck Vectors Semiconductor ETF	550	01/31/20	USD	135.00	USD	7,778	84,425
CommScope Holding Co., Inc.	825	02/21/20	USD	13.00	USD	1,171	57,750
iShares iBoxx $ High Yield Corporate Bond ETF	1,100	02/21/20	USD	86.00	USD	9,673	33,000
iShares iBoxx $ High Yield Corporate Bond ETF	1,250	02/21/20	USD	82.00	USD	10,993	14,375
EnLink Midstream LLC	275	03/20/20	USD	5.00	USD	169	8,250
Sprint Corp.	1,000	03/20/20	USD	6.00	USD	521	134,000
Teva Pharmaceutical Industries Ltd.	500	03/20/20	USD	6.00	USD	490	5,000
Uber Technologies, Inc.	550	03/20/20	USD	22.00	USD	1,636	15,125
Sprint Corp.	800	05/15/20	USD	5.00	USD	417	71,200
Teva Pharmaceutical Industries Ltd.	1,550	06/19/20	USD	5.00	USD	1,519	14,725
Tupperware Brands Corp.	115	07/17/20	USD	5.00	USD	99	3,163

							4,090,648

							$109,264,747

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
AUD Currency	Up and In Double	Morgan Stanley & Co. International plc	—	01/09/20	USD	0.72	USD	0.72	AUD	1,000	$23,172
GBP Currency	Two-Touch	HSBC Bank plc	—	01/17/20	USD	1.34	USD	1.29	GBP	810	234,772
EUR Currency	Up and In	Citibank NA	—	01/20/20	USD	1.16	USD	1.21	EUR	318,065	10,307
AUD Currency	One-Touch	UBS AG Bank of America	—	01/31/20	CAD	0.93	CAD	0.93	AUD	746	63,606
USD Currency	Down and In	NA	—	02/25/20	TRY	5.05	TRY	5.05	USD	6,000	14,045
EUR Currency	One-Touch	HSBC Bank plc Goldman Sachs	—	02/26/20	USD	1.15	USD	1.15	EUR	1,751	377,319
EUR Currency	One-Touch	International	—	03/05/20	USD	1.15	USD	1.15	EUR	3,760	1,241,734

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Barrier Options Purchased (continued)

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
NZD Currency	One-Touch	Bank of America NA	—	03/06/20	JPY	74.00	JPY	74.00	NZD	3,990	$1,020,082
EURO STOXX Banks lndex(a)	One Touch	Citibank NA	2,863,000	03/20/20	EUR	107.00	EUR	107.00	EUR	2,588	507,830
EURO STOXX Banks Index(a)	One Touch	Citibank NA	2,863,000	03/20/20	EUR	105.00	EUR	105.00	EUR	2,637	420,123
EURO STOXX Banks Index(a)	One Touch	Citibank NA	2,863,000	03/20/20	EUR	103.00	EUR	103.00	EUR	2,688	329,324
EURO STOXX Banks Index(a)	One Touch	Citibank NA	2,863,000	03/20/20	EUR	107.00	EUR	107.00	EUR	2,588	507,953
EURO STOXX Banks Index(a)	One Touch	Citibank NA	2,863,000	03/20/20	EUR	105.00	EUR	105.00	EUR	2,637	420,246
EURO STOXX Banks Index(a)	One Touch	Citibank NA	2,863,000	03/20/20	EUR	103.00	EUR	103.00	EUR	2,688	329,423
EUR Currency	One-Touch	Bank of America NA	—	03/30/20	USD	1.20	USD	1.20	EUR	8,110	206,027
USD Currency	Down and In	Bank of America NA	—	04/16/20	CNH	6.70	CNH	6.70	USD	5,956	642,848
USD Currency	One-Touch	JPMorgan Chase Bank NA	—	05/15/20	CNH	6.71	CNH	6.71	USD	4,004	593,612
EUR Currency	Up and In	Morgan Stanley & Co. International plc	—	05/19/20	CHF	1.17	CHF	1.17	EUR	3,870	98,675
EUR Currency	Up and In	Bank of America NA	—	05/25/20	CHF	1.16	CHF	1.16	EUR	4,499	217,005
USD Currency	Down and In	Standard Chartered Bank	—	06/16/20	CNH	6.70	CNH	6.70	USD	6,814	1,098,904
EUR Currency	Down and Out	Goldman Sachs International	—	07/23/20	CHF	1.17	CHF	1.17	EUR	3,870	182,485
EUR Currency	Up and In	Bank of America NA	—	08/25/20	CHF	1.17	CHF	1.17	EUR	4,499	259,153

											8,798,645
Put
USD Currency	One-Touch	Bank of America NA	—	01/06/20	TRY	5.60	TRY	5.60	USD	827	$22
USD Currency	One-Touch	BNP Paribas SA	—	01/06/20	TRY	5.60	TRY	5.60	USD	2,305	60
USD Currency	One-Touch	BNP Paribas SA	—	01/10/20	TRY	5.67	TRY	5.67	USD	6,371	33,404
USD Currency	One-Touch	HSBC Bank plc	—	01/23/20	CNH	6.90	CNH	6.90	USD	2,821	506,447
EUR Currency	One-Touch	BNP Paribas SA	—	01/27/20	USD	1.05	USD	1.05	EUR	4,476	548
EUR Currency	One-Touch	Deutsche Bank AG	—	02/06/20	NOK	9.85	NOK	9.85	EUR	1,263	631,407
USD Currency	One-Touch	Citibank NA	—	02/06/20	BRL	3.98	BRL	3.98	USD	2,919	1,088,246
USD Currency	One-Touch	Deutsche Bank AG	—	02/06/20	BRL	3.98	BRL	3.98	USD	3,507	1,307,461
USD Currency	One-Touch	Bank of America NA	—	02/07/20	RUB	62.10	RUB	62.10	USD	2,126	1,044,783
USD Currency	Down and In	Citibank NA	—	02/11/20	ZAR	13.50	ZAR	13.50	USD	3,728	553,379
USD Currency	One-Touch	Bank of America NA	—	02/12/20	ZAR	14.00	ZAR	14.00	USD	2,983	1,542,104
USD Currency	One-Touch	BNP Paribas SA	—	02/12/20	ZAR	14.00	ZAR	14.00	USD	4,240	2,042,364
USD Currency	Down and Out	Deutsche Bank AG	—	02/13/20	BRL	3.98	BRL	3.85	USD	50,000	180,013
USD Currency	One-Touch	Bank of America NA	—	02/14/20	RUB	61.10	RUB	61.10	USD	4,046	904,351
EUR Currency	Down and Out	BNP Paribas SA	—	02/18/20	USD	1.11	USD	1.10	EUR	93,216	9,762
USD Currency	One-Touch	Bank of America NA	—	02/24/20	ZAR	14.20	ZAR	14.20	USD	2,609	1,542,095
USD Currency	One-Touch	HSBC Bank plc	—	03/11/20	JPY	99.00	JPY	99.00	USD	12,146	128,159
USD Currency	One-Touch	Goldman Sachs International	—	03/16/20	JPY	100.00	JPY	100.00	USD	6,759	110,766
EUR Currency	One-Touch	Bank of America NA	—	04/29/20	MXN	21.69	MXN	21.69	EUR	1,864	1,084,462
EUR Currency	Up and Out	Citibank NA	—	12/22/20	RUB	73.44	RUB	73.50	EUR	31,984	783,566
EUR Currency	Up and Out	Citibank NA	—	12/22/20	MXN	22.66	MXN	22.70	EUR	31,984	817,725

											14,311,124

											$23,109,769

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

100	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	—	01/09/20	ZAR	15.30	USD	16,732	$5
AUD Currency	Bank of America NA	—	01/17/20	USD	0.70	AUD	37,286	196,305
AUD Currency	BNP Paribas SA	—	01/17/20	USD	0.70	AUD	37,286	196,305
USD Currency	Citibank NA	—	01/17/20	JPY	112.00	USD	223,720	4,092
EUR Currency	JPMorgan Chase Bank NA	—	01/21/20	NZD	1.69	EUR	74,574	124,130
USD Currency	Bank of America NA	—	01/21/20	TWD	30.60	USD	50,027	3,319
AUD Currency	Bank of America NA	—	01/23/20	JPY	75.50	AUD	26,100	268,480
Hang Seng China Enterprises Index	JPMorgan Chase Bank NA	300	01/30/20	HKD	11,542.46	HKD	167,561	122,847
Hang Seng China Enterprises Index	UBS AG	300	01/30/20	HKD	11,498.31	HKD	167,561	143,167
AUD Currency	Royal Bank of Canada	—	01/31/20	CAD	0.93	AUD	55,960	50,161
NZD Currency	Barclays Bank plc	—	01/31/20	USD	0.67	NZD	74,574	613,112
NZD Currency	Barclays Bank plc	—	01/31/20	USD	0.69	NZD	111,859	209,773
NZD Currency	HSBC Bank plc	—	01/31/20	USD	0.66	NZD	111,859	2,288,511
USD Currency	Bank of America NA	—	01/31/20	SEK	10.00	USD	74,574	1,944
USD Currency	Toronto Dominion Bank	—	02/07/20	CAD	1.35	USD	111,859	9,168
USD Currency	Deutsche Bank AG	—	02/13/20	BRL	4.30	USD	18,643	27,196
USD Currency	Bank of America NA	—	02/14/20	JPY	109.50	USD	59,659	196,267
GBP Currency	JPMorgan Chase Bank NA	—	02/17/20	USD	1.33	GBP	8,180	101,800
EUR Currency	BNP Paribas SA	—	02/18/20	USD	1.13	EUR	205,076	1,318,448
EUR Currency	Deutsche Bank AG	—	02/19/20	CNH	7.85	EUR	82,031	701,083
AUD Currency	Citibank NA	—	02/24/20	USD	0.70	AUD	89,486	1,112,984
USD Currency	BNP Paribas SA	—	02/24/20	ZAR	16.00	USD	67,115	42,684
USD Currency	Citibank NA	—	02/24/20	ZAR	15.50	USD	55,931	98,063
AUD Currency	Citibank NA	—	02/25/20	JPY	77.00	AUD	100,674	558,833
EUR Currency	HSBC Bank plc	—	02/26/20	USD	1.13	EUR	119,487	863,419
AUD Currency	Citibank NA	—	03/17/20	USD	0.71	AUD	74,574	430,512
Financial Select Sector SPDR Fund	UBS AG	524,200	03/20/20	USD	32.00	USD	16,135	188,712
USD Currency	Bank of America NA	—	03/24/20	ZAR	15.50	USD	52,921	239,295
USD Currency	Citibank NA	—	03/24/20	ZAR	17.00	USD	26,461	12,786
USD Currency	Deutsche Bank AG	—	03/31/20	ZAR	14.65	USD	25,098	376,072
USD Currency	Citibank NA	—	04/08/20	ZAR	15.60	USD	50,196	274,016
USD Currency	Bank of America NA	—	04/15/20	MXN	20.75	USD	80,435	160,597
USD Currency	BNP Paribas SA	—	05/06/20	CNH	7.10	USD	63,389	353,778
AUD Currency	Citibank NA	—	05/18/20	JPY	80.00	AUD	167,790	381,793
EUR Currency	JPMorgan Chase Bank NA	—	05/18/20	CHF	1.13	EUR	74,710	80,584

								11,750,241

Put
EUR Currency	Natwest Markets plc	—	01/06/20	USD	1.11	EUR	90,540	4,719
USD Currency	Morgan Stanley & Co. International plc	—	01/08/20	JPY	108.00	USD	392,077	505,866
USD Currency	Credit Suisse International	—	01/10/20	BRL	4.06	USD	95,000	1,029,109
USD Currency	Deutsche Bank AG	—	01/14/20	KRW	1,178.00	USD	50,294	1,042,838
USD Currency	Deutsche Bank AG	—	01/17/20	BRL	3.96	USD	30,374	62,581
USD Currency	Morgan Stanley & Co. International plc	—	01/17/20	BRL	4.10	USD	40,499	828,502
EUR Currency	Bank of America NA	—	01/20/20	USD	1.11	EUR	318,065	273,681
EUR Currency	Goldman Sachs International	—	01/22/20	GBP	0.84	EUR	137,940	456,183
AUD Currency	BNP Paribas SA	—	01/23/20	JPY	70.50	AUD	111,874	1,381
EUR Currency	Bank of America NA	—	01/27/20	USD	1.10	EUR	32,454	6,000
USD Currency	Deutsche Bank AG	—	02/04/20	BRL	3.80	USD	74,573	34,623
USD Currency	Bank of America NA	—	02/05/20	CNH	6.82	USD	149,104	70,839
USD Currency	HSBC Bank plc	—	02/05/20	CNH	6.90	USD	55,873	111,949
USD Currency	Citibank NA	—	02/06/20	BRL	4.14	USD	31,851	1,020,142
USD Currency	Credit Suisse International	—	02/06/20	BRL	4.18	USD	40,055	1,621,181
USD Currency	Citibank NA	—	02/11/20	ZAR	13.25	USD	55,931	61,668
USD Currency	Deutsche Bank AG	—	02/13/20	BRL	3.98	USD	130,503	1,105,700
USD Currency	Morgan Stanley & Co. International plc	—	02/13/20	BRL	4.07	USD	134,231	2,685,260
USD Currency	Citibank NA	—	02/14/20	ZAR	14.40	USD	55,930	1,818,958
USD Currency	Deutsche Bank AG	—	02/14/20	BRL	4.10	USD	50,294	1,255,373
USD Currency	Citibank NA	—	02/19/20	BRL	4.16	USD	25,130	938,970
CAD Currency	JPMorgan Chase Bank NA	—	02/21/20	NOK	6.50	CAD	199,630	140,601

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Bank of America NA	—	02/26/20	CHF	0.96	USD	149,146	$971,898
USD Currency	UBS AG	—	02/26/20	CHF	0.96	USD	74,913	491,101
EUR Currency	Royal Bank of Canada	—	03/06/20	NOK	9.50	EUR	186,432	149,126
USD Currency	Bank of America NA	—	03/06/20	RUB	64.30	USD	31,855	1,050,115
USD Currency	Citibank NA	—	03/06/20	BRL	4.14	USD	31,851	1,097,585
USD Currency	BNP Paribas SA	—	03/10/20	CAD	1.26	USD	404,648	262,337
USD Currency	Bank of America NA	—	03/11/20	JPY	99.00	USD	389,701	45,961
USD Currency	HSBC Bank plc	—	03/11/20	JPY	102.00	USD	745,216	559,870
USD Currency	Bank of America NA	—	03/12/20	CHF	0.91	USD	223,720	96,716
EUR Currency	Citibank NA	—	03/16/20	GBP	0.83	EUR	151,640	643,060
USD Currency	HSBC Bank plc	—	03/16/20	JPY	102.00	USD	18,643	16,703
USD Currency	Royal Bank of Canada	—	03/16/20	JPY	102.00	USD	56,412	50,541
EUR Currency	Morgan Stanley & Co. International plc	—	03/17/20	USD	1.08	EUR	462,046	256,179
EUR Currency	BNP Paribas SA	—	03/19/20	USD	1.09	EUR	32,454	22,770
USD Currency	Deutsche Bank AG	—	04/02/20	JPY	107.00	USD	100,054	759,005
USD Currency	Morgan Stanley & Co. International plc	—	04/03/20	TRY	5.60	USD	70,160	136,994
USD Currency	Bank of America NA	—	04/06/20	JPY	103.50	USD	147,722	380,659
USD Currency	Morgan Stanley & Co. International plc	—	04/08/20	MXN	19.00	USD	70,101	782,543
USD Currency	Bank of America NA	—	04/09/20	RUB	62.50	USD	100,042	1,466,951
USD Currency	Citibank NA	—	04/09/20	ZAR	14.50	USD	50,000	2,101,091
USD Currency	Citibank NA	—	04/09/20	CNH	7.00	USD	50,031	562,744
USD Currency	Citibank NA	—	04/09/20	BRL	4.00	USD	60,010	992,504
USD Currency	Deutsche Bank AG	—	04/09/20	BRL	4.00	USD	30,005	496,252
USD Currency	JPMorgan Chase Bank NA	—	04/09/20	CNH	7.00	USD	100,062	1,130,757
USD Currency	Bank of America NA	—	04/16/20	CNH	6.70	USD	93,216	52,590
EUR Currency	Bank of America NA	—	04/23/20	USD	1.15	EUR	177,438	5,090,229
EUR Currency	JPMorgan Chase Bank NA	—	04/29/20	USD	1.11	EUR	65,590	305,768
USD Currency	Citibank NA	—	05/01/20	JPY	107.00	USD	33,351	334,572
USD Currency	Credit Suisse International	—	05/15/20	BRL	4.00	USD	30,190	576,039
CAD Currency	Citibank NA	—	05/19/20	MXN	14.29	CAD	26,220	89,078
CAD Currency	HSBC Bank plc	—	05/19/20	MXN	15.04	CAD	35,000	702,652
EUR Currency	Bank of America NA	—	07/23/20	USD	1.12	EUR	40,502	371,220

								37,121,734

								$48,871,975

OTC Credit Default Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Price		Notional Amount (000) (a)		Value
	Rate/Reference	Frequency	Rate/Reference	Frequency
Call
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	ITRAXX. EUR. CROSSOVER.31.V2	Quarterly	Citibank NA	03/18/20	EUR	237.50	EUR	30,600	$267,500

Put
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	CDX.NA.HY33.V1	Quarterly	Bank of America NA	01/15/20	USD	104.00	USD	10,000	1,754
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	ITRAXX.EUR. CROSSOVER.32.V1	Quarterly	Citibank NA	01/15/20	EUR	237.50	EUR	49,100	18,814

102	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date		Exercise Price	Notional Amount (000)(a)		Value
	Rate/Reference	Frequency	Rate/Reference	Frequency
Bought
Protection on
5-Year Credit			ITRAXX.EUR.
Default Swap	5.00%	Quarterly	CROSSOVER.31.V1	Quarterly	Citibank NA	01/15/20	EUR	250.00	EUR	40,900	$11,692

32,260

$299,760

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate		Notional Amount (000)	Value
Call
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.52%	Semi-Annual	Citibank NA	02/26/20	2.52%	USD	285,390	$10,833,850
1-Year lnterest Rate Swap	3 month LIBOR	Quarterly	2.09%	Semi-Annual	UBS AG	05/13/20	2.09%	USD	1,225,791	5,187,891
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.72%	Semi-Annual	Citibank NA	05/19/20	1.72%	USD	143,260	1,141,448
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.50%	Semi-Annual	Barclays Bank plc	06/01/20	1.50%	USD	829,283	1,327,814
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.71%	Semi-Annual	Citibank NA	06/03/20	1.71%	USD	610,255	4,910,923
30-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.60%	Semi-Annual	Barclays Bank plc	06/11/20	1.60%	USD	92,250	668,243
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.25%	Semi-Annual	Bank of America NA	08/10/20	1.25%	USD	1,141,940	1,254,821
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.08%	Semi-Annual	Bank of America NA	08/13/20	1.08%	USD	200,553	394,817
15-Year Interest Rate Swap	6 month JPY LIBOR	Semi-Annual	0.66%	Semi-Annual	Barclays Bank plc	09/14/20	0.66%	JPY	4,414,000	2,313,238
15-Year Interest Rate Swap	6 month JPY LIBOR	Semi-Annual	0.66%	Semi-Annual	Morgan Stanley & Co. International plc	09/14/20	0.66%	JPY	4,414,000	2,313,238
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.20%	Semi-Annual	Barclays Bank plc	09/23/20	1.20%	USD	1,151,760	1,421,456
20-Year Interest Rate Swap	6 month JPY LIBOR	Semi-Annual	0.78%	Semi-Annual	JPMorgan Chase Bank NA	04/16/21	0.78%	JPY	3,288,800	2,438,097
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.46%	Semi-Annual	Citibank NA	08/16/21	1.46%	USD	116,190	1,455,756
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.98%	Semi-Annual	Barclays Bank plc	03/07/24	2.98%	USD	104,172	9,348,879
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.95%	Semi-Annual	Barclays Bank plc	03/12/24	2.95%	USD	104,170	9,161,131
1-Year lnterest Rate Swap	3 month LIBOR	Quarterly	1.77%	Semi-Annual	JPMorgan Chase Bank NA	11/05/24	1.77%	USD	641,650	2,998,161
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.18%	Semi-Annual	JPMorgan Chase Bank NA	05/02/28	3.18%	USD	68,266	6,783,661
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.05%	Semi-Annual	Citibank NA	06/27/28	3.05%	USD	70,870	6,527,362
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	Nomura International plc	01/10/29	3.04%	USD	31,100	2,843,828
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	Morgan Stanley & Co. International plc	01/11/29	3.04%	USD	31,050	2,834,521
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.08%	Semi-Annual	Barclays Bank plc	01/29/29	3.08%	USD	31,350	2,940,038
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.99%	Semi-Annual	JPMorgan Chase Bank NA	04/27/38	2.99%	USD	29,470	2,628,020
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.86%	Semi-Annual	JPMorgan Chase Bank NA	02/22/39	2.86%	USD	27,653	2,316,293

										84,043,486

Put
10-Year Interest Rate Swap	1.86%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	01/06/20	1.86%	USD	1,013,181	5,064,687
10-Year Interest Rate Swap	0.25%	Annual	6 month EURIBOR	Semi-Annual	Citibank NA	01/09/20	0.25%	EUR	448,944	450,000
30-Year Interest Rate Swap	4.00%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	02/03/20	4.00%	USD	64,000	6
5-Year Interest Rate Swap	2.52%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/26/20	2.52%	USD	285,390	3,062
10-Year Interest Rate Swap	2.30%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/30/20	2.30%	USD	263,041	470,801
10-Year Interest Rate Swap	2.30%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	03/30/20	2.30%	USD	789,123	1,412,404
1-Year Interest Rate Swap	2.09%	Semi-Annual	3 month LIBOR	Quarterly	UBS AG	05/13/20	2.09%	USD	1,225,791	21,549
10-Year Interest Rate Swap	1.72%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	05/19/20	1.72%	USD	143,260	3,546,302
10-Year Interest Rate Swap	1.71%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	06/03/20	1.71%	USD	610,255	16,321,227
10-Year Interest Rate Swap	2.35%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	07/13/20	2.35%	USD	350,900	1,509,596

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund
	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
10-Year Interest Rate Swap	2.08%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/13/20	2.08%	USD	200,553	$2,382,423
			6 month JPY
15-Year Interest Rate Swap	0.66%	Semi-Annual	LIBOR	Semi-Annual	Barclays Bank plc	09/14/20	0.66%	JPY	4,414,000	37,566
			6 month JPY		Morgan Stanley & Co.
15-Year Interest Rate Swap	0.66%	Semi-Annual	LIBOR	Semi-Annual	International plc	09/14/20	0.66%	JPY	4,414,000	37,566
			6 month JPY
20-Year Interest Rate Swap	0.78%	Semi-Annual	LIBOR	Semi-Annual	JPMorgan Chase Bank NA	04/16/21	0.78%	JPY	3,288,800	125,619
30-Year Interest Rate Swap	3.80%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	06/07/21	3.80%	USD	116,110	272,065
10-Year Interest Rate Swap	1.46%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	08/16/21	1.46%	USD	116,190	6,898,652
					Goldman Sachs
15-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR	Quarterly	International	05/03/22	3.25%	USD	118,060	856,008
30-Year Interest Rate Swap	2.85%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	05/09/22	2.85%	USD	138,240	3,300,300
10-Year Interest Rate Swap	2.25%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/02/22	2.25%	USD	113,060	3,112,781
10-Year Interest Rate Swap	2.25%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	08/08/22	2.25%	USD	114,250	3,160,941
10-Year Interest Rate Swap	2.98%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/07/24	2.98%	USD	104,172	1,825,196
10-Year Interest Rate Swap	2.95%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/12/24	2.95%	USD	104,170	1,890,134
					Morgan Stanley & Co.
10-Year Interest Rate Swap	2.50%	Semi-Annual	3 month LIBOR	Quarterly	International plc	06/13/24	2.50%	USD	110,550	3,479,457
					Morgan Stanley & Co.
10-Year Interest Rate Swap	2.50%	Semi-Annual	3 month LIBOR	Quarterly	International plc	06/20/24	2.50%	USD	110,550	3,490,723
1-Year Interest Rate Swap	1.77%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	11/05/24	1.77%	USD	641,650	3,796,791
			6 month
20-Year Interest Rate Swap	3.00%	Annual	EURIBOR	Semi-Annual	UBS AG	01/18/28	3.00%	EUR	71,170	1,204,186
10-Year Interest Rate Swap	3.18%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	05/02/28	3.18%	USD	68,266	1,814,794
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	01/10/29	3.04%	USD	31,100	972,433
					Morgan Stanley & Co.
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	International plc	01/11/29	3.04%	USD	31,050	973,946
10-Year Interest Rate Swap	3.08%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	01/29/29	3.08%	USD	31,350	951,189
10-Year Interest Rate Swap	2.99%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	04/27/38	2.99%	USD	29,470	1,118,353
10-Year Interest Rate Swap	2.86%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	02/22/39	2.86%	USD	27,653	1,118,778

										71,619,535

										$155,663,021

Interest Rate Caps Sold

Description	Exercise Rate	Counterparty	Expiration Date		Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5Y-30Y CMS Index Cap	0.47%	Nomura International plc	02/12/2020	USD	526,180	$(24,015)	$(181,014)	$156,999
2Y-10 CMS Index Cap	0.71%	Goldman Sachs International	05/29/2020	USD	3,145,483	(63,004)	(1,415,467)	1,352,463

						$(87,019)	$(1,596,481)	$1,509,462

Interest Rate Floors Sold

Description	Exercise Rate	Counterparty	Expiration Date		Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
5Y-30Y CMS Index Floor	0.30%	Nomura International plc	06/29/20	USD	1,098,240	$(477,251)	$(724,705)	$247,454
5Y-30Y CMS Index Floor	0.25%	Nomura International plc	07/08/20	USD	1,115,560	(332,236)	(557,780)	225,544

						$(809,487)	$(1,282,485)	$472,998

104	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
90-day Eurodollar January 2020 Futures	4,245	01/10/20	USD	99.38	USD	1,061,250	$(26,531)
Walt Disney Co. (The)	550	01/10/20	USD	160.00	USD	7,955	(3,025)
Emerson Electric Co.	4,498	01/17/20	USD	75.00	USD	34,302	(944,580)
Energy Select Sector SPDR Fund	1,091	01/17/20	USD	58.21	USD	6,550	(260,204)
EURO STOXX 50 Index	1,887	01/17/20	EUR	3,875.00	EUR	70,671	(16,933)
Industrial Select Sector SPDR Fund	700	01/17/20	USD	82.00	USD	5,703	(51,100)
QUALCOMM, Inc.	4,498	01/17/20	USD	85.00	USD	39,686	(1,832,935)
S&P 500 Index	342	01/17/20	USD	3,325.00	USD	110,493	(53,010)
SPDR S&P Regional Banking ETF	1,101	01/17/20	USD	57.00	USD	6,399	(200,933)
SPDR S&P Retail ETF	1,381	01/17/20	USD	45.00	USD	6,310	(195,412)
Walt Disney Co. (The)	550	01/17/20	USD	175.00	USD	7,955	(1,925)
Walt Disney Co. (The)	800	01/17/20	USD	170.00	USD	11,570	(2,800)
Xilinx, Inc.	550	01/17/20	USD	110.00	USD	5,377	(22,550)
SPDR S&P 500 ETF Trust	1,367	01/21/20	USD	327.00	USD	43,998	(144,219)
U.S. Treasury 2 Year Note	1,251	01/24/20	USD	107.75	USD	250,200	(215,016)
iShares MSCI Emerging Markets ETF	12,000	02/21/20	USD	45.73	USD	53,844	(774,000)
90-day Eurodollar March 2020 Futures	10,237	03/16/20	USD	97.88	USD	2,559,250	(9,981,075)
iShares MSCI Emerging Markets ETF	11,000	03/20/20	USD	45.73	USD	49,357	(1,083,500)
Utilities Select Sector SPDR Fund	2,016	03/20/20	USD	65.00	USD	13,027	(256,032)
Lowe’s Cos., Inc.	4,999	04/17/20	USD	135.00	USD	59,868	(559,888)
Taiwan Semiconductor Manufacturing Co. Ltd.	9,779	04/17/20	USD	55.00	USD	56,816	(4,791,710)
Altice Europe NV	6,297	06/19/20	EUR	9.00	EUR	3,620	(95,353)
Verizon Communications, Inc.	4,990	06/19/20	USD	65.00	USD	30,639	(461,575)
90-day Eurodollar December 2021 Futures	6,473	12/13/21	USD	99.38	USD	1,618,250	(1,132,775)

							(23,107,081)

Put
Invesco QQQ Trust, Series 1	650	01/03/20	USD	200.00	USD	13,820	(1,625)
U.S. Treasury 10 Year Note	7,072	01/10/20	USD	126.75	USD	707,200	(221,000)
Broadcom, Inc.	250	01/17/20	USD	150.00	USD	7,901	(2,500)
EURO STOXX 50 Index	1,069	01/17/20	EUR	3,550.00	EUR	40,036	(70,747)
iShares iBoxx $ High Yield Corporate Bond ETF	1,150	01/17/20	USD	82.00	USD	10,113	(3,450)
iShares iBoxx $ High Yield Corporate Bond ETF	1,250	01/17/20	USD	80.00	USD	10,993	(3,125)
Netflix, Inc.	165	01/17/20	USD	250.00	USD	5,339	(3,878)
S&P 500 Index	170	01/17/20	USD	3,000.00	USD	54,923	(51,850)
S&P 500 Index	171	01/17/20	USD	3,050.00	USD	55,246	(75,240)
S&P 500 Index	171	01/17/20	USD	3,025.00	USD	55,246	(61,560)
Sinclair Broadcast Group, Inc.	950	01/17/20	USD	26.00	USD	3,167	(19,000)
United Rentals, Inc.	1,150	01/17/20	USD	140.00	USD	19,179	(11,500)
United Rentals, Inc.	1,600	01/17/20	USD	135.00	USD	26,683	(12,000)
CBOE Volatility Index	5,467	01/22/20	USD	13.00	USD	7,610	(232,348)
U.S. Treasury 10 Year Note	550	01/24/20	USD	128.00	USD	55,000	(180,469)
Invesco QQQ Trust, Series 1	550	01/31/20	USD	196.00	USD	11,694	(34,925)
SPDR S&P 500 ETF Trust	650	01/31/20	USD	300.00	USD	20,921	(49,400)
VanEck Vectors Semiconductor ETF	550	01/31/20	USD	125.00	USD	7,778	(24,200)

							(1,058,817)

							$(24,165,898)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Expiration Date		Exercise Price	Barrier Price/Range		Notional Amount (000)		Value
Call
EUR Currency	Up and In	Bank of America NA	01/20/20	USD	1.16	USD	1.21	EUR	318,065	$(10,307)
EUR Currency	Up and In	Bank of America NA	01/27/20	USD	1.16	USD	1.21	EUR	32,454	(2,382)

										(12,689)

Put
EUR Currency	One-Touch	Bank of America NA	01/15/20	MXN	21.69	EUR	21.69	EUR	1,864	(1,936,609)
AUD Currency	Down and In	BNP Paribas SA	01/23/20	JPY	69.50	JPY	68.75	AUD	93,216	(4,489)

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Barrier Options Written (continued)

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
USD Currency	Down and In	Bank of America NA	04/06/20	JPY	100.00	JPY	96.50	USD	147,722	$(128,013)

										(2,069,111)

										$(2,081,800)

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Citibank NA	01/09/20	ZAR	15.30	USD	16,732	$(5)
USD Currency	BNP Paribas SA	01/09/20	ZAR	14.10	USD	29,000	(142,075)
USD Currency	BNP Paribas SA	01/09/20	ZAR	14.10	USD	33,929	(166,223)
AUD Currency	Citibank NA	01/17/20	USD	0.70	AUD	74,574	(406,910)
USD Currency	Morgan Stanley & Co. International plc	01/17/20	BRL	4.35	USD	15,188	(89)
USD Currency	Citibank NA	01/20/20	RUB	62.60	USD	30,354	(130,937)
EUR Currency	JPMorgan Chase Bank NA	01/21/20	NZD	1.71	EUR	111,859	(76,297)
AUD Currency	Citibank NA	01/23/20	JPY	75.50	AUD	59,659	(612,448)
AUD Currency	UBS AG	01/31/20	CAD	0.93	AUD	130,504	(120,680)
NZD Currency	HSBC Bank plc	01/31/20	USD	0.67	NZD	111,852	(934,008)
NZD Currency	Barclays Bank plc	01/31/20	USD	0.66	NZD	111,859	(2,268,701)
USD Currency	Citibank NA	02/05/20	JPY	109.00	USD	10,005	(42,699)
USD Currency	Credit Suisse International	02/06/20	BRL	4.35	USD	20,027	(11,662)
USD Currency	BNP Paribas SA	02/07/20	CAD	1.35	USD	111,859	(8,951)
USD Currency	Morgan Stanley & Co. International plc	02/13/20	BRL	4.30	USD	18,643	(27,210)
EUR Currency	Bank of America NA	02/14/20	CNH	7.85	EUR	36,306	(286,850)
USD Currency	Royal Bank of Canada	02/14/20	JPY	109.50	USD	59,659	(196,475)
EUR Currency	BNP Paribas SA	02/18/20	USD	1.15	EUR	298,292	(765,408)
EUR Currency	Deutsche Bank AG	02/19/20	CNH	8.00	EUR	186,431	(498,149)
USD Currency	Citibank NA	02/19/20	BRL	4.35	USD	15,078	(18,624)
AUD Currency	BNP Paribas SA	02/24/20	USD	0.70	AUD	3,728	(46,367)
AUD Currency	BNP Paribas SA	02/24/20	USD	0.70	AUD	7,458	(93,282)
AUD Currency	BNP Paribas SA	02/24/20	USD	0.70	AUD	37,286	(455,937)
AUD Currency	Bank of America NA	02/24/20	USD	0.70	AUD	41,015	(501,536)
USD Currency	Citibank NA	02/24/20	ZAR	16.00	USD	67,115	(42,319)
AUD Currency	Bank of America NA	02/25/20	JPY	77.00	AUD	26,100	(145,177)
EUR Currency	HSBC Bank plc	02/26/20	USD	1.15	EUR	258,890	(807,524)
EUR Currency	Morgan Stanley & Co. International plc	03/17/20	USD	1.15	EUR	462,046	(1,498,681)
EUR Currency	BNP Paribas SA	03/19/20	USD	1.16	EUR	32,454	(86,082)
USD Currency	Bank of America NA	03/24/20	ZAR	17.00	USD	52,921	(25,529)
USD Currency	Deutsche Bank AG	03/31/20	ZAR	15.35	USD	50,196	(323,178)
USD Currency	Citibank NA	04/08/20	ZAR	17.00	USD	50,196	(45,842)
USD Currency	Morgan Stanley & Co. International plc	04/15/20	MXN	20.75	USD	80,435	(160,620)
USD Currency	BNP Paribas SA	05/06/20	CNH	7.25	USD	74,573	(201,794)

							(11,148,269)

Put
EUR Currency	Natwest Markets plc	01/06/20	USD	1.10	EUR	90,540	(47)
USD Currency	Citibank NA	01/09/20	ZAR	14.45	USD	16,732	(528,134)
USD Currency	Credit Suisse International	01/10/20	BRL	4.01	USD	150,000	(546,639)
USD Currency	Morgan Stanley & Co. International plc	01/17/20	BRL	3.99	USD	30,374	(120,821)
EUR Currency	Citibank NA	01/20/20	USD	1.11	EUR	318,065	(281,930)
EUR Currency	JPMorgan Chase Bank NA	01/21/20	NZD	1.69	EUR	26,100	(410,894)
EUR Currency	Bank of America NA	01/22/20	GBP	0.84	EUR	137,940	(459,262)
AUD Currency	Citibank NA	01/23/20	JPY	73.00	AUD	26,100	(8,999)
AUD Currency	UBS AG	01/31/20	CAD	0.89	AUD	37,286	(23,529)
NZD Currency	HSBC Bank plc	01/31/20	USD	0.63	NZD	37,286	(260)
USD Currency	Bank of America NA	01/31/20	SEK	9.40	USD	29,831	(364,262)
USD Currency	Citibank NA	02/05/20	JPY	108.00	USD	10,005	(50,962)
USD Currency	HSBC Bank plc	02/05/20	CNH	6.82	USD	149,104	(71,768)
USD Currency	Citibank NA	02/06/20	BRL	3.98	USD	47,778	(356,984)
USD Currency	Credit Suisse International	02/06/20	BRL	4.06	USD	60,081	(1,046,036)

106	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Currency Options Written (continued)

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Deutsche Bank AG	02/13/20	BRL	4.07	USD	59,658	$(1,193,447)
USD Currency	Citibank NA	02/13/20	BRL	4.07	USD	18,643	(372,950)
USD Currency	Morgan Stanley & Co. International plc	02/13/20	BRL	3.98	USD	223,720	(1,895,497)
USD Currency	Deutsche Bank AG	02/14/20	BRL	3.98	USD	67,059	(558,734)
USD Currency	Citibank NA	02/14/20	ZAR	14.00	USD	111,859	(1,645,912)
EUR Currency	BNP Paribas SA	02/18/20	USD	1.10	EUR	55,930	(62,944)
EUR Currency	Deutsche Bank AG	02/19/20	CNH	7.65	EUR	37,287	(45,227)
USD Currency	Bank of America NA	02/24/20	ZAR	14.20	USD	74,574	(1,792,784)
USD Currency	UBS AG	02/26/20	CHF	0.95	USD	300,881	(1,037,725)
USD Currency	Citibank NA	03/06/20	BRL	3.98	USD	47,778	(521,079)
USD Currency	Bank of America NA	03/06/20	RUB	62.50	USD	47,785	(613,687)
USD Currency	HSBC Bank plc	03/11/20	JPY	102.00	USD	12,429	(9,302)
USD Currency	HSBC Bank plc	03/11/20	JPY	99.00	USD	1,028,548	(121,930)
EUR Currency	Citibank NA	03/16/20	GBP	0.81	EUR	151,640	(94,379)
USD Currency	Goldman Sachs International	03/16/20	JPY	102.00	USD	75,055	(67,244)
USD Currency	Citibank NA	04/08/20	MXN	19.00	USD	35,051	(389,944)
USD Currency	Morgan Stanley & Co. International plc	04/09/20	BRL	4.00	USD	30,005	(496,252)
USD Currency	HSBC Bank plc	04/09/20	ZAR	14.50	USD	50,000	(2,081,855)
USD Currency	BNP Paribas SA	04/09/20	CNH	7.00	USD	100,062	(1,123,797)
USD Currency	Bank of America NA	04/16/20	CNH	6.85	USD	55,930	(162,509)
EUR Currency	Citibank NA	04/29/20	USD	1.11	EUR	65,590	(307,276)
USD Currency	Citibank NA	05/01/20	JPY	104.00	USD	33,351	(140,972)
CAD Currency	HSBC Bank plc	05/19/20	MXN	14.29	CAD	26,220	(90,166)
CAD Currency	Citibank NA	05/19/20	MXN	15.04	CAD	35,000	(697,325)

							(19,793,464)

							$(30,941,733)

OTC Credit Default Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Credit Rating (a)	Exercise Price	Notional Amount (000) (b)	Value
	Rate/Reference	Frequency	Rate/Reference	Frequency
Call
Sold Protection on
5-Year Credit	ITRAXX.EUR.
Default Swap	CROSSOVER.31.V1	Quarterly	5.00%	Quarterly	Citibank NA	03/18/20	NR	EUR 225.00	EUR 30,600	$(324,846)

Put
Sold Protection on
5-Year Credit	ITRAXX.EUR.
Default Swap	CROSSOVER.32.V1	Quarterly	5.00%	Quarterly	Citibank NA	01/15/20	NR	EUR 287.50	EUR 49,100	(7,932)
Sold Protection on
5-Year Credit	ITRAXX.EUR.
Default Swap	CROSSOVER.31.V1	Quarterly	5.00%	Quarterly	Citibank NA	01/15/20	NR	EUR 300.00	EUR 40,900	(5,787)

										(13,719)

										$ (338,565)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.35%	Semi-Annual	UBS AG	02/21/20	2.35%	USD	317,300	$(4,280,237)

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate		Notional Amount (000)	Value
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.46%	Semi-Annual	Citibank NA	02/26/20	2.46%	USD	689,480	$(10,847,982)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.88%	Semi-Annual	Deutsche Bank AG	04/14/20	2.88%	USD	522,660	(12,678,791)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.94%	Semi-Annual	Bank of America NA	04/17/20	2.94%	USD	517,360	(13,172,384)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.90%	Semi-Annual	Goldman Sachs International	04/27/20	1.90%	USD	845,752	(4,669,329)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.00%	Semi-Annual	Barclays Bank plc	06/01/20	1.00%	USD	1,658,565	(419,202)
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.76%	Semi-Annual	Nomura International plc	06/10/20	1.76%	USD	1,357,880	(2,191,917)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.20%	Semi-Annual	Barclays Bank plc	06/11/20	2.20%	USD	147,110	(4,793,029)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.01%	Semi-Annual	Morgan Stanley & Co. International plc	07/06/20	2.01%	USD	73,220	(1,552,820)
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.33%	Semi-Annual	JPMorgan Chase Bank NA	08/05/20	1.33%	USD	113,240	(52,720)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	0.75%	Semi-Annual	Bank of America NA	08/10/20	0.75%	USD	2,283,870	(603,421)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	0.88%	Semi-Annual	Bank of America NA	08/13/20	0.88%	USD	1,002,767	(391,630)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.61%	Semi-Annual	Barclays Bank plc	08/13/20	1.61%	USD	115,480	(931,294)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.20%	Semi-Annual	JPMorgan Chase Bank NA	08/17/20	1.20%	USD	145,410	(403,658)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.42%	Semi-Annual	Citibank NA	08/17/20	1.42%	USD	116,190	(578,800)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.25%	Semi-Annual	Bank of America NA	08/19/20	1.25%	USD	145,680	(467,296)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.61%	Semi-Annual	Bank of America NA	09/14/20	1.61%	USD	72,110	(667,868)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.76%	Semi-Annual	Bank of America NA	09/16/20	1.76%	USD	144,560	(1,939,830)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	0.70%	Semi-Annual	Barclays Bank plc	09/23/20	0.70%	USD	2,303,530	(829,271)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.63%	Semi-Annual	Bank of America NA	11/02/20	1.63%	USD	72,740	(793,438)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.64%	Semi-Annual	UBS AG	11/02/20	1.64%	USD	72,730	(811,292)
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.58%	Semi-Annual	JPMorgan Chase Bank NA	11/05/20	1.58%	USD	641,650	(1,070,452)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.05%	Semi-Annual	Deutsche Bank AG	11/30/20	3.05%	USD	320,220	(8,777,374)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.54%	Semi-Annual	Goldman Sachs International	12/11/20	1.54%	USD	338,568	(1,191,940)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.53%	Semi-Annual	Citibank NA	12/14/20	1.53%	USD	338,565	(1,187,632)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.79%	Semi-Annual	Barclays Bank plc	03/08/21	2.79%	USD	156,257	(12,521,111)
5-Year Interest Rate Swap	6 month EURIBOR	Semi-Annual	(0.14)%	Annual	Barclays Bank plc	09/12/22	(0.14)%	EUR	72,988	(559,567)
5-Year Interest Rate Swap	6 month EURIBOR	Semi-Annual	(0.04)%	Annual	Barclays Bank plc	09/13/22	(0.04)%	EUR	72,990	(703,739)
30-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.91%	Semi-Annual	Bank of America NA	11/27/26	1.91%	USD	23,630	(2,148,081)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.05%	Semi-Annual	Barclays Bank plc	03/12/29	3.05%	USD	83,640	(7,691,594)

										(98,927,699)

Put
2-Year Interest Rate Swap	2.80%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	01/03/20	2.80%	USD	273,870	—
10-Year Interest Rate Swap	2.01%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	01/06/20	2.01%	USD	1,013,181	(316,072)
10-Year Interest Rate Swap	0.50%	Annual	6 month EURIBOR	Semi-Annual	Citibank NA	01/09/20	0.50%	EUR	448,944	(50)
2-Year Interest Rate Swap	2.85%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	01/21/20	2.85%	USD	527,700	—
2-Year Interest Rate Swap	0.20%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	01/23/20	0.20%	EUR	317,240	—
2-Year Interest Rate Swap	3.15%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	02/03/20	3.15%	USD	1,033,250	—
2-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	02/07/20	3.20%	USD	313,730	—
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	02/14/20	3.35%	USD	316,460	—
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	UBS AG	02/21/20	3.35%	USD	317,300	—
2-Year Interest Rate Swap	2.46%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/26/20	2.46%	USD	689,480	(69)
1-Year Interest Rate Swap	2.32%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	04/06/20	2.32%	USD	1,361,990	(245)
1-Year Interest Rate Swap	2.35%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	04/06/20	2.35%	USD	1,361,990	(163)
2-Year Interest Rate Swap	2.88%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	04/14/20	2.88%	USD	522,660	(52)
2-Year Interest Rate Swap	2.94%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	04/17/20	2.94%	USD	517,360	(52)
2-Year Interest Rate Swap	3.15%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/05/20	3.15%	USD	281,000	(28)
2-Year Interest Rate Swap	2.90%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/29/20	2.90%	USD	283,190	(198)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/29/20	3.35%	USD	398,160	(40)

108	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
2-Year Interest Rate Swap	3.45%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	06/08/20	3.45%	USD	397,210	$(40)
1-Year Interest Rate Swap	1.76%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	06/10/20	1.76%	USD	1,357,880	(794,156)
10-Year Interest Rate Swap	2.20%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	06/11/20	2.20%	USD	147,110	(862,984)
30-Year Interest Rate Swap	2.85%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	06/11/20	2.85%	USD	110,700	(237,312)
10-Year Interest Rate Swap	2.30%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	06/15/20	2.30%	USD	110,550	(465,979)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	06/15/20	3.35%	USD	254,300	(25)
10-Year Interest Rate Swap	2.01%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	07/06/20	2.01%	USD	73,220	(931,475)
10-Year Interest Rate Swap	2.35%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	07/10/20	2.35%	USD	159,460	(671,578)
10-Year Interest Rate Swap	1.95%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	07/13/20	1.95%	USD	116,970	(1,802,275)
5-Year Interest Rate Swap	0.00%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	07/27/20	0.00%	EUR	209,020	(875,990)
10-Year Interest Rate Swap	2.30%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	07/27/20	2.30%	USD	112,460	(626,848)
10-Year Interest Rate Swap	2.00%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	08/03/20	2.00%	USD	61,190	(877,498)
1-Year Interest Rate Swap	1.33%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/05/20	1.33%	USD	113,240	(399,143)
10-Year Interest Rate Swap	1.75%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/07/20	1.75%	USD	54,050	(1,464,276)
10-Year Interest Rate Swap	1.61%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	08/13/20	1.61%	USD	115,480	(4,247,991)
2-Year Interest Rate Swap	1.88%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/13/20	1.88%	USD	1,002,767	(1,322,649)
10-Year Interest Rate Swap	1.42%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	08/17/20	1.42%	USD	116,190	(5,874,645)
10-Year Interest Rate Swap	1.60%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/17/20	1.60%	USD	145,410	(5,417,966)
10-Year Interest Rate Swap	1.65%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/19/20	1.65%	USD	145,680	(4,945,507)
2-Year Interest Rate Swap	3.50%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	08/24/20	3.50%	USD	515,320	(613)
10-Year Interest Rate Swap	1.61%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	09/14/20	1.61%	USD	72,110	(2,702,978)
10-Year Interest Rate Swap	1.76%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	09/16/20	1.76%	USD	144,560	(4,069,185)
2-Year Interest Rate Swap	3.55%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	10/05/20	3.55%	USD	2,495,529	(11,105)
2-Year Interest Rate Swap	3.75%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	10/13/20	3.75%	USD	2,002,359	(6,628)
10-Year Interest Rate Swap	1.63%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/02/20	1.63%	USD	72,740	(2,820,576)
10-Year Interest Rate Swap	1.64%	Semi-Annual	3 month LIBOR	Quarterly	UBS AG	11/02/20	1.64%	USD	72,730	(2,772,092)
1-Year Interest Rate Swap	1.58%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	11/05/20	1.58%	USD	641,650	(1,250,152)
2-Year Interest Rate Swap	2.00%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	11/27/20	2.00%	USD	689,770	(1,046,354)
2-Year Interest Rate Swap	3.05%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	11/30/20	3.05%	USD	320,220	(20,725)
2-Year Interest Rate Swap	1.54%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	12/11/20	1.54%	USD	338,568	(1,861,471)
2-Year Interest Rate Swap	0.60%	Annual	6 month EURIBOR	Semi-Annual	JPMorgan Chase Bank NA	12/14/20	0.60%	EUR	550,420	(7,366)
2-Year Interest Rate Swap	1.53%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	12/14/20	1.53%	USD	338,565	(1,890,442)
2-Year Interest Rate Swap	0.55%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	12/21/20	0.55%	EUR	255,670	(4,867)
2-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	12/29/20	3.25%	USD	443,850	(28,109)
2-Year Interest Rate Swap	0.30%	Annual	6 month EURIBOR	Semi-Annual	JPMorgan Chase Bank NA	03/08/21	0.30%	EUR	381,850	(69,564)
10-Year Interest Rate Swap	2.79%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/08/21	2.79%	USD	156,257	(748,212)
2-Year Interest Rate Swap	0.10%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	03/29/21	0.10%	EUR	528,070	(324,411)
2-Year Interest Rate Swap	0.12%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	04/08/21	0.12%	EUR	822,310	(488,855)
2-Year Interest Rate Swap	0.10%	Annual	6 month EURIBOR	Semi-Annual	Citibank NA	04/12/21	0.10%	EUR	412,820	(277,943)
2-Year Interest Rate Swap	0.16%	Annual	6 month EURIBOR	Semi-Annual	Goldman Sachs International	04/12/21	0.16%	EUR	412,820	(205,012)
2-Year Interest Rate Swap	0.15%	Annual	6 month EURIBOR	Semi-Annual	Morgan Stanley & Co. International plc	04/19/21	0.15%	EUR	410,860	(225,467)
10-Year Interest Rate Swap	2.15%	Annual	6 month EURIBOR	Semi-Annual	JPMorgan Chase Bank NA	04/19/21	2.15%	EUR	131,500	(38,993)
10-Year Interest Rate Swap	2.00%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	05/04/21	2.00%	EUR	79,200	(34,708)
2-Year Interest Rate Swap	0.11%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	05/17/21	0.11%	EUR	268,637	(213,405)
1-Year lnterest Rate Swap	2.35%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	05/17/21	2.35%	USD	1,301,800	(555,075)
1-Year Interest Rate Swap	2.15%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	05/27/21	2.15%	USD	1,769,060	(1,341,301)

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
2-Year Interest Rate Swap	0.08%	Annual	6 month EURIBOR	Semi-Annual	Morgan Stanley & Co. International plc	05/31/21	0.08%	EUR	176,910	$(174,472)
1-Year Interest Rate Swap	2.40%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/01/21	2.40%	USD	2,184,400	(879,243)
10-Year Interest Rate Swap	3.87%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	06/07/21	3.87%	USD	245,920	(227,552)
2-Year Interest Rate Swap	0.05%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	06/10/21	0.05%	EUR	273,650	(326,033)
2-Year Interest Rate Swap	0.00%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	06/14/21	0.00%	EUR	120,640	(181,954)
2-Year Interest Rate Swap	0.00%	Annual	6 month EURIBOR	Semi-Annual	Bank of America NA	06/14/21	0.00%	EUR	123,820	(186,750)
2-Year Interest Rate Swap	0.00%	Annual	6 month EURIBOR	Semi-Annual	Goldman Sachs International	06/18/21	0.00%	EUR	124,520	(191,633)
2-Year Interest Rate Swap	0.00%	Annual	6 month EURIBOR	Semi-Annual	Citibank NA	06/21/21	0.00%	EUR	145,350	(225,951)
2-Year Interest Rate Swap	0.00%	Annual	6 month EURIBOR	Semi-Annual	Nomura International plc	06/25/21	0.00%	EUR	135,350	(214,608)
2-Year Interest Rate Swap	0.00%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	07/01/21	0.00%	EUR	144,450	(234,857)
2-Year Interest Rate Swap	(0.05)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	07/02/21	(0.05)%	EUR	141,190	(283,603)
2-Year Interest Rate Swap	0.00%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	07/19/21	0.00%	EUR	147,670	(257,564)
2-Year Interest Rate Swap	(0.15)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	08/09/21	(0.15)%	EUR	516,040	(1,706,525)
2-Year Interest Rate Swap	(0.25)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	09/03/21	(0.25)%	EUR	598,560	(2,912,426)
5-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/03/22	3.25%	USD	295,110	(592,029)
10-Year Interest Rate Swap	2.75%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	05/09/22	2.75%	USD	301,430	(3,592,940)
10-Year Interest Rate Swap	2.75%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/02/22	2.75%	USD	113,060	(1,518,747)
10-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/02/22	3.25%	USD	113,060	(687,658)
10-Year Interest Rate Swap	2.75%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	08/08/22	2.75%	USD	114,250	(1,546,734)
10-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	08/08/22	3.25%	USD	114,250	(702,687)
5-Year Interest Rate Swap	(0.14)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	09/12/22	(0.14)%	EUR	72,988	(1,987,097)
5-Year Interest Rate Swap	(0.04)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	09/13/22	(0.04)%	EUR	72,990	(1,705,487)
10-Year Interest Rate Swap	3.00%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/13/24	3.00%	USD	110,550	(2,017,469)
10-Year Interest Rate Swap	3.50%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/13/24	3.50%	USD	110,550	(1,123,095)
10-Year Interest Rate Swap	3.00%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/20/24	3.00%	USD	110,550	(2,026,650)
10-Year Interest Rate Swap	3.50%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/20/24	3.50%	USD	110,550	(1,129,737)
10-Year Interest Rate Swap	2.25%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	08/20/24	2.25%	USD	116,580	(4,834,542)
30-Year Interest Rate Swap	1.91%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/27/26	1.91%	USD	23,630	(3,360,070)
10-Year Interest Rate Swap	3.05%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/12/29	3.05%	USD	83,640	(2,621,132)

										(92,600,160)

										$(191,527,859)

110	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V5	5.00%	Quarterly	06/20/23	USD	76,936	$(6,442,160)	$(4,053,475)	$(2,388,685)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	5,080,575	(133,412,496)	(110,306,680)	(23,105,816)
ITRAXX.EUR.CROSSOVER.32.V1	5.00%	Quarterly	12/20/24	EUR	434,023	(67,149,201)	(62,976,615)	(4,172,586)
ITRAXX.EUR.MAIN.32.V1	1.00%	Quarterly	12/20/24	EUR	339,100	(10,689,621)	(8,635,690)	(2,053,931)
ITRAXX.FINSUB.32.V1	1.00%	Quarterly	12/20/24	EUR	34,880	234,188	685,098	(450,910)

						$(217,459,290)	$(185,287,362)	$(32,171,928)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.FINSR.28.V2	1.00%	Quarterly	12/20/22	NR	EUR	150,831	$3,874,104	$1,417,716	$2,456,388
CDX.NA.IG.32.V1	1.00%	Quarterly	06/20/24	BBB+	USD	100,000	2,638,233	2,403,900	234,333
ITRAXX.FINSR.31.V2	1.00%	Quarterly	06/20/24	A-	EUR	114,181	3,184,032	1,604,166	1,579,866
CDX.NA.HY33.V1	5.00%	Quarterly	12/20/24	B	USD	217,666	21,331,612	13,699,462	7,632,150

							$31,027,981	$19,125,244	$11,902,737

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
		UK Retail Price Index All
3.41%	At Termination	Items Monthly	At Termination	12/15/24	GBP	32,865	$(169,773)	$ —	$(169,773)
		UK Retail Price Index All
3.42%	At Termination	Items Monthly	At Termination	12/15/24	GBP	65,735	(406,974)	—	(406,974)
		UK Retail Price Index All
3.45%	At Termination	Items Monthly	At Termination	12/15/24	GBP	65,735	(532,248)	—	(532,248)
		UK Retail Price Index All
3.51%	At Termination	Items Monthly	At Termination	12/15/24	GBP	65,730	(809,684)	—	(809,684)
2.13%	At Termination	1 month USCPI	At Termination	03/13/29	USD	68,830	(1,057,934)	—	(1,057,934)
1.32%	At Termination	1 month HICPXT	At Termination	03/15/29	EUR	40,980	(707,252)	—	(707,252)
UK Retail Price Index All
Items Monthly	At Termination	3.71%	At Termination	08/15/29	GBP	6,750	377,044	—	377,044
UK Retail Price Index All
Items Monthly	At Termination	3.73%	At Termination	08/15/29	GBP	6,750	394,340	—	394,340
UK Retail Price Index All
Items Monthly	At Termination	3.75%	At Termination	08/15/29	GBP	6,650	411,252	—	411,252
1.84%	At Termination	1 month USCPI	At Termination	09/13/29	USD	18,400	259,952	—	259,952
1.79%	At Termination	1 month USCPI	At Termination	10/21/29	USD	23,650	467,889	—	467,889
1.89%	At Termination	1 month USCPI	At Termination	12/10/29	USD	60,845	615,018	—	615,018
1.92%	At Termination	1 month USCPI	At Termination	12/12/29	USD	60,845	453,586	—	453,586
UK Retail Price Index All
Items Monthly	At Termination	3.50%	At Termination	12/15/29	GBP	65,735	632,877	—	632,877
UK Retail Price Index All
Items Monthly	At Termination	3.51%	At Termination	12/15/29	GBP	32,865	371,324	—	371,324
UK Retail Price Index All
Items Monthly	At Termination	3.53%	At Termination	12/15/29	GBP	65,735	962,651	—	962,651

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Inflation Swaps (continued)

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UK Retail Price Index All Items Monthly	At Termination	3.58%	At Termination	12/15/29	GBP	65,730	$1,514,074	$ —	$1,514,074

							$2,776,142	$ —	$2,776,142

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Notional Amount (000)
1.60%	At Termination	1 day REPO_CORRA	At Termination	03/04/20	(a)	04/15/20	CAD	983,620	$112,311	$—	$112,311
1.58%	At Termination	1 day REPO_CORRA	At Termination	03/04/20	(a)	04/15/20	CAD	983,620	129,657	—	129,657
1.62%	At Termination	1 day REPO_CORRA	At Termination	03/04/20	(a)	04/15/20	CAD	1,967,240	189,945	—	189,945
1 day REPO_CORRA	At Termination	1.55%	At Termination	04/15/20	(a)	06/03/20	CAD	848,875	(155,380)	—	(155,380)
1 day REPO_CORRA	At Termination	1.57%	At Termination	04/15/20	(a)	06/03/20	CAD	848,880	(140,137)	—	(140,137)
1 day REPO_CORRA	At Termination	1.59%	At Termination	04/15/20	(a)	06/03/20	CAD	1,697,755	(241,063)	—	(241,063)
1 day REPO_CORRA	At Termination	1.69%	At Termination	07/15/20	(a)	09/09/20	CAD	2,994,370	(34,589)	—	(34,589)
28 day MXIBTIIE	Monthly	8.51%	Monthly	N/A		11/04/20	MXN	5,600,000	3,701,355	—	3,701,355
3 month LIBOR	Quarterly	1.53%	Semi-Annual	N/A		11/22/20	USD	330,410	(867,155)	—	(867,155)
28 day MXIBTIIE	Monthly	6.88%	Monthly	N/A		12/15/20	MXN	2,481,121	(214,292)	—	(214,292)
28 day MXIBTIIE	Monthly	6.88%	Monthly	N/A		12/16/20	MXN	4,800,335	(418,434)	—	(418,434)
3 month LIBOR	Quarterly	2.78%	Semi-Annual	N/A		02/16/21	USD	862,615	16,747,696	—	16,747,696
1.56%	Semi-Annual	3 month LIBOR	Quarterly	03/27/20	(a)	03/27/21	USD	625,530	800,560	—	800,560
1.56%	Semi-Annual	3 month LIBOR	Quarterly	03/30/20	(a)	03/30/21	USD	625,520	782,726	—	782,726
3 month LIBOR	Quarterly	1.61%	Semi-Annual	N/A		06/15/21	USD	141,484	(222,175)	—	(222,175)
1.77%	Semi-Annual	3 month LIBOR	Quarterly	06/15/20	(a)	06/15/21	USD	627,063	(706,274)	—	(706,274)
3 month LIBOR	Quarterly	2.10%	Semi-Annual	N/A		07/05/21	USD	623,690	6,984,055	1,597,744	5,386,311
3 month BA	Semi-Annual	1.91%	Semi-Annual	N/A		07/09/21	CAD	1,035,780	(1,307,777)	—	(1,307,777)
3 month BA	Semi-Annual	1.91%	Semi-Annual	N/A		07/09/21	CAD	80,273	(104,412)	—	(104,412)
6.86%	Monthly	28 day MXIBTIIE	Monthly	07/24/20	(a)	07/23/21	MXN	612,979	(115,615)	—	(115,615)
6.90%	Monthly	28 day MXIBTIIE	Monthly	07/27/20	(a)	07/26/21	MXN	855,626	(180,152)	—	(180,152)
6.78%	Monthly	28 day MXIBTIIE	Monthly	08/07/20	(a)	08/06/21	MXN	2,707,416	(428,308)	—	(428,308)
3 month BA	Semi-Annual	1.85%	Semi-Annual	N/A		09/11/21	CAD	113,700	(230,888)	—	(230,888)
3 month LIBOR	Quarterly	1.36%	Semi-Annual	09/28/20	(a)	09/28/21	USD	174,740	(445,106)	—	(445,106)
3 month BA	Semi-Annual	1.93%	Semi-Annual	N/A		10/18/21	CAD	113,140	(102,920)	5,132	(108,052)
3 month BA	Semi-Annual	1.94%	Semi-Annual	N/A		10/21/21	CAD	113,105	(85,640)	(6,803)	(78,837)
1 day EONIA	At Termination	(0.53)%	At Termination	10/28/20	(a)	10/28/21	EUR	999,260	(1,148,735)	—	(1,148,735)
1 day EONIA	At Termination	(0.53)%	At Termination	10/28/20	(a)	10/28/21	EUR	514,350	(573,600)	—	(573,600)
3 month LIBOR	Quarterly	2.24%	Semi-Annual	N/A		11/01/21	USD	824,780	8,576,359	—	8,576,359
3.30%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/12/21	USD	374,620	(11,702,384)	—	(11,702,384)
2.58%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/21	CAD	43,261	(392,252)	—	(392,252)
1.48%	Semi-Annual	3 month LIBOR	Quarterly	12/03/20	(a)	12/03/21	USD	84,695	101,520	—	101,520
6 month CIBOR	Semi-Annual	0.12%	Annual	N/A		12/06/21	DKK	255,083	233,341	4,274	229,067
3 month STIBOR	Quarterly	0.17%	Annual	N/A		12/06/21	SEK	354,804	(37,673)	3,296	(40,969)
1.40%	Semi-Annual	3 month LIBOR	Quarterly	12/07/20	(a)	12/07/21	USD	84,695	172,376	—	172,376
3.01%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/21	USD	32,769	(842,953)	(5,709)	(837,244)
1 day EONIA	At Termination	(0.46)%	At Termination	12/08/20	(a)	12/08/21	EUR	365,940	(136,672)	15,278	(151,950)
1 day EONIA	At Termination	(0.46)%	At Termination	12/08/20	(a)	12/08/21	EUR	365,950	(162,573)	69,714	(232,287)
1.59%	Semi-Annual	3 month LIBOR	Quarterly	12/14/20	(a)	12/14/21	USD	171,865	24,278	(1,276)	25,554
28 day MXIBTIIE	Monthly	6.52%	Monthly	N/A		12/14/21	MXN	3,766,393	(700,826)	—	(700,826)

112	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.31%	Annual	1 day Fed Funds	Annual	04/03/20 (a)	12/15/21	USD	1,943,840	$4,251,761	$(112,293)	$4,364,054
1.41%	Annual	1 day Fed Funds	Annual	04/03/20 (a)	12/15/21	USD	817,370	320,458	—	320,458
1.63%	Semi-Annual	3 month LIBOR	Quarterly	04/03/20 (a)	12/15/21	USD	168,984	42,143	(2,027)	44,170
1.55%	Semi-Annual	3 month LIBOR	Quarterly	04/03/20 (a)	12/15/21	USD	1,282,950	1,955,690	(9,816)	1,965,506
1.50%	Semi-Annual	3 month LIBOR	Quarterly	04/30/20 (a)	12/15/21	USD	339,474	735,786	(365)	736,151
28 day MXIBTIIE	Monthly	6.51% 6 month	Monthly	N/A	12/15/21	MXN	3,208,931	(619,295)	—	(619,295)
(0.45)%	Annual	EURIBOR	Semi-Annual	N/A	12/16/21	EUR	145,975	499,198	—	499,198
3 month BA	Semi-Annual	2.02%	Semi-Annual	N/A	12/17/21	CAD	260,000	112,804	—	112,804
1 day EONIA	At Termination	(0.43)%	At Termination	01/04/21 (a)	01/04/22	EUR	289,370	(44,738)	(30,652)	(14,086)
1 day EONIA	At Termination	(0.43)%	At Termination	01/04/21 (a)	01/04/22	EUR	289,400	(44,742)	(28,173)	(16,569)
3 month LIBOR	Quarterly	2.53%	Semi-Annual	01/06/20 (a)	01/06/22	USD	304,895	5,054,504	—	5,054,504
3 month LIBOR	Quarterly	2.53%	Semi-Annual	01/06/20 (a)	01/06/22	USD	304,895	5,072,456	—	5,072,456
3 month LIBOR	Quarterly	2.34%	Semi-Annual	01/07/20 (a)	01/07/22	USD	451,850	5,875,925	—	5,875,925
6 month SOR	Semi-Annual	1.38%	Semi-Annual	03/18/20 (a)	03/18/22	SGD	46,760	(15,535)	—	(15,535)
3 month LIBOR	Quarterly	2.03%	Semi-Annual	03/30/20 (a)	03/30/22	USD	549,060	4,166,377	1	4,166,376
3 month LIBOR	Quarterly	2.25%	Semi-Annual	04/27/20 (a)	04/27/22	USD	630,890	7,506,159	—	7,506,159
3 month LIBOR	Quarterly	1.74%	Semi-Annual	06/16/20 (a)	06/16/22	USD	79,485	164,619	—	164,619
3 month LIBOR	Quarterly	1.71%	Semi-Annual	07/13/21 (a)	07/13/22	USD	1,106,290	910,576	—	910,576
7.23%	Monthly	28 day MXIBTIIE	Monthly	N/A	07/18/22	MXN	663,626	(503,295)	—	(503,295)
7.23%	Monthly	28 day MXIBTIIE	Monthly	N/A	07/19/22	MXN	331,813	(252,141)	—	(252,141)
7.22%	Monthly	28 day MXIBTIIE	Monthly	N/A	07/20/22	MXN	127,638	(95,642)	—	(95,642)
7.21%	Monthly	28 day MXIBTIIE	Monthly	N/A	07/25/22	MXN	178,641	(132,922)	—	(132,922)
7.20%	Monthly	28 day MXIBTIIE	Monthly	N/A	08/03/22	MXN	827,485	(622,351)	—	(622,351)
28 day MXIBTIIE	Monthly	7.00%	Monthly	N/A	08/11/22	MXN	1,512,744	720,583	—	720,583
3 month BA	Semi-Annual	1.58%	Semi-Annual	08/23/21 (a)	08/23/22	CAD	231,145	(788,677)	—	(788,677)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A	10/14/22	MXN	767,612	(518,296)	—	(518,296)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A	10/14/22	MXN	582,388	(397,283)	—	(397,283)
1.92%	Annual	6 month NIBOR	Semi-Annual	N/A	11/01/22	NOK	190,000	42,448	—	42,448
6 month CHF LIBOR	Semi-Annual	(0.64)%	Annual	N/A	11/05/22	CHF	29,000	(57,614)	—	(57,614)
1.46%	Semi-Annual	3 month LIBOR	Quarterly	12/01/20 (a)	12/01/22	USD	142,580	513,076	—	513,076
3 month LIBOR	Quarterly	1.64%	Semi-Annual	12/14/21 (a)	12/14/22	USD	173,975	(58,657)	(605)	(58,052)
1.62%	Semi-Annual	3 month LIBOR	Quarterly	12/21/20 (a)	12/21/22	USD	76,790	35,217	—	35,217
1.66%	Semi-Annual	3 month LIBOR	Quarterly	12/22/20 (a)	12/22/22	USD	81,810	(26,478)	—	(26,478)
1.66%	Semi-Annual	3 month LIBOR	Quarterly	12/22/20 (a)	12/22/22	USD	81,810	(20,142)	—	(20,142)
2.53%	Semi-Annual	3 month LIBOR	Quarterly	02/05/21 (a)	02/05/23	USD	136,800	(2,335,703)	—	(2,335,703)
2.53%	Semi-Annual	3 month LIBOR	Quarterly	02/08/21 (a)	02/08/23	USD	284,800	(4,854,544)	—	(4,854,544)
2.43%	Semi-Annual	3 month LIBOR	Quarterly	03/15/21 (a)	03/15/23	USD	388,450	(5,824,400)	(7,343)	(5,817,057)
1.77%	Semi-Annual	3 month LIBOR 6 month	Quarterly	07/12/22 (a)	07/12/23	USD	1,124,120	(387,878)	—	(387,878)
(0.30)%	Annual	EURIBOR 6 month	Semi-Annual	07/26/21 (a)	07/25/23	EUR	397,060	1,503,944	—	1,503,944
(0.29)%	Annual	EURIBOR	Semi-Annual	07/26/21 (a)	07/26/23	EUR	365,290	1,303,512	—	1,303,512
6 month EURIBOR	Semi-Annual	(0.45)%	Annual	08/11/21 (a)	08/11/23	EUR	46,150	(341,737)	1	(341,738)
6 month EURIBOR	Semi-Annual	(0.58)%	Annual	08/17/21 (a)	08/17/23	EUR	46,440	(475,620)	—	(475,620)
6 month EURIBOR	Semi-Annual	(0.43)%	Annual	09/14/21 (a)	09/14/23	EUR	37,820	(271,678)	—	(271,678)
6 month EURIBOR	Semi-Annual	(0.50)%	Annual	09/14/21 (a)	09/14/23	EUR	65,190	(568,261)	—	(568,261)
6 month EURIBOR	Semi-Annual	(0.44)%	Annual	10/06/21 (a)	10/06/23	EUR	37,900	(281,207)	—	(281,207)
1.55%	Semi-Annual	3 month LIBOR	Quarterly	10/26/21 (a)	10/26/23	USD	74,200	231,221	—	231,221
1.61%	Semi-Annual	3 month LIBOR	Quarterly	11/01/21 (a)	11/01/23	USD	88,230	177,501	—	177,501
1.58%	Semi-Annual	3 month LIBOR	Quarterly	11/01/21 (a)	11/01/23	USD	88,340	217,414	—	217,414
3 month LIBOR	Quarterly	1.57%	Semi-Annual	11/28/22 (a)	11/28/23	USD	87,340	(161,838)	—	(161,838)
3 month LIBOR	Quarterly	1.77%	Semi-Annual	N/A	11/30/23	USD	762,530	1,737,364	—	1,737,364
2.62%	Semi-Annual	3 month BA	Semi-Annual	N/A	12/03/23	CAD	26,558	(464,032)	(2,210)	(461,822)

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3 month LIBOR	Quarterly	1.47%	Semi-Annual	12/05/22	(a)	12/05/23	USD	87,340	$(247,512)	$—	$(247,512)
6 month CIBOR	Semi-Annual	0.42%	Annual	N/A		12/06/23	DKK	154,092	460,376	10,300	450,076
3 month STIBOR	Quarterly	0.51%	Annual	N/A		12/06/23	SEK	215,183	178,056	5,722	172,334
3.00%	Semi-Annual	3 month LIBOR 6 month	Quarterly	N/A		12/07/23	USD	20,216	(1,011,490)	(8,072)	(1,003,418)
(0.17)%	Annual	EURIBOR 6 month	Semi-Annual	12/13/21	(a)	12/13/23	EUR	140,210	255,831	—	255,831
(0.06)%	Annual	EURIBOR 6 month	Semi-Annual	01/03/22	(a)	01/03/24	EUR	74,950	(39,592)	—	(39,592)
(0.05)%	Annual	EURIBOR	Semi-Annual	01/03/22	(a)	01/03/24	EUR	74,950	(50,667)	—	(50,667)
6 month JPY		0.00%
LIBOR	Semi-Annual		Semi-Annual	N/A		03/06/24	JPY	15,481,000	(124,129)	—	(124,129)
1.65%	Semi-Annual	3 month LIBOR	Quarterly	04/03/20	(a)	05/31/24	USD	41,892	89,273	910	88,363
1.52%	Semi-Annual	3 month LIBOR	Quarterly	04/03/20	(a)	05/31/24	USD	83,785	623,702	(10,254)	633,956
1.77%	Annual	6 month NIBOR	Semi-Annual	N/A		06/05/24	NOK	155,000	23,973	—	23,973
3 month LIBOR	Quarterly	1.72% 6 month	Semi-Annual	N/A		06/27/24	USD	334,185	(93,889)	—	(93,889)
0.54%	Annual	EURIBOR	Semi-Annual	N/A		06/28/24	EUR	409,559	(15,843,665)	—	(15,843,665)
3 month LIBOR	Quarterly	1.76%	Semi-Annual	N/A		07/02/24	USD	35,875	185,382	—	185,382
3 month LIBOR	Quarterly	1.72%	Semi-Annual	N/A		07/05/24	USD	519,706	1,798,069	—	1,798,069
3 month LIBOR	Quarterly	1.72%	Semi-Annual	N/A		07/05/24	USD	173,230	595,149	—	595,149
2.16%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/09/24	USD	371,237	(9,350,843)	—	(9,350,843)
28 day MXIBTIIE	Monthly	6.73%	Monthly	N/A		08/09/24	MXN	509,541	131,660	—	131,660
2.13%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/12/24	USD	328,636	(7,669,365)	—	(7,669,365)
28 day MXIBTIIE	Monthly	6.67%	Monthly	N/A		08/12/24	MXN	1,121,108	146,349	—	146,349
28 day MXIBTIIE	Monthly	6.72%	Monthly	N/A		08/13/24	MXN	964,643	221,651	—	221,651
1.51%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/28/24	USD	1,099,696	6,890,541	—	6,890,541
1.52%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/12/24	USD	132,714	757,387	—	757,387
6 month CHF		(0.73)%
LIBOR	Semi-Annual		Annual	N/A		10/08/24	CHF	20,000	(272,602)	—	(272,602)
3 month LIBOR	Quarterly	2.26%	Semi-Annual	N/A		10/25/24	USD	498,194	12,418,896	—	12,418,896
6 month GBP		0.83%
LIBOR	Semi-Annual		Semi-Annual	N/A		11/07/24	GBP	88,710	(278,317)	—	(278,317)
1.56%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/08/24	USD	500,828	4,455,839	—	4,455,839
28 day MXIBTIIE	Monthly	6.59% 6 month	Monthly	N/A		11/08/24	MXN	1,478,578	(85,012)	—	(85,012)
(0.17)%	Annual	EURIBOR	Semi-Annual	N/A		11/11/24	EUR	31,710	53,928	—	53,928
3 month LIBOR	Quarterly	1.28%	Semi-Annual	N/A		11/29/24	USD	243,714	(5,379,473)	—	(5,379,473)
3 month LIBOR	Quarterly	3.09%	Semi-Annual	N/A		11/29/24	USD	257,640	16,746,094	—	16,746,094
1.53%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/02/24	USD	487,429	4,905,870	—	4,905,870
6 month SOR	Semi-Annual	1.48%	Semi-Annual	03/18/20	(a)	03/18/25	SGD	28,710	(26,182)	—	(26,182)
3 month LIBOR	Quarterly	1.61%	Semi-Annual	03/18/20	(a)	03/18/25	USD	52,210	(308,695)	(982)	(307,713)
3 month LIBOR	Quarterly	1.63%	Semi-Annual	03/18/20	(a)	03/18/25	USD	26,220	(129,424)	—	(129,424)
1.62%	Semi-Annual	3 month LIBOR	Quarterly	03/18/20	(a)	03/18/25	USD	16,995	94,869	—	94,869
1.61%	Semi-Annual	3 month LIBOR 6 month	Quarterly	03/18/20	(a)	03/18/25	USD	18,988	116,442	—	116,442
(0.18)%	Annual	EURIBOR	Semi-Annual	03/18/20	(a)	03/18/25	EUR	7,195	27,950	—	27,950
1.51%	Semi-Annual	6 month SOR	Semi-Annual	03/18/20	(a)	03/18/25	SGD	70,252	(11,825)	—	(11,825)
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	604,966	(521,621)	—	(521,621)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	19,850	506,297	1,155,206	(648,909)
2.27%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/11/25	USD	15,182	(511,843)	(1,023,064)	511,221
2.91%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/23/26	USD	10,069	(797,296)	—	(797,296)
1.76%	Semi-Annual	3 month LIBOR	Quarterly	03/31/20	(a)	11/15/26	USD	156,610	362,422	—	362,422
28 day MXIBTIIE	Monthly	7.49%	Monthly	N/A		04/14/27	MXN	1,412,000	3,340,623	—	3,340,623
2.93%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/24/28	USD	22,270	(2,092,333)	—	(2,092,333)
3.16%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/03/28	USD	12,489	(1,343,052)	—	(1,343,052)
6 month CIBOR	Semi-Annual	1.03%	Annual	N/A		12/06/28	DKK	79,458	864,024	20,216	843,808
3.08%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/28	USD	10,829	(1,095,353)	(5,430)	(1,089,923)
28 day MXIBTIIE	Monthly	8.72%	Monthly	N/A		01/03/29	MXN	445,500	3,204,361	1	3,204,360

114	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value		Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
0.19%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		01/04/29	JPY	3,027,670	$(230,673	) $	—	$(230,673)
3 month LIBOR	Quarterly	1.51%	Semi-Annual	N/A		02/15/29	USD	294,046	(8,887,123)		—	(8,887,123)
3.04%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/16/29	USD	190,900	(20,436,708)		—	(20,436,708)
0.18%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		03/06/29	JPY	7,434,000	(439,834)		—	(439,834)
1.83%	Semi-Annual	3 month LIBOR	Quarterly	N/A		05/15/29	USD	26,810	126,494		—	126,494
28 day MXIBTIIE	Monthly	7.96%	Monthly	N/A		05/24/29	MXN	512,509	2,287,967		—	2,287,967
28 day MXIBTIIE	Monthly	7.96%	Monthly	N/A		05/24/29	MXN	1,002,738	4,486,107		—	4,486,107
28 day MXIBTIIE	Monthly	7.98%	Monthly	N/A		05/24/29	MXN	490,228	2,226,200		—	2,226,200
1.86%	Annual	6 month NIBOR	Semi-Annual	N/A		06/05/29	NOK	85,000	80,442		—	80,442
3 month LIBOR	Quarterly	1.96%	Semi-Annual	N/A		06/27/29	USD	118,359	654,238		—	654,238
3 month LIBOR	Quarterly	1.99%	Semi-Annual	N/A		06/28/29	USD	73,805	625,329		—	625,329
3 month LIBOR	Quarterly	1.97%	Semi-Annual	N/A		07/02/29	USD	39,012	444,260		—	444,260
3 month LIBOR	Quarterly	1.85%	Semi-Annual	03/31/20	(a)	08/15/29	USD	116,600	(475,831)		—	(475,831)
3 month LIBOR	Quarterly	1.86%	Semi-Annual	03/31/20	(a)	08/15/29	USD	116,600	(369,226)		—	(369,226)
1.76%	Semi-Annual	3 month LIBOR	Quarterly	03/31/20	(a)	08/15/29	USD	114,890	1,280,465		—	1,280,465
1.67%	Semi-Annual	3 month LIBOR	Quarterly	03/31/20	(a)	08/15/29	USD	358,410	6,927,284		96,076	6,831,208
6 month CHF LIBOR	Semi-Annual	(0.59)%	Annual	N/A		09/05/29	CHF	11,500	(537,494)		—	(537,494)
2.01%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/06/29	USD	134,249	(2,023,758)		—	(2,023,758)
2.02%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/09/29	USD	134,249	(2,082,977)		—	(2,082,977)
1.76%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/27/29	USD	113,483	950,216		—	950,216
1.79%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/30/29	USD	69,628	392,206		—	392,206
1.78%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/02/29	USD	139,308	1,635,469		—	1,635,469
2.34%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/25/29	USD	498,194	(20,050,266)		—	(20,050,266)
0.83%	Semi-Annual	6 month GBP LIBOR	Semi-Annual	N/A		11/01/29	GBP	7,500	177,793		—	177,793
2.30%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/05/29	USD	75,100	(2,747,078)		—	(2,747,078)
6 month EURIBOR	Semi-Annual	0.06%	Annual	N/A		11/06/29	EUR	10,000	(127,725)		—	(127,725)
28 day MXIBTIIE	Monthly	6.80%	Monthly	N/A		11/06/29	MXN	1,862,710	(63,753)		—	(63,753)
3 month LIBOR	Quarterly	1.75%	Semi-Annual	N/A		11/08/29	USD	114,185	(1,630,781)		—	(1,630,781)
1.86%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/12/29	USD	48,050	199,440		—	199,440
1.74%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/10/29	USD	18,420	290,008		—	290,008
1.77%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/11/29	USD	29,040	378,258		—	378,258
1.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/17/29	USD	12,250	68,879		—	68,879
1.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/17/29	USD	36,460	206,689		—	206,689
1.91%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/23/29	USD	18,190	1,342		—	1,342
1.91%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/23/29	USD	18,180	(5,363)		—	(5,363)
1.90%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/24/29	USD	7,720	3,908		—	3,908
1.90%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/30/29	USD	7,020	6,624		—	6,624
6 month JPY LIBOR	Semi-Annual	0.11%	Semi-Annual	03/18/20	(a)	03/18/30	JPY	1,866,760	(57,614)		—	(57,614)
6 month JPY LIBOR	Semi-Annual	0.11%	Semi-Annual	03/18/20	(a)	03/18/30	JPY	1,866,480	(64,312)		—	(64,312)
6 month JPY LIBOR	Semi-Annual	0.11%	Semi-Annual	03/18/20	(a)	03/18/30	JPY	2,951,640	(93,816)		—	(93,816)
6 month JPY LIBOR	Semi-Annual	0.12%	Semi-Annual	03/18/20	(a)	03/18/30	JPY	1,866,760	(47,294)		—	(47,294)
6 month JPY LIBOR	Semi-Annual	0.12%	Semi-Annual	03/18/20	(a)	03/18/30	JPY	2,514,360	(63,701)		—	(63,701)
3 month STIBOR	Quarterly	0.53%	Annual	03/18/20	(a)	03/18/30	SEK	329,290	(614,770)		1,906	(616,676)
3 month STIBOR	Quarterly	0.57%	Annual	03/18/20	(a)	03/18/30	SEK	160,860	(230,301)		6,886	(237,187)
6 month SOR	Semi-Annual	1.70%	Semi-Annual	03/18/20	(a)	03/18/30	SGD	15,050	(16,911)		—	(16,911)
3 month LIBOR	Quarterly	2.45%	Semi-Annual	05/18/21	(a)	05/18/31	USD	24,530	1,024,840		—	1,024,840
3 month LIBOR	Quarterly	2.10%	Semi-Annual	06/22/21	(a)	06/22/31	USD	11,990	121,242		—	121,242
0.36%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		02/04/34	JPY	686,850	(114,572)		—	(114,572)

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
0.34%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		02/08/34	JPY	2,063,230	$(291,763)	$—	$(291,763)
0.34%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		03/14/34	JPY	832,160	(113,953)	—	(113,953)
2.33%	Semi-Annual	3 month LIBOR	Quarterly	06/24/24	(a)	06/24/34	USD	8,600	(116,585)	—	(116,585)
1.65%	Semi-Annual	3 month LIBOR	Quarterly	08/22/24	(a)	08/22/34	USD	35,950	1,606,053	—	1,606,053
1.91%	Semi-Annual	3 month LIBOR	Quarterly	10/21/24	(a)	10/21/34	USD	28,030	644,988	—	644,988
1.93%	Semi-Annual	3 month LIBOR	Quarterly	10/22/24	(a)	10/22/34	USD	35,870	746,682	—	746,682
1.98%	Semi-Annual	3 month LIBOR	Quarterly	10/23/24	(a)	10/23/34	USD	17,320	289,677	—	289,677
1.98%	Semi-Annual	3 month LIBOR	Quarterly	10/23/24	(a)	10/23/34	USD	17,320	297,717	—	297,717
2.00%	Semi-Annual	3 month LIBOR	Quarterly	11/07/24	(a)	11/07/34	USD	39,630	612,836	—	612,836
2.11%	Semi-Annual	3 month LIBOR	Quarterly	11/12/24	(a)	11/12/34	USD	40,100	241,568	—	241,568
0.62%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		12/14/38	JPY	745,100	(364,461)	—	(364,461)
0.41%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		04/03/39	JPY	957,530	(126,734)	—	(126,734)
0.33%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		06/10/39	JPY	765,570	16,460	—	16,460
0.30%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		06/17/39	JPY	762,350	63,470	—	63,470
0.17%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		08/08/39	JPY	843,230	262,638	—	262,638
2.10%	Semi-Annual	3 month LIBOR	Quarterly	10/23/29	(a)	10/23/39	USD	21,410	309,890	—	309,890
2.14%	Semi-Annual	3 month LIBOR	Quarterly	11/15/29	(a)	11/15/39	USD	43,980	504,968	—	504,968
0.72%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	03/21/24	(a)	03/21/44	JPY	511,110	(211,778)	—	(211,778)
0.20%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	08/28/24	(a)	08/28/44	JPY	467,030	248,259	—	248,259
3.35%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/09/48	USD	130	(36,390)	—	(36,390)
2.91%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/48	CAD	5,986	(650,143)	(1,452)	(648,691)
6 month EURIBOR	Semi-Annual	1.46%	Annual	N/A		12/04/48	EUR	4,198	1,093,994	88	1,093,906
1.73%	Semi-Annual	6 month GBP LIBOR	Semi-Annual	N/A		12/04/48	GBP	3,137	(663,762)	4,288	(668,050)
6 month CIBOR	Semi-Annual	1.53%	Annual	N/A		12/06/48	DKK	30,806	1,150,633	1,740	1,148,893
3 month STIBOR	Quarterly	1.68%	Annual	N/A		12/06/48	SEK	44,677	885,531	6,108	879,423
3.19%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/48	USD	4,688	(1,135,237)	(4,120)	(1,131,117)
2.38%	Semi-Annual	3 month LIBOR	Quarterly	07/05/39	(a)	07/05/49	USD	17,160	(198,062)	—	(198,062)
1.71%	Semi-Annual	3 month LIBOR	Quarterly	08/16/39	(a)	08/16/49	USD	15,760	477,562	—	477,562
1.67%	Semi-Annual	3 month LIBOR	Quarterly	08/17/39	(a)	08/17/49	USD	12,140	400,154	—	400,154
1.07%	Semi-Annual	6 month GBP LIBOR	Semi-Annual	N/A		11/07/49	GBP	15,900	236,458	—	236,458
2.37%	Semi-Annual	3 month LIBOR	Quarterly	06/15/20	(a)	06/15/50	USD	44,280	(2,600,012)	—	(2,600,012)
3 month LIBOR	Quarterly	3.08%	Semi-Annual	02/20/23	(a)	02/20/53	USD	12,220	2,436,121	—	2,436,121
3 month LIBOR	Quarterly	1.93%	Semi-Annual	12/01/26	(a)	12/01/56	USD	2,880	(149,690)	—	(149,690)

									$21,065,966	$1,744,241	$19,321,725

(a)	Forward swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/20	USD	5,480	$(133,534)	$(107,211)	$(26,323)
Boparan Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/20	EUR	780	74,250	20,811	53,439
Casino Guichard Perrachon SA	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	EUR	500	(10,138)	1,206	(11,344)

116	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	2,550	$(63,836)	$(55,395)	$(8,441)
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	8,510	(213,035)	(184,029)	(29,006)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	61,427	(265,003)	64,776	(329,779)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	61,427	(381,684)	132,098	(513,782)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	10,000	(95,322)	(924)	(94,398)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	7,952	(75,804)	(7,999)	(67,805)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	12,048	(114,842)	(11,013)	(103,829)
Commonwealth Bank of Australia	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	10,000	(95,616)	(5,510)	(90,106)
Commonwealth Bank of Australia	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	11,500	(109,958)	(8,402)	(101,556)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(26,052)	(3,213)	(22,839)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	320,235	(28,448)	(3,605)	(24,843)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(26,052)	(2,443)	(23,609)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(26,052)	(3,033)	(23,019)
Mitsubishi Corp.	1.00%	Quarterly	Barclays Bank plc	12/20/20	JPY	475,732	(42,403)	(12,140)	(30,263)
Mitsubishi Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(26,139)	(6,285)	(19,854)
Mitsui & Co. Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(26,155)	(1,873)	(24,282)
Mitsui & Co. Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	586,510	(52,308)	(4,991)	(47,317)
National Australia Bank Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	10,000	(95,111)	(2,761)	(92,350)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas SA	12/20/20	EUR	4,650	(48,930)	19,880	(68,810)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas SA	12/20/20	EUR	8,220	(86,494)	33,364	(119,858)
Standard Chartered Bank	1.00%	Quarterly	Goldman Sachs International	12/20/20	EUR	6,050	(63,661)	11,424	(75,085)
Standard Chartered Bank	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	2,410	(25,359)	10,504	(35,863)
Sumitomo Corp.	1.00%	Quarterly	Barclays Bank plc	12/20/20	JPY	249,377	(22,197)	1,800	(23,997)
Sumitomo Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	JPY	253,165	(22,534)	3,249	(25,783)
Westpac Banking Corp.	1.00%	Quarterly	Citibank NA	12/20/20	USD	10,000	(93,733)	(6,429)	(87,304)
Altice Luxembourg SA	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	EUR	2,070	(144,127)	(104,909)	(39,218)
Casino Guichard Perrachon SA	5.00%	Quarterly	Barclays Bank plc	06/20/21	EUR	2,000	(36,048)	44,838	(80,886)
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank plc	06/20/21	USD	3,826	1,832,724	737,375	1,095,349
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank plc	06/20/21	USD	1,650	790,380	302,934	487,446
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/21	EUR	1,970	(85,685)	58,541	(144,226)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Bank of America NA	06/20/21	JPY	1,230,769	(171,391)	(34,635)	(136,756)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Bank of America NA	06/20/21	JPY	769,231	(107,119)	(22,929)	(84,190)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Barclays Bank plc	06/20/21	JPY	461,538	(64,271)	(13,983)	(50,288)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	JPY	384,615	(53,560)	(14,676)	(38,884)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	JPY	769,231	(107,119)	(24,212)	(82,907)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	JPY	384,615	(53,560)	(12,106)	(41,454)
Casino Guichard Perrachon SA	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/21	EUR	4,070	(56,335)	(20,907)	(35,428)
Iceland Bondco plc	5.00%	Quarterly	Credit Suisse International	12/20/21	EUR	2,250	(47,582)	29,475	(77,057)
Iceland Bondco plc	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/21	EUR	1,230	(26,011)	6,466	(32,477)
Iceland Bondco plc	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/21	EUR	200	(4,230)	2,095	(6,325)
Teva Pharmaceutical Finance Co. BV	1.00%	Quarterly	Goldman Sachs International	12/20/21	USD	1,800	29,031	159,384	(130,353)
Teva Pharmaceutical Finance Co. BV	1.00%	Quarterly	Goldman Sachs International	12/20/21	USD	2,050	38,224	46,429	(8,205)
Teva Pharmaceutical Finance Co. BV	5.00%	Quarterly	Goldman Sachs International	12/20/21	USD	1,800	(111,148)	31,877	(143,025)
TUI AG	5.00%	Quarterly	Credit Suisse International	12/20/21	EUR	4,280	(342,386)	(238,246)	(104,140)
TUI AG	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/21	EUR	2,140	(171,193)	(125,571)	(45,622)
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	12/20/21	EUR	8,440	(876,960)	(841,431)	(35,529)
Ally Financial, Inc.	5.00%	Quarterly	Credit Suisse International	06/20/22	USD	4,940	(569,631)	(275,908)	(293,723)
Altice Luxembourg SA	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/22	EUR	1,870	(191,817)	(47,814)	(144,003)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/22	EUR	4,260	(209,167)	(10,456)	(198,711)
Transocean, Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/22	USD	4,966	289,363	397,540	(108,177)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/22	EUR	6,710	(326,638)	(100,812)	(225,826)
Cable & Wireless International Finance BV	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	1,500	(264,249)	(200,329)	(63,920)
Cable & Wireless International Finance BV	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	1,460	(285,563)	(245,509)	(40,054)

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Cable & Wireless International Finance BV	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	1,538	$(300,910)	$(246,434)	$(54,476)
Cable & Wireless International Finance BV	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	1,000	(195,592)	(168,537)	(27,055)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	12/20/23	EUR	3,780	(146,892)	257,647	(404,539)
KB Home	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	5,714	(928,520)	(381,320)	(547,200)
Realogy Group LLC	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	2,856	(99,623)	(22,274)	(77,349)
RR Donnelley & Sons Co.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	2,860	(104,138)	115,307	(219,445)
Allstate Corp. (The)	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	10,000	(367,615)	(335,365)	(32,250)
American International Group, Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	10,000	(201,250)	(144,111)	(57,139)
Apache Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,024	11,746	65,696	(53,950)
Apache Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,024	11,746	64,139	(52,393)
Apache Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	3,927	22,787	110,777	(87,990)
Apache Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,024	11,746	60,236	(48,490)
Banco Bilbao Vizcaya Argentaria SA	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	7,600	3,066	158,597	(155,531)
Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	2,265	(307,365)	(135,389)	(171,976)
Beazer Homes USA, Inc.	5.00%	Quarterly	BNP Paribas SA	06/20/24	USD	2,500	(339,256)	(131,874)	(207,382)
Beazer Homes USA, Inc.	5.00%	Quarterly	BNP Paribas SA	06/20/24	USD	2,500	(339,256)	(142,307)	(196,949)
CMA CGM SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	540	128,476	114,340	14,136
CMA CGM SA	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,600	380,671	400,935	(20,264)
CMA CGM SA	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	1,900	452,046	473,172	(21,126)
Commerzbank AG	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	4,151	(78,633)	(22,416)	(56,217)
Commerzbank AG	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	10,849	(205,507)	(32,053)	(173,454)
ConocoPhillips	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	10,000	(302,062)	(223,263)	(78,799)
Deutsche Lufthansa AG	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	6,070	(164,156)	(128,607)	(35,549)
Devon Energy Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,026	(34,452)	14,378	(48,830)
Devon Energy Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,026	(34,452)	21,004	(55,456)
Devon Energy Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,026	(34,452)	17,682	(52,134)
Devon Energy Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,026	(34,452)	11,011	(45,463)
Halliburton Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	1,625	(32,226)	(6,834)	(25,392)
Halliburton Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	1,625	(32,226)	(8,213)	(24,013)
Halliburton Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	10,000	(198,254)	(122,295)	(75,959)
Halliburton Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	813	(16,113)	(4,118)	(11,995)
Halliburton Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	813	(16,113)	(4,112)	(12,001)
Halliburton Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	1,625	(32,226)	(8,924)	(23,302)
Hess Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,268	(38,207)	37,621	(75,828)
Hess Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,268	(38,207)	52,963	(91,170)
Hess Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,268	(38,207)	51,117	(89,324)
Hess Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,268	(38,207)	48,438	(86,645)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	1,122	(26,731)	42,342	(69,073)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,240	(29,541)	91,797	(121,338)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	748	(17,820)	28,228	(46,048)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,130	(26,921)	55,807	(82,728)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	3,430	(81,715)	243,288	(325,003)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	1,870	(44,550)	75,812	(120,362)
Kinder Morgan, Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	10,000	(211,385)	(132,169)	(79,216)
Kraft Heinz Foods Co.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	344	(3,944)	5,200	(9,144)
Kraft Heinz Foods Co.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	1,721	(19,729)	27,499	(47,228)
Ladbrokes Group Finance plc	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	1,098	(4,026)	31,396	(35,422)
Lowe’s Cos., Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	10,000	(348,250)	(251,943)	(96,307)
Mondelez International, Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	10,000	(295,051)	(242,801)	(52,250)
Northrop Grumman Systems Corp.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	10,000	(370,870)	(326,082)	(44,788)

118	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pfizer, Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	10,000	$(328,286)	$(304,042)	$(24,244)
Republic of Italy	1.00%	Quarterly	Citibank NA	06/20/24	USD	1,860	10,389	72,326	(61,937)
Republic of South Africa	1.00%	Quarterly	Goldman Sachs International	06/20/24	USD	3,780	78,603	128,513	(49,910)
Staples, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	4,860	(155,656)	130,380	(286,036)
Staples, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	810	(25,943)	24,333	(50,276)
Staples, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	1,000	(32,028)	15,291	(47,319)
Staples, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	1,100	(35,230)	52,021	(87,251)
Sudzucker International Finance BV	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	2,800	(49,558)	51,523	(101,081)
Sudzucker International Finance BV	1.00%	Quarterly	Citibank NA	06/20/24	EUR	2,820	(49,912)	51,684	(101,596)
TDC A/S	1.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,823	(9,029)	28,476	(37,505)
TDC A/S	1.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,870	(9,259)	31,701	(40,960)
Tenet Healthcare Corp.	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	2,483	(324,340)	(26,154)	(298,186)
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	2,750	(359,217)	(88,808)	(270,409)
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	2,785	(363,789)	(90,017)	(273,772)
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	2,347	(306,576)	(29,904)	(276,672)
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	2,750	(359,217)	(88,808)	(270,409)
Tenet Healthcare Corp.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	1,000	(130,625)	(12,328)	(118,297)
TWDC Enterprises 18 Corp.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	6,199	(232,821)	(209,885)	(22,936)
TWDC Enterprises 18 Corp.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	6,080	(228,368)	(210,560)	(17,808)
United Mexican States	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	3,750	(52,068)	40,878	(92,946)
UPC Holding BV	5.00%	Quarterly	Bank of America NA	06/20/24	EUR	380	(72,595)	(84,048)	11,453
UPC Holding BV	5.00%	Quarterly	Bank of America NA	06/20/24	EUR	930	(177,667)	(205,696)	28,029
UPC Holding BV	5.00%	Quarterly	Bank of America NA	06/20/24	EUR	100	(19,104)	(22,118)	3,014
UPC Holding BV	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	774	(147,914)	(172,799)	24,885
UPC Holding BV	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	31	(5,917)	(6,912)	995
UPC Holding BV	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	287	(54,827)	(64,051)	9,224
UPC Holding BV	5.00%	Quarterly	Citibank NA	06/20/24	EUR	1,830	(349,603)	(333,519)	(16,084)
UPC Holding BV	5.00%	Quarterly	Citibank NA	06/20/24	EUR	3,700	(706,847)	(692,870)	(13,977)
UPC Holding BV	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	1,750	(334,320)	(370,494)	36,174
UPC Holding BV	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	EUR	800	(152,832)	(177,572)	24,740
Altice Finco SA	5.00%	Quarterly	Barclays Bank plc	12/20/24	EUR	1,300	(170,001)	(135,937)	(34,064)
Altice Finco SA	5.00%	Quarterly	Goldman Sachs International	12/20/24	EUR	800	(104,616)	(81,395)	(23,221)
Altice France SA	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	EUR	7,300	(1,126,297)	(1,020,388)	(105,909)
Ardagh Packaging Finance plc	5.00%	Quarterly	Citibank NA	12/20/24	EUR	4,090	(744,558)	(702,162)	(42,396)
Ardagh Packaging Finance plc	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	8,140	(1,481,835)	(1,329,705)	(152,130)
Ardagh Packaging Finance plc	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	EUR	1,400	(254,861)	(209,200)	(45,661)
Ardagh Packaging Finance plc	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	EUR	1,300	(236,656)	(194,257)	(42,399)
Auchan Holding SA	1.00%	Quarterly	Goldman Sachs International	12/20/24	EUR	2,680	66,743	101,459	(34,716)
Auchan Holding SA	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	EUR	4,130	102,853	177,271	(74,418)
Avis Budget Car Rental LLC	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	4,100	(565,578)	(465,185)	(100,393)
Avnet, Inc.	1.00%	Quarterly	Citibank NA	12/20/24	USD	4,300	(46,651)	9,994	(56,645)
Banco Santander SA	1.00%	Quarterly	Citibank NA	12/20/24	EUR	4,090	(11,856)	44,263	(56,119)
BMW Finance NV	1.00%	Quarterly	Citibank NA	12/20/24	EUR	7,470	(250,956)	(192,110)	(58,846)
Boeing Co. (The)	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	6,435	(145,492)	(127,503)	(17,989)
Boeing Co. (The)	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	8,420	(190,372)	(170,840)	(19,532)
Boeing Co. (The)	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	5,145	(116,326)	(104,391)	(11,935)
Bombardier, Inc.	5.00%	Quarterly	Barclays Bank plc	12/20/24	USD	1,365	(79,083)	(66,065)	(13,018)
Cardinal Health, Inc.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	4,375	2,584	63,837	(61,253)
Caterpillar, Inc.	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	7,750	(253,172)	(198,145)	(55,027)
Caterpillar, Inc.	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	4,860	(158,764)	(131,351)	(27,413)
CenturyLink, Inc.	1.00%	Quarterly	BNP Paribas SA	12/20/24	USD	2,250	114,723	146,728	(32,005)
CenturyLink, Inc.	1.00%	Quarterly	BNP Paribas SA	12/20/24	USD	900	45,889	60,523	(14,634)
CenturyLink, Inc.	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	4,330	220,778	350,855	(130,077)
CenturyLink, Inc.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	3,700	188,656	214,058	(25,402)
Chesapeake Energy Corp.	5.00%	Quarterly	Goldman Sachs International	12/20/24	USD	1,500	650,313	728,453	(78,140)
CMA CGM SA	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	1,840	464,077	527,481	(63,404)
Daimler AG	1.00%	Quarterly	Barclays Bank plc	12/20/24	EUR	7,470	(205,548)	(138,931)	(66,617)
Deutsche Bank AG	1.00%	Quarterly	Citibank NA	12/20/24	EUR	6,250	576,659	806,841	(230,182)
Devon Energy Corp.	1.00%	Quarterly	BNP Paribas SA	12/20/24	USD	2,250	(32,758)	22,738	(55,496)
Devon Energy Corp.	1.00%	Quarterly	BNP Paribas SA	12/20/24	USD	2,250	(32,758)	11,406	(44,164)

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
DISH DBS Corp.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	2,300	$(141,286)	$(120,368)	$(20,918)
DISH DBS Corp.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	2,300	(141,286)	(119,234)	(22,052)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	12/20/24	USD	216,770	(163,507)	3,581,184	(3,744,691)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	12/20/24	USD	8,280	(6,245)	136,792	(143,037)
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	139,006	(104,851)	2,507,917	(2,612,768)
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	24,620	(18,571)	444,189	(462,760)
Fiat Chrysler Automobiles NV	5.00%	Quarterly	Bank of America NA	12/20/24	EUR	4,130	(916,016)	(810,390)	(105,626)
Financial Guaranty Insurance Company	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	2,905	90,792	88,588	2,204
Financial Guaranty Insurance Company(a)	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	5,260	164,394	160,404	3,990
Ford Motor Co.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	4,860	(787,146)	(607,115)	(180,031)
Ford Motor Co.	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	3,485	(564,445)	(404,400)	(160,045)
General Electric Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	3,875	(27,342)	72,724	(100,066)
General Motors Co.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	4,822	(900,094)	(832,621)	(67,473)
General Motors Co.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	2,520	(470,393)	(441,346)	(29,047)
General Motors Co.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	2,411	(450,046)	(418,318)	(31,728)
General Motors Co.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	2,411	(450,046)	(423,228)	(26,818)
General Motors Co.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	5,425	(1,012,652)	(936,742)	(75,910)
General Motors Co.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	2,411	(450,046)	(420,820)	(29,226)
Hapag-Lloyd AG	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	3,750	(572,355)	(254,521)	(317,834)
Hertz Corp. (The)	5.00%	Quarterly	BNP Paribas SA	12/20/24	USD	4,415	(397,120)	(138,306)	(258,814)
INEOS Group Holdings SA	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	6,680	(1,132,651)	(1,071,561)	(61,090)
ITV plc	5.00%	Quarterly	Goldman Sachs International	12/20/24	EUR	4,480	(1,011,170)	(880,210)	(130,960)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Bank of America NA	12/20/24	EUR	2,050	(20,196)	9,353	(29,549)
Ladbrokes Group Finance plc	1.00%	Quarterly	Citibank NA	12/20/24	EUR	2,710	10,365	45,917	(35,552)
Lloyds Banking Group plc	1.00%	Quarterly	BNP Paribas SA	12/20/24	EUR	3,637	(18,580)	132,527	(151,107)
Lloyds Banking Group plc	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	EUR	2,448	(12,508)	84,101	(96,609)
Matterhorn Telecom Holding SA	5.00%	Quarterly	BNP Paribas SA	12/20/24	EUR	1,700	(358,030)	(346,344)	(11,686)
Matterhorn Telecom Holding SA	5.00%	Quarterly	BNP Paribas SA	12/20/24	EUR	1,300	(273,787)	(260,378)	(13,409)
Matterhorn Telecom Holding SA	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	4,260	(897,181)	(857,075)	(40,106)
Matterhorn Telecom Holding SA	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	2,990	(629,712)	(584,110)	(45,602)
Matterhorn Telecom Holding SA	5.00%	Quarterly	Goldman Sachs International	12/20/24	EUR	900	(189,546)	(173,556)	(15,990)
Matterhorn Telecom Holding SA	5.00%	Quarterly	Goldman Sachs International	12/20/24	EUR	3,400	(716,060)	(661,903)	(54,157)
Matterhorn Telecom Holding SA	5.00%	Quarterly	Merrill Lynch International	12/20/24	EUR	900	(189,546)	(183,398)	(6,148)
Matterhorn Telecom Holding SA	5.00%	Quarterly	Merrill Lynch International	12/20/24	EUR	1,700	(358,030)	(346,455)	(11,575)
Monitchem HoldCo 3 SA	5.00%	Quarterly	Citibank NA	12/20/24	EUR	1,300	(158,441)	(153,200)	(5,241)
Monitchem HoldCo 3 SA	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	2,550	(310,789)	(294,693)	(16,096)
Monitchem HoldCo 3 SA	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	3,330	(405,854)	(308,676)	(97,178)
Monitchem HoldCo 3 SA	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	EUR	900	(109,691)	(76,670)	(33,021)
Monitchem HoldCo 3 SA	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	EUR	400	(48,751)	(48,435)	(316)
Netflix, Inc.	5.00%	Quarterly	BNP Paribas SA	12/20/24	USD	1,400	(249,732)	(214,660)	(35,072)
Netflix, Inc.	5.00%	Quarterly	BNP Paribas SA	12/20/24	USD	1,400	(249,732)	(211,118)	(38,614)
Netflix, Inc.	5.00%	Quarterly	Goldman Sachs International	12/20/24	USD	2,800	(499,464)	(440,742)	(58,722)
Netflix, Inc.	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	5,600	(998,928)	(856,986)	(141,942)
Next Group plc	1.00%	Quarterly	Barclays Bank plc	12/20/24	EUR	6,250	(86,498)	65,860	(152,358)
Occidental Petroleum Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	10,000	(39,698)	32,435	(72,133)
Orano SA	5.00%	Quarterly	Goldman Sachs International	12/20/24	EUR	900	(209,249)	(192,368)	(16,881)
Orano SA	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	EUR	340	(79,050)	(74,510)	(4,540)
Orano SA	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	EUR	400	(92,999)	(82,763)	(10,236)
Orano SA	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	EUR	900	(209,249)	(198,021)	(11,228)
Orano SA	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	EUR	800	(185,999)	(173,850)	(12,149)
Orano SA	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	EUR	400	(92,999)	(81,766)	(11,233)
OTE plc	5.00%	Quarterly	BNP Paribas SA	12/20/24	EUR	3,800	(942,379)	(871,439)	(70,940)
Peugeot SA	5.00%	Quarterly	Bank of America NA	12/20/24	EUR	4,130	(960,115)	(884,360)	(75,755)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	12,033	(336,739)	(268,117)	(68,622)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	21,986	(615,271)	(531,760)	(83,511)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	24,067	(673,500)	(584,133)	(89,367)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	12,030	(336,656)	(285,744)	(50,912)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	16,397	(458,861)	(366,022)	(92,839)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	12,033	(336,739)	(297,449)	(39,290)

120	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	12,033	$(336,750)	$(292,067)	$(44,683)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	12,030	(336,656)	(262,259)	(74,397)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	12,030	(336,656)	(289,073)	(47,583)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	24,070	(673,591)	(563,832)	(109,759)
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/24	USD	229,406	(3,053,643)	(828,301)	(2,225,342)
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/24	USD	12,607	(167,813)	(45,519)	(122,294)
Republic of Colombia	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	6,950	(92,513)	(26,327)	(66,186)
Republic of Colombia	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	126,420	(1,682,791)	(478,876)	(1,203,915)
Republic of Italy	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	40,820	401,143	819,143	(418,000)
Republic of South Africa	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	123,030	3,525,734	4,724,404	(1,198,670)
Republic of the Philippines	1.00%	Quarterly	Citibank NA	12/20/24	USD	106,000	(3,388,483)	(2,662,858)	(725,625)
Republic of Turkey	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	62,055	4,962,296	7,665,672	(2,703,376)
Royal Bank of Scotland Group plc	1.00%	Quarterly	Credit Suisse International	12/20/24	EUR	13,190	(304,553)	(35,691)	(268,862)
Royal Bank of Scotland Group plc	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	EUR	5,950	18,746	252,150	(233,404)
Simon Property Group LP	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	9,700	(269,488)	(183,289)	(86,199)
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Goldman Sachs International	12/20/24	EUR	9,880	(2,459,527)	(2,286,771)	(172,756)
Standard Chartered plc	1.00%	Quarterly	Citibank NA	12/20/24	EUR	10,500	(94,943)	69,943	(164,886)
Staples, Inc.	5.00%	Quarterly	BNP Paribas SA	12/20/24	USD	1,500	(17,044)	23,325	(40,369)
Staples, Inc.	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	2,410	(27,384)	64,828	(92,212)
State of Qatar	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	20,000	(615,068)	(494,328)	(120,740)
Sunrise Communications AG	5.00%	Quarterly	Barclays Bank plc	12/20/24	EUR	4,130	(1,023,810)	(911,656)	(112,154)
Sunrise Communications AG	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	5,440	(1,348,554)	(1,289,146)	(59,408)
Synlab Unsecured Bondco plc	5.00%	Quarterly	Goldman Sachs International	12/20/24	EUR	1,890	(365,045)	(235,090)	(129,955)
TDC A/S	1.00%	Quarterly	Citibank NA	12/20/24	EUR	2,400	1,701	12,800	(11,099)
TDC A/S	1.00%	Quarterly	Citibank NA	12/20/24	EUR	3,870	2,743	24,747	(22,004)
TDC A/S	1.00%	Quarterly	Credit Suisse International	12/20/24	EUR	800	567	6,399	(5,832)
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	12/20/24	EUR	5,400	79,864	181,613	(101,749)
Teva Pharmaceutical Industries Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	2,600	378,398	377,469	929
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	12,758	(134,768)	(129,138)	(5,630)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	12,758	(134,768)	(126,114)	(8,654)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	25,515	(269,529)	(252,221)	(17,308)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	20,106	(212,388)	(198,749)	(13,639)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	12,758	(134,768)	(138,216)	3,448
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	12,758	(134,768)	(135,189)	421
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	16,480	(174,085)	(54,148)	(119,937)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	12,758	(134,768)	(132,163)	(2,605)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	12,758	(134,768)	(132,163)	(2,605)
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/24	USD	12,758	(134,768)	(132,163)	(2,605)
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/24	USD	12,758	(134,768)	(135,142)	374
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	188,176	(1,987,778)	1,412,856	(3,400,634)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	109,880	(1,160,708)	663,145	(1,823,853)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	38,130	(402,783)	286,287	(689,070)
United Mexican States	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	13,800	(145,775)	(156,002)	10,227
United Mexican States	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	11,508	(121,564)	(135,558)	13,994
United Mexican States	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	23,017	(243,136)	(271,126)	27,990
United Mexican States	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	16,092	(169,986)	(166,642)	(3,344)
United Mexican States	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	13,601	(143,673)	(134,447)	(9,226)
UPC Holding BV	5.00%	Quarterly	BNP Paribas SA	12/20/24	EUR	800	(162,847)	(157,382)	(5,465)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	7,050	(1,435,083)	(1,581,011)	145,928
UPC Holding BV	5.00%	Quarterly	Goldman Sachs International	12/20/24	EUR	800	(162,847)	(160,129)	(2,718)
Valeo SA	1.00%	Quarterly	BNP Paribas SA	12/20/24	EUR	5,370	(55,788)	17,460	(73,248)
Valeo SA	1.00%	Quarterly	Citibank NA	12/20/24	EUR	4,130	(42,905)	14,425	(57,330)
Wells Fargo & Co.	1.00%	Quarterly	Bank of America NA	12/20/24	USD	4,784	(145,997)	(129,751)	(16,246)
Wells Fargo & Co.	1.00%	Quarterly	Citibank NA	12/20/24	USD	11,960	(364,993)	(323,444)	(41,549)
Wells Fargo & Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	4,784	(145,997)	(129,481)	(16,516)
Wells Fargo & Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	14,352	(447,916)	(382,263)	(65,653)
Wells Fargo & Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	11,960	(364,993)	(329,257)	(35,736)
CMBX.NA.7.AA	1.50%	Monthly	Goldman Sachs International	01/17/47	USD	2,292	(69,831)	141,879	(211,710)
CMBX.NA.9.AAA-	0.50%	Monthly	Credit Suisse International	09/17/58	USD	12,070	(157,705)	139,111	(296,816)

SCHEDULES OF INVESTMENTS	121

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.AAA-	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	9,670	$(126,347)	$112,937	$(239,284)
CMBX.NA.9.AAA-	0.50%	Monthly	Morgan Stanley & Co. lnternational plc	09/17/58	USD	7,820	(102,176)	97,169	(199,345)
CMBX.NA.9.AAA-	0.50%	Monthly	Morgan Stanley & Co. lnternational plc	09/17/58	USD	6,760	(88,325)	77,912	(166,237)
CMBX.NA.9.AAA-	0.50%	Monthly	Morgan Stanley & Co. lnternational plc	09/17/58	USD	7,000	(91,461)	96,663	(188,124)
CMBX.NA.9.AAA-	0.50%	Monthly	Morgan Stanley & Co. lnternational plc	09/17/58	USD	8,150	(106,487)	93,935	(200,422)
CMBX.NA.9.BBB-	3.00%	Monthly	Citigroup Global Markets, lnc.	09/17/58	USD	4,870	26,384	166,439	(140,055)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. lnternational plc	09/17/58	USD	1,674	9,069	93,516	(84,447)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. lnternational plc	09/17/58	USD	1,421	7,698	79,383	(71,685)
CMBX.NA.6.AAA-	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	6,879	(58,730)	(1,009)	(57,721)
CMBX.NA.6.AAA-	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	15,923	(135,935)	(11,984)	(123,951)
CMBX.NA.6.BBB-	3.00%	Monthly	JPMorgan Securities LLC	05/11/63	USD	2,440	123,448	226,474	(103,026)

							$(56,673,164)	$(15,761,533)	$(40,911,631)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	61,427	$265,003	$(72,974)	$337,977
People’s Republic of China	1.00%	Quarterly	Barclays Bank plc	09/20/20	A+	USD	10,000	73,131	(11,454)	84,585
People’s Republic of China	1.00%	Quarterly	Goldman Sachs International	09/20/20	A+	USD	10,000	73,131	(12,123)	85,254
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB+	USD	61,427	381,684	(117,563)	499,247
ITRAXX.ASIA.XJ.IG.24.V1	1.00%	Quarterly	Goldman Sachs International	12/20/20	A-	USD	20,000	203,590	(107,868)	311,458
CMA CGM SA	5.00%	Quarterly	Credit Suisse International	06/20/21	B-	EUR	1,600	(138,683)	(197,159)	58,476
CMA CGM SA	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	B-	EUR	1,850	(160,351)	(202,402)	42,051
CMA CGM SA	5.00%	Quarterly	Credit Suisse International	12/20/21	B-	EUR	2,050	(245,829)	(343,502)	97,673
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	NR	EUR	311	(50,147)	(34,363)	(15,784)
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	NR	EUR	1,270	(204,509)	(94,599)	(109,910)
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	NR	EUR	31	(4,964)	(3,402)	(1,562)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	548	(88,168)	(51,058)	(37,110)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	200	(32,206)	(18,452)	(13,754)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	B	EUR	92	(14,765)	(8,285)	(6,480)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	78	(12,611)	(7,303)	(5,308)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	B	EUR	124	(20,017)	(11,591)	(8,426)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	230	(37,037)	(16,614)	(20,423)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	1,180	(190,016)	(129,560)	(60,456)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	1,070	(172,303)	(77,292)	(95,011)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	B	EUR	20	(3,221)	(1,445)	(1,776)

122	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	240	$(38,647)	$(17,337)	$(21,310)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	20	(3,221)	(1,445)	(1,776)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	620	(99,839)	(58,279)	(41,560)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	9	(1,477)	(954)	(523)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	703	(113,236)	(73,754)	(39,482)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	254	(40,861)	(25,450)	(15,411)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	851	(137,099)	(76,934)	(60,165)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	31	(4,961)	(3,090)	(1,871)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	1,051	(169,281)	(105,433)	(63,848)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	NR	EUR	20	(3,221)	(1,458)	(1,763)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	NR	EUR	240	(38,647)	(17,501)	(21,146)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	31	(4,966)	(3,093)	(1,873)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	152	(24,540)	(14,307)	(10,233)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	738	(118,898)	(71,923)	(46,975)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	1,420	(228,663)	(200,315)	(28,348)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	250	(40,258)	(17,884)	(22,374)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	254	(40,900)	(25,474)	(15,426)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	20	(3,221)	(1,431)	(1,790)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	19	(2,980)	(1,737)	(1,243)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	102	(16,360)	(9,538)	(6,822)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	976	(157,114)	(69,795)	(87,319)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	12	(1,986)	(1,158)	(828)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	555	(89,365)	(52,099)	(37,266)
Casino Guichard Perrachon SA	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	NR	EUR	2,463	(396,573)	(257,122)	(139,451)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/23	B-	EUR	900	41,094	(1,870)	42,964
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	B-	EUR	1,350	61,640	(9,190)	70,830
21st Century Fox America, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	A	USD	6,108	229,014	192,881	36,133
21st Century Fox America, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	A	USD	6,147	230,484	184,004	46,480
Advanced Micro Devices, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	BB-	USD	3,890	781,865	682,079	99,786
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/24	B	EUR	1,365	(305,030)	(267,019)	(38,011)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/24	B	EUR	1,365	(305,030)	(283,042)	(21,988)

SCHEDULES OF INVESTMENTS	123

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B	EUR	530	$(35,862)	$(40,945)	$5,083
Casino Guichard Perrachon SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B	EUR	64	(4,308)	(4,263)	(45)
Casino Guichard Perrachon SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B	EUR	600	(40,568)	(40,143)	(425)
Casino Guichard Perrachon SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B	EUR	56	(3,809)	(4,348)	539
Financial Guaranty Insurance Company(c)	1.00%	Quarterly	Citibank NA	06/20/24	BBB-	USD	21,325	47,981	(1,460,378)	1,508,359
Financial Guaranty Insurance Company(c)	1.00%	Quarterly	Citibank NA	06/20/24	BBB-	USD	32,701	73,577	(2,239,412)	2,312,989
Financial Guaranty Insurance Company(c)	1.00%	Quarterly	Citibank NA	06/20/24	BBB-	USD	29,675	66,769	(2,032,223)	2,098,992
Garfunkelux Holdco 2 SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	B-	EUR	1,117	39,437	(217,270)	256,707
Garfunkelux Holdco 2 SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	B-	EUR	800	28,245	(61,214)	89,459
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B-	EUR	2,130	75,202	(33,003)	108,205
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B-	EUR	1,240	43,780	(102,346)	146,126
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B-	EUR	770	27,186	(144,518)	171,704
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B-	EUR	1,020	36,012	(98,804)	134,816
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B-	EUR	1,820	64,257	(232,932)	297,189
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B-	EUR	783	27,645	(155,425)	183,070
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Goldman Sachs International	06/20/24	B-	EUR	1,800	63,551	(90,178)	153,729
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	06/20/24	BB+	EUR	33	(205)	(1,034)	829
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	06/20/24	BB+	EUR	289	(1,795)	(9,327)	7,532
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	06/20/24	BB+	EUR	33	(205)	(1,064)	859
Telecom Italia SpA	1.00%	Quarterly	Goldman Sachs International	06/20/24	BB+	EUR	70	(435)	(5,760)	5,325
Advanced Micro Devices, Inc.	5.00%	Quarterly	Goldman Sachs International	12/20/24	BB-	USD	4,910	1,073,939	999,521	74,418
American Axle & Manufacturing, Inc.	5.00%	Quarterly	Barclays Bank plc	12/20/24	B	USD	2,300	228,492	196,910	31,582
Apache Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/24	BBB	USD	2,937	(39,165)	(105,420)	66,255
Apache Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/24	BBB	USD	7,000	(93,332)	(301,683)	208,351
Casino Guichard Perrachon SA	5.00%	Quarterly	Goldman Sachs International	12/20/24	B	EUR	860	(72,902)	(83,027)	10,125
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/24	B-	EUR	5,480	154,903	—	154,903
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/24	B-	EUR	1,620	45,793	—	45,793
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/24	B-	EUR	180	5,088	—	5,088
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/24	B-	EUR	570	16,113	(7,596)	23,709
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/24	B-	EUR	60	1,696	(800)	2,496
HCA, Inc.	5.00%	Quarterly	Barclays Bank plc	12/20/24	BB-	USD	3,875	821,796	690,520	131,276
HCA, Inc.	5.00%	Quarterly	BNP Paribas SA	12/20/24	BB-	USD	4,910	1,041,295	925,361	115,934
HCA, Inc.	5.00%	Quarterly	Goldman Sachs International	12/20/24	BB-	USD	4,080	865,272	782,032	83,240
HCA, Inc.	5.00%	Quarterly	Goldman Sachs International	12/20/24	BB-	USD	4,860	1,030,692	851,653	179,039

124	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	12/20/24	B+	EUR	1,070	$10,541	$(19,237)	$29,778
Novafives SAS	5.00%	Quarterly	Barclays Bank plc	12/20/24	B	EUR	1,800	(156,505)	(159,197)	2,692
Novafives SAS	5.00%	Quarterly	Goldman Sachs International	12/20/24	B	EUR	900	(78,252)	(100,452)	22,200
Petroleos Mexicanos	1.00%	Quarterly	Barclays Bank plc	12/20/24	BBB+	USD	3,180	(187,470)	(195,815)	8,345
Petroleos Mexicanos SA	1.00%	Quarterly	BNP Paribas SA	12/20/24	BBB+	USD	5,500	(324,240)	(355,438)	31,198
Petroleos Mexicanos SA	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	BBB+	USD	5,500	(324,240)	(367,735)	43,495
Petroleos Mexicanos SA	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	BBB+	USD	2,300	(135,591)	(141,871)	6,280
Picard Bondco SA	5.00%	Quarterly	BNP Paribas SA	12/20/24	CCC+	EUR	800	(20,437)	(38,468)	18,031
Picard Bondco SA	5.00%	Quarterly	Credit Suisse International	12/20/24	CCC+	EUR	890	(22,736)	(65,292)	42,556
Picard Bondco SA	5.00%	Quarterly	Goldman Sachs International	12/20/24	CCC+	EUR	1,300	(33,211)	(62,753)	29,542
Picard Bondco SA	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	CCC+	EUR	400	(10,218)	(33,537)	23,319
Republic of Italy	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	BBB	USD	40,820	405,279	37,946	367,333
Republic of Turkey	1.00%	Quarterly	Goldman Sachs International	12/20/24	B+	USD	15,514	(1,240,574)	(1,916,422)	675,848
Tesco plc	1.00%	Quarterly	Barclays Bank plc	12/20/25	BBB-	EUR	1,000	(4,876)	(25,460)	20,584
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	06/20/26	BB+	EUR	66	(3,651)	(9,153)	5,502
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	06/20/26	BB+	EUR	2,014	(110,927)	(278,098)	167,171
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	06/20/26	BB+	EUR	581	(32,015)	(80,261)	48,246
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/26	B	EUR	9,130	2,002,461	1,728,857	273,604
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/26	B	EUR	1,772	388,621	290,025	98,596
Ziggo Bond Co.BV	5.00%	Quarterly	Credit Suisse International	06/20/26	B-	EUR	6,000	1,294,185	1,191,429	102,756
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	12/20/26	B	EUR	120	26,896	29,286	(2,390)
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	12/20/26	B	EUR	2,140	479,650	522,260	(42,610)
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	12/20/26	B	EUR	1,140	255,514	278,213	(22,699)
Ziggo Bond Co.BV	5.00%	Quarterly	Citibank NA	12/20/26	B-	EUR	2,500	547,013	288,344	258,669
Ziggo Bond Co.BV	5.00%	Quarterly	Credit Suisse International	12/20/26	B-	EUR	2,140	468,243	481,988	(13,745)
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/28	BBB-	EUR	12,770	(591,069)	(1,165,221)	574,152
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/28	BBB-	EUR	3,510	(162,463)	(320,276)	157,813
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/28	BBB-	EUR	380	(17,589)	(34,674)	17,085
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/29	B	EUR	3,660	936,649	855,955	80,694
CMBX.NA.7.AA	1.50%	Monthly	Credit Suisse International	01/17/47	AA-	USD	2,292	69,831	(166,498)	236,329
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	NR	USD	4,519	(24,483)	(503,006)	478,523
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	NR	USD	685	(3,712)	(71,345)	67,633
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	NR	USD	3,788	(20,522)	(366,118)	345,596
CMBX.NA.9.BBB-	3.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	1,674	(9,069)	(171,295)	162,226
CMBX.NA.9.BBB-	3.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	960	(5,201)	(114,067)	108,866
CMBX.NA.10.BBB-	3.00%	Monthly	JPMorgan Securities LLC	11/17/59	BBB-	USD	270	(530)	(22,474)	21,944

SCHEDULES OF INVESTMENTS	125

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	BBB	USD	2,440	$(123,448)	$(187,379)	$63,931

								$7,407,424	$(6,423,032)	$13,830,456

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund

Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1 day BZDIOVER	At Termination	9.48%	At Termination	Citibank NA	N/A	01/02/20	BRL	223,443	$4,354,102	$—	$4,354,102
4.46%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	N/A	01/04/21	BRL	613,734	237,731	—	237,731
4.49%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	N/A	01/04/21	BRL	900,590	283,496	—	283,496
4.45%	At Termination	1 day BZDIOVER	At Termination	JPMorgan Chase Bank NA	N/A	01/04/21	BRL	915,407	381,164	—	381,164
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	N/A	05/16/21	USD	5,230	(118,147)	—	(118,147)
1 day BZDIOVER	At Termination	5.32%	At Termination	JPMorgan Chase Bank NA	N/A	01/03/22	BRL	705,340	275,687	—	275,687
3 month CD_KSDA	Quarterly	1.19%	Quarterly	Bank of America NA	03/17/21(a)	03/17/22	KRW	240,800,000	(100,035)	—	(100,035)
3 month CD_KSDA	Quarterly	1.19%	Quarterly	Bank of America NA	03/17/21(a)	03/17/22	KRW	241,780,000	(105,541)	—	(105,541)
3 month CD_KSDA	Quarterly	1.22%	Quarterly	Bank of America NA	03/17/21(a)	03/17/22	KRW	74,526,743	(12,096)	—	(12,096)
3 month CD_KSDA	Quarterly	1.22%	Quarterly	Bank of America NA	03/17/21(a)	03/17/22	KRW	104,252,883	(16,921)	—	(16,921)
3 month CD_KSDA	Quarterly	1.23%	Quarterly	Bank of America NA	03/17/21(a)	03/17/22	KRW	242,219,600	(18,878)	—	(18,878)
3 month CD_KSDA	Quarterly	1.24%	Quarterly	Bank of America NA	03/17/21(a)	03/17/22	KRW	103,656,032	(3,705)	—	(3,705)
3 month CD_KSDA	Quarterly	1.24%	Quarterly	Bank of America NA	03/17/21(a)	03/17/22	KRW	74,100,075	(2,649)	—	(2,649)
3 month CD_KSDA	Quarterly	1.36%	Quarterly	Citibank NA	03/17/21(a)	03/17/22	KRW	89,204,642	87,128	—	87,128
3 month CD_KSDA	Quarterly	1.24%	Quarterly	HSBC Bank plc	03/17/21(a)	03/17/22	KRW	105,107,216	676	—	676
3 month CD_KSDA	Quarterly	1.24%	Quarterly	HSBC Bank plc	03/17/21(a)	03/17/22	KRW	75,137,476	483	—	483
3 month CD_KSDA	Quarterly	1.25%	Quarterly	HSBC Bank plc	03/17/21(a)	03/17/22	KRW	123,265,444	5,994	—	5,994
3 month CD_KSDA	Quarterly	1.25%	Quarterly	HSBC Bank plc	03/17/21(a)	03/17/22	KRW	88,118,158	4,285	—	4,285
3 month CD_KSDA	Quarterly	1.25%	Quarterly	HSBC Bank plc	03/17/21(a)	03/17/22	KRW	83,317,947	7,566	—	7,566
3 month CD_KSDA	Quarterly	1.25%	Quarterly	HSBC Bank plc	03/17/21(a)	03/17/22	KRW	116,550,595	10,583	—	10,583
3 month CD_KSDA	Quarterly	1.42%	Quarterly	HSBC Bank plc	03/17/21(a)	03/17/22	KRW	89,218,024	136,447	—	136,447
6 month THBFIX	Semi-Annual	1.20%	Semi-Annual	BNP Paribas SA	03/18/20(a)	03/18/22	THB	3,812,531	99,270	—	99,270

126	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	5.42%	At Termination	BNP Paribas SA	N/A		01/02/23	BRL	454,270	$(869,400)	$—	$(869,400)
1 day BZDIOVER	At Termination	12.40%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	29,476	3,633,877	—	3,633,877
1 day BZDIOVER	At Termination	6.35%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	477,235	2,649,877	—	2,649,877
1 day BZDIOVER	At Termination	8.20%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	91,201	2,211,274	—	2,211,274
1 day BZDIOVER	At Termination	8.26%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	90,667	2,228,006	—	2,228,006
1 day BZDIOVER	At Termination	8.27%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	307,031	7,575,761	—	7,575,761
1 day BZDIOVER	At Termination	8.38%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	74,851	2,028,680	—	2,028,680
1 day BZDIOVER	At Termination	9.45%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	17,491	877,899	—	877,899
1 day BZDIOVER	At Termination	9.45%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	82,529	4,142,309	—	4,142,309
1 day BZDIOVER	At Termination	5.99%	At Termination	Citibank NA	N/A		01/02/25	BRL	206,078	(643,725)	—	(643,725)
1 day BZDIOVER	At Termination	6.05%	At Termination	Citibank NA	N/A		01/02/25	BRL	202,155	(490,891)	—	(490,891)
1 day BZDIOVER	At Termination	6.09%	At Termination	Citibank NA	N/A		01/02/25	BRL	116,928	(224,787)	—	(224,787)
1 day BZDIOVER	At Termination	6.26%	At Termination	Citibank NA	N/A		01/02/25	BRL	303,183	(12,782)	—	(12,782)
1 day BZDIOVER	At Termination	8.67%	At Termination	Citibank NA	N/A		01/02/25	BRL	224,042	8,805,588	—	8,805,588
1 day BZDIOVER	At Termination	5.98%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/25	BRL	290,333	(962,356)	—	(962,356)
1 day BZDIOVER	At Termination	6.03%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/25	BRL	175,575	(474,128)	—	(474,128)
1 day BZDIOVER	At Termination	6.03%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/25	BRL	206,100	(552,622)	—	(552,622)
1 day BZDIOVER	At Termination	6.72%	At Termination	Morgan Stanley & Co. International plc	N/A		01/02/25	BRL	248,904	1,674,250	—	1,674,250
1 day MIBOR	Semi-Annual	4.92%	Semi-Annual	Bank of America NA	03/18/20	(a)	03/18/25	INR	1,134,670	(346,241)	—	(346,241)
3 month CD_KSDA	Quarterly	1.27%	Quarterly	Bank of America NA	03/18/20	(a)	03/18/25	KRW	36,590,629	(86,261)	—	(86,261)
3 month CD_KSDA	Quarterly	1.27%	Quarterly	Bank of America NA	03/18/20	(a)	03/18/25	KRW	36,590,629	(81,689)	—	(81,689)
3 month CD_KSDA	Quarterly	1.28% 1 week	Quarterly	Bank of America NA	03/18/20	(a)	03/18/25	KRW	36,585,141	(69,484)	—	(69,484)
3.01% 6 month	Quarterly	CNREPOFI	Quarterly	Bank of America NA	03/18/20	(a)	03/18/25	CNY	348,485	(99,467)	—	(99,467)
THBFIX	Semi-Annual	1.26%	Semi-Annual	Bank of America NA	03/18/20	(a)	03/18/25	THB	2,472,450	(7,288)	—	(7,288)
6 month THBFIX	Semi-Annual	1.39% 1 week	Semi-Annual	Bank of America NA	03/18/20	(a)	03/18/25	THB	313,074	64,675	—	64,675
3.00%	Quarterly	CNREPOFI 1 week	Quarterly	Citibank NA	03/18/20	(a)	03/18/25	CNY	144,815	(38,931)	—	(38,931)
3.00%	Quarterly	CNREPOFI 1 week	Quarterly	Citibank NA	03/18/20	(a)	03/18/25	CNY	281,111	(70,906)	—	(70,906)
3.04%	Quarterly	CNREPOFI 1 week	Quarterly	Citibank NA	03/18/20	(a)	03/18/25	CNY	259,211	(129,915)	—	(129,915)
3.04%	Quarterly	CNREPOFI 1 week	Quarterly	Citibank NA	03/18/20	(a)	03/18/25	CNY	259,250	(134,238)	—	(134,238)
3.06%	Quarterly	CNREPOFI	Quarterly	Citibank NA	03/18/20	(a)	03/18/25	CNY	259,250	(164,358)	—	(164,358)
4.74%	Semi-Annual	1 day MIBOR	Semi-Annual	HSBC Bank plc	03/18/20	(a)	03/18/25	INR	3,115,449	1,282,856	—	1,282,856

SCHEDULES OF INVESTMENTS	127

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
5.00%	Semi-Annual	1 day MIBOR	Semi-Annual	HSBC Bank plc	03/18/20(a)	03/18/25	INR	2,850,000	$728,427	$—	$728,427
4.86%	Semi-Annual	1 day MIBOR	Semi-Annual	JPMorgan Chase Bank NA	03/18/20(a)	03/18/25	INR	10,690,501	3,667,681	—	3,667,681
1 day MIBOR	Semi-Annual	5.06%	Semi-Annual	Nomura International plc	03/18/20(a)	03/18/25	INR	1,446,580	(321,936)	—	(321,936)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	N/A	07/17/25	MXN	301,428	(256,072)	—	(256,072)
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	N/A	08/06/25	MXN	904,077	(807,367)	—	(807,367)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	N/A	08/11/25	MXN	309,728	283,733	—	283,733
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	N/A	08/11/25	MXN	309,728	283,733	—	283,733
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	N/A	08/11/25	MXN	1,149,713	1,061,500	—	1,061,500
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	N/A	12/05/25	MXN	35,971	(39,876)	—	(39,876)
28 day MXIBTIIE	Monthly	6.02%	Monthly	Citibank NA	N/A	03/24/26	MXN	969,089	(1,846,310)	—	(1,846,310)
7.64%	Monthly	28 day MXIBTIIE	Monthly	UBS AG	N/A	11/18/26	MXN	517,782	(1,434,669)	—	(1,434,669)
7.71%	Monthly	28 day MXIBTIIE	Monthly	BNP Paribas SA	N/A	11/19/26	MXN	1,002,958	(2,991,125)	—	(2,991,125)
6 month THBFIX	Semi-Annual	1.38%	Semi-Annual	Goldman Sachs International	03/18/20(a)	03/18/30	THB	1,251,210	(295,706)	—	(295,706)

									$35,254,236	$—	$35,254,236

(a)	Forward swap.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund
Rate (Amount)/ Reference	Frequency	Rate/Reference	Frequency	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
SPDR S&P Oil & Gas Exploration & Production ETF	Monthly	1 month LIBOR minus 0.47%	Monthly	Merrill Lynch International	03/17/20	USD	121	$(99,211)	$—	$(99,211)
0.00%	At Termination	EURO STOXX Banks Index Futures March 2020	At Termination	Morgan Stanley & Co. International plc	03/20/20	EUR	36,025	(655,171)	—	(655,171)
1 month LIBOR	Monthly	1 month LIBOR plus 0.05%	Monthly	Merrill Lynch International	03/26/20	USD	967	(23,722)	—	(23,722)
Consumer Staples Select Sector SPDR Fund	Monthly	1 month LIBOR	Monthly	Merrill Lynch International	05/13/20	USD	230	(153,959)	—	(153,959)
Energy Select Sector SPDR Fund	Monthly	1 month LIBOR minus 0.05%	Monthly	Merrill Lynch International	05/13/20	USD	182	(378,367)	—	(378,367)
Materials Select Sector SPDR Fund	Monthly	1 month LIBOR	Monthly	Merrill Lynch International	05/13/20	USD	208	(264,748)	—	(264,748)
Utilities Select Sector SPDR Fund	Monthly	1 month LIBOR minus 0.10%	Monthly	Merrill Lynch International	05/13/20	USD	255	(436,746)	—	(436,746)
Occidental Petroleum Corp.	Quarterly	3 month LIBOR	Quarterly	BNP Paribas SA	05/15/20	USD	129	(382,961)	—	(382,961)

128	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (Amount)/ Reference	Frequency	Rate/Reference	Frequency
1 month LIBOR plus 0.10%	Monthly	iShares iBoxx High Yield Corporate Bond ETF SPDR Bloomberg	Monthly	Citibank NA	05/21/20	USD	350	$68,932	$—	$68,932
1 month LIBOR plus 0.20%	Monthly	Barclays High Yield Bond ETF iShares JP Morgan	Monthly	Citibank NA	05/21/20	USD	2,000	459,533	—	459,533
1 month LIBOR plus 0.35%	Monthly	USD Emerging Markets Bond ETF 3 month LIBOR	Monthly	Citibank NA	06/11/20	USD	1,715	2,628,492	—	2,628,492
Intelsat SA	Quarterly	minus 0.52% 3 month LIBOR	Quarterly	Credit Suisse International JPMorgan Chase Bank	06/11/20	USD	219	(147,996)	—	(147,996)
Quorum Health Corp.	Quarterly	minus 1.25% iBoxx USD Liquid High Yield Total	Quarterly At	NA JPMorgan Chase Bank	06/11/20	USD	256	(19,423)	—	(19,423)
3 month LIBOR Charter	Quarterly	Return Index	Termination	NA	06/20/20	USD	4,389	109,037	(16,524)	125,561
Communications, Inc.	Quarterly	3 month LIBOR minus 0.25%	Quarterly	BNP Paribas SA	08/05/20	USD	4	(41,853)	—	(41,853)
SPDR S&P Oil & Gas Exploration & Production ETF	Quarterly	3 month LIBOR minus 0.63%	Quarterly	BNP Paribas SA	08/05/20	USD	56	(45,784)	—	(45,784)
Charter Communications, Inc.	Quarterly	3 month LIBOR minus 0.10%	Quarterly	BNP Paribas SA	08/26/20	USD	8	(134,210)	—	(134,210)
0.00%	Quarterly	GSVISK10 Index	Quarterly	Goldman Sachs International	09/09/20	USD	1,688	4,543	—	4,543
3 month LIBOR	Quarterly	GSVISK10 Index 3 month LIBOR	Quarterly	Goldman Sachs International	09/09/20	USD	6,840	11,229	—	11,229
Tidewater, Inc.	Quarterly	minus 0.30%	Quarterly	BNP Paribas SA	09/29/20	USD	69	(299,539)	—	(299,539)
VanEck Vectors Semiconductor ETF	Quarterly	3 month LIBOR minus 0.65%	Quarterly	BNP Paribas SA	10/19/20	USD	8	(151,142)	—	(151,142)
McDermott International, Inc.	Quarterly	3 month LIBOR minus 17.00%	Quarterly	Citibank NA	10/21/20	USD	307	145,238	—	145,238
McDermott International, Inc.	Quarterly	3 month LIBOR minus 20.00% 3 month LIBOR	Quarterly	Citibank NA	10/22/20	USD	128	57,876	—	57,876
Antero Resources Corp.	Quarterly	minus 0.40%	Quarterly	Credit Suisse International	11/05/20	USD	511	(144,609)	—	(144,609)
Berry Petroleum Corp.	Quarterly	3 month LIBOR minus 0.45%	Quarterly	Credit Suisse International	11/05/20	USD	176	(116,832)	—	(116,832)
Chesapeake Energy Corp.	Quarterly	3 month LIBOR minus 6.50%	Quarterly	Citibank NA	11/05/20	USD	628	73,482	—	73,482
Southwestern Energy Co.	Quarterly	3 month LIBOR minus 0.40% 3 month LIBOR	Quarterly	Citibank NA	11/05/20	USD	715	(226,199)	—	(226,199)
Party City Holdco, Inc.	Quarterly	minus 0.90%	Quarterly	Credit Suisse International	11/06/20	USD	73	34,472	—	34,472
Teva Pharmaceutical Industries Ltd.	Quarterly	3 month LIBOR minus 0.25%	Quarterly	BNP Paribas SA	11/19/20	USD	30	13,533	—	13,533
California Resources Corp.	Quarterly	3 month LIBOR minus 14.75%	Quarterly	BNP Paribas SA	12/16/20	USD	252	44,113	—	44,113

								$ (71,992)	$(16,524)	$(55,468)

SCHEDULES OF INVESTMENTS	129

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Merrill Lynch International	02/15/23	$(881,767)	$(748,549	)(b)	$(1,555,271)	0.2%

(a)	The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-99 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Euro Interbank Offer Rate:

EUR 1 Month

EUR 1 Week

Week Intercontinental Exchange LIBOR:

CHF 1 Week

GBP 1 Week

USD 1 Month

USD 1 Week

(b)	Amount includes $(75,045) of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Merrill Lynch International, as of December 31, 2019, expiration date 02/15/2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Austria
Erste Group Bank AG	13,105	$492,252	(31.6)%

France
BNP Paribas SA	38,899	2,312,083	(148.7)
Credit Agricole SA	55,838	812,518	(52.2)
SMCP SA	121,055	1,283,191	(82.5)

		4,407,792

Germany
Tele Columbus AG	816,181	2,559,767	(164.6)

Italy
Telecom Italia SpA	8,043,240	4,925,824	(316.7)
UniCredit SpA	138,282	2,021,264	(130.0)

		6,947,088

Netherlands
Altice NV	427,267	2,766,768	(177.9)

Spain
CaixaBank SA	201,569	634,753	(40.8)
Telefonica SA	160,744	1,124,100	(72.3)

		1,758,853

Switzerland
Sunrise Communications Group AG	14,924	1,172,468	(75.4)

United Kingdom
Arrow Global Group plc	1,238,958	4,204,559	(270.3)
Barclays plc	488,382	1,164,535	(74.9)

	Shares	Value	% of Basket Value

United Kingdom (continued)
Royal Bank of Scotland Group plc	351,810	$1,128,587	(72.6)%

		6,497,681

United States
Intelsat SA	59,626	419,171	(26.9)

Total Reference Entity — Long		27,021,840

Reference Entity — Short

Ghana
Tullow Oil plc	(962,597)	(818,762)	52.7%

Israel
Teva Pharmaceutical Industries Ltd., ADR	(112,085)	(1,098,433)	70.6

United States
Belden, Inc.	(17,500)	(962,500)	61.9
CommScope Holding Co., Inc.	(192,800)	(2,735,832)	175.9
Ford Motor Co.	(150,000)	(1,395,000)	89.7
Invesco QQQ Trust	(8,500)	(1,807,185)	116.2
iShares iBoxx $ High Yield Corporate Bond ETF	(57,500)	(5,056,550)	325.1
iShares Russell 2000 ETF	(20,000)	(3,313,400)	213.0
Netflix, Inc.	(8,950)	(2,895,951)	186.2
SPDR S&P 500 ETF Trust	(12,000)	(3,862,320)	248.3
VanEck Vectors Semiconductor ETF	(32,750)	(4,631,178)	297.8

		(26,659,916)

Total Reference Entity — Short		(28,577,111)

Net Value of Reference Entity — Merrill Lynch International		$(1,555,271)

130	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate

1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
1 day EONIA	Euro Overnight Index Average	(0.45%)
1 day Fed Funds	1 day Fed Funds	1.55%
1 day MIBOR	Mumbai Interbank Offered Rate	5.26%
1 day REPO_CORRA	Canadian Overnight Repo Rate	1.78%
1 month HICPXT	Harmonized Index Of Consumer Prices Excluding Tobacco	(0.35%)
1 month LIBOR	London Interbank Offered Rate	1.76%
1 month USCPI	U.S. Consumer Price Index	2.05%
1 week CNREPOFI	China Fixing Repo Rates	3.00%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	7.55%
3 month BA	Canadian Bankers Acceptances	2.08%
3 month CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association	1.53%
3 month LIBOR	London Interbank Offered Rate	1.91%
3 month STIBOR	Stockholm Interbank Offered Rate	0.15%
6 month CHF LIBOR	London Interbank Offered Rate	(0.62%)
6 month CIBOR	Copenhagen Interbank Offered Rate	(0.22%)
6 month EURIBOR	Euro Interbank Offered Rate	(0.32%)
6 month GBP LIBOR	London Interbank Offered Rate	0.88%
6 month JPY LIBOR	London Interbank Offered Rate	0.02%
6 month NIBOR	Nigerian Interbank Offered rate	1.96%
6 month SOR	Singapore Interbank Offered Rate	1.83%
6 month THBFIX	Thai Baht Interest Rate Fixing	1.19%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$22,815,229	$(187,233,106)	$195,043,807	$(193,215,131)	$—
OTC Swaps	45,198,867	(67,399,956)	69,767,303	(62,398,259)	—
Options Written	N/A	N/A	183,659,826	(102,712,028)	(249,952,361)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$1,436,315	$—	$61,342,487	$—	$62,778,802
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	76,986,642	—	—	76,986,642
Options purchased
Investments at value — unaffiliated (b)	—	299,760	97,050,070	69,012,119	175,716,450	—	342,078,399
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	11,902,737	—	—	176,681,063	6,460,007	195,043,807
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	62,214,428	3,541,443	—	49,210,299	—	114,966,170

	$—	$74,416,925	$102,027,828	$145,998,761	$462,950,299	$6,460,007	$791,853,820

SCHEDULES OF INVESTMENTS	131

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	595,052	—	45,165,574	—	45,760,626
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	154,109,998	—	—	154,109,998
Options written
Options written at value	—	338,565	12,409,032	33,023,533	204,181,231	—	249,952,361
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	32,171,928	—	—	157,359,338	3,683,865	193,215,131
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	111,480,168	4,471,021	—	13,847,026	—	129,798,215

	$—	$143,990,661	$17,475,105	$187,133,531	$420,553,169	$3,683,865	$772,836,331

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$785	$—	$(147,950,119)	$—	$47,072,738	$—	$(100,876,596)
Forward foreign currency exchange contracts	—	—	—	54,256,242	—	—	54,256,242
Options purchased (a)	—	(3,966,449)	(58,556,084)	(271,363,201)	(53,979,250)	—	(387,864,984)
Options written	—	(2,805,335)	54,802,045	234,709,437	85,344,889	—	372,051,036
Swaps	—	(125,790,047)	54,133,993	28,683	(302,332,967)	(9,689,284)	(383,649,622)

	$785	$(132,561,831)	$(97,570,165)	$17,631,161	$(223,894,590)	$(9,689,284)	$(446,083,924)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	5,109,395	—	(86,226,452)	—	(81,117,057)
Forward foreign currency exchange contracts	—	—	—	(20,583,298)	—	—	(20,583,298)
Options purchased (b)	—	(313,538)	45,402,719	22,035,460	(63,340,663)	—	3,783,978
Options written	—	(95,272)	(2,704,564)	(5,084,935)	97,852,821	—	89,968,050
Swaps	—	(39,853,451)	(9,289,537)	432,954	160,573,552	2,776,142	114,639,660

	$—	$(40,262,261)	$38,518,013	$(3,199,819)	$108,859,258	$2,776,142	$106,691,333

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

132	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$22,172,979,053
Average notional value of contracts — short	12,277,133,742
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	12,488,574,968
Average amounts sold — in USD	6,349,709,817
Options:
Average value of option contracts purchased	161,413,900
Average value of option contracts written	75,713,315
Average notional value of swaption contracts purchased	14,142,944,981
Average notional value of swaption contracts written	59,339,083,173
Credit default swaps:
Average notional value — buy protection	5,943,759,256
Average notional value — sell protection	1,599,563,301
Interest rate swaps:
Average notional value — pays fixed rate	23,632,157,506
Average notional value — receives fixed rate	24,979,840,864
Currency swaps:
Average notional value — pays	—(a)
Average notional value — receives	—(a)
Inflation swaps:
Average notional value — pays fixed rate	303,203,559
Average notional value — receives fixed rate	322,836,807
Total return swaps:
Average notional value	58,395,779

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$11,874,827	$2,029,948
Forward foreign currency exchange contracts	76,986,642	154,109,998
Options (a)	342,078,399	249,952,361
Swaps — Centrally cleared	18,100,009	—
Swaps — OTC (b)	114,966,170	129,798,215

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$564,006,047	$535,890,522
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(139,239,583)	(26,195,846)

Total derivative assets and liabilities subject to an MNA	$424,766,464	$509,694,676

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	133

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)

Bank of America NA	$34,797,986	$(34,797,986)	$—	$—	$—
Bank of New York	480,441	—	—	—	480,441
Barclays Bank plc	42,579,575	(42,579,575)	—	—	—
BNP Paribas SA	10,271,892	(10,271,892)	—	—	—
Citibank NA	109,156,560	(73,323,957)	—	(33,380,000)	2,452,603
Citigroup Global Markets, Inc.	166,439	(140,055)	—	—	26,384
Credit Suisse International	14,071,450	(14,071,450)	—	—	—
Deutsche Bank AG	28,962,706	(26,911,859)	—	—	2,050,847
Goldman Sachs International	31,901,077	(31,901,077)	—	—	—
HSBC Bank plc	22,657,643	(17,455,834)	(2,446,307)	—	2,755,502
JPMorgan Chase Bank NA	70,046,516	(45,473,879)	—	(24,572,637)	—
JPMorgan Securities LLC	519,510	(410,862)	—	—	108,648
Morgan Stanley & Co. International plc	31,326,008	(31,326,008)	—	—	—
National Australia Bank Ltd.	6,864	—	—	—	6,864
Natwest Markets plc	5,516,188	(3,938,638)	—	(800,000)	777,550
Nomura International plc	8,116,297	(8,116,297)	—	—	—
Royal Bank of Canada	1,387,912	(1,387,912)	—	—	—
Standard Chartered Bank	3,370,037	(1,393,418)	—	(1,470,000)	506,619
State Street Bank and Trust Co.	3,502	(3,502)	—	—	—
Toronto Dominion Bank	982,364	(982,364)	—	—	—
UBS AG	8,445,497	(8,445,497)	—	—	—

	$424,766,464	$(352,932,062)	$(2,446,307)	$(60,222,637)	$9,165,458

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)

Bank of America NA	$59,406,849	$(34,797,986)	$—	$(24,608,863)	$—
Barclays Bank plc	78,309,883	(42,579,575)	—	(19,610,000)	16,120,308
BNP Paribas SA	40,044,125	(10,271,892)	—	(9,120,000)	20,652,233
Citibank NA	73,323,957	(73,323,957)	—	—	—
Citigroup Global Markets, Inc.	140,055	(140,055)	—	—	—
Credit Suisse International	22,471,363	(14,071,450)	—	(7,970,000)	429,913
Deutsche Bank AG	26,911,859	(26,911,859)	—	—	—
Goldman Sachs International	35,860,114	(31,901,077)	—	(3,260,000)	699,037
HSBC Bank plc	17,455,834	(17,455,834)	—	—	—
JPMorgan Chase Bank NA	45,473,879	(45,473,879)	—	—	—
JPMorgan Securities LLC	410,862	(410,862)	—	—	—
Merrill Lynch International	2,652,878	—	—	(440,000)	2,212,878
Morgan Stanley & Co. International plc	52,308,408	(31,326,008)	—	(6,460,000)	14,522,400
Natwest Markets plc	3,938,638	(3,938,638)	—	—	—
Nomura International plc	8,620,637	(8,116,297)	—	(500,000)	4,340
Royal Bank of Canada	2,087,994	(1,387,912)	—	—	700,082
Standard Chartered Bank	1,393,418	(1,393,418)	—	—	—
State Street Bank and Trust Co.	14,012,881	(3,502)	—	—	14,009,379
Toronto Dominion Bank	14,254,424	(982,364)	—	—	13,272,060
UBS AG	10,616,618	(8,445,497)	—	(2,171,121)	—

	$509,694,676	$(352,932,062)	$—	$(74,139,984)	$82,622,630

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to the counterparty in the event of default.

134	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities:
Cayman Islands	$—	$2,204,361,921	$28,125,000	$2,232,486,921
France	—	6,215,137	—	6,215,137
Germany	—	449,033	—	449,033
Ireland	—	72,252,863	—	72,252,863
Italy	—	253,068	—	253,068
Luxembourg	—	1,354,502	—	1,354,502
Netherlands	—	27,228,031	—	27,228,031
Portugal	—	38,058,011	—	38,058,011
United Kingdom	—	45,958,850	—	45,958,850
United States	—	1,934,039,294	294,504,853	2,228,544,147
Common Stocks:
Canada	943,453	—	—	943,453
France	—	21,883,203	—	21,883,203
Germany	—	10,786,812	—	10,786,812
Hong Kong	—	6,456,134	—	6,456,134
Italy	—	33,837,398	—	33,837,398
Netherlands	16,699,693	22,883,836	—	39,583,529
Spain	—	4,241,353	—	4,241,353
United Kingdom	787,402	—	26,595,129	27,382,531
United States	603,583,047	—	2,128,679	605,711,726
Corporate Bonds
Argentina	—	33,820,632	—	33,820,632
Australia	—	33,755,578	—	33,755,578
Austria	—	95,626,456	—	95,626,456
Belgium	—	47,468,701	—	47,468,701
Brazil	—	260,220,467	—	260,220,467
Canada	—	160,284,132	—	160,284,132
Cayman Islands	—	12,629,476	—	12,629,476
Chile	—	43,443,316	—	43,443,316
China	—	850,856,633	—	850,856,633
Colombia	—	16,276,812	—	16,276,812
Cyprus	—	19,325,000	—	19,325,000
Czech Republic	—	9,709,308	—	9,709,308
Denmark	—	6,952,207	—	6,952,207
Dominican Republic	—	5,556,250	—	5,556,250
Finland	—	4,422,478	—	4,422,478
France	—	203,669,837	—	203,669,837
Germany	—	209,693,382	—	209,693,382
Guatemala	—	4,215,750	—	4,215,750
Guernsey	—	1,591,297	—	1,591,297
Hong Kong	—	42,621,795	—	42,621,795
India	—	89,143,440	—	89,143,440
Indonesia	—	17,705,260	—	17,705,260
Ireland	—	69,419,675	—	69,419,675
Israel	—	28,133,212	—	28,133,212
Italy	—	226,515,345	—	226,515,345
Jamaica	—	11,781,436	—	11,781,436
Japan	—	177,361,765	—	177,361,765
Jersey	—	19,970,643	—	19,970,643
Kuwait	—	3,983,000	—	3,983,000
Luxembourg	—	158,897,074	—	158,897,074
Macau	—	1,260,000	—	1,260,000
Malaysia	—	50,467,718	—	50,467,718
Mexico	—	86,205,556	—	86,205,556
Mongolia	—	7,961,688	—	7,961,688

SCHEDULES OF INVESTMENTS	135

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Netherlands	$—	$257,036,457	$—	$257,036,457
Nigeria	—	16,629,330	—	16,629,330
Norway	—	1,397,220	—	1,397,220
Peru	—	34,142,183	—	34,142,183
Portugal	—	17,313,560	—	17,313,560
Russia	—	16,777,787	—	16,777,787
Saudi Arabia	—	25,276,720	—	25,276,720
Singapore	—	53,815,360	—	53,815,360
South Africa	—	2,334,748	—	2,334,748
South Korea	—	71,090,427	—	71,090,427
Spain	—	333,440,838	—	333,440,838
Sweden	—	20,156,958	—	20,156,958
Switzerland	—	147,341,650	—	147,341,650
Taiwan	—	14,233,533	—	14,233,533
Thailand	—	62,795,844	—	62,795,844
Turkey	—	5,926,383	—	5,926,383
Ukraine	—	14,143,916	—	14,143,916
United Arab Emirates	—	89,114,615	—	89,114,615
United Kingdom	—	567,090,371	—	567,090,371
United States	—	4,497,488,924	108,533,061	4,606,021,985
Vietnam	—	34,670,255	—	34,670,255
Floating Rate Loan Interests:
Brazil	—	—	4,255,332	4,255,332
Canada	—	58,107,987	—	58,107,987
Denmark	—	2,955,098	—	2,955,098
France	—	7,092,117	—	7,092,117
Germany	—	8,630,937	—	8,630,937
Luxembourg	—	37,439,919	33,647,425	71,087,344
Netherlands	—	47,070,862	—	47,070,862
Norway	—	2,793,734	—	2,793,734
Spain	—	35,350,653	—	35,350,653
Sweden	—	3,898,979	—	3,898,979
Switzerland	—	—	5,044,706	5,044,706
United Kingdom	—	17,026,563	—	17,026,563
United States	—	637,890,111	533,907,443	1,171,797,554
Foreign Agency Obligations (a)	—	493,051,876	—	493,051,876
Foreign Government Obligations (a)	—	3,772,377,649	—	3,772,377,649
Investment Companies	1,573,085,519	—	—	1,573,085,519
Municipal Bonds	—	1,487,688,489	—	1,487,688,489
Non-Agency Mortgage-Backed Securities:
Cayman Islands	—	22,157,612	20,757,628	42,915,240
Ireland	—	24,152,449	—	24,152,449
Italy	—	8,623,945	—	8,623,945
Netherlands	—	8,756,511	—	8,756,511
United Kingdom	—	172,251,476	—	172,251,476
United States	—	2,041,100,156	81,605,318	2,122,705,474
Preferred Securities:
Netherlands	—	1,259,641	—	1,259,641
Spain	2,688,420	—	—	2,688,420
United Kingdom	—	6,104,297	—	6,104,297
United States	12,831,662	98,009,648	2,689,611	113,530,921
U.S. Government Sponsored Agency Securities	—	21,223,454,303	—	21,223,454,303
U.S. Treasury Obligations	—	2,688,742,447	—	2,688,742,447
Warrants(a)	11,862	—	—	11,862
Short-Term Securities:
Borrowed Bond Agreements	—	786,152,358	—	786,152,358
Foreign Government Obligations (a)	—	401,192,623	—	401,192,623
Money Market Funds	2,607,421,419	—	—	2,607,421,419
Options Purchased:
Credit contracts	—	299,760	—	299,760
Equity contracts	94,080,445	454,726	2,514,899	97,050,070
Foreign currency exchange contracts	—	69,012,119	—	69,012,119
Interest rate contracts	15,184,302	160,532,148	—	175,716,450
Unfunded Floating Rate Loan Interests (b)	—	265,353	100,000	365,353

136	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments:
Borrowed Bonds (a)	$—	$(794,458,554)	$—	$(794,458,554)
TBA Sale Commitments	—	(4,428,555,626)	—	(4,428,555,626)
Investment Sold Short
Corporate Bonds (a)	—	(3,960,560)	—	(3,960,560)

Subtotal	$4,927,317,224	$42,820,343,650	$1,144,409,084	$48,892,069,958

Investments valued at NAV (c)				276,082,412

Total Investments				$49,168,152,370

Derivative Financial Instruments (d)
Assets:
Credit contracts	$—	$22,993,968	$5,924,330	$28,918,298
Equity contracts	1,436,315	3,541,443	—	4,977,758
Foreign currency exchange contracts	—	76,986,642	—	76,986,642
Interest rate contracts	61,342,487	225,891,362	—	287,233,849
Other contracts	—	6,460,007	—	6,460,007
Liabilities:
Credit contracts	—	(76,607,229)	—	(76,607,229)
Equity contracts	(13,004,084)	(4,471,021)	—	(17,475,105)
Foreign currency exchange contracts	—	(187,133,531)	—	(187,133,531)
Interest rate contracts	(56,922,440)	(363,614,205)	—	(420,536,645)
Other contracts	—	(3,683,865)	—	(3,683,865)

	$(7,147,722)	$(299,636,429)	$5,924,330	$(300,859,821)

(a)	See above Schedule of Investments for values in each country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests		Non-Agency Mortgage- Backed Securities		Options Purchased	Preferred Securities	Unfunded Floating Rate Loan Interests	U.S. Government Sponsored Agency Securities	Warrants	Total
Investments:
Assets/Liabilities:
Opening balance, as of December 31, 2018	$123,457,998	$632,529	$20,131,614	$558,794,096		$264,744,952		$—	$169,957	$(36,306)	$1,722,395	$6,158	$969,623,393
Transfers into level 3	143,468,520	—	—	30,933,364		—		—	—	—	—	—	174,401,884
Transfers out of level 3	(23,052,990)	—	(142,177)	(40,609,524)		(64,373,567)		—	—	—	(1,722,395)	—	(129,900,653)
Other (a)	57,358,841	—	—	—		(57,358,841)		—	—	—	—	—	—
Accrued discounts/ premiums	1,602,474	—	—	881,191		2,533,357		—	—	—	—	—	5,017,022
Net realized gain (loss)	(2,006,859)	(987,644)	—	1,662,330		(848,428)		—	(733,861)	—	—	(341,996)	(3,256,458)
Net change in unrealized appreciation (depreciation) (b)(c)	9,037,741	(183,374)	1,125,548	(1,001,614)		509,732		536,999	871,887	136,306	—	335,838	11,369,063
Purchases	96,403,270	29,904,736	90,320,920	396,172,453		39,778,977		1,977,900	2,554,248	—	—	—	657,112,504
Sales	(83,639,142)	(642,439)	(2,902,844)	(369,977,390)		(82,623,236)		—	(172,620)	—	—	—	(539,957,671)

Closing balance, as of December 31, 2019	$322,629,853	$28,723,808	$108,533,061	$576,854,906		$102,362,946		$2,514,899	$2,689,611	$100,000	$—	$—	$1,144,409,084

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 (c)	$5,549,113	$(1,180,929)	$1,081,955	$(212,344	) $	(2,366,899	) $	536,999	$135,363	$100,000	$—	$—	$3,643,258

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Non-Agency Mortgage-Backed Securities.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

SCHEDULES OF INVESTMENTS	137

Schedule of Investments (continued) December 31, 2019	BlackRock Strategic Income Opportunities Portfolio

(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
	Assets	Liabilities
Opening balance, as of December 31, 2018	$—	$—
Transfers into level 3	5,924,330	—
Transfers out of level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation) (a)	—	—
Purchases	—	—
Issues	—	—
Sales	—	—
Settlements	—	—

Closing balance, as of December 31, 2019	$5,924,330	$—

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2019 (a)	$5,924,330	$—

(a)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2019 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

138	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2019

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio

ASSETS
Investments at value — unaffiliated (a)(b)	$109,449,958	$50,824,345,115
Investments at value — affiliated (c)	—	3,570,416,642
Cash	20,402	2,164,154
Cash pledged:
Collateral — borrowed bond agreements	—	17,010,259
Collateral — OTC derivatives	2,730,000	108,526,000
Futures contracts	182,000	106,846,170
Centrally cleared swaps	2,197,000	165,870,080
Foreign currency at value (d)	558,329	391,469,318
Receivables:
Investments sold	—	3,410,957,867
Securities lending income — affiliated	—	23,267
Swaps	—	37,182
TBA sale commitments	—	4,432,088,170
Capital shares sold	106,910	59,664,231
Dividends — affiliated	—	3,928,189
Dividends — unaffiliated	133	1,114,438
Interest — unaffiliated	2,091,053	267,716,110
From the Manager	2,038	343
Variation margin on futures contracts	—	11,874,827
Variation margin on centrally cleared swaps	—	18,100,009
Swap premiums paid	87,929	45,198,867
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,621,450	76,986,642
OTC swaps	645,660	69,767,303
Unfunded floating rate loan interests	—	365,353
Prepaid expenses	54,702	823,076

Total assets	120,747,564	63,585,293,612

LIABILITIES
Investments sold short, at value (e)	—	3,960,560
Cash received:
Collateral — OTC derivatives	170,000	66,140,000
Collateral — TBA commitments	—	24,508,916
Borrowed bonds at value (f)	—	794,458,554
Cash collateral on securities loaned at value	—	276,117,516
Options written at value (g)	—	249,952,361
TBA sale commitments at value (h)	—	4,428,555,626
Payables:
Investments purchased	2,954,359	23,341,096,911
Swaps	—	45,154
Accounting services fees	19,566	429,377
Administration fees	3,754	1,446,177
Board realignment and consolidation	—	774,500
Capital shares redeemed	197,542	50,145,088
Custodian fees	102,864	1,150,789
Income dividend distributions	218,343	11,758,286
Interest expense	—	9,524,001
Investment advisory fees	12,619	12,728,586
Trustees’ and Officer’s fees	4,506	120,418
Other affiliates	422	59,054
Printing fees	25,030	263,867
Professional fees	72,314	237,188
Registration fees	2,434	134,800
Service and distribution fees	2,983	720,847
Transfer agent fees	11,669	6,524,797
Other accrued expenses	498	343,304
Variation margin on futures contracts	31	2,029,948
Variation margin on centrally cleared swaps	24,904	—
Swap premiums received	3,035,424	67,399,956

FINANCIAL STATEMENTS	139

Statements of Assets and Liabilities  (continued)

December 31, 2019

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
Unrealized depreciation on:
Forward foreign currency exchange contracts	$2,711,292	$154,109,998
OTC swaps	291,567	62,398,259

Total liabilities	9,862,121	29,567,134,838

NET ASSETS	$110,885,443	$34,018,158,774

NET ASSETS CONSIST OF
Paid-in capital	$134,324,067	$34,500,801,665
Accumulated loss	(23,438,624)	(482,642,891)

NET ASSETS	$110,885,443	$34,018,158,774

(a) Investments at cost — unaffiliated	$108,325,277	$50,263,750,915
(b) Securities loaned at value	$—	$271,123,749
(c) Investments at cost — affiliated	$—	$3,563,305,086
(b) Foreign currency at cost	$552,789	$389,799,622
(e) Proceeds received from investments sold short at value — unaffiliated	$—	$5,416,888
(f) Proceeds received from borrowed bonds	$—	$759,481,551
(g) Premiums received	$—	$330,900,159
(h) Proceeds from TBA sale commitments	$—	$4,432,088,170

See notes to financial statements.

140	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

December 31, 2019

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio

NET ASSET VALUE
Institutional
Net assets	$17,514,817	$23,223,182,704

Share outstanding (i)	2,179,211	2,328,942,307

Net asset value	$8.04	$9.97

Investor A
Net assets	$7,784,303	$1,501,890,228

Share outstanding (i)	970,424	150,642,170

Net asset value	$8.02	$9.97

Investor C
Net assets	$1,547,017	$434,348,365

Share outstanding (i)	192,766	43,606,065

Net asset value	$8.03	$9.96

Class K
Net assets	$84,039,306	$8,858,737,477

Share outstanding (i)	10,465,951	887,717,112

Net asset value	$8.03	$9.98

(i) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	141

Statements of Operations

Year Ended December 31, 2019

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio

INVESTMENT INCOME
Dividends — affiliated	$—	$35,186,231
Dividends — unaffiliated	—	22,302,575
Interest — unaffiliated	6,738,335	1,361,178,636
Securities lending income — affiliated — net	—	415,417
Foreign taxes withheld	(199,475)	(10,254,458)

Total investment income	6,538,860	1,408,828,401

EXPENSES
Investment advisory	626,959	151,680,944
Professional	110,338	383,036
Accounting services	77,950	1,602,827
Custodian	70,978	2,389,338
Registration	69,982	520,055
Administration	44,410	10,507,707
Transfer agent — class specific	41,129	22,352,935
Service and distribution — class specific	40,866	8,734,576
Administration — class specific	20,897	6,663,032
Trustees and Officer	4,263	408,311
Printing	1,476	362,991
Recoupment of past waived and/or reimbursed fees — class specific	—	6,611
Miscellaneous	54,062	1,458,729

Total expenses excluding interest expense	1,163,310	207,071,092
Interest expense	—	43,429,395

Total expenses	1,163,310	250,500,487

Less:
Fees waived and/or reimbursed by the Manager	(401,120)	(2,116,355)
Transfer agent fees waived and/or reimbursed — class specific	(24,973)	(8,622)
Administration fees waived — class specific	(20,832)	(164,497)

Total expenses after fees waived and/or reimbursed	716,385	248,211,013

Net investment income	$5,822,475	$1,160,617,388

142	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended December 31, 2019

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	$107,691	$11,588,789
Investments — unaffiliated	(1,016,042)	85,804,615
Borrowed bonds	—	(5,470,300)
Capital gain distributions from investment companies — affiliated	—	4,778
Forward foreign currency exchange contracts	(758,173)	54,256,242
Foreign currency transactions	1,264,615	(32,001,772)
Futures contracts	(1,217,533)	(100,876,596)
Options written	325,481	372,051,036
Payment by affiliate	—	115,819 (a)
Short sales — unaffiliated	—	(9,464,665)
Swaps	(6,868,925)	(383,649,622)

	(8,162,886)	(7,641,676)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(35,457)	10,667,497
Investments — unaffiliated	8,118,788	1,247,264,937
Borrowed bonds	—	(47,925,491)
Forward foreign currency exchange contracts	902,029	(20,583,298)
Foreign currency translations	24,319	2,686,958
Futures contracts	219,144	(81,117,057)
Options written	(31,852)	89,968,050
Short sales — unaffiliated	—	1,419,379
Swaps	(895,006)	114,639,660
Unfunded floating rate loan interests	—	401,659

	8,301,965	1,317,422,294

Net realized and unrealized gain	139,079	1,309,780,618

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,961,554	$2,470,398,006

(a)	Includes a payment by an affiliate of $115,819 to compensate for a trade operating event.

See notes to financial statements.

FINANCIAL STATEMENTS	143

Statements of Changes in Net Assets

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,822,475	$7,441,950	$1,160,617,388	$1,178,282,484
Net realized loss	(8,162,886)	(11,146,059)	(7,641,676)	(240,353,522)
Net change in unrealized appreciation (depreciation)	8,301,965	(11,245,906)	1,317,422,294	(1,143,629,202)

Net increase (decrease) in net assets resulting from operations	5,961,554	(14,950,015)	2,470,398,006	(205,700,240)

DISTRIBUTIONS TO SHAREHOLDERS (b)

From net investment income:
Institutional	(1,277,281)	(19,542)	(815,093,393)	(803,831,675)
Investor A	(474,888)	(5,998)	(52,281,107)	(64,337,565)
Investor C	(96,220)	(1,223)	(12,056,387)	(12,980,268)
Class K	(4,545,318)	(33,765)	(309,525,216)	(226,046,178)
From return of capital:
Institutional	—	(1,929,745)	—	(7,497,397)
Investor A	—	(592,347)	—	(600,081)
Investor C	—	(120,739)	—	(121,068)
Class K	—	(3,334,257)	—	(2,108,349)

Decrease in net assets resulting from distributions to shareholders	(6,393,707)	(6,037,616)	(1,188,956,103)	(1,117,522,581)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	9,753,362	(14,732,477)	(1,252,819,204)	3,584,884,128

NET ASSETS
Total increase (decrease) in net assets	9,321,209	(35,720,108)	28,622,699	2,261,661,307
Beginning of year	101,564,234	137,284,342	33,989,536,075	31,727,874,768

End of year	$110,885,443	$101,564,234	$34,018,158,774	$33,989,536,075

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

144	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Institutional
	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$8.03	$9.45		$9.51	$8.79	$8.73

Net investment income (a)	0.45	0.52		0.63	0.58	0.43
Net realized and unrealized gain (loss)	0.06	(1.52)		(0.10)	0.56	(0.10)

Net increase (decrease) from investment operations	0.51	(1.00)		0.53	1.14	0.33

Distributions (b)
From net investment income	(0.50)	(0.00	)(c)	(0.59)	(0.42)	(0.27)
From return of capital	—	(0.42)		—	—	—

Total distributions	(0.50)	(0.42)		(0.59)	(0.42)	(0.27)

Net asset value, end of year	$8.04	$8.03		$9.45	$9.51	$8.79

Total Return (d)
Based on net asset value	6.45%	(10.84)%		5.66%	13.27%	3.80%

Ratios to Average Net Assets (e)
Total expenses (f)	1.13%	1.13%		1.13%	1.48%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.68%	0.71%		0.78%	0.91%	0.97%

Net investment income	5.45%	5.89%		6.68%	6.34%	4.86%

Supplemental Data
Net assets, end of year (000)	$17,515	$26,314		$43,693	$24,097	$19,339

Portfolio turnover rate	118%	165%		187%	276%	421%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	—%	0.01%	0.00%	0.01%	0.02%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	1.13%	1.48%	1.48%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	145

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor A
	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$8.02	$9.43		$9.50	$8.78	$8.72

Net investment income (a)	0.44	0.49		0.61	0.55	0.40
Net realized and unrealized gain (loss)	0.04	(1.51)		(0.12)	0.56	(0.10)

Net increase (decrease) from investment operations	0.48	(1.02)		0.49	1.11	0.30

Distributions (b)
From net investment income	(0.48)	(0.00	)(c)	(0.56)	(0.39)	(0.24)
From return of capital	—	(0.39)		—	—	—

Total distributions	(0.48)	(0.39)		(0.56)	(0.39)	(0.24)

Net asset value, end of year	$8.02	$8.02		$9.43	$9.50	$8.78

Total Return (d)
Based on net asset value	6.05%	(10.99)%		5.29%	12.96%	3.51%

Ratios to Average Net Assets (e)
Total expenses (f)	1.46%	1.46%		1.45%	1.79%	1.81%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.93%	0.96%		1.03%	1.20%	1.25%

Net investment income	5.31%	5.64%		6.48%	6.05%	4.60%

Supplemental Data
Net assets, end of year (000)	$7,784	$8,102		$14,756	$15,293	$14,110

Portfolio turnover rate	118%	165%		187%	276%	421%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0,005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred ()indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	—%	0.01%	0.00%	0.01%	0.02%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past .waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	1.45%	1.79%	1.81%

See notes to financial statements.

146	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor C
	Year Ended December 31,
	2019	2018		2017		2016		2015

Net asset value, beginning of year	$8.02	$9.44		$9.50		$8.78		$8.73

Net investment income (a)	0.37	0.43		0.54		0.48		0.34
Net realized and unrealized gain (loss)	0.06	(1.52)		(0.11)		0.56		(0.11)

Net increase (decrease) from investment operations	0.43	(1.09)		0.43		1.04		0.23

Distributions (b)
From net investment income	(0.42)	(0.00	)(c)	(0.49)		(0.32)		(0.18)
From return of capital	—	(0.33)		—		—		—

Total distributions	(0.42)	(0.33)		(0.49)		(0.32)		(0.18)

Net asset value end of year	$8.03	$8.02		$9.44		$9.50		$8.78

Total Return (d)
Based on net asset value	5.39%	(11.74)%		4.62%		12.12%		2.65%

Ratios to Average Net Assets (e)
Total expenses	2.32%	2.30	%%(f)	2.30	%(f)	2.63	%(f)	2.64	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.68%	1.71%		1.78%		1.96%		2.00%

Net investment income	4.46%	4.85%		5.74%		5.30%		3.85%

Supplemental Data
Net assets, end of year (000)	$1,547	$2,411		$3,823		$4,892		$6,060

Portfolio turnover rate	118%	165%		187%		276%		421%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0,005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	—%	0.01%	0.00%	0.01%	0.02%

(f) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	147

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Class K
	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$8.03	$9.44		$9.51	$8.79	$8.73

Net investment income (a)	0.47	0.51		0.64	0.58	0.44
Net realized and unrealized gain (loss)	0.04	(1.50)		(0.12)	0.56	(0.10)

Net increase (decrease) from investment operations	0.51	(0.99)		0.52	1.14	0.34

Distributions (b)
From net investment income	(0.51)	(0.00	)(c)	(0.59)	(0.42)	(0.28)
From return of capital	—	(0.42)		—	—	—

Total distributions	(0.51)	(0.42)		(0.59)	(0.42)	(0.28)

Net asset value, end of year	$8.03	$8.03		$9.44	$9.51	$8.79

Total Return (d)
Based on net asset value	6.37%	(10.70)%		5.60%	13.37%	3.91%

Ratios to Average Net Assets (e)
Total expenses	1.04%	1.08%(f)		1.03%	1.39%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.63%	0.66%		0.73%	0.83%	0.85%

Net investment income	5.67%	5.91%		6.70%	6.44%	4.99%

Supplemental Data
Net assets, end of year (000)	$84,039	$64,736		$75,012	$11,106	$13,088

Portfolio turnover rate	118%	165%		187%	276%	421%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	—%	0.01%	0.00%	0.01%	0.02%

(f) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

148	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio

	Institutional
	Year Ended December 31,
	2019	2018 (a)		2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of year	$9.60	$9.96		$9.83	$9.77	$10.11

Net investment income (b)	0.34	0.33		0.35	0.26	0.21
Net realized and unrealized gain (loss)	0.38	(0.37)		0.12	0.09	(0.24)

Net increase (decrease) from investment operations	0.72	(0.04)		0.47	0.35	(0.03)

Distributions (c)
From net investment income	(0.35)	(0.32)		(0.31)	(0.25)	(0.29)
From net realized gain	—	—		—	—	(0.02)
From return of capital	—	(0.00	)(d)	(0.03)	(0.04)	—

Total distributions	(0.35)	(0.32)		(0.34)	(0.29)	(0.31)

Net asset value, end of year	$9.97	$9.60		$9.96	$9.83	$9.77

Total Return (e)
Based on net asset value	7.62 (f)	(0.46	)(f)	4.88%	3.61%	(0.30)%

Ratios to Average Net Assets (g)
Total expenses (h)	0.74%	1.09%		0.90%	0.74%	0.77%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.74%	1.09%		0.89%	0.73%	0.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.61%	0.62%		0.61%	0.60%	0.59%

Net investment income	3.49%	3.40%		3.49%	2.66%	2.09%

Supplemental Data
Net assets, end of year (000)	$23,223,183	$23,621,298		$23,089,643	$17,994,587	$24,173,415

Portfolio turnover rate (i)	1,805%	2,337%		1,576%	1,541%	1,856%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.02%	0.01%	0.01%	0.02%	0.03%

(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Expense ratios	N/A	N/A	0.90%	0.73%	0.77%

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate (excluding MDRs)	1,307%	1,565%	1,060%	1,098%	1,242%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	149

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio

	Investor A

	Year Ended December 31,
	2019	2018 (a)		2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of year	$9.60	$9.96		$9.83	$9.77	$10.11

Net investment income (b)	0.31	0.29		0.31	0.23	0.18
Net realized and unrealized gain (loss)	0.38	(0.36)		0.14	0.09	(0.24)

Net increase (decrease) from investment operations	0.69	(0.07)		0.45	0.32	(0.06)

Distributions (c)
From net investment income	(0.32)	(0.29)		(0.29)	(0.22)	(0.26)
From net realized gain	—	—		—	—	(0.02)
From return of capital	—	(0.00	)(d)	(0.03)	(0.04)	—

Total distributions	(0.32)	(0.29)		(0.32)	(0.26)	(0.28)

Net asset value, end of year	$9.97	$9.60		$9.96	$9.83	$9.77

Total Return (e)
Based on net asset value	7.31% (f)	(0.74)%	(f)	4.59%	3.30%	(0.60)%

Ratios to Average Net Assets (g)
Total expenses	1.05%	1.39%		1.22%	1.07%	1.12% (h)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.03%	1.38%		1.16%	1.03%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.90%	0.91%		0.90%	0.90%	0.90%

Net investment income	3.20%	3.00%		3.09%	2.38%	1.77%

Supplemental Data
Net assets, end of year (000)	$1,501,890	$2,023,700		$2,234,189	$4,380,500	$5,632,067

Portfolio turnover rate (i)	1,805%	2,337%		1,576%	1,541%	1,856%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.02%	0.01%	0.01%	0.02%	0.03%

(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December 31, 2015, the expense ratio would have been 1.10%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate (excluding MDRs)	1,307%	1,565%	1,060%	1,098%	1,242%

See notes to financial statements.

150	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio
	Investor C
	Year Ended December 31,
	2019		2018 (a)		2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of year	$9.59		$9.95		$9.82	$9.76	$10.10

Net investment income (b)	0.24		0.24		0.24	0.16	0.10
Net realized and unrealized gain (loss)	0.38		(0.38)		0.13	0.08	(0.24)

Net increase (decrease) from investment operations	0.62		(0.14)		0.37	0.24	(0.14)

Distributions (c)
From net investment income	(0.25)		(0.22)		(0.21)	(0.15)	(0.18)
From net realized gain	—		—		—	—	(0.02)
From return of capital	—		(0.00	)(d)	(0.03)	(0.03)	—

Total distributions	(0.25)		(0.22)		(0.24)	(0.18)	(0.20)

Net asset value, end of year	$9.96		$9.59		$9.95	$9.82	$9.76

Total Return (e)
Based on net asset value	6.54	%(f)	(1.47	)%(f)	3.81%	2.53%	(1.34)%

Ratios to Average Net Assets (g)
Total expenses (h)	1.77%		2.11%		1.93%	1.79%	1.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.76%		2.11%		1.91%	1.78%	1.81%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.63%		1.64%		1.65%	1.65%	1.65%

Net investment income	2.48%		2.41%		2.41%	1.63%	1.03%

Supplemental Data
Net assets, end of year (000)	$434,348		$514,268		$655,874	$872,501	$1,119,341

Portfolio turnover rate(i)	1,805%		2,337%		1,576%	1,541%	1,856%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.02%	0.03%

(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Expense ratios	1.77%	2.11%	1.92%	1.78%	1.81%

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	1,307%	1,565%	1,060%	1,098%	1,242%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	151

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio

	Class K

	Year Ended December 31,					Period from 03/28/16 (a)(b) to 12/31/16
	2019		2018(a)		2017(a)

Net asset value, beginning of period	$9.60		$9.97		$9.84	$9.65

Net investment income (c)	0.35		0.34		0.36	0.22
Net realized and unrealized gain (loss)	0.39		(0.39)		0.12	0.21

Net increase (decrease) from investment operations	0.74		(0.05)		0.48	0.43

Distributions (d)
From net investment income	(0.36)		(0.32)		(0.32)	(0.20)
From return of capital	—		(0.00	)(e)	(0.03)	(0.04)

Total distributions	(0.36)		(0.32)		(0.35)	(0.24)

Net asset value, end of period	$9.98		$9.60		$9.97	$9.84

Total Return (f)
Based on net asset value	7.82	%(g)	(0.47	)%(g)	4.97%	4.47% (h)

Ratios to Average Net Assets (i)
Total expenses	0.66%		1.01%		0.82%	0.69%(j)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.65%		1.00%		0.81%	0.68%(j)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.52%		0.53%		0.53%	0.53%(j)

Net investment income	3.57%		3.47%		3.58%	2.93%(j)

Supplemental Data
Net assets, end of period (000)	$8,858,737		$7,830,270		$5,748,169	$3,651,094

Portfolio turnover rate (k)	1,805%		2,337%		1,576%	1,541%(l)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Aggregate total return.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period from 03/28/16(b) to 12/31/16
	2019	2018	2017
Investments in underlying funds	0.02%	0.01%	0.01%	0.02%

(j)	Annualized.
(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period from 03/28/16(b) to 12/31/16
	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	1,307%	1,565%	1,060%	1,098%

(l)	Portfolio turnover rate is representative of the Portfolio for the entire year.

See notes to financial statements.

152	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	Emerging Markets Flexible Dynamic Bond	Non-diversified
BlackRock Strategic Income Opportunities Portfolio	Strategic Income Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C Shares automatically convert to Investor A Shares after approximately ten years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying financial statements of Strategic Income Opportunities include the account of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary”). There were no assets in the Subsidiary during the period. Effective December 26, 2019, the Subsidiary, which was wholly-owned by the Fund, was dissolved. The Subsidiary enabled Strategic Income Opportunities to hold commodity-related instruments and other derivatives and satisfy Regulated Investment Company (“RIC”) tax requirements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required

NOTES TO FINANCIAL STATEMENTS	153

Notes to Financial Statements  (continued)

by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Strategic Income Opportunities’ ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board of Trustees of the Trust (“the Board”) effective January 1, 2019, the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. The adjusted cost basis of securities at December 31, 2018 has been adjusted to the following:

Emerging Markets Flexible Dynamic Bond	$106,476,920
Strategic Income Opportunities	32,309,806,944

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value (“NAV”) of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

Emerging Markets Flexible Dynamic Bond has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Emerging Markets Flexible Dynamic Bond may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation

154	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	155

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Service
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

156	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

NOTES TO FINANCIAL STATEMENTS	157

Notes to Financial Statements  (continued)

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Strategic Income Opportunities had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Aligned Energy LLC, Term Loan	$8,153,043	$8,153,043	$8,153,043	$–
Facebook Burlingame, Term Loan	12,591,644	12,591,644	12,591,644	–
Houston Center, Term Loan	8,224,103	8,224,103	8,224,103	–
Park Avenue Tower, Term Loan	2,403,026	2,403,026	2,403,026	–
Spectacle Gary, Delayed Draw Term Loan	2,500,000	2,425,000	2,525,000	100,000
Triton Bidco, Term Loan B	13,328,075	13,116,834	13,382,187	265,353

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively prior to settlement date.

158	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Strategic Income Opportunities were $203,763 and (6.06)%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

NOTES TO FINANCIAL STATEMENTS	159

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of Strategic Income Opportunities’ open borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements (a)	Borrowed Bond at Value including Accrued Interest (b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received) / Pledged	Net Exposure Due (to) / from Counterparty (c)
Barclays Bank plc	$301,728,284	$(303,851,157)	$(2,122,873)	$—	$—	$—	$1,684,000	$1,684,000	$(438,873)
Barclays Capital, Inc.	17,670,510	(19,047,314)	(1,376,804)	—	—	—	1,268,000	1,268,000	(108,804)
BNP Paribas SA	155,974,905	(164,594,032)	(8,619,127)	—	—	—	8,254,259	8,254,259	(364,868)
Citigroup Global Markets, Inc.	21,572,151	(22,062,624)	(490,473)	—	—	—	288,000	288,000	(202,473)
Credit Suisse Securities USA LLC	62,047,953	(62,530,962)	(483,009)	—	—	—	310,000	310,000	(173,009)
Deutsche Bank AG	7,367,807	(7,894,410)	(526,603)	—	—	207,655	318,948	526,603	—
Goldman Sachs International	16,841,897	(16,787,916)	53,981	—	—	—	—	—	53,981
JPMorgan Securities LLC	59,310,385	(59,733,103)	(422,718)	—	—	—	370,000	370,000	(52,718)
Merrill Lynch International	5,041,447	(5,120,410)	(78,963)	—	—	—	78,963	78,963	—
RBC Capital Markets, LLC	130,162,991	(133,919,586)	(3,756,595)	—	—	—	3,756,595	3,756,595	—
RBC Europe Ltd.	8,434,028	(8,417,304)	16,724	—	—	—	—	—	16,724

	$786,152,358	$(803,958,818)	$(17,806,460)	$—	$—	$207,655	$16,328,765	$16,536,420	$(1,270,040)

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $9,500,264 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

When a fund enters into an MRA and International Swaps and Derivatives Association, Inc. (an “ISDA”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit a fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to a fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks and investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under MSLA, which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction

160	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Strategic Income Opportunities’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Citigroup Global Markets, Inc.	$152,959	$(152,959)	$—
Credit Suisse Securities (USA) LLC	37,618,004	(37,618,004)	—
Deutsche Bank Securities, Inc.	88,691	(88,691)	—
Fidelity Investments	1,235,500	(1,235,337)	163
Goldman Sachs & Co.	68,193,750	(68,193,750)	—
JP Morgan Securities LLC	43,887,659	(43,887,659)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	119,052,268	(119,052,268)	—
Morgan Stanley & Co. LLC	75,306	(75,306)	—
State Street Bank & Trust Co.	819,612	(819,612)	—

	$271,123,749	$(271,123,586)	$163

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of December 31, 2019. Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use

NOTES TO FINANCIAL STATEMENTS	161

Notes to Financial Statements  (continued)

of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value - unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the variation margin. Variation margin

162	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an ISDA Master Agreement or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in

NOTES TO FINANCIAL STATEMENTS	163

Notes to Financial Statements  (continued)

the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Emerging Markets Flexible Dynamic Bond pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Emerging Markets Flexible Dynamic Bond’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.600%
$1 Billion - $2 Billion	0.550
$2 Billion - $3 Billion	0.525
Greater than $3 Billion	0.500

For such services, Strategic Income Opportunities pays the Manager a monthly fee, based on the average daily net assets that are attributable to Strategic Income Opportunities’ direct investments in fixed-income and equity securities and instruments, including ETFs advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500
$2 Billion - $3 Billion	0.475
$3 Billion - $35 Billion	0.450
Greater than $35 Billion	0.430

The Manager provided investment management and other services to the Subsidiary. The Manager did not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Strategic Income Opportunities pays the Manager based on the Fund’s net assets, which included the assets of the Subsidiary.

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Strategic Income Opportunities, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide for that portion of each Fund for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

164	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Distribution Fees	Service Fees
Investor A	—%	0.25%
Investor C	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$20,449	$20,417	$40,866
Strategic Income Opportunities	3,996,651	4,737,925	8,734,576

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400
$1 Billion - $2 Billion	0.0375
$2 Billion - $4 Billion	0.0350
$4 Billion - $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2019, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$4,447	$1,636	$408	$14,406	$20,897
Strategic Income Opportunities	4,560,822	319,706	94,751	1,687,753	6,663,032

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2019, Strategic Income Opportunities paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor C	Total
Strategic Income Opportunities	$ 1,235,829	$8	$1,235,837

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$220	$1,279	$657	$219	$2,375
Strategic Income Opportunities	50,041	11,468	4,127	18,065	83,701

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$20,198	$14,330	$5,872	$729	$41,129
Strategic Income Opportunities	19,593,691	2,199,856	515,100	44,288	22,352,935

NOTES TO FINANCIAL STATEMENTS	165

Notes to Financial Statements  (continued)

Other Fees: For the year ended December 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Markets Flexible Dynamic Bond	$416
Strategic Income Opportunities	29,515

For the year ended December 31, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C
Emerging Markets Flexible Dynamic Bond	$402	$221
Strategic Income Opportunities	27,753	21,288

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, the amount waived was $848,549 for Strategic Income Opportunities.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of Emerging Markets Flexible Dynamic Bond’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of Strategic Income Opportunities’ assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through April 30, 2020. These contractual agreements may be terminated upon 90 days’ notice by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, the Manager waived $1,672 and $1,267,806 in investment advisory fees with respect to Emerging Markets Flexible Dynamic Bond and Strategic Income Opportunities, respectively, pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets is as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Flexible Dynamic Bond	0.68%	0.93%	1.68%	0.63%
Strategic Income Opportunities	0.65	0.90	1.65	N/A

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2019, the amounts included in fees waived and/or reimbursed by the Manager were as follows:

Emerging Markets Flexible Dynamic Bond	$399,448

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$4,447	$1,636	$408	$14,341	$20,832
Strategic Income Opportunities	—	164,497	—	—	$164,497

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$9,124	$10,251	$4,871	$727	$24,973
Strategic Income Opportunities	—	8,622	—	—	$8,622

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement, and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

166	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

For the year ended December 31, 2019, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

Investor C
Strategic Income Opportunities	$6,611

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 1, 2019:

Expired December 1, 2019
Emerging Markets Flexible Dynamic Bond
Fund Level	$1,100,272
Institutional	41,561
Investor A	41,022
Investor C	20,170
Class K	39,427
Strategic Income Opportunities
Investor A	1,853,118
Investor C	31,832

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2019, the Strategic Income Opportunities Fund paid BIM $89,486 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended December 31,2019, Strategic Income Opportunities received a reimbursement of $115,819 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.

NOTES TO FINANCIAL STATEMENTS	167

Notes to Financial Statements  (continued)

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Strategic Income Opportunities	$53,620,934	$29,501,650	$228,545

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Purchases
Non-U.S. Government Securities	$101,955,644	$549,057,546,089
U.S. Government Securities	6,833,667	101,723,801,306

	$108,789,311	$650,781,347,395

Sales
Non-U.S. Government Securities	$104,221,916	$535,018,993,163
U.S. Government Securities	6,844,404	101,424,250,914

	$111,066,320	$636,443,244,077

For the year ended December 31, 2019, purchases and sales related to mortgage dollar rolls were as follows:

Strategic Income Opportunities
Purchases	$175,571,345,211
Sales	175,531,982,639

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Ordinary Income	Return of Capital	Total
Emerging Markets Flexible Dynamic Bond
12/31/19	$6,393,707	$—	$6,393,707
12/31/18	60,528	5,977,088	6,037,616
Strategic Income Opportunities
12/31/19	1,188,956,103	—	1,188,956,103
12/31/18	1,107,195,686	10,326,895	1,117,522,581

168	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated loss were as follows:

	Non-expiring Capital Loss Carryforward (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-year Losses (c)	Total
Emerging Markets Flexible Dynamic Bond	$(20,046,593)	$(3,328,949)	$(63,082)	$(23,438,624)
Strategic Income Opportunities	(761,056,164)	289,567,166	(11,153,893)	(482,642,891)

(a)	Amount available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, amortization methods for premiums on fixed income securities, the accrual of income on securities in default, the accounting for swap agreements, the realization for tax purposes of unrealized gains on investments in passive investment companies, the timing and recognition of partnership income, dividends deemed recognized for tax purposes and the classification of investments.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in next taxable year.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Tax cost	$111,058,046	$53,863,980,279

Gross unrealized appreciation	$9,809,639	$1,735,478,264
Gross unrealized depreciation	(11,099,719)	(1,165,447,330)

Net unrealized appreciation (depreciation)	$(1,290,080)	$570,030,934

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

NOTES TO FINANCIAL STATEMENTS	169

Notes to Financial Statements  (continued)

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Certain Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

170	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount
Emerging Markets Flexible Dynamic Bond
Institutional
Shares sold	425,864	$3,525,018	2,419,913	$21,623,147
Shares issued in reinvestment of distributions	136,955	1,124,960	180,037	1,567,114
Shares redeemed	(1,658,824)	(13,808,691)	(3,948,929)	(33,671,470)

Net decrease	(1,096,005)	$(9,158,713)	(1,348,979)	$(10,481,209)

Investor A
Shares sold and automatic conversion of shares	183,799	$1,539,341	356,350	$3,170,560
Shares issued in reinvestment of distributions	54,334	444,858	64,900	562,354
Shares redeemed	(278,191)	(2,295,790)	(975,171)	(8,147,700)

Net decrease	(40,058)	$(311,591)	(553,921)	$(4,414,786)

Investor C
Shares sold	4,671	$39,524	49,802	$445,151
Shares issued in reinvestment of distributions	10,267	84,188	12,286	106,761
Shares redeemed and automatic conversion of shares	(122,777)	(1,016,128)	(166,601)	(1,434,289)

Net decrease	(107,839)	$(892,416)	(104,513)	$(882,377)

Class K
Shares sold	2,339,872	$19,658,107	562,437	$5,005,822
Shares issued in reinvestment of distributions	238,587	1,947,812	130,615	1,123,257
Shares redeemed	(177,857)	(1,489,837)	(572,144)	(5,083,184)

Net increase	2,400,602	$20,116,082	120,908	$1,045,895

Total Net Increase (Decrease)	1,156,700	$9,753,362	(1,886,505)	$(14,732,477)

Strategic Income Opportunities
Institutional
Shares sold	634,936,439	$6,238,862,124	1,012,341,877	$9,962,714,892
Shares issued in reinvestment of distributions	71,542,076	705,077,160	70,138,512	686,635,620
Shares redeemed	(839,003,354)	(8,220,493,665)	(939,409,503)	(9,159,811,978)

Net increase (decrease)	(132,524,839)	$(1,276,554,381)	143,070,886	$1,489,538,534

Investor A
Shares sold and automatic conversion of shares	44,047,913	$433,228,865	71,981,134	$708,941,011
Shares issued in reinvestment of distributions	5,111,246	50,331,832	6,423,127	62,911,676
Shares redeemed	(109,423,799)	(1,069,253,071)	(91,854,372)	(899,301,243)

Net decrease	(60,264,640)	$(585,692,374)	(13,450,111)	$(127,448,556)

Investor C
Shares sold	3,793,027	$37,264,817	6,974,335	$68,474,776
Shares issued in reinvestment of distributions	1,124,641	11,069,532	1,231,025	12,055,415
Shares redeemed and automatic conversion of shares	(14,952,627)	(146,802,562)	(20,482,538)	(200,467,610)

Net decrease	(10,034,959)	$(98,468,213)	(12,277,178)	$(119,937,419)

Class K
Shares sold	231,822,539	$2,277,598,180	301,539,871	$2,957,304,217
Shares issued in reinvestment of distributions	30,803,606	303,900,188	22,929,557	224,325,700
Shares redeemed	(190,314,544)	(1,873,602,604)	(85,832,621)	(838,898,348)

Net increase	72,311,601	$707,895,764	238,636,807	$2,342,731,569

Total Net Increase (Decrease)	(130,512,837)	$(1,252,819,204)	355,980,404	$3,584,884,128

As of December 31,2019, BlackRock HoldCo 2, Inc., an affiliate of the Funds, owned 4,072,600 Class K Shares of Emerging Markets Flexible Dynamic Bond.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	171

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio and the Board of Trustees of BlackRock Funds V:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V (the “Funds”), including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. The presented statements of changes in net assets and financial highlights for BlackRock Strategic Income Opportunities Portfolio were consolidated through December 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

172	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (Unaudited)

During the fiscal year ended December 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Funds.

	Months Paid	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
Qualified Dividend Income for Individuals(a)	January — December 2019	—%	6.08%
Dividends Qualifying for the Dividends Received Deductions for Corporations(a)	January — December 2019	—	1.27
Federal Obligation Interest(b)	January — December 2019	—	1.67
Interest-Related Dividends for Non-U.S. Residents(c)	January — December 2019	—	56.30

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

IMPORTANT TAX INFORMATION	173

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds V, on behalf of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio and BlackRock Strategic Opportunities Portfolio, met on November 14-15, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

174	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2007)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	175

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Catherine A. Lynch (d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None
Interested Trustees (a)(e)
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015): President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

176	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited (a)

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.(a)

New York, NY 10179

Brown Brothers Harriman & Co.(b)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Strategic Income Opportunities Portfolio.
(b)	For BlackRock Emerging Markets Flexible Dynamic Bond Portfolio.

TRUSTEE AND OFFICER INFORMATION	177

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

178	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulator or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	179

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Offshore
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
GHS	Ghanaian Cedi
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Polish Zloty
PHP	Philippine Peso
PLN	Polish Zloty
RUB	New Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan New Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security
ADR	American Depositary Receipts
BA	Canadian Bankers Acceptances
BUBOR	Budapest Interbank Offered Rate
BZDIOVER	Overnight Brazil CETIP — Interbank Rate
CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association
CDO	Collateralized Debt Obligation
CIBOR	Copenhagen Interbank Offered Rate
CLO	Collateralized Loan Obligation
CNREPOFI	Day China Fixing Repo Rates
CSMC	Credit Suisse Mortgage Capital
CVA	Certification Van Aandelon (Dutch Certificate)
CWABS	Countrywide Asset-Backed Certificates
DAC	Designated Activity Company
EONIA	Euro Overnight Index Average
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GO	General Obligation Bonds
JIBAR	Johannesburg Interbank Average Rate
LIBOR	London Interbank Offered Rate
LIMEAN	London Interbank Mean Rate
MIBOR	Mumbai Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MXIBTIIE	Mexico Interbank THE 28-Day
NASDAQ	National Association of Securities Dealers Automated
NIBOR	Norwegian Interbank Offered Rate
OTC	Over-the-counter
PCL	Public Company Limited
PIK	Payment-In-Kind
PJSC	Public Joint Stock Company
RB	Revenue Bonds
REMIC	Real Estate Mortgage Investment Conduit
REPO_CORRA	Canadian Overnight Repo Rate
S&P	Standard & Poor’s
SCA	Svenska Cellulosa Aktiebolaget
SOFR	Secured Overnight Financing Rate
SOR	Singapore Interbank Offered Rate
SPDR	Standard & Poor’s Depositary Receipts
STIBOR	Stockholm Interbank Offered Rate
TBA	To-be-announced
THBFIX	Thai Baht Interest Rate Fixing
VRDN	Variable Rate Demand Notes

180	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMDSIP-12/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current	Previous	Current	Previous	Current	Previous	Current	Previous

	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	$41,922	$41,922	$38	$0	$18,100	$18,700	$0	$0
BlackRock Strategic Income Opportunities Portfolio	$118,830	$118,830	$38	$0	$20,600	$21,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LCC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	$18,138	$18,700
BlackRock Strategic Income Opportunities Portfolio	$20,638	$21,200

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –     The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: March 6, 2020